As filed with the Securities and Exchange Commission on April 23, 2002


                           Registration No. 333-70963

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                   POST-EFFECTIVE AMENDMENT NO. 5 TO FORM S-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                  ------------
                            COLI VUL-2 SERIES ACCOUNT
                              (Exact Name of Trust)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)

                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
          (Complete Address of Depositor's Principal Executive Offices)

                               William T. McCallum
                      President and Chief Executive Officer
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                (Name and Complete Address of Agent for Service)

        Copies to:
        James F. Jorden, Esq.                      Beverly A. Byrne, Esq.
        Jorden Burt LLP                            Counsel

        1025 Thomas Jefferson Street, N.W.         Great-West Life & Annuity
        Washington, D.C.  20007-5208               Insurance Company
                                                   8515 East Orchard Road
                                                   Greenwood Village, Colorado
                                                   80111

                                         ------------
    It is proposed that this filing will become effective (check appropriate box):

      [   ]  immediately upon filing pursuant to paragraph (b) of Rule 485.


      [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485.


      [   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

      [   ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

    If appropriate, check the following box:
     [ ___ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                         -----------
Title of securities being offered - variable portion of flexible premium variable universal life insurance policies.
                                          ----------
Approximate date of proposed public offering:  continuous.

[ ___ ] Check this box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.


                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS
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Item Number of Form N-8B-2                                                   Caption in Prospectus



                      ORGANIZATION AND GENERAL INFORMATION

1.      (a)     Name of trust...................................................Cover; Great-West Life &
                                                                                Annuity Insurance Company - -
                                                                                The Series Account;
                                                                                Appendix A -
                                                                                Glossary of Terms - -
                                                                                "Series Account"

        (b)    Title of each class of securities issued.........................Cover; About the
                                                                                Policy


2.      Name & address of each depositor........................................Cover; Great-West Life &
                                                                                Annuity Insurance Company

3.      Name & address of custodian.............................................The Series Account

4.      Name & address of principal underwriter.................................Distribution of the Policy


5.      State in which organized................................................Great-West Life & Annuity
                                                                                Insurance Company - -
                                                                                The Series Account

6.      Date of organization....................................................Great-West Life & Annuity
                                                                                Insurance Company - -
                                                                                The Series Account


9.      Material litigation.....................................................Other Information - -
                                                                                Legal Proceedings

                 GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST

General Information Concerning Securities and Rights of Holders


10.     (a), (b)      Type of Securities........................................Cover; About the Policy

        (c)    Rights of security holders.......................................Cover; About the Policy - re:
                                                                                withdrawal or redemption - Termination of
                                                                                Policy;
                                                                                About the Policy - -
                                                                                Surrenders


        (d)    Rights of security holders.......................................Cover; About the Policy -
                                                                                re: conversion, transfer or partial withdrawal
                                                                                Termination of Policy;
                                                                                About the Policy - -
                                                                                Partial Withdrawal;
                                                                                About the Policy - -
                                                                                Surrenders;
                                                                                About the Policy - -
                                                                                Premium Payments;
                                                                                About the Policy - -
                                                                                Transfers Among Divisions;
                                                                                About the Policy  - -
                                                                                Dollar Cost Averaging;
                                                                                About the Policy  - -
                                                                                The Rebalancer Option;
                                                                                About the Policy  - -
                                                                                Policy Loans

        (e)    Rights of security holders.......................................About the Policy - -
                                                                                re: lapses, default & reinstatement
                                                                                Termination of Policy;
                                                                                About the Policy  - -
                                                                                Grace Period;
                                                                                About the Policy - -
                                                                                Reinstatement

        (f)    Provisions re: voting rights.....................................Voting Rights


        (g)    Notice to security holders.......................................About the Policy - - Other
                                                                                Policy Provisions - -
                                                                                Report to Owner;
                                                                                About the Policy  - -
                                                                                Other Policy Provisions - -
                                                                                Addition, Deletion or
                                                                                Substitution of Investments;
                                                                                About the Policy  - -
                                                                                Other Policy Provisions - -
                                                                                Modification

        (h)    Consent of security holders......................................About the Policy - - Other
                                                                                Policy Provisions - -


                                                                                Addition, Deletion, or
                                                                                Substitution of Investments;
                                                                                About the Policy - - Premium
                                                                                Payments - - Allocation of
                                                                                Net Premium


        (i)    Other principal features.........................................About the Policy


Information Concerning Securities underlying Trust's Securities


11.     Unit of specified securities in which security holders have an interest Cover; The Investment Options



12.     (a)-(d)  Name of company, name & address of its custodian...............Cover; The Investment
                                                                                Options

                                                                                Information Concerning Loads, Fees,
                                                                                Charges & Expenses

13.     (a)       With respect to each load, fee, charge & expense..............About the Policy - -
                                                                                Charges and Deductions


        (b)       Deductions for sales charges..................................About the Policy - - Charges
                                                                                and Deductions;
                                                                                About the Policy
                                                                                - -  Expense
                                                                                Charges Applied
                                                                                to Premium;
                                                                                About the Policy
                                                                                - -
                                                                                Supplemental Benefits;
                                                                                About the Policy  - -
                                                                                Term

                                                                                Life Insurance
                                                                                Rider

        (c)    Sales load as percentage of amount invested......................About the Policy - -
                                                                                Charges and Deductions

        (d)-(g)Other loads, fees & expenses.....................................About the Policy - - Charges
                                                                                and Deductions


Information Concerning Operation of Trust

14.     Procedure for applications for & issuance of trust's securities.........About the Policy  - -
                                                                                Policy Application,
                                                                                Issuance and

                                                                                Initial Premium;

                                                                                About the

                                                                                Policy - -
                                                                                Premium Payments
                                                                                - - Allocation
                                                                                of Net Premiums;
                                                                                Distribution of
                                                                                the Policy


15.     Procedure for receipt of payments from purchase of trust's securities...About the Policy - - Policy
                                                                                Application,
                                                                                Issuance and

                                                                                Initial Premium;

                                                                                About the Policy - -
                                                                                Premium

                                                                                Payments; About
                                                                                the Policy - -
                                                                                Transfers Among
                                                                                Divisions; About
                                                                                the Policy - -
                                                                                Free Look Period

16.     Acquisition and disposition of underlying securities....................Cover; Summary of Policy;
                                                                                Great-West Life & Annuity Insurance
                                                                                Company - - The
                                                                                Series Account;
                                                                                The Investment Options;
                                                                                About the Policy
                                                                                - - Premium
                                                                                Payments - -
                                                                                Allocation of
                                                                                Net Premium

17.     (a)    Procedure for withdrawal.........................................Cover; About the Policy  - -
                                                                                Termination of
                                                                                Policy; About
                                                                                the Policy - -
                                                                                Surrenders;
                                                                                About the Policy
                                                                                - -  Policy
                                                                                Loans; About the
                                                                                Policy - -
                                                                                Partial
                                                                                Withdrawals

        (b)    Redemption or repurchase.........................................Cover; About the Policy - -


                                                                                Termination of
                                                                                Policy;
                                                                                About the Policy
                                                                                - - Surrenders;
                                                                                About the Policy
                                                                                - - Policy Loans;
                                                                                About the Policy
                                                                                - - Partial Withdrawal;
                                                                                About the Policy  - -
                                                                                Premium Payments;
                                                                                About the Policy  - -
                                                                                Transfer Among Divisions;
                                                                                About the Policy  - -
                                                                                Dollar Cost Averaging;
                                                                                About the Policy  - -
                                                                                The Rebalancer
                                                                                Option

        (c)    Cancellation or resale ..........................................Not Applicable


18.     (a)    Income of the Trust..............................................Great-West Life & Annuity
                                                                                Insurance
                                                                                Company - - The
                                                                                Series Account;
                                                                                The Investment
                                                                                Options; About
                                                                                the Policy - -
                                                                                Premium Payments
                                                                                - - Allocation
                                                                                of Net Premiums


19.     Procedure for keeping records & furnishing information to security holders ................................................................About the Policy - - Other
                                                                                Policy Provisions - -
                                                                                Report to Owner


21.     (a) & (b) Loans to security holders.....................................About the Policy - - Policy Loans

23.     Bonding arrangements for depositor......................................Great-West Life & Annuity Insurance Company

24.     Other material provisions...............................................About the Policy - - Death
                                                                                Benefit;

                                                                                About the Policy - -
                                                                                Changes in Death Benefit Option;
                                                                                About the Policy  - -
                                                                                Changes in Total Face Amount;
                                                                                About the Policy  - -
                                                                                Account Value;
                                                                                About the Policy  - -
                                                                                Paid-Up Life Insurance;
                                                                                About the Policy  - -
                                                                                Grace Period;
                                                                                About the Policy  - -
                                                                                Reinstatement;
                                                                                About the Policy  - -
                                                                                Deferral of Payment;
                                                                                About the Policy  - -
                                                                                Other Policy Provisions




                     ORGANIZATION, PERSONNEL & AFFILIATED PERSON OF DEPOSITORS

Organization & Operations of Depositor

25.     Form, state & date of organization of depositor.........................Great-West Life & Annuity
                                                                                Insurance Company

27.     General character of business of depositor..............................Great-West Life & Annuity
                                                                                Insurance Company


28.     (a)    Officials and affiliates of the depositor........................Great-West Life & Annuity
                                                                                Insurance Company;

                                                                                Our Directors and
                                                                                Executive Officers

        (b)    Business experience of officers and directors of the depositor...Our Directors and Executive
                                                                                Officers

Companies Owning Securities of Depositor

29.     Each company owning 5% of voting securities of depositor............... Great-West Life & Annuity
                                                                                Insurance Company

Controlling Persons

30.     Control of depositor....................................................Great-West Life & Annuity
                                                                                Insurance Company

                              DISTRIBUTION & REDEMPTIONS OF SECURITIES

Distribution of Securities

35.     Distribution............................................................Great-West Life & Annuity

                                                                                Insurance Company;
                                                                                Distribution of the
                                                                                Policy

38.     (a)    General description of method of distribution of securities......Distribution of the Policy

        (b)    Selling agreement between trust or depositor & underwriter.....  Distribution of the Policy

        (c)    Substance of current agreements..................................Distribution of the Policy

Principal Underwriter

39.     (a) & (b)  Principal Underwriter........................................Distribution of the Policy

41.     Character of Underwriter's business.....................................Distribution of the Policy

Offering Price or Acquisition Value of Securities of Trust


44.     Information concerning offering price or acquisition valuation of       The Investment Options;

        securities of trust.  (All underlying securities are shares in          About the Policy - -
        registered investment companies)........................................Account Value;
                                                                                Appendix A -
                                                                                Glossary of Terms - -
                                                                                "Unit," "Unit Value,"
                                                                                "Valuation Date," and
                                                                                "Valuation Period"



Redemption Valuation of Securities of Trust


46.     Information concerning redemption valuation of securities of trust.     The Investment Options;
        (All underlying securities are shares in a registered investment company)About the Policy  - -
                                                                                Surrenders;
                                                                                About the Policy - -
                                                                                Account Value;
                                                                                Federal Income Tax Considerations;
                                                                                Appendix A - Glossary of Terms -
                                                                                - "Unit," "Unit Value," "Valuation
                                                                                Date," and "Valuation Period"


Purchase & Sale of Interests in Underlying Securities


47.     Maintenance of Position.................................................Cover; Great-West Life &
                                                                                Annuity Insurance
                                                                                Company - - The
                                                                                Series Account;
                                                                                The Investment Options;

                                                                                About the Policy - -
                                                                                Premium Payments - -
                                                                                Allocation of Net Premium

                            INFORMATION CONCERNING TRUSTEE OR CUSTODIAN

48.     Custodian of trust......................................................The Series Account

50.     Lien on trust assets....................................................The Series Account

                     INFORMATION CONCERNING INSURANCE OF HOLDERS OF SECURITIES


51.     (a)    Name & address of insurer........................................Cover; Great-West Life &
                                                                                Annuity Insurance Company


        (b)    Types of Contracts...............................................Cover; Summary of Policy;
                                                                                About the Policy - -
                                                                                Policy Application,

                                                                                Issuance and Initial
                                                                                Premium; Federal
                                                                                Income Tax Considerations

        (c)    Risks insured & excluded.........................................About the Policy - - Death

                                                                                Benefit;
                                                                                About the Policy - -
                                                                                Paid-Up
                                                                                Insurance;
                                                                                About the Policy - -
                                                                                Supplemental Benefits;
                                                                                About the Policy  - -
                                                                                Other Policy Provisions - -
                                                                                Misstatement of Age or Sex;
                                                                                About the Policy  - -
                                                                                Other Policy Provisions - -
                                                                                Suicide

        (d)    Coverage.........................................................Cover; About the Policy - -
                                                                                Death Benefit;
                                                                                About the Policy  - -
                                                                                Changes in Death Benefit Option;
                                                                                About the Policy - -
                                                                                Changes in Total Face Amount


        (e)    Beneficiaries....................................................About the Policy - - Death

                                                                                Benefit; About the
                                                                                Policy - - Rights
                                                                                of Beneficiary


        (f)    Terms of cancellations & reinstatement...........................About the Policy - -
                                                                                Termination of

                                                                                Policy;
                                                                                About the Policy - -
                                                                                Reinstatement


        (g)    Method of determining amount of premium paid by holder.........  About the Policy  - -
                                                                                Policy Application,
                                                                                Issuance and Initial Premium
                                                                                Payments

                                        POLICY OF REGISTRANT


52.     (a) & (c)  Selection of Portfolio securities............................About the Policy - -
                                                                                Other Policy Provisions - -
                                                                                Addition, Deletion or
                                                                                Substitution of Investments


Regulated Investment Company


53.     (a)    Taxable status of trust..........................................Federal Income Tax
                                                                                Considerations; Our Taxes


                               FINANCIAL AND STATISTICAL INFORMATION

59.     Financial Statements....................................................Financial Statements


* Items not listed are not applicable to this Registration Statement.

                   Great-West Life & Annuity Insurance Company
                                 A Stock Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111

                                 (303) 737-3000



Key Business VUL -- Prospectus


A Flexible Premium Variable Universal Life Insurance Policy offered by Great-West Life & Annuity Insurance Company in connection with its COLI VUL-2 Series Account


This Prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "we" or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policies are designed to meet the definition of "life insurance contracts" for federal income tax purposes.


The Policy allows "you," the Policy owner, within certain limits to:

o choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
o    choose the amount and timing of premium payments, within certain limits;

o    allocate  premium  payments  among the  available  investment  options  and
     transfer  Account  Value  among  available   investment   options  as  your
     investment objectives change; and

o access your Policy's Account Value through loans and partial withdrawals or total surrenders.

This Prospectus contains important information you should understand before purchasing a Policy. We use certain special terms that are defined in Appendix
A. You should read this Prospectus carefully and keep it for future reference.


The Securities and Exchange Commission has not approved or disapproved the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



The Date of this Prospectus is May 1, 2002


The Policy currently offers 42 investment options, each of which is a Division of Great-West's COLI VUL-2 Series Account (the "Series Account"). Each Division uses its assets to purchase, at their net asset value, shares of a single mutual fund (collectively the "Funds"). The Divisions are referred to as "variable" because their investment experience depends upon the investment experience of the Funds in which they invest. Following is a list of the Funds in which the Divisions currently invest:

American Century Variable Portfolios, Inc.
    American Century VP Income & Growth - Original Class Shares
    American Century VP International - Original Class Shares
    American Century VP Ultra - Original Class Shares
    American Century VP Value - Original Class Shares

Dreyfus

    Dreyfus Stock Index Fund - Initial Share Class

Dreyfus Variable Investment Fund

    Appreciation Portfolio - Initial Share Class
    Growth and Income Portfolio - Initial Share Class

Federated Insurance Series
    Federated American Leaders Fund II - Primary Share Class
    Federated Growth Strategies Fund II
    Federated High Income Bond Fund II - Primary Share Class
    Federated International Equity Fund II

Fidelity Variable Insurance Products (VIP) Fund
    Fidelity VIP Growth Portfolio - Service Class 2

Fidelity Variable Insurance Products (VIP) Fund II
    Fidelity VIP II Contrafund(R)Portfolio - Service Class 2
    Fidelity VIP II Investment Grade Bond Portfolio - Service Class 2

INVESCO Variable Investment Funds, Inc.

    INVESCO VIF - Financial Services Fund
    INVESCO VIF - Health Sciences Fund
    INVESCO VIF - High Yield Fund
    INVESCO VIF - Core Equity Fund (Formerly INVESCO VIF-Equity Income Fund) INVESCO VIF - Technology Fund

Janus Aspen Series

    Aggressive Growth Portfolio - Institutional Shares
    Balanced Portfolio - Institutional Shares
    Capital Appreciation Portfolio - Institutional Shares
    Flexible Income Portfolio - Institutional Shares
    Worldwide Growth Portfolio - Institutional Shares

Maxim Series Fund, Inc.
    Maxim Loomis-Sayles Bond Portfolio
    Maxim INVESCO ADR Portfolio
    Maxim INVESCO Balanced Portfolio
    Maxim INVESCO Small-Cap Growth Portfolio
    Maxim Ariel Mid-Cap Value Portfolio
    Maxim Ariel Small-Cap Value
    Maxim Money Market Portfolio
    Maxim T. Rowe Equity/Income Portfolio
    Maxim U.S. Government Securities Portfolio

    Maxim Profile Portfolios:
        Maxim Aggressive Profile I Portfolio
        Maxim Moderately Aggressive Profile I Portfolio
        Maxim Moderate Profile I Portfolio
        Maxim Moderately Conservative Profile I Portfolio
        Maxim Conservative Profile I Portfolio

Neuberger Berman Advisers Management Trust

    AMT Guardian Portfolio - Class I
    AMT Mid-Cap Growth Portfolio
    AMT Partners Portfolio
    AMT Socially Responsive Portfolio


You should contact your representative for further information as to the availability of the Divisions. We may add or delete investment options in the future.

The Policy does not have a guaranteed minimum Account Value. Your Policy's Account Value may rise or fall, depending on the investment performance of the Funds underlying the Divisions to which you have allocated your premiums. You bear the entire investment risk on amounts allocated to the Divisions. The investment policies and risks of each Fund are described in the accompanying prospectuses for the Funds. Your Account Value will also reflect net premiums, amounts withdrawn and cost of insurance and other charges.

The Policy provides for a Total Face Amount as shown on the Policy Specifications page of your Policy. The death benefit payable under your Policy may be greater than the Total Face Amount. As long as the Policy remains in force and you make no withdrawals and/or loans, the death benefit will never be less than the Total Face Amount. If the Cash Surrender Value is insufficient to pay the Policy charges, however, your Policy may lapse without value.

When the Insured dies, we will pay a death benefit to the beneficiary specified by you. We will reduce the amount of the death benefit by any prior withdrawals, unpaid Policy Debt, and unpaid Policy charges.

You generally may cancel the Policy by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. For most states, we will refund your current Policy Account Value. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.

It may not be advantageous for you to purchase a Policy to replace existing life insurance coverage.

This Prospectus is valid only if accompanied by current prospectuses for the Funds listed above. If any of these prospectuses are missing or outdated, please contact us and we will send you the prospectus you need.

We may offer this Policy in group form in certain states, with individual ownership represented by certificates. The description of the Policy in this Prospectus applies equally to certificates under group Policies unless the context specifies otherwise.
The Policy may not be available in all states.


Table of Contents
Summary of Policy......................1
Great-West Life & Annuity Insurance
Company................................6
The Series Account.....................7
The Investment Options ................7
Expenses of the Funds.................11
About the Policy .....................12
     Policy Application,
     Issuance and Initial
     Premium .........................12
  Free Look Period ...................12
  Premium Payments....................13
     Premium..........................13
     Net Premiums.....................13
     Allocation of Net Premium........13
     Planned Periodic Premiums........13
  Death Benefit ......................14
  Changes in Death Benefit Option.....15
  Changes in Total Face Amount .......15
     Minimum Changes..................15
     Increases........................15
     Decreases........................15
  Surrenders..........................15
  Partial Withdrawal..................16
  Policy Loans........................16
  Transfers Among Divisions...........17
  Dollar Cost Averaging...............17
  The Rebalancer Option...............18
  Account Value ......................18
     Net Investment Factor............19
     Splitting Units..................19
  Charges and Deductions..............20
  Expense Charges Applied
     to Premium.......................20
     Mortality and Expense Risk Charge20
     Monthly Deduction................21
         Monthly Risk Rates...........21
         Service Charge...............21
  Transfer Fee .......................21
  Partial Withdrawal Fee .............22
   Change of Death Benefit Option
   Fee................................22
   Fund Expenses......................22
   Paid-Up Life Insurance.............22
   Supplemental Benefits..............22
   Term Life Insurance Rider..........22
   Change of Insured Rider............23
   Continuation of Coverage...........23
   Grace Period ......................23
   Termination of Policy..............24
   Reinstatement......................24
   Deferral of Payment................24
   Rights of Owner ...................25
   Rights of Beneficiary..............25
   Other Policy Provisions............25
      Exchange of Policy..............25
      Addition, Deletion or
      Substitution of
      Investments.....................25
      Entire Contract.................26
      Alteration......................26
      Modification....................26
      Assignments.....................26
      Non-Participating...............26
      Misstatement of Age or
      Sex (Non-Unisex Policy).........26
      Suicide.........................26
      Incontestability................27
      Report to Owner.................27
      Illustrations...................27
      Notice and Elections............27
Performance Information and
Illustrations.........................27
   Fund Performance...................27
   Adjusted Fund Performance..........28
   Other Information. ................28
   Policy Illustrations...............28
Federal Income Tax Considerations.....28
   Tax Status of the Policy...........29
      Diversification of Investments..29
      Policy Owner Control............29
      Tax Treatment of Policy Benefits29
         Life Insurance Death Benefit
         Proceeds.....................29
         Tax Deferred Accumulation....29
     Distributions....................29
     Modified Endowment Contracts.....30
     Distributions Under
     Modified Endowment
     Contracts........................30
     Distributions Under
     a Policy That Is Not a MEC.......31
     Multiple Policies................31
     Treatment When Insured Reaches
     Attained Age 100.................31
     Federal Income Tax Withholding...31
     Actions to Ensure Compliance
     with the Tax Law.................31
     Trade or Business Entity Owns
     or is Directly or Indirectly
     a Beneficiary of the Policy......31
     Other Employee Benefit Programs..32
     Policy Loan Interest.............32
     Our Taxes........................32
Distribution of the Policy ...........32
Voting Rights ........................33
Our Directors and Executive Officers..34
Other Information.....................36
     State Regulation.................36
     Legal Proceedings................36
     Legal Matters....................36
     Experts..........................36
     Registration Statements..........36

Financial Statements..................38
Appendix A -- Glossary of Terms........I
Appendix B -- Table of Death Benefit
Percentages..........................III
Appendix C -- Sample Hypothetical
Illustrations ........................IV



This Prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this Prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.


Summary of Policy


This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.


Corporate-Owned Variable Life Insurance

o The Policy provides for life insurance coverage on the Insured and for a Cash Surrender Value which is payable if your Policy is terminated during the Insured's lifetime. You may also take partial withdrawals from and borrow portions of your Account Value.
o The Account Value and death benefit of your Policy may increase or decrease depending on the investment performance of the Divisions to which you have allocated your premiums and the death benefit option you have chosen. Your Policy has no guaranteed minimum Cash Surrender Value. If the Cash Surrender Value is insufficient to cover Policy charges, your Policy may lapse without value.

o Under certain circumstances, a Policy may become a "modified endowment contract" ("MEC") for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive premiums. We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any premium or portion of a premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

o We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Free Look Period

You may return your Policy to us for any reason within 10 days of receiving it, or such longer period as required by applicable state law, and receive the greater of your premiums, less any withdrawals, or your Account Value. For most states, we will refund your current Policy Account Value. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.

Premium Payments

o You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefit option you select.
o Thereafter, you choose the amount and timing of premium payments, within certain limits.

Death Benefit

o    You may choose from among three death benefit options -
     1.   a fixed benefit equal to the Total Face Amount of your Policy;
     2. a variable benefit equal to the sum of the Total Face Amount and your Policy's Account Value; or
     3. an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all premiums paid under your Policy accumulated at the interest rate shown on the Policy Specifications page of your Policy
o For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.
o We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the death benefit payable under the first and third options.
o At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.
o After the first Policy Year, you may change your death benefit option once each Policy Year.

The Series Account

o We have established a separate account to fund the variable benefits under the Policy.
o The assets of the separate account are insulated from the claims of our general creditors.


Investment Options


o You may allocate your net premium payments among the available variable Divisions listed on the front cover of this Prospectus.
o Each Division invests exclusively in shares of a single mutual fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

o    You may transfer amounts from one Division to another.

Supplemental Benefits

o       The following riders are available --
1.      term life insurance; and
2.      change of insured

We will deduct the cost, if any, of the rider(s) from your Policy's Account Value on a monthly basis.

Accessing Your Policy's Account Value

o You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" for federal income tax purposes and you have had positive net investment performance.
o You may surrender your Policy for its Cash Surrender Value. There are no surrender charges associated with your Policy.
o You may withdraw a portion of your Policy's Account Value at any time while your Policy is in force.
o   A withdrawal will reduce your death benefit.
o We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

Account Value

o       Your Policy's Account Value will reflect --
        1.      the premiums you pay;
        2.      the investment performance of the Divisions you select;
        3.      any Policy loans or partial withdrawals;
        4.      your Loan Account balance; and
        5.      the charges we deduct under the Policy.

Policy Charges and Deductions

o Expense Charges Against Premiums -- We will deduct a charge from your premium payments that is guaranteed to be no more than 10% to cover our sales expenses, premium tax expenses, and certain federal tax consequences and other obligations resulting from the receipt of premiums. The premium charge consists of two portions: (i) a sales charge and (ii) a "deferred acquisition cost" tax charge ("DAC charge") and premium tax charge. The current sales charge in Policy Years 1 - 10 consists of 5.5% of premiums up to the target annual premium plus 3.0% of premiums in excess of target, and 0% of premiums in years thereafter. The current DAC and premium tax charge equals 3.5% of premiums in all Policy Years. We may change these rates at any time subject to the overall guarantee set forth above.
o Monthly Deduction -- At the beginning of each Policy Month, we will deduct from your Policy's Account Value -
     1. a Monthly Risk Charge, to cover our anticipated costs of providing insurance under the Policy;
     2. the cost of any supplemental benefit riders you choose to add to your Policy;
     3. a Service Charge to cover certain administrative expenses in connection with the Policies. The Service Charge is guaranteed not to exceed $15.00 each Policy Month. Currently, this charge is $10.00 each Policy Month for the first three Policy Years and $7.50 per Policy Month thereafter; and
     4. any extra risk charge if the Insured is in a rated class as specified in your Policy.
o Separate Account Charges -- On each Valuation Date we deduct a Mortality and Expense Risk Charge from the Divisions to compensate Great-West for the mortality and expense risks we assume by issuing your Policy. The Mortality and Expense Risk Charge will not exceed 0.90% of net asset value annually of your Account Value. Currently, this charge is 0.40% in Policy Years 1 through 5, 0.25% in Policy Years 6 through 20, and 0.10% thereafter.
o    Surrender Charges -- Your Policy has no surrender charges.
o Transfer Fee -- You may transfer Account Value among the Divisions free of charge up to the first 12 transfers in one calendar year. Thereafter, subject to certain exceptions, a maximum administrative charge of $10 per transfer will be deducted from your Account Value for all transfers in excess of 12 made in the same calendar year.
o Partial Withdrawal Fee -- You may make one free partial withdrawal of your Account Value each Policy Year. Thereafter, a maximum administrative charge of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.
o Change of Death Benefit Option Fee -- A maximum administrative charge of $100 will be deducted from your Account Value each time you change your death benefit option.

The charges assessed under the Policy are described in more detail in "Charges and Deductions", beginning on page *.

Fees and Expenses of the Funds

You will indirectly bear the costs of investment management fees and expenses paid from the assets of the mutual fund portfolios you select. Set forth below is a table of current estimates of these costs. The prospectuses for the Funds describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Funds.

Table of Fees and Expenses of the Funds

(as a percentage of net assets for the period ended December 31, 2001)

                                                Management    Other       Gross      Less Fee      Net
                                                Fees          Expenses    Total      Waivers &     Total
                                                                          Annual     Expense       Annual
                                                                          Operating  Reimbursement Operating
   Fund                                                                   Expenses                 Expenses
   ----------------------------------------     ------------- ----------- ---------- ------------- ---------
   American Century Variable Portfolios, Inc.
     o       American Century VP Income &       0.70%(2)      0.00%      0.70%      0.00%        0.70%(2)

             Growth (Original Class Shares)
     o       American Century VP International  1.26%(1)      0.00%      1.26%      0.00%        1.26%(1)
             (Original Class Shares)
     o       American Century VP Ultra          1.00%         0.00       1.00%      0.00%        1.00%
             (Original Class Shares)
     o       American Century VP Value          0.97%(1)      0.00%      0.97%      0.00%        0.97%(1)
             (Original Class Shares)

   Dreyfus
     o       Stock Index Fund
             (Initial Share Class)              0.25%         0.01%      0.26%      0.00%        0.26%(3)


   Dreyfus Variable Investment Fund

     o       Appreciation Portfolio (Initial    0.75%         0.03%      0.78%      0.00%        0.78%(3)
             Share Class)
     o       Growth and Income Portfolio        0.75%         0.05%      0.80%      0.00%        0.80%(3)
             (Initial Share Class)

   Fidelity Variable Insurance Products (VIP)
   Fund
     o       Fidelity VIP Growth Portfolio      0.58%         0.35%      0.93%      0.00%        0.93%(8)
             (Service Class 2)


   Fidelity Variable Insurance Products (VIP)
   Fund II

     o       Fidelity VIP II Contrafund(R)      0.58%         0.36%      0.94%      0.00%        0.94%(8)
             (Service Class 2)
     o       Fidelity VIP II Investment Grade   0.43%         0.39%      0.82%      0.00%        0.82%
             Bond Portfolio (Service Class 2)


     Federated Insurance Series

     o       Federated American Leaders Fund II  0.75%         0.37%     1.12%      0.25%        0.87%(4)
            (Primary Share Class)


     o       Federated Growth Strategies Fund II 0.75%         0.53%     1.28%      0.27%        1.01%(5)


     o       Federated High Income Bond Fund II  0.60%         0.41%    1.01%       0.25%        0.76%(6)
             (Primary Share Class)
     o       Federated International Equity
             Fund II                             1.00%         0.76%    1.76%       0.35%        1.41%(7)

   INVESCO Variable Investment Funds, Inc.

     o       INVESCO VIF-Financial Services     0.75%          0.32%    1.07%       0.00%        1.07%(10)
             Fund
     o       INVESCO VIF-Health Sciences Fund   0.75%          0.31%    1.06%       0.00%        1.06%(10)
     o       INVESCO VIF-High Yield Fund        0.60%          0.42%    1.02%       0.00%        1.02%(9)
     o       INVESCO VIF-Core Equity Fund       0.75%          0.34%    1.09%       0.00%        1.09%(9)
             (Formerly INVESCO VIF-Equity
              Income Fund)
     o       INVESCO VIF-Technology Fund        0.75%          0.54%    1.29%       0.00%        1.29%(10)


   Janus Aspen Series

     o       Aggressive Growth Portfolio       0.65%           0.02%    0.67%       0.00%        0.67%(11)
             (Institutional Shares)
     o       Balanced Portfolio                0.65%           0.01%    0.66%       0.00%        0.66%(11)
             (Institutional Shares)
     o       Capital Appreciation Portfolio    0.65%           0.01%    0.66%       0.00%        0.66%(11)
             (Institutional Shares)
     o       Flexible Income Portfolio         0.64%           0.03%    0.67%       0.00%        0.67%(11)
             (Institutional Shares)
     o       Worldwide Growth Portfolio        0.65%           0.04%    0.69%       0.00%        0.69%(11)
             (Institutional Shares)

   Maxim Series Fund, Inc.

     o       Maxim Loomis-Sayles Bond          0.90%           0.00%    0.90%       0.00%        0.90%
             Portfolio
     o       Maxim INVESCO ADR Portfolio(12)   1.00%           0.14%    1.14%       0.00%        1.14%
     o       Maxim INVESCO Balanced Portfolio  1.00%           0.00%    1.00%       0.00%        1.00%
     o       Maxim INVESCO Small-Cap Growth    0.95%           0.08%    1.03%       0.00%        1.03%
             Portfolio(13)
     o       Maxim Ariel Mid-Cap Value         0.95%           0.15%    1.10%       0.00%        1.10%
             Portfolio(14)
     o       Maxim Ariel Small-Cap Value       1.00%           0.10%    1.10%       0.00%        1.10%
             Portfolio(15)
     o       Maxim Money Market Portfolio      0.46%           0.00%    0.46%       0.00%        0.46%
     o       Maxim T. Rowe Equity/Income       0.80%           0.08%    0.88%       0.00%        0.88%
             Portfolio

     o       Maxim U.S. Government Securities  0.60%           0.00%    0.60%       0.00%        0.60%
             Portfolio

   Maxim Profile Portfolios(16)
     o       Maxim Aggressive Profile I        0.25%           0.00%     0.25%      0.00%        0.25%
             Portfolio
     o       Maxim Moderately Aggressive       0.25%           0.00%     0.25%      0.00%        0.25%
             Profile I Portfolio
     o       Maxim Moderate Profile I Portfolio 0.25%          0.00%     0.25%      0.00%        0.25%
     o       Maxim Moderately Conservative     0.25%           0.00%     0.25%      0.00%        0.25%
             Profile I Portfolio
     o       Maxim Conservative Profile I      0.25%           0.00%     0.25%      0.00%        0.25%
             Portfolio

   Neuberger Berman Advisers Management Trust(17)
     o       AMT Guardian Portfolio (Class I)  0.85%           0.14%     0.99%      0.00%        0.99%
     o       AMT Mid-Cap Growth Portfolio      0.84%           0.07%     0.91%      0.00%        0.91%
     o       AMT Partners Portfolio            0.82%           0.05%     0.87%      0.00%        0.87%
     o       AMT Socially Responsive Portfolio 0.85%           3.48%     4.33%      2.80%        1.53%


1 American Century Variable Portfolios, Inc. - VP Value & VP International Based on expenses incurred during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase. Expense ratio is of the most recent shareholder report.

2 American Century Variable Portfolios, Inc. - VP Income & Growth The expense ratio is as of the most recent shareholder report.

3 Dreyfus Stock Index Fund & Dreyfus Variable Investment Fund - Appreciation Portfolio and Growth and Income Portfolio The figures in the above Expense Table are for the fiscal year ended December 31, 2001. Actual Expenses in future years may be higher or lower than the figures above.

4 Federated Insurance Series - American Leaders Fund II Although not contractually obligated to do so, the shareholder services provider will waive certain amounts. These are shown below along with the net expenses the Primary Shares actually paid for the fiscal year ended December 31, 2001. Total Waivers of Fund Expenses: 0.25% Total Actual Annual Fund Operating Expenses (after waivers): 0.87% The Fund's Primary Shares did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2001. The Fund's Primary Shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2002.

5  Federated   Insurance  Series  -  Growth  Strategies  Fund  II  Although  not
contractually obligated to do so, the adviser, distributor and shareholders services provider waived certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending December 31, 2002. Total Waivers of Fund Expenses: 0.27% Total Actual Annual Fund Operating Expenses (after waivers): 1.01% Total Actual Annual Fund Operating Expenses (after waivers) was 0.90% for the fiscal year ended December 31, 2001. The Adviser expects to waive a portion of its management fee. The Adviser can terminate this voluntary waiver at any time. The expected management fee to be paid by the Fund (After the voluntary waiver) is expected to be 0.73% for the fiscal year ending December 31, 2002. The management fee paid by the fund (after the voluntary waiver) was 0.68% for the fiscal year ended December 31, 2001. The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the distribution fee during the fiscal year ending December 31, 2002. The Fund did not pay or accrue the shareholder services fee during the fiscal year ending December 31, 2001. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2002. Other expenses were 0.22% for the fiscal year ended December 31, 2001.

6 Federated Insurance Series - High Income Bond Fund II Although not contractually obligated to do so, the shareholder services provider will waive certain amounts. These are shown below along with the net expenses the Primary Shares actually paid for the fiscal year ended December 31, 2001. Total Waivers of Fund Expenses: 0.25% Total Actual Annual Fund Operating Expenses (after waivers): 0.76% The Fund's Primary Shares did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2001. The Fund's Primary shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2002.

7 Federated Insurance Series - International Equity Fund II Although not contractually obligated to do so, the adviser waived certain amounts. These are shown below along with net expenses the Fund actually paid for the fiscal year ended December 31, 2001. Total Waiver of Fund Expenses - 0.35%. Total Actual Annual Fund Operating Expenses (after waiver) - 1.41%. The adviser voluntarily waived a portion of its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.90% for the fiscal year ended December 31, 2001. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2002.

8 Fidelity Variable Insurance Products (VIP) Fund - Fidelity VIP Growth Portfolio and Fidelity Variable Insurance Products (VIP) Fund II - Fidelity VIP II Contrafund Portfolio Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the fund prospectus for details.

9 INVESCO Variable Investment Funds, Inc. - High Yield Fund & Core Equity Fund Other Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

10 INVESCO Variable Investment Funds, Inc. - Financial Services Fund, Health Sciences Fund, & Technology Fund The Funds' actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

11 Janus Aspen Series Expenses are based upon expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of expense offset arrangements.

12 For the Maxim INVESCO ADR Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.

13 For the Maxim INVESCO Small-Cap Growth Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.

14 For the Maxim Ariel Mid-Cap Value Portfolio, "Other Expenses" were lower than the figure shown by 0.03% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.

15 For the Maxim Ariel Small-Cap Value Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.

16 Each Profile I Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I - 0.95% to 1.52%; Maxim Moderately Aggressive Profile I -0.91% to 1.38%; Maxim Moderate Profile I -1.04% to 1.40%; Maxim Moderately Conservative Profile I -0.93% to 1.37%; Maxim Conservative Profile I - 0.96% to 1.34%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

17 Neuberger Berman Advisers Management Trust. Neuberger Berman Management, Inc. ("NBMI") has undertaken through April 20, 2005 to reimburse certain operating expenses, including the compensation of NBMI (except with respect to Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Guardian, Mid-Cap Growth and Partner Portfolio's average daily net asset value and 1.50% of the average daily net asset value of the Socially Responsive Portfolio.


The Fund expenses shown above are assessed at the Fund level and are not direct charges against Series Account assets or reductions from Account Value. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Series Account.

The management fees and other expenses are more fully described in the prospectuses for each Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

What if Charges and Deductions Exceed Account Value?

o Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.

o If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day Grace Period.

o If, within the Grace Period, you do not make a premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the Grace Period without further notice.

Reinstatement

If your Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Paid-Up Life Insurance

If the Insured reaches Attained Age 100 and your Policy is in force, the Policy's Account Value, less Policy Debt, will be applied as a single premium to purchase "paid-up" insurance. Your Policy's Account Value will remain in the Series Account allocated to the Divisions in accordance with your instructions. The death benefit under this paid-up insurance generally will be equal to your Account Value. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

Federal Tax Considerations

Your Policy is structured to meet the definition of a "life insurance contract" under the Tax Code. We may need to limit the amount of your premium payments to ensure that your Policy continues to meet that definition.

Your purchase of, and transactions under, your Policy may have tax consequences that you should consider before purchasing a Policy. In general, the death benefit will be excluded from the gross income of the beneficiary. Increases in Account Value generally will not be taxable as earned, although there may be income tax due on a surrender of your Policy or partial withdrawal of your Policy's Account Value. For more information on the tax treatment of the Policy, see "Federal Income Tax Considerations" beginning on page * and consult your tax adviser.

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a member of the Insurance Marketplace Standards Association ("IMSA"). Accordingly, we may use the IMSA logo and membership in IMSA in advertisements.

Being a member of IMSA means that Great-West has chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

Great-West is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation.

Great-West also acts as a sponsor for six other of its separate accounts that are registered with the SEC as investment companies: FutureFunds Series Account, Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, Variable Annuity-1 Series Account, and Variable Annuity Account A.


A joint fidelity bond covers the officers and employees of Great-West. The fidelity bond coverage is $(Canadian) 100,000,000 in the aggregate with a single loss limit of $(Canadian) 50,000,000. In addition to covering officers and employees of Great-West, the joint fidelity bond also covers certain affiliates of Great-West.


The Series Account

We established "COLI VUL-2 Series Account" (the "Series Account") in accordance with Colorado law on November 25, 1997. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.


The Series Account is divided into 42 Divisions. Each Division invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions. All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares.


We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Funds.


The Investment Options

The Policy offers a number of investment options, corresponding to the Divisions. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940 (the "1940 Act"), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this Prospectus. You may obtain a copy of each Fund Prospectus without charge by Request.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.


Some of the Funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Fund may differ substantially.


Some of the Funds' investment advisers or distributors compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders. Such compensation is paid out of the investment adviser's or the distributor's assets.

The investment policies of the current Funds are briefly described below:

American  Century  Variable  Portfolios,   Inc.  (advised  by  American  Century
Investment Management, Inc.)

        American Century VP Income & Growth seeks long-term capital growth, with current income as a secondary objective, by investing in common stocks.

        American Century VP International seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by the adviser to have prospects for appreciation.

        American   Century  VP  Ultra  seeks   long-term   capital  growth  by
        using a 16,000-company proprietary database to identify companies with accelerated growth. The fund conducts a fundamental analysis to further evaluate attractive companies and identify those with sustainable growth. The portfolio is built by buying stocks exhibiting the best sustainable, accelerated growth trends. Stocks that no longer meet the fund's acceleration criteria are sold.

        American Century VP Value seeks long-term capital growth by investing in securities that the adviser believes to be undervalued at the time of purchase. Income is a secondary objective.


Dreyfus Stock Index Fund (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)

      Dreyfus Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

      Appreciation Portfolio seeks to provide long-term capital growth consistent with the preservation of capital by investing primarily in common stocks focusing on "blue-chip" companies with total market values of more than $5 billion at the time of purchase. Current income is a secondary goal. Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management.

      Growth and Income Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk by investing primarily in stocks, bonds and money market instruments of domestic and foreign issuers.

Federated Insurance Series (advised by Federated Advisers)


      Federated American Leaders Fund II seeks to achieve long-term growth of capital by investing, under normal circumstances, primarily in common stock of "blue-chip" companies. The Fund's secondary objective is to provide income.

      Federated Growth Strategies Fund II seeks capital appreciation by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place.

      Federated High Income Bond Fund II seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, including lower-rated corporate debt obligations commonly referred to as "junk bonds."

      Federated International Equity Fund II seeks to obtain a total return on its assets by investing primarily in equity securities of companies outside the United States.


Fidelity Variable Insurance Products (VIP) Funds II (advised by Fidelity Management & Research Company)

      Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Portfolio invests its assets in securities of companies whose value its investment advisor believes is not fully recognized by the public.

      Fidelity VIP Investment Grade Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital. The Portfolio normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

      Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally invests primarily in common stocks of domestic and foreign companies that are believed to have above-average growth potential.


INVESCO Variable Investment Funds, Inc. (advised by INVESCO Funds Group, Inc. ("INVESCO"))

      INVESCO VIF - Core Equity Fund seeks high total return through both growth and current income. The Portfolio normally invests in at least 65% (80% effective July 31, 2002) of its assets in a combination of common stocks of companies with a history of paying regular dividends and debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The remaining assets of the Portfolio are allocated to other investments at INVESCO's discretion, based upon current business, economic, and market conditions. The Portfolio was formally called the Industrial Income Portfolio and the Equity Income Fund.

      INVESCO VIF - Financial Services seeks capital appreciation. The Portfolio invests normally at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. INVESCO seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate-sensitive.

      INVESCO VIF - Health Sciences seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. INVESCO attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Portfolio.

      INVESCO VIF - High Yield Fund seeks a high level of current income by investing 65% (80% effective July 31, 2002) of its assets in bonds and other debt securities. The Portfolio pursues its investment objective through investment in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stock with investment grade and below investment grade ratings. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective.

     INVESCO VIF - Technology Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.


Janus Aspen Series  Institutional  Shares (advised by Janus Capital  Management,
LLC)

      Aggressive Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally investing at least 50% of its equity assets in medium-sized companies.

      Balanced Portfolio seeks long-term growth of capital, balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

      Capital Appreciation Portfolio seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to small, emerging growth companies.

      Flexible Income Portfolio seeks to maximize total return consistent with the preservation of capital by investing primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

      Worldwide Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC, (d.b.a. Maxim Capital Management) ("MCM") a wholly-owned subsidiary of Great-West)

      Maxim Ariel Small-Cap Value Portfolio seeks long- term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $2 billion at the time of purchase. This portfolio will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth, focusing on issuers with market capitalizations under $2 billion at the time of purchase.

      Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $10 billion at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth.

      Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks or foreign securities and up to 35% in below investment grade quality securities.

      Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S.

      Maxim INVESCO Balanced Portfolio seeks high total return on investment through capital appreciation and current income. This portfolio invests in a combination of common stocks and fixed income securities, including preferred stocks, convertible securities and bonds. Under normal circumstances, the portfolio invests a majority of its total assets in common stocks and approximately one-third of its assets in investment grade debt securities.

      Maxim INVESCO Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This portfolio may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.

      Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

      Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of well-established companies paying above-average dividends.
      Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

      Maxim Profile Portfolios

      Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

      Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

      Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, though income is a secondary consideration.

      Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

      Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.

      Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.


Neuberger  Berman  Advisers   Management  Trust  (advised  by  Neuberger  Berman
Management Incorporated)

      AMT Guardian Portfolio seeks capital appreciation, and, secondarily, current income by investing primarily in common stocks of long-established, high-quality companies. A value-oriented investment approach is used in selecting securities.

      AMT Mid-Cap Growth Portfolio seeks capital appreciation by investing, under normal market conditions, in equity securities of medium-sized companies. A growth-oriented investment approach is used in selecting securities.

      AMT Partners Portfolio seeks capital growth by investing in common stocks and other equity securities of medium to large capitalization established companies. A value-oriented investment approach is used in selecting securities.

      AMT Socially Responsive Portfolio seeks long-term capital appreciation by investing in stocks of medium to large capitalization companies that meet both financial and social criteria. A value-oriented investment approach is used in selecting securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying Fund Prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.


Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. These expenses, therefore, are not direct charges against Series Account assets or reductions from your Policy's Account Value. You do, however, indirectly bear the expenses of the Funds because those expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Series Account. Fund expenses are shown at "Summary of the Policy -- Fees and Expenses of the Funds" beginning on page * of this Prospectus.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by each Fund and was not independently verified by us.

About the Policy

Policy Application, Issuance and Initial Premium


To purchase a Policy, you must submit an application to our Principal Office. We will then follow our underwriting procedures designed to determine the insurability of the proposed Insured. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Proposed Insureds must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased Monthly Risk Charges. The Monthly Risk Charge also may vary depending on the type of underwriting we use.


You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a premium equal to or in excess of the specified Initial Premium after we have approved your application. If your premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.


We generally do not accept premium payments before approval of an application, however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your premium payment to the Series Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements that are attached to this Prospectus or in endorsements to the Policy, as appropriate.


Free Look Period

During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Principal Office or to the representative from whom you purchased the Policy.

Generally, premium payments will be allocated to the Divisions you selected on the application. During the free look period, you may change your Division allocations as well as your allocation percentages.


Policies returned during the Free Look Period will be void from the date we issued the Policy. In most states, we will refund your current Policy Account Value. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.


Certain states require that we return the greater of your Policy Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the premiums received. In those states, we will allocate your net premium payments to the Division of the Series Account that invests in the Maxim Money Market Portfolio. We will transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your allocation instructions at the end of the Free Look Period.

Premium Payments

Premium. All premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Principal Office. The Initial Premium will be due and payable on or before your Policy's Issue Date. You may pay additional premium payments to us in the amounts and at the times you choose, subject to the limitations described below.


We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 per Policy without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.


We will not accept premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

Net Premiums. The net premium is the amount you pay as the premium less any expense charges applied to premiums. See "Charges and Deductions - - Expense Charges Applied to Premium," beginning on page 20 of this Prospectus.

Allocation of Net Premium. Except as otherwise described herein, your net premium will be allocated in accordance with the allocation percentages you select. Percentages must be in whole numbers.

We will credit premium payments received prior to the end of the Free Look Period as described in the Free Look Period section of this Prospectus.

You may change your allocation percentages at any time by Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. An allocation change will be effective as of the date we receive the Request for that change. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. However, if we do not take reasonable steps to ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate this telephone privilege at any time without notice.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium, unless you request to have reminder notices suspended. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefit

If your Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

o    the amount of the selected death benefit option, less
o    the value of any Policy Debt on the date of the Insured's death, less
o    any accrued and unpaid Policy charges.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Policy Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Internal Revenue Code of 1986, as amended (the "Code"), Section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy: the guideline premium test ("GPT") and the cash value accumulation test ("CVAT"). See "Federal Income Tax Considerations - Tax Status of the Policy," at page *. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the procedure under which your Policy will qualify. You may not change your choice while the Policy is in force.

Under both testing procedures, there is a minimum death benefit required at all times equal to your Policy's Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit depend on the testing procedure chosen and vary by age. The factors (expressed as percentages) used for GPT are shown in Appendix B and those used for CVAT are set forth in your Policy.

Under the GPT, there is also a maximum amount of premium that may be paid with respect to your Policy.

Use of the CVAT can be advantageous if you intend to maximize the total amount of premiums paid. An offsetting consideration, however, is that the factors used to determine the minimum death benefit are higher under the CVAT, which can result in a higher death benefit over time and, thus, a higher total cost of insurance.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --

o the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance.

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --

o the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death; or, if greater,
o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Policy's Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --

o the sum of the Total Face Amount and premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater,
o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the premiums you paid with guaranteed interest.

Changes in Death Benefit Option

After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
o If the change is from Option 1 to Option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Policy's Account Value. Evidence of insurability may be required.
o   If the change is from Option 1 to Option 3, the new Total Face
    Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all premiums at the interest rate shown in your Policy. Evidence of insurability may be required.
o   If the change is from Option 2 to Option 1, the new Total Face
    Amount, at the time of the change, will equal the prior Total Face Amount plus the Policy's Account Value.
o   If the change is from Option 2 to Option 3, the new Total Face
    Amount, at the time of the change, will equal the prior Total Face Amount plus the Policy's Account Value less the accumulated value of all premiums at the interest rate shown in your Policy.
o   If the change is from Option 3 to Option 1, the new Total Face
    Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all premiums at the interest rate shown in your Policy.
o   If the change is from Option 3 to Option 2, the new Total Face
    Amount, at the time of the change, will equal the prior Total Face Amount less the Policy's Account Value plus the accumulated value of all premiums at the interest rate shown in your Policy.

Changes in Total Face Amount

You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.


Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.


Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's Monthly Risk Charge, Service Charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the Incontestability Provision of your Policy, any decrease in Total Face Amount will be applied in the following order: o first, to the most recent increase; o second, to the next most recent increases, in reverse chronological order; and o finally, to the initial Total Face Amount.

Surrenders

You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

Cash Surrender Value is your Policy's Account Value less the sum of:
o       the outstanding balance of any Policy Debt; and
o       any other accrued and unpaid Policy charges.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Policy's Account Value as collateral.

Partial Withdrawal

You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy's Account Value less the value of the Loan Account. An administrative fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25.

The death benefit payable will be reduced by the amount of any partial withdrawals.

Your Policy's Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in the proportion the amounts in the Divisions bear to your Policy's Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional premium payments and will be subject to our limitations on premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page * of this Prospectus.

Policy Loans

You may request a Policy loan of up to 90% of your Policy's Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is The Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If that Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment.


A Policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Transfers Among Divisions

Subject to our rules as they may exist from time to time, you may at any time transfer to another Division all or a portion of the Account Value allocated to a Division. We will make transfers pursuant to a Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

Transfers may be Requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Division's value from which the transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Division following a transfer from that Division.

An administrative charge of $10 per transfer will apply for all transfers in excess of 12 made in a calendar year. We may increase or decrease the transfer charge; however, it is guaranteed to never exceed $10 per transfer. All transfers made in a single day will count as only one transfer toward the 12 free transfers. The transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the twelve free transfers. Likewise, any transfers under Dollar Cost Averaging or periodic rebalancing of your Account Value under the Rebalancer Option do not count toward the twelve free transfers (a one time rebalancing, however, will be counted as one transfer).

Dollar Cost Averaging

By Request, you may elect Dollar Cost Averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.


Dollar Cost Averaging permits you to automatically transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the transfers. You must specify the percentage to be transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The transfer will be initiated one frequency period following the date of your request. We will provide a list of Divisions eligible for Dollar Cost Averaging that may be modified from time to time. Amounts transferred through Dollar Cost Averaging are not counted against the twelve free transfers allowed in a calendar year. You may not participate in Dollar Cost Averaging and the Rebalancer Option (described below) at the same time. Participation in Dollar Cost Averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate Dollar Cost Averaging at any time.


The Rebalancer Option

By Request, you may elect the Rebalancer Option in order to automatically transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions.

You may Request that rebalancing occur one time only, in which case the transfer will take place on the date of the Request. This transfer will count as one transfer towards the 12 free transfers allowed in a calendar year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first transfer will be initiated one frequency period following the date of your request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the Rebalancer Option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free transfers allowed in a calendar year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the Rebalancer Option at any time by Request.

You may not participate in the Rebalancer Option and Dollar Cost Averaging at the same time. Participation in the Rebalancer Option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the Rebalancer Option at any time.


Account Value

Your Account Value is the sum of your interests in each Division you have chosen plus the amount in your Loan Account. The Account Value varies depending upon the premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charge, Service Charges, Monthly Risk Charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or transfer amounts from a Division, and for the payment of Service Charges, Monthly Risk Charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a premium at our Principal Office or upon approval of a Request. If your premium or Request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:
o that portion of net premium received and allocated to the Division, less
o the Service Charges due on the Policy Date, less
o the Monthly Risk Charge due on the Policy Date, less
o the Monthly Risk Charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a premium equal to or in excess of the Initial Premium after we have approved your Policy application.

The Account Value attributable to each Division of the Series Account on subsequent Valuation Dates is equal to:
o the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
o that portion of net premium received and allocated to the Division during the current Valuation Period, plus
o that portion of the value of the Loan Account transferred to the Division upon repayment of a Policy loan during the current Valuation Period; plus
o any amounts transferred by you to the Division from another Division during the current Valuation Period, less
o any amounts transferred by you from the Division to another Division during the current Valuation Period, less
o that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
o that portion of any Account Value transferred from the Division to the Loan Account during the current Valuation Period, less
o that portion of fees due in connection with a partial surrender charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the Service Charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the Monthly Risk Charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

A Valuation Date is any day on which we, the applicable Fund, and the NYSE are open for business. The Valuation Period is the period of time from one determination of Unit Values to the next.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the Mortality and Expense Risk Charge for each day in the Valuation Period from the quotient of (1) and (2) where:
(1) is the net result of:

o the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

o the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

o the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus

o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Mortality and Expense Risk Charge for the Valuation Period is the annual Mortality and Expense Risk Charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Charges and Deductions

Expense Charges Applied to Premium. We will deduct a maximum charge of 10% from each premium payment. A maximum of 6.5% of this charge will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. All states and a few cities and municipalities impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states. The amount of your state's premium tax may be higher or lower than the amount attributable to premium taxes that we deduct from your premium payments.

The current Expense Charge Applied to Premium for sales load is 5.5% of premium up to target and 3.0% of premium in excess of target for Policy Years 1 through
10. Your target premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current Expense Charge Applied to Premium to cover our premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy Loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the Expense Charge. The Return of Expense Charge will be a percentage of your Policy's Account Value on the date the surrender Request was received by us at our Principal Office. This amount will be in addition to the Surrender Benefit.

The Return of Expense Charge is based on the following:

Policy Year              Percentage of
                         Account Value
                         Returned
Year 1                   6%
Year 2                   5%
Year 3                   4%
Year 4                   3%
Year 5                   2%
Year 6                   1%
Year 7+                  0%


As described in "Term Life Insurance Rider," we may offer a Term Life Insurance Rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase, and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the Mortality and Expense Risk Charge into a daily rate by dividing the annual rate by 365. The Mortality and Expense Risk Charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1) is the cost of insurance charge (the Monthly Risk Charge) equal to the current Monthly Risk Rate (described below) multiplied by the net amount at risk divided by 1,000;

(2)  is the Service Charge;

(3) is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and

(4) is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:
o    the death benefit divided by 1.00327374; less

o your Policy's Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.


Monthly Risk Rates. The Monthly Risk Rate is used to determine the cost of insurance charge for providing insurance coverage under the Policy. The Monthly Risk Rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The Monthly Risk Rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The Monthly Risk Rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Risk Rates based on the 1980 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("1980 CSO"). Our Monthly Risk Rates for unisex Policies will never exceed a maximum based on the 1980 CSO using male lives.


The Guaranteed Maximum Monthly Risk Rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

Service Charge. We will deduct a maximum of $15.00 from your Policy's Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The Service Charge will be deducted proportionally from the Divisions. The current Service Charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per transfer of Account Value from one Division to other Divisions will be deducted from your Policy's Account Value for all transfers in excess of 12 made in the same calendar year. The allocation of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions will not count toward the 12 free transfers. Similarly, transfers made under Dollar Cost Averaging and periodic rebalancing under the Rebalancer Option are not subject to the transfer fee and do not count as transfers for this purpose (except a one-time rebalancing under the Rebalancer Option will count as one transfer). All transfers requested on the same Business Day will be aggregated and counted as one transfer. The current charge is $10 per transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Policy's Account Value for all partial withdrawals after the first made in the same Policy Year.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Policy's Account Value each time you change your death benefit option.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. A table containing current estimates of these charges and expenses can be found starting on page 4. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund Prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.

Paid-Up Life Insurance

When the Insured reaches Attained Age 100 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single premium for this insurance will be based on the 1980 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table. The cash value of your paid-up insurance, which initially is equal to the net single premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the Monthly Risk Charge. Your death benefit will be equal to the cash value of the paid-up policy and, thus, as your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. See "Federal Income Tax Considerations -- Treatment When Insured Reached Attained Age 100" at page 31.

Supplemental Benefits

The following supplemental benefit riders are available, subject to certain limitations. An additional Monthly Risk Charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value.


Term Life Insurance Rider
This Rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 100. The amount of coverage provided under this Rider varies from month to month as described below. We will pay the Rider's death benefit to the beneficiary when we receive Due Proof of death of the Insured while this Rider is in force.


This Rider provides the same three death benefit options as your Policy. The option you choose under the Rider must at all times be the same as the option you have chosen for your Policy. The Rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.


If you purchase this Rider, the Total Face Amount shown on your Policy's Specifications Page will be equal to the minimum amount of coverage provided by this Rider plus the Base Face Amount (which is the minimum death benefit under your Policy without the Rider's death benefit). The minimum allocation of Total Face Amount between your Policy and the Rider is 10% and 90% at inception, respectively. The total death benefit payable under the Rider and the Policy will be determined as described in "Death Benefit" above, using the Total Face Amount shown on your Policy's Specifications page.

Coverage under this Rider will take effect on the later of:
o   the Policy Date of the Policy to which this Rider is attached; or
o the Policy Anniversary following our approval of your Request to add this Rider to your Policy, subject to the deduction of the first Monthly Risk Charge for the Rider.

The Monthly Risk Rate for this Rider will be the same as that used for the Policy and the Monthly Risk Charge for the Rider will be determined by multiplying the Monthly Risk Rate by the Rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's Monthly Risk Charge.

If you purchase this Rider, the target premium amount, to which the sales charge applies, will be proportionately lower. As a result, the sales charge deducted from your premium payments will be less than you would pay on a single Policy providing the same Total Face Amount of coverage as your Policy and Rider.


We will offer this Rider only in circumstances that result in the savings of sales and distribution expenses. As a result, in our discretion, we may decline to offer the Term Rider or refuse to consent to a proposed allocation of coverage between a Base Policy and Term Rider. In exercising this discretion, we will not discriminate unfairly against any person, including the affected owners funded by the Series Account.


You may terminate this Rider by Request. This Rider also will terminate on the earliest of the following dates:

o       the date the Policy is surrendered or terminated;
o       the expiration of the Grace Period of the Policy; or
o       the death of the Insured.

Change of Insured Rider
This Rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this Rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) evidence of insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. When a change of Insured takes effect, Policy premiums will be based on the new Insured's age, sex, mortality class and the premium rate in effect on the Policy Date.

Continuation of Coverage
If you cease making premium payments, coverage under your Policy and any Riders to the Policy will continue until your Policy's Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the Grace Period will go into effect.

Grace Period
If the first day of a Policy Month occurs during the Valuation Period and your Policy's Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the Grace Period described below. If you do not pay sufficient additional premiums during the Grace Period, your Policy will terminate without value.


The Grace Period will allow 61 days for the payment of premium sufficient to keep the Policy in force. Any such premium must be in an amount sufficient to cover deductions for the Monthly Risk Charge, the Service Charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the premium due is not paid within the Grace Period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this Grace Period. If the Policy Proceeds become payable by us during the Grace Period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy
Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the Grace Period due to insufficient value or the date of death of the Insured.

Reinstatement
Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
o you make your reinstatement Request within three years from the date of termination;
o    you submit satisfactory evidence of insurability to us;
o you pay an amount equal to the Policy charges which were due and unpaid at the end of the Grace Period;
o you pay a premium equal to four times the monthly deduction applicable on the date of reinstatement; and
o you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
o    the Account Value at the time of termination; plus
o    net premiums attributable to premiums paid to reinstate the Policy; less
o    the Monthly Expense Charge; less
o the Monthly Cost of Insurance charge applicable on the date of reinstatement; less
o    the Expense Charge applied to the premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment
We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial surrender, or Policy loan may be postponed whenever:

o the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

o the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

o an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Rights of Owner
While the Insured is alive, unless you have assigned any of these rights, you may:

o    transfer ownership to a new owner;

o name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

o    change or revoke a contingent owner;

o change or revoke a beneficiary (unless a previous beneficiary designation was irrevocable);

o    exercise all other rights in the Policy;

o increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

o change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Rights of Beneficiary
The beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable beneficiary cannot be changed without the consent of that beneficiary. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

Addition, Deletion or Substitution of Investments. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. We also may close a Division to future premium allocations and transfers of Account Value. If we do so, we will notify you and ask you to change your premium allocation instructions. If you do not change those instructions by the Division's closing date, premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect Dollar Cost Averaging and the Rebalancer Option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 20 of this Prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to transfer assets between Divisions, or from any Division to our general account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your Policy application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

o is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are or the Series Account is subject;

o is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

o is necessary to reflect a change in the operation of the Series Account or the Divisions; or

o    adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Non-Participating. The Policy does not pay dividends.

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Policy Proceeds. We will pay the beneficiary premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the Investment Company Act of 1940, as amended. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any question.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Principal Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Principal Office complete with all necessary information.

Performance Information and Illustrations

We may sometimes publish performance information related to the Funds, the Series Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

We may present mutual fund portfolio performance in sales literature.

Fund Performance. We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to your Policy. These expenses would reduce the performance quoted.

Adjusted Fund Performance. We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Series Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information. Performance information may be compared, in reports and promotional literature, to:

o the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Division results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

o other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

o the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Division. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide policy information on various topics of interest to you and other prospective policyowners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

o investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o    customer profiles and hypothetical  purchase and investment scenarios;

o    financial management and tax and retirement  planning;  and

o investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Policy Illustrations. Upon request we will provide you with an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service's (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). We believe that the Policy meets the Section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with Section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Corporate Tax Shelter Registration and  Customer List Requirements

The IRS has issued temporary regulations implementing the corporate tax shelter registration customer list requirements of Code Sections 6111 and 6112. Prior to the delivery of the Policy, the Company will make a determination, based on all the facts and circumstances known to us, that the proposed transaction with the Policyowner will be exempt from the registration and customer list requirements. You are responsible, in consultation with a qualified tax consultant, to determine whether the tax return disclosure requirements of Code Section 6011 and the Temporary Regulations under Section 1.6011 are applicable to you.

Diversification of Investments

Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy. In those circumstances, income and gains from the variable account assets would be includible in the policyowner's gross income. We do not know what standards will be established, if any, in the regulations or rulings that the Treasury Department has stated it expects to issue on this question. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the owner of a pro-rata share of the assets of the Series Account.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the beneficiary's income, and amounts attributable to interest (occurring after the insured's death), which will be includible in the beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled "Distributions" for a more detailed discussion of the taxability of such payments.

Distributions. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Depending on the circumstances, any of the following transactions may have federal income tax consequences: o the exchange of a Policy for a life insurance, endowment or annuity contract; o a change in the death benefit option; o a policy loan; o a partial surrender; o a surrender; o a change in the ownership of a Policy; o a change of the named Insured; or o an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Policy Proceeds will depend on your circumstances and those of the named beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a "modified endowment contract."

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as "modified endowment contracts" ("MECs"). In general, a Policy will be treated as a MEC if total premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any premium or portion of a premium that would cause your Policy to become a MEC. We will promptly refund that money to you and, if you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.


Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

o First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

o Second, policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

o Third, a 10 percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

     1.      made when the taxpayer is age 59 1/2or older;
     2.      attributable to the taxpayer becoming disabled; or
     3. is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer's life (or life expectancy) or for the duration of the longer of the taxpayer's or the beneficiary's life (or life expectancies).

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with Section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in
Section 7702.

If your Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax.

Multiple Policies. All modified endowment contracts issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution which is taxable to you.

Treatment When Insured Reaches Attained Age 100. As described above, when the Insured reaches Attained Age 100, we will issue you a "paid-up" life insurance policy. We believe that the paid-up life insurance policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are not required to and, hence, will not withhold the amount of any tax due on that portion of a policy distribution that is taxable. However, as a service to you, we will withhold and remit to the federal government such amounts if you direct us to do so in writing at or before the time of the policy distribution. As the policyowner you are responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your premiums, and, if you pay a premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the premium or a portion of the premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy

Where a Policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual, and such individual is, at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy (e.g., pursuant to a split-dollar agreement), the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

Other Employee Benefit Programs

Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest

Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes

We are taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are currently making, and are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to premium to compensate us for these anticipated higher corporate income taxes.

A portion of the Expense Charges Applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

We do not make any guarantees about the Policy's tax status.

We believe the Policy will be treated as a life insurance contract under federal tax laws.

Death benefits generally are not subject to federal income tax.

Investment gains are normally not taxed unless distributed to you before the Insured dies.

If you pay more premiums than permitted under the seven-pay test, your Policy will be a MEC.

If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Distribution of the Policy

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with our general distributor, BenefitsCorp Equities, Inc. ("BCE"). BCE, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111, is an indirect, wholly-owned subsidiary of Great-West and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. BCE also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of premium up to the first year target premium and 7% of the portion of the first year premium above the target. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a Return of Expense Charge.

The directors and executive officers of BCE are: Charles P. Nelson, Chairman of the Board and President; Robert K. Shaw, Director; G.E. Seller, Director and Vice President, Major Accounts; Douglas L. Wooden, Director; Glen Ray Derback, Treasurer; Beverly A. Byrne, Secretary and T. L. Buckley, Compliance Officer. The principal business address of each director and executive officer, except G.E. Seller and Beverly A. Byrne, is 8515 East Orchard Road, Greenwood Village, Colorado 80111. G.E. Seller's principal business address is 18101 Von Karman Avenue, Suite 1460, Irvine, California 92612. Beverly A. Byrne's principal business address is 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Voting Rights

We are the legal owner of all shares of the Funds held in the Divisions of the Series Account, and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Divisions in accordance with instructions received from policyowners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by a policyowner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

This description reflects our current view of applicable law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Our Directors and Executive Officers

Great-West's directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

Directors
Name (Age) (Date Elected to Board)      Principal Occupation(s) For Last Five Years

James Balog (73) (1993)                 Director
James W. Burns, O.C. (72) (1991)        Director;   Chairman  of  the  Boards  of   Great-West
                                        Lifeco,  Great-West Life,  London Insurance Group Inc.
                                        and London Life Insurance  Company;  Deputy  Chairman,
                                        Power Corporation
Orest T. Dackow (65) (1991)             Director since April 2000; previously President and
                                        Chief Executive Officer, Great-West Lifeco


Andre Desmarais (45) (1997)             Director;  President and Co-Chief  Executive  Officer,
                                        Power Corporation; Deputy Chairman, Power Financial
Paul Desmarais, Jr. (47) (1991)         Director;  Chairman  and Co-Chief  Executive  Officer,
                                        Power Corporation; Chairman, Power Financial
Robert Gratton (58) (1991)              Chairman  of the Board of  Great-West;  President  and
                                        Chief Financial Officer, Power Financial
Kevin P. Kavanagh (69) (1986)           Director
William Mackness (63) (1991)            Director;  previously,  Dean,  Faculty of  Management,

                                        University of Manitoba

William T. McCallum (59) (1990)         Director,  President  and Chief  Executive  Officer of
                                        Great-West;  Co-President and Chief Executive Officer,
                                        Great-West Lifeco
Jerry Edgar Alan Nickerson (65) (1994)  Director;  Chairman  of the Board,  H.B.  Nickerson  &
                                        Sons Limited (a management and holding company)
The  Honorable  P.  Michael   Pitfield, Director; Vice-Chairman,  Power Corporation; Member of
P.C., Q.C. (64) (1991)                  the Senate of Canada
Michel   Plessis-Belair,   F.C.A.  (59) Director;  Vice-Chairman and Chief Financial  Officer,
(1991)                                  Power Corporation;  Executive Vice-President and Chief

                                        Financial Officer, Power Financial

Brian E. Walsh (48) (1995)              Director  Co-Founder  and  Managing  Partner,  Veritas

                                        Capital Management, LLC (a merchant
                                        banking company) since September 1997;
                                        previously Partner, Trinity L.P. (an
                                        investment company) from January 1996

Executive Officers

Name (Age) (Date  Appointed  Executive  Principal Business Occupation For Last Five Years
--------------------------------------- -------------------------------------------------
Officer)
--------
John A. Brown (54) (1992)               Senior Vice President, Financial Services of

                                        Great-West


Mark Corbett (42) (2001)                Senior Vice President, Investments of Great-West


John R. Gabbert (47) (2001)             Senior Vice President and Chief  Information  Officer,
                                        Employee  Benefits  of  Great-West;   previously  Vice
                                        President, Information Technology, AT&T Broadband
Donna A. Goldin (54) (1996)             Executive Vice President and Chief Operating  Officer,

                                        One Benefits Corporation



Mitchell T. G. Graye (46) (1997)        Executive Vice President and Chief Financial  Officer,
                                        Great-West
Wayne T. Hoffman (46) (2001)            Senior Vice President, Investments of Great-West

D. Craig Lennox (54) (1984)             Senior Vice  President,  General Counsel and Secretary

                                        of Great-West

William T. McCallum (59) (1984)         President and Chief  Executive  Officer of Great-West;
                                        Co-President and Chief Executive  Officer,  Great-West
                                        Lifeco
Steve H. Miller (49) (1997)             Senior  Vice  President,  Employee  Benefits  Sales of
                                        Great-West

Charles P. Nelson (41) (1998)           President,  BenefitsCorp  of  Great-West;  Senior Vice
                                        President, Public/Non-Profit Markets of  Great-West
Martin L. Rosenbaum (49) (1997)         Senior   Vice   President,    Employee   Benefits   of
                                        Great-West
Gregory E. Seller (48) (1999)           Senior   Vice   President,   BenefitsCorp   Government

                                        Markets of Great-West

Robert K. Shaw (46) (1998)              Senior   Vice   President,   Individual   Markets   of
                                        Great-West
George D. Webb II (58) (1999)           Senior Vice  President of Great-West  since July 1999;
                                        previously  Principal,  William M.  Mercer  Investment
                                        Consulting, Inc. (an investment consulting company)
Warren J. Winer (55) (2001)             Senior Vice President, Employee Benefits of
                                        Great-West; previously Executive Vice President,
                                        General American Life Insurance Company
Douglas L. Wooden (45) (1991)           Executive  Vice  President,   Financial   Services  of
                                        Great-West
Jay W. Wright (50) (2001)               Senior Vice President, Employee Benefits of
                                        Great-West; previously Senior Vice President, New
                                        England Financial



Other Information

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the all jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings


There are no pending legal proceedings that would have an adverse material effect on the Series Account. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Vice President, Counsel and Associate Secretary of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.


Experts

The consolidated balance sheets for Great-West as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, as well as the financial statements of the Series Account for the year ended December 31, 2001 have been audited by Deloitte & Touch LLP, independent auditors, as stated in their reports appearing herein. Such financial statements have been included herein in reliance upon the reports of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.


Actuarial matters included in this Prospectus and the registration statement of which it is a part, including the hypothetical Policy illustrations, have been examined by Ron Laeyendecker, F.S.A., M.A.A.A., Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

Registration Statements

This Prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Series Account, Great-West, the mutual fund investment options, and the Policy. The descriptions in this Prospectus of the Policy and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.
Financial Statements


Great-West's consolidated financial statements, which are included in this Prospectus, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.


        Coli Vul-2 Series Account of
        Great-West Life & Annuity
        Insurance Company

        Financial Statements for the Years Ended
        December 31, 2001 and 2000
        and Independent Auditors' Report

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN
                                          CENTURY VP     AMERICAN        AMERICAN                                      DREYFUS
                                          INCOME &       CENTURY VP     CENTURY VP      BRAZOS          DREYFUS       VIF CAPITAL
                                          GROWTH        INTERNATIONAL     VALUE         SMALL CAP     STOCK INDEX    APPRECIATION
                                          PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO        FUND         PORTFOLIO
                                         -------------- -------------- -------------- -------------- -------------- --------------
ASSETS:
     Investments at market value <F1>    $      24,563  $      20,911  $       5,083  $   2,045,977  $      89,532  $       7,098
     Investment income due and accrued                                                                         711
     Purchase payments receivable                1,044                         1,044
     Other assets
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                         -------------- -------------- -------------- -------------- -------------- --------------

        Total assets                            25,607         20,911          6,127      2,045,977         90,243          7,098
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                         -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES:
     Due to Great-West Life & Annuity
        Insurance Company                            2              2                           156              7              1
     Other liabilities                               6              7                         1,718             28              1
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                         -------------- -------------- -------------- -------------- -------------- --------------

        Total liabilities                            8              9                         1,874             35              2
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                         -------------- -------------- -------------- -------------- -------------- --------------

NET ASSETS                               $      25,599  $      20,902  $       6,127  $   2,044,103  $      90,208  $       7,096
                                         ============== ============== ============== ============== ============== ==============
                                         ============== ============== ============== ============== ============== ==============

NET ASSETS REPRESENTED BY:
     Accumulation units                  $      25,599  $      20,902  $       6,127  $   2,044,103  $      90,208  $       7,096
                                         ============== ============== ============== ============== ============== ==============
                                         ============== ============== ============== ============== ============== ==============


ACCUMULATION UNITS OUTSTANDING                   2,770          2,438            469        234,062          9,956            722

UNIT VALUE (ACCUMULATION)                $        9.24  $        8.57  $       13.06  $        8.73  $        9.06  $        9.83
                                         ============== ============== ============== ============== ============== ==============
                                         ============== ============== ============== ============== ============== ==============

<F1>
     Cost of investments:                $      24,639  $      24,296  $       5,035  $   2,044,926  $      90,965  $       7,094
     Shares of investments:                      3,802          3,173            683        239,857          3,049            203

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                          DREYFUS VIF     FEDERATED                   FEDERATED VIF                   JANUS ASPEN
                                          GROWTH &        GROWTH         FIDELITY     INVESTMENT        INVESCO         SERIES
                                          INCOME          STRATEGIES     VIF GROWTH   GRADE BOND       VIF-EQUITY      BALANCED
                                          PORTFOLIO       FUND II        PORTFOLIO    PORTFOLIO        INCOME FUND     PORTFOLIO
                                         -------------- -------------- -------------- -------------- --------------- --------------
ASSETS:
     Investments at market value <F1>    $       2,463  $     123,847  $     766,969  $   1,066,542  $      792,013  $     520,290
     Investment income due and accrued                                                                        8,820
     Purchase payments receivable                                              3,131                                         1,044
     Other assets
                                         -------------- -------------- -------------- -------------- --------------- --------------
                                         -------------- -------------- -------------- -------------- --------------- --------------

        Total assets                             2,463        123,847        770,100      1,066,542         800,833        521,334
                                         -------------- -------------- -------------- -------------- --------------- --------------
                                         -------------- -------------- -------------- -------------- --------------- --------------

LIABILITIES:
     Due to Great-West Life & Annuity
        Insurance Company                                          10             59             81              61             40
     Other liabilities                               8            184            236            311             254            153
                                         -------------- -------------- -------------- -------------- --------------- --------------
                                         -------------- -------------- -------------- -------------- --------------- --------------

        Total liabilities                            8            194            295            392             315            193
                                         -------------- -------------- -------------- -------------- --------------- --------------
                                         -------------- -------------- -------------- -------------- --------------- --------------

NET ASSETS                               $       2,455  $     123,653  $     769,805  $   1,066,150  $      800,518  $     521,141
                                         ============== ============== ============== ============== =============== ==============
                                         ============== ============== ============== ============== =============== ==============

NET ASSETS REPRESENTED BY:
     Accumulation units                  $       2,455  $     123,653  $     769,805  $   1,066,150  $      800,518  $     521,141
                                         ============== ============== ============== ============== =============== ==============
                                         ============== ============== ============== ============== =============== ==============


ACCUMULATION UNITS OUTSTANDING                     242         14,151         94,103         98,958          78,355         48,231

UNIT VALUE (ACCUMULATION)                $       10.14  $        8.74  $        8.18  $       10.77  $        10.22  $       10.81
                                         ============== ============== ============== ============== =============== ==============
                                         ============== ============== ============== ============== =============== ==============

<F1>
     Cost of investments:                $       2,594  $     149,817  $     855,780  $   1,012,735  $      849,194  $     542,429
     Shares of investments:                        114          7,017         23,004         83,194          42,627         23,052

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                         JANUS ASPEN                                   MAXIM         MAXIM LOOMIS      MAXIM
                                          SERIES        MAXIM ARIEL                   INVESCO          SAYLES        MODERATELY
                                         WORLDWIDE       MIDCAP          MAXIM        SMALL-CAP       CORPORATE      AGGRESSIVE
                                          GROWTH         VALUE         INVESCO ADR     GROWTH           BOND          PROFLIE
                                         PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        -------------- -------------- -------------- -------------- --------------- ---------------
ASSETS:
     Investments at market value <F1>   $     454,938  $       7,701  $       7,115  $     208,460  $       30,510  $        9,618
     Investment income due and accrued
     Purchase payments receivable                                                            4,174
     Other assets
                                        -------------- -------------- -------------- -------------- --------------- ---------------
                                        -------------- -------------- -------------- -------------- --------------- ---------------

        Total assets                          454,938          7,701          7,115        212,634          30,510           9,618
                                        -------------- -------------- -------------- -------------- --------------- ---------------
                                        -------------- -------------- -------------- -------------- --------------- ---------------

LIABILITIES:
     Due to Great-West Life & Annuity
        Insurance Company                          35              1              1             16               2               1
     Other liabilities                            147              2              2             54               8               3
                                        -------------- -------------- -------------- -------------- --------------- ---------------
                                        -------------- -------------- -------------- -------------- --------------- ---------------

        Total liabilities                         182              3              3             70              10               4
                                        -------------- -------------- -------------- -------------- --------------- ---------------
                                        -------------- -------------- -------------- -------------- --------------- ---------------

NET ASSETS                              $     454,756  $       7,698  $       7,112  $     212,564  $       30,500  $        9,614
                                        ============== ============== ============== ============== =============== ===============
                                        ============== ============== ============== ============== =============== ===============

NET ASSETS REPRESENTED BY:
     Accumulation units                 $     454,756  $       7,698  $       7,112  $     212,564  $       30,500  $        9,614
                                        ============== ============== ============== ============== =============== ===============
                                        ============== ============== ============== ============== =============== ===============


ACCUMULATION UNITS OUTSTANDING                 49,278            534            783         20,844           2,774             936

UNIT VALUE (ACCUMULATION)               $        9.23  $       14.42  $        9.08  $       10.20  $        10.99  $        10.27
                                        ============== ============== ============== ============== =============== ===============
                                        ============== ============== ============== ============== =============== ===============

<F1>
     Cost of investments:               $     541,714  $       7,080  $       7,845  $     246,123  $       32,671  $        9,932
     Shares of investments:                    15,940          3,947          5,373        124,087          31,660           9,889

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------
                                                                   NEUBERGER            NEUBERGER
                                                MAXIM              BERMAN AMT           BERMAN AMT             TOTAL COLI
                                             MONEY MARKET          GUARDIAN             MID-CAP GROWTH         VUL 2 SERIES
                                              PORTFOLIO            PORTFOLIO            PORTFOLIO               ACCOUNT
                                           ------------------    ------------------   ------------------    ------------------
ASSETS:
      Investments at market value <F1>     $       1,010,452     $          30,056    $         160,018     $       7,384,156
      Investment income due and accrued                  152                                                            9,683
      Purchase payments receivable                    70,524                                                           80,961
      Other assets                                       193                                                              193
                                           ------------------    ------------------   ------------------    ------------------
                                           ------------------    ------------------   ------------------    ------------------

         Total assets                              1,081,321                30,056              160,018             7,474,993
                                           ------------------    ------------------   ------------------    ------------------
                                           ------------------    ------------------   ------------------    ------------------

LIABILITIES:
      Due to Great-West Life & Annuity
         Insurance Company                                58                     2                   12                   547
      Other liabilities                                                          8                   50                 3,180
                                           ------------------    ------------------   ------------------    ------------------
                                           ------------------    ------------------   ------------------    ------------------

         Total liabilities                                58                    10                   62                 3,727
                                           ------------------    ------------------   ------------------    ------------------
                                           ------------------    ------------------   ------------------    ------------------

NET ASSETS                                 $       1,081,263     $          30,046    $         159,956     $       7,471,266
                                           ==================    ==================   ==================    ==================
                                           ==================    ==================   ==================    ==================

NET ASSETS REPRESENTED BY:
      Accumulation units                   $       1,081,263     $          30,046    $         159,956     $       7,471,266
                                           ==================    ==================   ==================    ==================
                                           ==================    ==================   ==================    ==================


ACCUMULATION UNITS OUTSTANDING                        97,725                 2,611               15,568

UNIT VALUE (ACCUMULATION)                  $           11.06     $           11.51    $           10.27
                                           ==================    ==================   ==================
                                           ==================    ==================   ==================

<F1>
      Cost of investments:                 $       1,010,452     $          30,860    $         181,207     $       7,677,388
      Shares of investments:                       1,009,939                 2,053                9,446             1,642,109

The accompanying notes are an integral part of these financial statements.                                         (Concluded)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AMERICAN
                                                                                                                        CENTURY
                                                       AMERICAN CENTURY VP INCOME       AMERICAN CENTURY VP             VP VALUE
                                                         & GROWTH PORTFOLIO            INTERNATIONAL PORTFOLIO          PORTFOLIO
                                                     ------------------------------- ------------------------------- ---------------
                                                          2001            2000            2001            2000            2001
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------
                                                                          <F1>                            <F1>            <F1>
INVESTMENT INCOME:
      Dividends                                      $           16  $               $            3  $               $

EXPENSES:
      Mortality and expense risk                                 56               3              67               4
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

NET INVESTMENT LOSS                                             (40)             (3)            (64)             (4)
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized gain (loss) on sale of fund shares               (51)             10          (1,173)             (1)
      Realized gain distributions                                                               365
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

      Net realized gain (loss)                                  (51)             10            (808)             (1)
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

      Change in net unrealized appreciation
         (depreciation) on investments                           24            (101)         (3,082)           (304)             48
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                      $          (67) $          (94) $       (3,954) $         (309) $           48
                                                     =============== =============== =============== =============== ===============
                                                     =============== =============== =============== =============== ===============

INVESTMENT INCOME RATIO                                       0.12%                           0.02%
                                                     ===============                 ===============
                                                     ===============                 ===============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                        BRAZOS SMALL CAP           DREYFUS STOCK           DREYFUS VIF CAPITAL
                                                          PORTFOLIO                 INDEX FUND            APPRECIATION PORTFOLIO
                                                    ------------------------- -------------------------- --------------------------
                                                       2001         2000         2001          2000          2001          2000
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                                     <F1>                       <F2>                       <F2>
INVESTMENT INCOME:
     Dividends                                      $            $            $       954  $      6,737  $         60  $         4

EXPENSES:
     Mortality and expense risk                           6,552          638          324         2,723            14            1
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                    ------------ ------------ ------------ ------------- ------------- ------------

NET INVESTMENT INCOME (LOSS)                             (6,552)        (638)         630         4,014            46            3
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                    ------------ ------------ ------------ ------------- ------------- ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on sale of fund shares        (13,562)        (295)      (8,183)       47,610           (50)           5
     Realized gain distributions                                                      472         2,031                          5
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                    ------------ ------------ ------------ ------------- ------------- ------------

     Net realized gain (loss)                           (13,562)        (295)      (7,711)       49,641           (50)          10
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                    ------------ ------------ ------------ ------------- ------------- ------------

     Change in net unrealized appreciation
        (depreciation) on investments                    17,023      (15,972)       1,089        (2,522)           31          (27)
                                                    ------------ ------------ ------------ ------------- ------------- ------------
                                                    ------------ ------------ ------------ ------------- ------------- ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      $    (3,091) $   (16,905) $    (5,992) $     51,133  $         27  $       (14)
                                                    ============ ============ ============ ============= ============= ============
                                                    ============ ============ ============ ============= ============= ============

INVESTMENT INCOME RATIO                                                             1.19%                       1.85%
                                                                              ============               =============
                                                                              ============               =============

<F1>
The portfolio commenced investment operations on October 13, 2000.
<F2>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      FEDERATED
                                                        DREYFUS VIF GROWTH &            FEDERATED GROWTH              HIGH INCOME
                                                         INCOME PORTFOLIO              STRATEGIES FUND II             BOND FUND II
                                                    ------------------------------- ------------------------------- ---------------
                                                          2001            2000            2001            2000            2001
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------
                                                                         <F1>                            <F1>            <F1>
INVESTMENT INCOME:
      Dividends                                     $           11  $          206  $               $               $

EXPENSES:
      Mortality and expense risk                                61             103             502             753               1
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

NET INVESTMENT INCOME (LOSS)                                   (50)            103            (502)           (753)             (1)
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized gain (loss) on sale of fund shares           (6,720)            307         (21,537)        (47,793)            (15)
      Realized gain distributions                               44           2,483           1,276          14,418
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

      Net realized gain (loss)                              (6,676)          2,790         (20,261)        (33,375)            (15)
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

      Change in net unrealized appreciation
         (depreciation) on investments                       3,859          (3,990)        (15,519)        (10,451)
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                     $       (2,867) $       (1,097) $      (36,282) $      (44,579) $          (16)
                                                    =============== =============== =============== =============== ===============
                                                    =============== =============== =============== =============== ===============

INVESTMENT INCOME RATIO                                      0.07%
                                                    ===============
                                                    ===============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FIDELITY VIP
                                                                                        FIDELITY       INVESTMENT     INVESCO VIF-
                                                        FEDERATED INTERNATIONAL        VIP GROWTH      GRADE BOND     EQUITY INCOME
                                                            EQUITY FUND II              PORTFOLIO      PORTFOLIO         FUND
                                                     ------------------------------- --------------- --------------- ---------------
                                                          2001            2000            2001            2001            2001
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------
                                                                          <F1>            <F2>             <F2>            <F1>
INVESTMENT INCOME:
      Dividends                                      $               $               $               $               $        8,820

EXPENSES:
      Mortality and expense risk                                  2                           1,929           2,664           2,039
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

NET INVESTMENT INCOME (LOSS)                                     (2)                         (1,929)         (2,664)          6,781
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized gain (loss) on sale of fund shares              (113)                         (1,030)            685            (248)
      Realized gain distributions                               123                                                           2,729
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

      Net realized gain (loss)                                   10                          (1,030)            685           2,481
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

      Change in net unrealized appreciation
         (depreciation) on investments                           67             (67)        (88,811)         53,806         (57,181)
                                                     --------------- --------------- --------------- --------------- ---------------
                                                     --------------- --------------- --------------- --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                      $           75  $          (67) $      (91,770) $       51,827  $      (47,919)
                                                     =============== =============== =============== =============== ===============
                                                     =============== =============== =============== =============== ===============

INVESTMENT INCOME RATIO                                                                                                       1.76%
                                                                                                                     ===============
                                                                                                                     ===============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.
<F2>
The portfolio commenced investment operations on October 13, 2000, but had no activity until 2001.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     JANUS ASPEN
                                                        INVESCO VIF-TOTAL               JANUS ASPEN SERIES           SERIES HIGH
                                                          RETURN FUND                   BALANCED PORTFOLIO          YIELD PORTFOLIO
                                                    ------------------------------- ------------------------------- ---------------
                                                         2001            2000            2001            2000            2000
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------
                                                                        <F1>                            <F1>           <F1>
INVESTMENT INCOME:
      Dividends                                     $               $            3  $       13,536  $        4,723  $          709

EXPENSES:
      Mortality and expense risk                                 2               0           1,677             460              60
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

NET INVESTMENT INCOME (LOSS)                                    (2)              3          11,859           4,263             649
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized gain (loss) on sale of fund shares               64              (1)         (8,373)         (4,003)           (697)
      Realized gain distributions                                               56               0           9,520
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

      Net realized gain (loss)                                  64              55          (8,373)          5,517            (697)
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

      Change in net unrealized appreciation
         (depreciation) on investments                          53             (53)        (10,989)        (11,149)             (1)
                                                    --------------- --------------- --------------- --------------- ---------------
                                                    --------------- --------------- --------------- --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                     $          115  $            5  $       (7,503) $       (1,369) $          (49)
                                                    =============== =============== =============== =============== ===============
                                                    =============== =============== =============== =============== ===============

INVESTMENT INCOME RATIO                                                                      3.26%
                                                                                    ===============
                                                                                    ===============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      MAXIM ARIEL
                                                        JANUS ASPEN SERIES           MIDCAP VALUE         MAXIM INVESCO ADR
                                                      WORLDWIDE GROWTH PORTFOLIO       PORTFOLIO             PORTFOLIO
                                                    ------------------------------- ---------------- -------------------------------
                                                         2001            2000             2001            2001            2000
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                                       <F1>             <F1>                            <F1>
INVESTMENT INCOME:
      Dividends                                     $        2,396  $        2,384  $            25  $           67  $            9

EXPENSES:
      Mortality and expense risk                             1,567           1,262               21              21               1
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                    --------------- --------------- ---------------- --------------- ---------------

NET INVESTMENT INCOME                                          829           1,122                4              46               8
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                    --------------- --------------- ---------------- --------------- ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized gain (loss) on sale of fund shares          (94,860)        (38,897)             172             (17)             72
      Realized gain distributions                                           26,254              292               9              42
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                    --------------- --------------- ---------------- --------------- ---------------

      Net realized gain (loss)                             (94,860)        (12,643)             464              (8)            114
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                    --------------- --------------- ---------------- --------------- ---------------

      Change in net unrealized appreciation
         (depreciation) on investments                     (15,332)        (71,444)             621            (661)            (69)
                                                    --------------- --------------- ---------------- --------------- ---------------
                                                    --------------- --------------- ---------------- --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                     $     (109,363) $      (82,965) $         1,089  $         (623) $           53
                                                    =============== =============== ================ =============== ===============
                                                    =============== =============== ================ =============== ===============

INVESTMENT INCOME RATIO                                      0.62%                            0.66%           1.32%
                                                    ===============                 ================ ===============
                                                    ===============                 ================ ===============


<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             MAXIM MODERATELY
                                                     MAXIM INVESCO SMALL-CAP      MAXIM LOOMIS SAYLES       AGGRESSIVE PROFILE
                                                        GROWTH PORTFOLIO        CORPORATE BOND PORTFOLIO       PORTFOLIO
                                                    -------------------------- -------------------------- --------------------------
                                                        2001         2000          2001          2000         2001         2000
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                                     <F1>                       <F1>                       <F1>
INVESTMENT INCOME:
     Dividends                                      $            $             $      2,458  $       806  $       171  $         39

EXPENSES:
     Mortality and expense risk                             780         1,181            87           61           30             2
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

NET INVESTMENT INCOME (LOSS)                               (780)       (1,181)        2,371          745          141            37
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized loss on sale of fund shares               (58,907)      (75,284)          (60)      (1,123)        (209)
     Realized gain distributions                                       46,958                                     355            60
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

     Net realized gain (loss)                           (58,907)      (28,326)          (60)      (1,123)         146            60
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

     Change in net unrealized appreciation
        (depreciation) on investments                    (6,160)      (31,504)       (2,160)                     (154)         (160)
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      $   (65,847) $    (61,011) $        151  $      (378) $       133  $        (63)
                                                    ============ ============= ============= ============ ============ =============
                                                    ============ ============= ============= ============ ============ =============

INVESTMENT INCOME RATIO                                                              11.35%                     2.39%
                                                                               =============              ============
                                                                               =============              ============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                        MAXIM MONEY MARKET      NEUBERGER BERMAN AMT        NEUBERGER BERMAN AMT
                                                           PORTFOLIO             GUARDIAN PORTFOLIO        MID-CAP GROWTH PORTFOLIO
                                                    -------------------------- -------------------------- --------------------------
                                                        2001         2000          2001          2000         2001         2000
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                                     <F1>                        <F1>                       <F1>
INVESTMENT INCOME:
     Dividends                                      $     6,633  $        933  $         96  $       114  $            $

EXPENSES:
     Mortality and expense risk                             784            57           106           80          419             2
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

NET INVESTMENT INCOME (LOSS)                              5,849           876           (10)          34         (419)           (2)
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on sale of fund shares                                       (253)       1,636         (232)           17
     Realized gain distributions                                                      1,371
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

     Net realized gain (loss)                                                         1,118        1,636         (232)           17
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

     Change in net unrealized appreciation
        (depreciation) on investments                                                (1,196)         392      (20,920)         (269)
                                                    ------------ ------------- ------------- ------------ ------------ -------------
                                                    ------------ ------------- ------------- ------------ ------------ -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      $     5,849  $        876  $        (88) $     2,062  $   (21,571) $       (254)
                                                    ============ ============= ============= ============ ============ =============
                                                    ============ ============= ============= ============ ============ =============

INVESTMENT INCOME RATIO                                   3.51%                       0.36%
                                                    ============               =============
                                                    ============               =============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------
                                                                          TOTAL COLI VUL-2 SERIES ACCOUNT
                                                                    -------------------------------------------
                                                                           2001                   2000
                                                                    --------------------   --------------------
                                                                    --------------------   --------------------
INVESTMENT INCOME:
      Dividends                                                     $            35,246    $            16,667

EXPENSES:
      Mortality and expense risk                                                 19,705                  7,391
                                                                    --------------------   --------------------
                                                                    --------------------   --------------------

NET INVESTMENT INCOME                                                            15,541                  9,276
                                                                    --------------------   --------------------
                                                                    --------------------   --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized loss on sale of fund shares                                     (214,672)              (118,437)
      Realized gain distributions                                                 7,036                101,827
                                                                    --------------------   --------------------
                                                                    --------------------   --------------------

      Net realized loss                                                        (207,636)               (16,610)
                                                                    --------------------   --------------------
                                                                    --------------------   --------------------

      Change in net unrealized appreciation
         (depreciation) on investments                                         (145,544)              (147,691)
                                                                    --------------------   --------------------
                                                                    --------------------   --------------------

NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                     $          (337,639)   $          (155,025)
                                                                    ====================   ====================
                                                                    ====================   ====================



The accompanying notes are an integral part of these financial statements.                          (Concluded)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    AMERICAN
                                                AMERICAN CENTURY VP INCOME &     AMERICAN CENTURY VP               CENTURY VP
                                                    GROWTH PORTFOLIO            INTERNATIONAL PORTFOLIO          VALUE PORTFOLIO
                                             --------------------------------- --------------------------------- ----------------
                                                  2001             2000             2001             2000             2001
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                                                    <F1>                              <F1>             <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment loss                     $           (40) $            (3) $           (64) $            (4) $
     Net realized gain (loss)                            (51)              10             (808)              (1)
     Change in net unrealized appreciation
        (depreciation) on investments                     24             (101)          (3,082)            (304)              48
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

     Increase (decrease) in net assets
        resulting from operations                        (67)             (94)          (3,954)            (309)              48
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

CONTRACT TRANSACTIONS:
     Purchase payments                                 5,289            4,389            6,852            2,276            1,044
     Redemptions                                        (420)            (660)            (526)               0                0
     Transfers between subaccounts, net               19,255           (1,822)          14,721            2,236            5,035
     Contract maintenance charges                       (211)             (60)            (263)            (131)               0
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

     Increase in net assets resulting from
        contract transactions                         23,913            1,847           20,784            4,381            6,079
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

     Due from Great-West Life & Annuity
        Insurance Company
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

     Total increase in net assets                     23,846            1,753           16,830            4,072            6,127

NET ASSETS:
     Beginning of period                               1,753                0            4,072                0                0
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

     End of period                           $        25,599  $         1,753  $        20,902  $         4,072  $         6,127
                                             ================ ================ ================ ================ ================
                                             ================ ================ ================ ================ ================

CHANGES IN UNITS OUTSTANDING:
     Units issued                                      2,685              647            2,289              345              469
     Units redeemed                                      (88)            (474)            (186)             (10)
                                             ---------------- ---------------- ---------------- ---------------- ----------------
                                             ---------------- ---------------- ---------------- ---------------- ----------------

     Net increase                                      2,597              173            2,103              335              469
                                             ================ ================ ================ ================ ================
                                             ================ ================ ================ ================ ================

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.

The accompanying notes are an integral part of these financial statements.                                            (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

--------------------------------------------------------------------------------------------------------------------------------
                                                BRAZOS SMALL CAP          DREYFUS STOCK INDEX           DREYFUS VIF CAPITAL
                                                   PORTFOLIO                    FUND                  APPRECIATION PORTFOLIO
                                            --------------------------- --------------------------- ----------------------------
                                                2001          2000          2001          2000          2001           2000
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                                              <F1>                        <F2>                         <F2>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)           $     (6,552) $       (638) $        630  $      4,014  $         46  $           3
     Net realized gain (loss)                    (13,562)         (295)       (7,711)       49,641           (50)            10
     Change in net unrealized appreciation
        (depreciation) on investments             17,023       (15,972)        1,089        (2,522)           31            (27)
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------

     Increase (decrease) in net assets
        resulting from operations                 (3,091)      (16,905)       (5,992)       51,133            27            (14)
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------

CONTRACT TRANSACTIONS:
     Purchase payments                           158,016        64,599        21,546       225,863         1,057            848
     Redemptions                                 (63,229)       (2,935)       (2,658)     (104,872)          (93)          (109)
     Transfers between subaccounts, net          876,821     1,037,275        20,655      (111,539)        5,547           (109)
     Contract maintenance charges                 (6,152)         (296)         (785)       (3,143)          (46)           (12)
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------

     Increase in net assets resulting from
        contract transactions                    965,456     1,098,643        38,758         6,309         6,465            618
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------

     Due from Great-West Life & Annuity
        Insurance Company
                                            ------------- ------------- ------------- ------------- ------------- --------------

     Total increase in net assets                962,365     1,081,738        32,766        57,442         6,492            604

NET ASSETS:
     Beginning of period                       1,081,738             0        57,442             0           604              0
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------

     End of period                          $  2,044,103  $  1,081,738  $     90,208  $     57,442  $      7,096  $         604
                                            ============= ============= ============= ============= ============= ==============
                                            ============= ============= ============= ============= ============= ==============

CHANGES IN UNITS OUTSTANDING:
     Units issued                                131,982       114,240         5,188       103,291           690            112
     Units redeemed                               (9,752)       (2,408)         (777)      (97,746)          (23)           (57)
                                            ------------- ------------- ------------- ------------- ------------- --------------
                                            ------------- ------------- ------------- ------------- ------------- --------------

     Net increase                                122,230       111,832         4,411         5,545           667             55
                                            ============= ============= ============= ============= ============= ==============
                                            ============= ============= ============= ============= ============= ==============

<F1>
The portfolio commenced investment operations on October 13, 2000.
<F2>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                           (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    FEDERATED
                                                        DREYFUS VIF GRWOTH &          FEDERATED GROWTH             HIGH INCOME
                                                         INCOME PORTFOLIO            STRATEGIES FUND II            BOND FUND II
                                                  ------------------------------- ------------------------------- ---------------
                                                       2001            2000            2001            2000            2001
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------
                                                                       <F1>                             <F1>            <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                 $          (50) $          103  $         (502) $         (753) $           (1)
     Net realized gain (loss)                             (6,676)          2,790         (20,261)        (33,375)            (15)
     Change in net unrealized appreciation
        (depreciation) on investments                      3,859          (3,990)        (15,519)        (10,451)              0
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

     Increase (decrease) in net assets resulting
        from operations                                   (2,867)         (1,097)        (36,282)        (44,579)            (16)
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
     Purchase payments                                       697           9,711          10,685          69,842              92
     Redemptions                                            (922)         (2,690)         (5,384)        (23,087)            (12)
     Transfers between subaccounts, net                  (62,942)         62,742         (26,791)        180,569             (56)
     Contract maintenance charges                            (80)            (97)           (517)           (803)             (8)
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

     Increase (decrease) in net assets resulting
        from contract transactions                       (63,247)         69,666         (22,007)        226,521              16
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

     Due from Great-West Life & Annuity
        Insurance Company
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

     Total increase (decrease) in net assets             (66,114)         68,569         (58,289)        181,942               0

NET ASSETS:
     Beginning of period                                  68,569               0         181,942               0               0
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

     End of period                                $        2,455  $       68,569  $      123,653  $      181,942  $            0
                                                  =============== =============== =============== =============== ===============
                                                  =============== =============== =============== =============== ===============

CHANGES IN UNITS OUTSTANDING:
     Units issued                                            301           6,716           2,508          21,050             235
     Units redeemed                                       (6,375)           (400)         (4,432)         (4,976)           (235)
                                                  --------------- --------------- --------------- --------------- ---------------
                                                  --------------- --------------- --------------- --------------- ---------------

     Net increase (decrease)                              (6,074)          6,316          (1,924)         16,074               0
                                                  =============== =============== =============== =============== ===============
                                                  =============== =============== =============== =============== ===============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.

The accompanying notes are an integral part of these financial statements.                                            (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIDELITY VIP
                                                                                  FIDELITY VIP       INVESTMENT      INVESCO VIF-
                                                      FEDERATED INTERNATIONAL       GROWTH           GRADE BOND     EQUITY INCOME
                                                         EQUITY FUND II            PORTFOLIO         PORTFOLIO          FUND
                                                  ------------------------------ ---------------- ---------------- ----------------
                                                      2001           2000             2001             2001             2001
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                                      <F1>             <F2>             <F2>             <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                 $           (2) $              $        (1,929) $        (2,664) $         6,781
     Net realized gain (loss)                                 10                          (1,030)             685            2,481
     Change in net unrealized appreciation
        (depreciation) on investments                         67            (67)         (88,811)          53,806          (57,181)
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

     Increase (decrease) in net assets resulting
        from operations                                       75            (67)         (91,770)          51,827          (47,919)
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

CONTRACT TRANSACTIONS:
     Purchase payments                                       563            325          503,894          600,916          501,448
     Redemptions                                             (16)           (18)         (12,087)         (16,258)         (12,626)
     Transfers between subaccounts, net                   (1,172)           319          370,562          430,735          360,488
     Contract maintenance charges                             (9)                           (794)          (1,070)            (873)
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

     Increase (decrease) in net assets resulting
        from contract transactions                          (634)           626          861,575        1,014,323          848,437
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

     Due from Great-West Life & Annuity
        Insurance Company
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

     Total increase (decrease) in net assets                (559)           559          769,805        1,066,150          800,518

NET ASSETS:
     Beginning of period                                     559              0                0                0                0
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

     End of period                                $            0  $         559  $       769,805  $     1,066,150  $       800,518
                                                  =============== ============== ================ ================ ================
                                                  =============== ============== ================ ================ ================

CHANGES IN UNITS OUTSTANDING:
     Units issued                                            167             48           97,352          100,601           80,188
     Units redeemed                                         (214)            (1)          (3,249)          (1,643)          (1,833)
                                                  --------------- -------------- ---------------- ---------------- ----------------
                                                  --------------- -------------- ---------------- ---------------- ----------------

     Net increase (decrease)                                 (47)            47           94,103           98,958           78,355
                                                  =============== ============== ================ ================ ================
                                                  =============== ============== ================ ================ ================

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.
<F2>
The portfolio commenced investment operations on October 13, 2000, but had no activity until 2001.

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                     INVESCO VIF-TOTAL          JANUS ASPEN SERIES        JANUS ASPEN SERIES HIGH
                                                        RETURN FUND             BALANCED PORTFOLIO           YIELD PORTFOLIO
                                                 --------------------------- --------------------------- ---------------------------
                                                     2001          2000          2001          2000          2001          2000
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                                    <F1>                        <F1>                        <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                $         (2) $          3  $     11,859  $      4,263  $             $        649
     Net realized gain (loss)                              64            55        (8,373)        5,517                        (697)
     Change in net unrealized appreciation
        (depreciation) on investments                      53           (53)      (10,989)      (11,149)                         (1)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Increase (decrease) in net assets resulting
        from operations                                   115             5        (7,503)       (1,369)                        (49)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

CONTRACT TRANSACTIONS:
     Purchase payments                                    563           585        59,494        52,450                       5,000
     Redemptions                                          (18)          (60)      (15,416)      (14,240)                     (2,487)
     Transfers between subaccounts, net                (1,278)          106       333,076       119,013           (27)       (2,437)
     Contract maintenance charges                          (9)           (9)       (2,182)       (2,182)                          0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Increase (decrease) in net assets resulting
        from contract transactions                       (742)          622       374,972       155,041           (27)           76
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Due from Great-West Life & Annuity
        Insurance Company
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Total increase (decrease) in net assets             (627)          627       367,469       153,672           (27)           27

NET ASSETS:
     Beginning of period                                  627             0       153,672             0            27             0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     End of period                               $          0  $        627  $    521,141  $    153,672  $          0  $         27
                                                 ============= ============= ============= ============= ============= =============
                                                 ============= ============= ============= ============= ============= =============

CHANGES IN UNITS OUTSTANDING:
     Units issued                                         184            80        38,001        15,589             3         2,433
     Units redeemed                                      (247)          (17)       (3,277)       (2,082)           (3)       (2,433)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Net increase (decrease)                              (63)           63        34,724        13,507             0             0
                                                 ============= ============= ============= ============= ============= =============
                                                 ============= ============= ============= ============= ============= =============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    MAXIM ARIEL
                                                     JANUS ASPEN SERIES             MIDCAP VALUE         MAXIM INVESCO ADR
                                                   WORDLWIDE GROWTH PORTFOLIO        PORTFOLIO              PORTFOLIO
                                                 -------------------------------- ----------------- -------------------------------
                                                      2001             2000              2001            2001            2000
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                                      <F1>              <F1>                             <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                $          829  $         1,122  $              4  $           46  $            8
     Net realized gain (loss)                           (94,860)         (12,643)              464              (8)            114
     Change in net unrealized appreciation
        (depreciation) on investments                   (15,332)         (71,444)              621            (661)            (69)
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

     Increase (decrease) in net assets resulting
        from operations                                (109,363)         (82,965)            1,089            (623)             53
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

CONTRACT TRANSACTIONS:
     Purchase payments                                  230,727          130,469             1,028           1,542          11,240
     Redemptions                                        (13,849)         (42,434)             (154)           (156)            (65)
     Transfers between subaccounts, net                  (5,190)         350,103             5,813           5,824         (10,616)
     Contract maintenance charges                        (1,371)          (1,371)              (78)            (79)             (8)
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

     Increase (decrease) in net assets resulting
        from contract transactions                      210,317          436,767             6,609           7,131             551
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

     Due from Great-West Life & Annuity
        Insurance Company
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

     Total increase (decrease) in net assets            100,954          353,802             7,698           6,508             604

NET ASSETS:
     Beginning of period                                353,802                0                 0             604               0
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

     End of period                               $      454,756  $       353,802  $          7,698  $        7,112  $          604
                                                 =============== ================ ================= =============== ===============
                                                 =============== ================ ================= =============== ===============

CHANGES IN UNITS OUTSTANDING:
     Units issued                                        35,565           34,402               620             758           1,905
     Units redeemed                                     (15,904)          (4,785)              (86)            (30)         (1,850)
                                                 --------------- ---------------- ----------------- --------------- ---------------
                                                 --------------- ---------------- ----------------- --------------- ---------------

     Net increase (decrease)                             19,661           29,617               534             728              55
                                                 =============== ================ ================= =============== ===============
                                                 =============== ================ ================= =============== ===============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000 or 2001 as shown.

The accompanying notes are an integral part of these financial statements.                                              (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             MAXIM MODERATELY
                                                   MAXIM INVESCO SMALL-CAP      MAXIM LOOMIS SAYLES         AGGRESSIVE PROFILE
                                                    GROWTH PORTFOLIO          CORPORATE BOND PORTFOLIO          PORTFOLIO
                                                 --------------------------- --------------------------- ---------------------------
                                                     2001          2000          2001          2000          2001          2000
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                                   <F1>                        <F1>                        <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                $       (780) $     (1,181) $      2,371  $        745  $        141  $         37
     Net realized gain (loss)                         (58,907)      (28,326)          (60)       (1,123)          146            60
     Change in net unrealized appreciation
        (depreciation) on investments                  (6,160)      (31,504)       (2,160)            0          (154)         (160)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Increase (decrease) in net assets resulting
        from operations                               (65,847)      (61,011)          151          (378)          133           (63)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

CONTRACT TRANSACTIONS:
     Purchase payments                                 19,621       112,506         2,477         4,731         2,922         1,239
     Redemptions                                       (8,497)      (33,735)         (771)       (2,463)         (232)            0
     Transfers between subaccounts, net               (51,098)      302,173        28,704        (1,799)        5,094           747
     Contract maintenance charges                        (774)         (774)          (85)          (67)         (116)         (110)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Increase (decrease) in net assets resulting
        from contract transactions                    (40,748)      380,170        30,325           402         7,668         1,876
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Due from Great-West Life & Annuity
        Insurance Company
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Total increase (decrease) in net assets         (106,595)      319,159        30,476            24         7,801         1,813

NET ASSETS:
     Beginning of period                              319,159             0            24             0         1,813             0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     End of period                               $    212,564  $    319,159  $     30,500  $         24  $      9,614  $      1,813
                                                 ============= ============= ============= ============= ============= =============
                                                 ============= ============= ============= ============= ============= =============

CHANGES IN UNITS OUTSTANDING:
     Units issued                                       4,577        29,129         2,956         2,444           847           206
     Units redeemed                                    (7,782)       (5,080)         (184)       (2,442)          (79)          (38)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Net increase (decrease)                           (3,205)       24,049         2,772             2           768           168
                                                 ============= ============= ============= ============= ============= =============
                                                 ============= ============= ============= ============= ============= =============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                     MAXIM MONEY MARKET         NEUBERGER BERMAN AMT        NEUBERGER BERMAN AMT
                                                        PORTFOLIO               GUARDIAN PORTFOLIO        MID-CAP GROWTH PORTFOLIO
                                                 --------------------------- --------------------------- ---------------------------
                                                     2001          2000          2001          2000          2001          2000
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                                   <F1>                        <F1>                        <F1>
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                $      5,849  $        876  $        (10) $         34  $       (419) $         (2)
     Net realized gain (loss)                                                       1,118         1,636          (232)           17
     Change in net unrealized appreciation
        (depreciation) on investments                                              (1,196)          392       (20,920)         (269)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Increase (decrease) in net assets resulting
        from operations                                 5,849           876           (88)        2,062       (21,571)         (254)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

CONTRACT TRANSACTIONS:
     Purchase payments                              3,503,506     2,341,935         2,431         6,374       103,709         1,776
     Redemptions                                       (7,678)       (4,628)       (1,065)       (2,769)       (2,698)         (225)
     Transfers between subaccounts, net            (2,419,780)   (1,943,691)        6,800        16,402        79,204           328
     Contract maintenance charges                        (634)                       (101)                       (313)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Increase (decrease) in net assets resulting
        from contract transactions                  1,075,414       393,616         8,065        20,007       179,902         1,879
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Due from Great-West Life & Annuity
        Insurance Company                                          (394,492)
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Total increase (decrease) in net assets        1,081,263                       7,977        22,069       158,331         1,625

NET ASSETS:
     Beginning of period                                    0             0        22,069             0         1,625             0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     End of period                               $  1,081,263  $          0  $     30,046  $     22,069  $    159,956  $      1,625
                                                 ============= ============= ============= ============= ============= =============
                                                 ============= ============= ============= ============= ============= =============

CHANGES IN UNITS OUTSTANDING:
     Units issued                                     318,303       382,405           829         2,466        16,136           155
     Units redeemed                                  (220,578)     (382,405)         (101)         (583)         (687)          (36)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
                                                 ------------- ------------- ------------- ------------- ------------- -------------

     Net increase (decrease)                           97,725                         728         1,883        15,449           119
                                                 ============= ============= ============= ============= ============= =============
                                                 ============= ============= ============= ============= ============= =============

<F1>
The portfolio commenced investment operations on October 1, 1999, but had no activity until 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COLI VUL-2 SERIES ACCOUNT
                                                                                           --------------------------------------
                                                                                           --------------------------------------
                                                                                                 2001                 2000
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)                                                          $          15,541    $          9,276
     Net realized gain (loss)                                                                       (207,636)            (16,610)
     Change in net unrealized appreciation
        (depreciation) on investments                                                               (145,544)           (147,691)
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

     Increase (decrease) in net assets resulting
        from operations                                                                             (337,639)           (155,025)
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

CONTRACT TRANSACTIONS:
     Purchase payments                                                                             5,740,119           3,046,158
     Redemptions                                                                                    (164,765)           (237,477)
     Transfers between subaccounts, net
     Contract maintenance charges                                                                    (16,550)             (9,063)
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

     Increase (decrease) in net assets resulting from
        contract transactions                                                                      5,558,804           2,799,618
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

     Due from Great-West Life & Annuity Insurance Company                                                               (394,492)
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

     Total increase (decrease) in net assets                                                       5,221,165           2,250,101

NET ASSETS:
     Beginning of period                                                                           2,250,101                   0
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

     End of period                                                                         $       7,471,266    $      2,250,101
                                                                                           ==================   =================
                                                                                           ==================   =================

CHANGES IN UNITS OUTSTANDING:
     Units issued                                                                                    843,434             717,663
     Units redeemed                                                                                 (277,765)           (507,823)
                                                                                           ------------------   -----------------
                                                                                           ------------------   -----------------

     Net increase (decrease)                                                                         565,669             209,840
                                                                                           ==================   =================
                                                                                           ==================   =================


The accompanying notes are an integral part of these financial statements.                                            (Concluded)


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION

     The Coli Vul-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Colorado law on November 25, 1997. The Series Account commenced operations on October 1, 1999, but had no investment activity in the investment divisions until 2000 or 2001 as shown in the Statement of Changes in Net Assets. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for individual variable annuity contracts. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

     Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liability with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Series Account.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Security Transactions

     Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

     Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

     Federal Income Taxes

     The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     Investment Income Ratio

     The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

     Reclassifications

     Certain reclassifications have been made to the 2000 financial statements to conform to the 2001 presentation.

3.   PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                             Purchases                Sales
                                                                         ------------------     -------------------
       American Century VP Income & Growth Portfolio                     $          31,643      $            8,487
       American Century VP International Portfolio                                  33,407                  11,567
       American Century VP Value Portfolio                                           5,035                       0
       Brazos Small Cap Portfolio                                                1,047,680                  87,017
       Dreyfus Stock Index Fund                                                     92,418                  50,893
       Dreyfus VIF Capital Appreciation Portfolio                                    7,951                   1,331
       Dreyfus VIF Growth & Income Portfolio                                         5,661                  68,807
       Federated Growth Strategies Fund II                                          61,178                  82,129
       Federated High Income Bond Fund II                                            4,456                   4,441
       Federated International Equity Fund II                                        2,985                   3,390
       Fidelity VIP Growth Portfolio                                               876,627                  19,817
       Fidelity VIP Investment Grade Bond Portfolio                              1,029,814                  17,764
       INVESCO VIF-Equity Income Fund                                              870,989                  21,547
       INVESCO VIF-Total Return Fund                                                 2,889                   3,525
       Janus Aspen Series Balanced Portfolio                                       451,831                  63,199
       Janus Aspen Series High Yield Portfolio                                           0                      28
       Janus Aspen Series Worldwide Growth Portfolio                               454,797                 240,304
       Maxim Ariel MidCap Value Portfolio                                           11,411                   4,504
       Maxim INVESCO ADR Portfolio                                                  10,919                   3,622
       Maxim INVESCO Small-Cap Growth Portfolio                                     99,671                 145,231
       Maxim Loomis Sayles Corporate Bond Portfolio                                 35,884                   3,179
       Maxim Moderately Aggressive Profile Portfolio                                13,627                   5,139
       Maxim Money Market Portfolio                                              4,595,820               3,982,494
       Neuberger Berman AMT Guardian Portfolio                                      13,909                   4,475
       Neuberger Berman AMT MidCap Growth Portfolio                                193,917                  14,054
                                                                         ------------------     -------------------
                                                                         ------------------     -------------------

       Total                                                             $       9,954,519      $        4,846,944
                                                                         ==================     ===================

4.   EXPENSES AND RELATED PARTY TRANSACTIONS

     Charges Incurred for Partial Surrenders

     The Company charges a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year.

     Transfer Fees

     The Company charges $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.

     Deductions for Assumption of Mortality and Expense Risks

     The Company deducts an amount, computed daily, from the net asset value of the Series Account investments, equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks.

     Expense Charges Applied to Premium

     The Company deducts a maximum charge of 10% from each premium payment. The amount of each state's premium tax may be higher or lower than the amount attributable to premium taxes that is deducted from premium payments.

     If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

     Related Party Transactions

     GW Capital Management, LLC, a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are accessed against the average daily net assets of the affiliated funds to compensate GW Capital Management, LLC for investment advisory services.

5.   ACCUMULATION UNIT VALUES

     A summary of accumulation unit values and accumulation units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the periods ended December 31, 2001 is included on the following pages. Total return is based on operations for the period shown and, accordingly, is not annualized.



                                       AMERICAN CENTURY VP              AMERICAN CENTURY VP             AMERICAN CENTURY VP
                                     INCOME & GROWTH PORTFOLIO        INTERNATIONAL PORTFOLIO             VALUE PORTFOLIO
                                   -----------------------------    -----------------------------    ---------------------------

Expenses as a % of net assets         0.00             0.40             0.00             0.40           0.00             0.40
              2001
---------------------------------
---------------------------------
 Ending Unit Value                   $ 8.19            $ 9.24          $ 5.89           $ 8.58        $ 13.33          $ 13.06
 Number of Units Outstanding              -             2,770               -            2,438              -              469
 Net Assets (000's)                     $ -              $ 26             $ -             $ 21            $ -              $ 6
 Total Return                        (8.39%)           (8.70%)        (29.21%)         (29.44%)        12.87%           12.39%

              2000
---------------------------------
---------------------------------
 Ending Unit Value                   $ 8.94           $ 10.12          $ 8.32          $ 12.16        $ 11.81          $ 11.62
 Number of Units Outstanding              -               173               -              335              -                -
 Net Assets (000's)                     $ -               $ 2             $ -              $ 4            $ -              $ -
 Total Return                       (10.60%)          (10.99%)        (16.80%)         (17.11%)        18.10%           17.73%

              1999
---------------------------------
---------------------------------
 Ending Unit Value                  $ 10.00           $ 11.37         $ 10.00          $ 14.67        $ 10.00           $ 9.87
 Number of Units Outstanding              -                 -               -                -              -                -
 Net Assets (000's)                     $ -               $ -             $ -                -            $ -              $ -
 Total Return                         0.00%            13.70%           0.00%           46.70%          0.00%           (1.30%)

                                                                                                                    (continued)

                                                                                                        DREYFUS VIF CAPITAL
                                     BRAZOS SMALL CAP PORTFOLIO        DREYFUS STOCK INDEX FUND        APPRECIATION PORTFOLIO
                                   -------------------------------   -----------------------------   --------------------------

Expenses as a % of net assets            0.00           0.40             0.00            0.40            0.00           0.40
              2001
---------------------------------
---------------------------------
 Ending Unit Value                       $ 8.78          $ 8.73          $ 7.97          $ 9.06          $ 9.01         $ 9.83
 Number of Units Outstanding                  -         234,062               -           9,956               -            722
 Net Assets (000's)                         $ -         $ 2,044             $ -            $ 90             $ -            $ 7
 Total Return                            (9.30%)         (9.72%)        (12.13%)        (12.55%)         (9.26%)        (9.82%)

              2000
---------------------------------
---------------------------------
 Ending Unit Value                       $ 9.68          $ 9.67          $ 9.07         $ 10.36          $ 9.93        $ 10.90
 Number of Units Outstanding                  -         111,832               -           5,545               -             55
 Net Assets (000's)                         $ -         $ 1,082             $ -            $ 57             $ -            $ 1
 Total Return                            (3.20%)         (3.30%)         (9.30%)         (9.60%)         (0.70%)        (1.00%)

              1999
---------------------------------
---------------------------------
 Ending Unit Value                                                      $ 10.00         $ 11.46         $ 10.00        $ 11.01
 Number of Units Outstanding                                                  -               -               -              -
 Net Assets (000's)                                                         $ -             $ -             $ -            $ -
 Total Return                                                             0.00%          14.60%           0.00%         10.10%

                                                                                                                    (continued)

                                        DREYFUS VIP GROWTH &            FEDERATED GROWTH STRATEGIES        FEDERATED HIGH INCOME
                                         INCOME PORTFOLIO                        FUND II                          FUND II
                                   --------------------------------   --------------------------------   --------------------------
Expenses as a % of net assets             0.00           0.40              0.00              0.40          0.00           0.40

              2001
---------------------------------
---------------------------------
 Ending Unit Value                        $ 9.07         $ 10.15           $ 6.22            $ 8.74        $ 9.22         $ 9.36
 Number of Units Outstanding                   -             242                -            14,151             -              -
 Net Assets (000's)                          $ -             $ 2              $ -             $ 124           $ -            $ -
 Total Return                             (5.82%)         (6.54%)         (22.35%)          (22.79%)        1.32%          0.97%

              2000
---------------------------------
---------------------------------
 Ending Unit Value                        $ 9.63         $ 10.86           $ 8.01           $ 11.32        $ 9.10         $ 9.27
 Number of Units Outstanding                   -           6,316                -            16,074             -              -
 Net Assets (000's)                          $ -            $ 69              $ -             $ 182           $ -            $ -
 Total Return                             (3.70%)         (4.15%)         (19.90%)          (20.23%)       (9.00%)        (9.38%)

              1999
---------------------------------
---------------------------------
 Ending Unit Value                       $ 10.00         $ 11.33          $ 10.00           $ 14.19       $ 10.00        $ 10.23
 Number of Units Outstanding                   -               -                -                 -             -              -
 Net Assets (000's)                          $ -             $ -              $ -               $ -           $ -            $ -
 Total Return                              0.00%          13.30%            0.00%            41.90%         0.00%          2.30%

                                                                                                                        (continued)

                                        FEDEREATED INTERNATIONAL             FIDELITY VIP GROWTH         FIDELITY VIP INVESTMENT
                                            EQUITY FUND 11                      PORTFOLIO                 GRADE BOND PORTFOLIO
                                      -------------------------------   -----------------------------  ---------------------------

Expenses as a % of net assets            0.00           0.40                0.00            0.40           0.00       0.40
              2001
---------------------------------
---------------------------------
 Ending Unit Value                       $ 5.46          $ 8.41             $ 8.21          $ 8.18        $ 10.82    $ 10.77
 Number of Units Outstanding                  -               -                  -          94,103              -     98,958
 Net Assets (000's)                         $ -             $ -                $ -           $ 770            $ -    $ 1,066
 Total Return                           (29.46%)        (29.68%)           (17.90%)        (18.20%)         8.20%      7.70%

              2000
---------------------------------
---------------------------------
 Ending Unit Value                       $ 7.74         $ 11.96            $ 10.00         $ 10.00        $ 10.00    $ 10.00
 Number of Units Outstanding                  -              47                  -               -              -          -
 Net Assets (000's)                         $ -             $ 1                $ -             $ -            $ -        $ -
 Total Return                           (22.60%)        (22.94%)             0.00%           0.00%          0.00%      0.00%

              1999
---------------------------------
---------------------------------
 Ending Unit Value                      $ 10.00         $ 15.52
 Number of Units Outstanding                  -               -
 Net Assets (000's)                         $ -             $ -
 Total Return                             0.00%          55.20%

                                                                                                                       (continued)

                                            INVESCO VIF-EQUITY             INVESCO VIF-TOTAL                JANUS ASPEN SERIES
                                              INCOME FUND                    RETURN FUND                    BALANCED PORTFOLIO
                                         ----------------------------   -----------------------------   --------------------------

Expenses as a % of net assets                0.00           0.40            0.00             0.40            0.00          0.40
              2001
---------------------------------
---------------------------------
 Ending Unit Value                           $ 9.55         $ 10.22         $ 9.64           $ 9.68          $ 9.32       $ 10.81
 Number of Units Outstanding                      -          78,355              -                -               -        48,231
 Net Assets (000's)                             $ -           $ 801            $ -              $ -             $ -         $ 521
 Total Return                                (8.96%)         (9.32%)        (1.43%)          (1.93%)         (4.61%)       (5.01%)

              2000
---------------------------------
---------------------------------
 Ending Unit Value                          $ 10.49         $ 11.27         $ 9.78           $ 9.87          $ 9.77       $ 11.38
 Number of Units Outstanding                      -               -              -               63               -        13,507
 Net Assets (000's)                             $ -             $ -            $ -              $ 1             $ -         $ 154
 Total Return                                 4.90%           4.45%         (2.20%)          (2.57%)         (2.30%)       (2.65%)

              1999
---------------------------------
---------------------------------
 Ending Unit Value                          $ 10.00         $ 10.79        $ 10.00          $ 10.13         $ 10.00       $ 11.69
 Number of Units Outstanding                      -               -              -                -               -             -
 Net Assets (000's)                             $ -             $ -            $ -              $ -             $ -           $ -
 Total Return                                 0.00%           7.90%          0.00%            1.30%           0.00%        16.90%

                                                                                                                       (continued)

                                       JANUS ASPEN SERIES HIGH        JANUS ASPEN SERIES WORLDWIDE         MAXIM ARIEL MIDCAP
                                           YIELD PORTFOLIO                 GROWTH PORTFOLIO                 VALUE PORTFOLIO
                                    ------------------------------   --------------------------------   ---------------------------

Expenses as a % of net assets           0.00           0.40               0.00             0.40             0.00            0.40
              2001
---------------------------------
---------------------------------
 Ending Unit Value                     $ 10.10         $ 10.39            $ 6.54           $ 9.23          $ 14.03         $ 14.41
 Number of Units Outstanding                 -               -                 -           49,278                -             534
 Net Assets (000's)                        $ -             $ -               $ -            $ 455              $ -             $ 8
 Total Return                           (0.39%)         (0.67%)          (22.42%)         (22.76%)          18.20%          17.73%

              2000
---------------------------------
---------------------------------
 Ending Unit Value                     $ 10.14         $ 10.46            $ 8.43          $ 11.95          $ 11.87         $ 12.24
 Number of Units Outstanding                 -               -                 -           29,617                -               -
 Net Assets (000's)                        $ -             $ -               $ -            $ 354              $ -             $ -
 Total Return                            1.40%           0.97%           (15.70%)         (15.96%)          18.70%          18.26%

              1999
---------------------------------
---------------------------------
 Ending Unit Value                     $ 10.00         $ 10.36           $ 10.00          $ 14.22          $ 10.00         $ 10.35
 Number of Units Outstanding                 -               -                 -                -                -               -
 Net Assets (000's)                        $ -             $ -               $ -              $ -              $ -             $ -
 Total Return                            0.00%           3.60%             0.00%           42.20%            0.00%           3.50%

                                                                                                                        (continued)

                                           MAXIM INVESCO ADR PORTFOLIO              MAXIM INVESCO SMALL-CAP GROWTH PORTFOLIO
                                  ---------------------------------------------    ------------------------------------------

Expenses as a % of net assets                  0.00                    0.40                     0.00                  0.40
              2001
----------------------------------
----------------------------------
 Ending Unit Value                             $ 7.50                   $ 9.08                 $ 6.76                $ 10.20
 Number of Units Outstanding                        -                      783                      -                 20,844
 Net Assets (000's)                               $ -                      $ 7                    $ -                  $ 213
 Total Return                                 (16.48%)                 (16.54%)               (22.83%)               (23.13%)

              2000
----------------------------------
----------------------------------
 Ending Unit Value                             $ 8.98                  $ 10.88                 $ 8.76                $ 13.27
 Number of Units Outstanding                        -                       55                      -                 24,049
 Net Assets (000's)                               $ -                      $ 1                    $ -                  $ 319
 Total Return                                 (10.20%)                 (10.53%)               (12.40%)               (12.75%)

              1999
----------------------------------
----------------------------------
 Ending Unit Value                            $ 10.00                  $ 12.16                $ 10.00                $ 15.21
 Number of Units Outstanding                        -                        -                      -                      -
 Net Assets (000's)                               $ -                      $ -                    $ -                    $ -
 Total Return                                   0.00%                   21.60%                  0.00%                 52.10%


                                                                                                                  (continued)

                                        MAXIM LOOMIS SAYLES            MAXIM MODERATELY AGGRESSIVE         MAXIM MONEY MARKET
                                     CORPORATE BOND PORTFOLIO             PROFILE PORTFOLIO                    PORTFOLIO
                                    ------------------------------   --------------------------------   --------------------------

Expenses as a % of net assets          0.00           0.40                0.00           0.40                0.00         0.40
              2001
---------------------------------
---------------------------------
 Ending Unit Value                     $ 10.73        $ 10.99              $ 9.12         $ 10.27            $ 11.01      $ 11.06
 Number of Units Outstanding                 -          2,774                   -             936                  -       97,725
 Net Assets (000's)                        $ -           $ 30                 $ -            $ 10                $ -      $ 1,081
 Total Return                            2.58%          2.14%              (4.70%)         (5.00%)             3.77%        3.46%

              2000
---------------------------------
---------------------------------
 Ending Unit Value                     $ 10.46        $ 10.76              $ 9.57         $ 10.81            $ 10.61      $ 10.69
 Number of Units Outstanding                 -              2                   -             168                  -            -
 Net Assets (000's)                        $ -            $ -                 $ -             $ 2                $ -          $ -
 Total Return                            4.60%          4.16%              (4.30%)         (4.67%)             6.10%        5.63%

              1999
---------------------------------
---------------------------------
 Ending Unit Value                     $ 10.00        $ 10.33             $ 10.00         $ 11.34            $ 10.00      $ 10.12
 Number of Units Outstanding                 -              -                   -               -                  -            -
 Net Assets (000's)                        $ -            $ -                 $ -             $ -                $ -          $ -
 Total Return                            0.00%          3.30%               0.00%          13.40%              0.00%        1.20%

                                                                                                                       (continued)


                                     NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO    NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO
                                  -------------------------------------------   ---------------------------------------------

Expenses as a % of net assets                  0.00                   0.40                   0.00                    0.40
              2001
----------------------------------
----------------------------------
 Ending Unit Value                             $ 9.97                $ 11.51                $ 6.97                   $ 10.27
 Number of Units Outstanding                        -                  2,611                     -                    15,568
 Net Assets (000's)                               $ -                   $ 30                   $ -                     $ 160
 Total Return                                  (1.38%)                (1.79%)              (24.65%)                  (25.09%)

              2000
----------------------------------
----------------------------------
 Ending Unit Value                            $ 10.11                $ 11.72                $ 9.25                   $ 13.71
 Number of Units Outstanding                        -                  1,883                     -                       119
 Net Assets (000's)                               $ -                   $ 22                   $ -                       $ 2
 Total Return                                   1.10%                  0.69%                (7.50%)                   (7.80%)

              1999
----------------------------------
----------------------------------
 Ending Unit Value                            $ 10.00                $ 11.64               $ 10.00                   $ 14.87
 Number of Units Outstanding                        -                      -                     -                         -
 Net Assets (000's)                               $ -                    $ -                   $ -                       $ -
 Total Return                                   0.00%                 16.40%                 0.00%                    48.70%

                                                                                                                  (Concluded)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
               (A wholly-owned subsidiary of GWL&A Financial Inc.)

              Consolidated Financial Statements for the Years Ended
                      December 31, 2001, 2000, and 1999 and
                          Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/DELOITTE & TOUCHE LLP
Denver, Colorado
January 28, 2002

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2001 AND 2000

====================================================================================================================================
(Dollars in Thousands)
                                                                             2001                      2000
                                                                    -----------------------    ----------------------
ASSETS

INVESTMENTS:
  Fixed maturities, available-for-sale, at fair value
    (amortized cost $9,904,453 and $9,372,009)                      $        10,116,175        $         9,419,865
  Common stock, at fair value (cost $74,107 and
    $68,472)                                                                     73,344                     95,036
  Mortgage loans on real estate (net of allowances
    of $57,654 and $61,242)                                                     613,453                    843,371
  Real estate                                                                   112,681                    106,690
  Policy loans                                                                3,000,441                  2,809,973
  Short-term investments, available-for-sale (cost
    $427,398 and $414,382)                                                      424,730                    414,382
                                                                    -----------------------    ----------------------

         Total Investments                                                   14,340,824                 13,689,317

OTHER ASSETS:
  Cash                                                                          213,731                    153,977
  Reinsurance receivable
    Related party                                                                 3,678                      4,297
    Other                                                                       278,674                    229,671
  Deferred policy acquisition costs                                             275,570                    279,688
  Investment income due and accrued                                             130,775                    139,152
  Amounts receivable related to uninsured accident
    and health plan claims (net of allowances of
    $53,431 and $34,700)                                                         89,533                    227,803
  Premiums in course of collection (net of
     allowances of $22,217 and $18,700)                                          99,811                    190,987
  Deferred income taxes                                                         149,140                    138,842
  Other assets                                                                  644,774                    462,515
SEPARATE ACCOUNT ASSETS                                                      12,584,661                 12,381,137
                                                                    -----------------------    ----------------------





TOTAL ASSETS                                                        $        28,811,171        $        27,897,386
                                                                    =======================    ======================

                                                                                                    (Continued)


====================================================================================================================================
                                                                                      2001                2000
                                                                                -----------------   -----------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
    Policy reserves
      Related party                                                             $      532,374      $      547,558
      Other                                                                         11,679,122          11,497,442
    Policy and contract claims                                                         401,389             441,326
    Policyholders' funds                                                               242,916             266,235
    Provision for policyholders' dividends                                              74,740              72,716
    Undistributed earnings on participating business                                   163,086             165,754
GENERAL LIABILITIES:
    Due to GWL                                                                          41,874              43,081
    Due to GWL&A Financial                                                             251,059             171,347
    Repurchase agreements                                                              250,889
    Commercial paper                                                                    97,046              97,631
    Other liabilities                                                                1,021,541             785,730
SEPARATE ACCOUNT LIABILITIES                                                        12,584,661          12,381,137
                                                                                -----------------   -----------------
         Total Liabilities                                                          27,340,697          26,469,957
                                                                                -----------------   -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
    Preferred stock, $1 par value, 50,000,000 shares authorized, 0 shares issued and outstanding Common stock, $1 par value; 50,000,000 shares
      authorized; 7,032,000 shares issued and outstanding                                7,032               7,032
    Additional paid-in capital                                                         712,801             717,704
    Accumulated other comprehensive income                                              76,507              33,672
    Retained earnings                                                                  674,134             669,021
                                                                                -----------------   -----------------
         Total Stockholder's Equity                                                  1,470,474           1,427,429
                                                                                -----------------   -----------------




TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                      $   28,811,171      $   27,897,386
                                                                                =================   =================

See notes to consolidated financial statements.                                                       (Concluded)



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

====================================================================================================================================
(Dollars in Thousands)
                                                                   2001                2000               1999
                                                              ----------------   -----------------  -----------------
REVENUES:
  Premiums
    Related party                                             $      18,144      $      20,853      $      23,233
    Other (net of premiums ceded totaling
      $82,028, $115,404, and $85,803)                             1,185,495          1,311,713          1,139,950
  Fee income                                                        947,255            871,627            635,147
  Net investment income (expense)
    Related party                                                   (14,546)           (14,517)           (10,923)
    Other                                                           955,880            945,958            886,869
  Net realized gains on investments                                  46,825             28,283              1,084
                                                              ----------------   -----------------  -----------------
                                                                  3,139,053          3,163,917          2,675,360

BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries totaling $40,144,
    $62,803, and $80,681)                                         1,029,495          1,122,560            970,250
  Increase in reserves                                               58,433             53,550             33,631
  Interest paid or credited to contractholders                      530,027            490,131            494,081
  Provision for policyholders' share of earnings
    on participating business                                         2,182              5,188             13,716
  Dividends to policyholders                                         76,460             74,443             70,161
                                                              ----------------   -----------------  -----------------
                                                                  1,696,597          1,745,872          1,581,839


  Commissions                                                       197,099            204,444            173,405
  Operating expenses (income):
    Related party                                                    (1,043)              (704)              (768)
    Other                                                           794,731            775,885            593,575
  Premium taxes                                                      36,911             45,286             38,329
  Special charges                                                   127,040
                                                              ----------------   -----------------  -----------------
                                                                  2,851,335          2,770,783          2,386,380


INCOME BEFORE INCOME TAXES                                          287,718            393,134            288,980
PROVISION FOR INCOME TAXES:
  Current                                                           136,965            108,509             72,039
  Deferred                                                          (41,993)            25,531             11,223
                                                              ----------------   -----------------  -----------------
                                                                     94,972            134,040             83,262

                                                              ----------------   -----------------  -----------------
NET INCOME                                                    $     192,746      $     259,094      $     205,718
                                                              ================   =================  =================



See notes to consolidated financial statements.

------------------------------------------------------------------------------------------------------------------------------------
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
====================================================================================================================================
(Dollars in Thousands)

                                                                                             Accumulated
                                      Preferred Stock           Common Stock      Additional     Other
                                  --------------------- ------------------------  Paid-in    Comprehensive   Retained
                                   Shares       Amount     Shares        Amount   Capital    Income (Loss)   Earnings      Total
                                  ---------   --------- -------------  ---------  ---------  -------------  ---------- -------------
BALANCES, JANUARY 1, 1999              0      $     0    7,032,000     $ 7,032    $699,556   $   61,560     $ 430,411  $  1,198,559
   Net income                                                                                                 205,718       205,718
   Other comprehensive loss                                                                    (146,421)                   (146,421)
                                                                                                                       -------------
Total comprehensive income                                                                                                   59,297
                                                                                                                       -------------
Dividends                                                                                                     (92,053)      (92,053)
Income tax benefit on stock
  compensation                                                                         760                                      760
                                  ---------   --------- -------------  ---------  ---------  ------------   ---------- -------------
BALANCES, DECEMBER 31, 1999            0            0    7,032,000       7,032     700,316      (84,861)      544,076     1,166,563
   Net income                                                                                                 259,094       259,094
   Other comprehensive income                                                                   118,533                     118,533
                                                                                                                       -------------
Total comprehensive income                                                                                                  377,627
                                                                                                                       -------------
Dividends                                                                                                    (134,149)     (134,149)
Capital contributions -
  Parent stock options                                                              15,052                                   15,052
Income tax benefit on stock
  compensation                                                                       2,336                                    2,336
                                  ---------   --------- -------------  ---------  ---------  ------------   ---------- -------------
BALANCES, DECEMBER 31, 2000            0      $     0    7,032,000     $ 7,032    $717,704   $   33,672     $ 669,021  $  1,427,429
   Net income                                                                                                 192,746       192,746
   Other comprehensive income                                                                    42,835                      42,835
                                                                                                                       -------------
Total comprehensive income                                                                                                  235,581
                                                                                                                       -------------
Dividends                                                                                                    (187,633)     (187,633)
Capital contributions adjustment -
  Parent stock options                                                             (12,098)                                 (12,098)
Income tax benefit on stock
   compensation                                                                      7,195                                    7,195
                                  ---------   --------- -------------  ---------  ---------  ------------   ---------- -------------
BALANCES, DECEMBER 31, 2001            0      $     0    7,032,000     $ 7,032    $712,801   $   76,507     $ 674,134  $  1,470,474
                                  =========   ========= =============  =========  =========  ============   ========== =============



See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
====================================================================================================================================
(Dollars in Thousands)

                                                                    2001               2000               1999
                                                              -----------------  -----------------  -----------------
OPERATING ACTIVITIES:
  Net income                                                  $     192,746      $     259,094      $     205,718
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Earnings allocated to participating
        policyholders                                                 2,182              5,188             13,716
      Amortization of investments                                   (82,955)           (62,428)           (22,514)
      Net realized gains on investments                             (46,825)           (28,283)            (1,084)
      Depreciation and amortization (including
        goodwill impairment)                                         62,101             41,693             47,339
      Deferred income taxes                                         (41,993)            25,531             11,223
      Stock compensation (adjustment)                               (12,098)            15,052
  Changes in assets and liabilities, net of
    effects from acquisitions:
      Policy benefit liabilities                                    334,025            310,511            650,959
      Reinsurance receivable                                        (48,384)           (35,368)            19,636
      Receivables                                                   196,805           (128,382)           (37,482)
      Other, net                                                     44,232           (118,221)          (136,476)
                                                              -----------------  -----------------  -----------------
        Net cash provided by operating activities                   599,836            284,387            751,035
                                                              -----------------  -----------------  -----------------
INVESTING ACTIVITIES:
  Proceeds from sales, maturities, and
    redemptions of investments:
    Fixed maturities
         Held-to-maturity
           Sales                                                                         8,571
           Maturities and redemptions                                                  323,728            520,511
         Available-for-sale
           Sales                                                  5,201,692          1,460,672          3,176,802
           Maturities and redemptions                             1,244,547            887,420            822,606
    Mortgage loans                                                  224,810            139,671            165,104
    Real estate                                                                          8,910              5,098
    Common stock                                                     38,331             61,889             18,116
  Purchases of investments:
    Fixed maturities
         Held-to-maturity                                                             (100,524)          (563,285)
         Available-for-sale                                      (6,878,213)        (2,866,228)        (4,019,465)
    Mortgage loans                                                                      (4,208)            (2,720)
    Real estate                                                      (3,124)           (20,570)           (41,482)
    Common stock                                                    (27,777)           (52,972)           (19,698)
    Acquisitions, net of cash acquired                                                  82,214
                                                              -----------------  -----------------  -----------------
        Net cash provided by (used in)
           investing activities                               $    (199,734)     $     (71,427)     $      61,587
                                                              =================  =================  =================
                                                                                                      (Continued)


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
====================================================================================================================================
(Dollars in Thousands)

                                                                    2001               2000               1999
                                                             -----------------   -----------------  -----------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits                      $     (483,285)     $    (220,167)     $    (583,900)
  Due to GWL                                                         (1,207)             7,102            (16,898)
  Due to GWL&A Financial                                             81,473              3,665            175,035
  Dividends paid                                                   (187,633)          (134,149)           (92,053)
  Net commercial paper borrowings
     (repayments)                                                      (585)            97,631            (39,731)
  Net repurchase agreements borrowings
     (repayments)                                                   250,889            (80,579)          (163,680)
                                                              -----------------  -----------------  -----------------
         Net cash used in financing activities                     (340,348)          (326,497)          (721,227)
                                                              -----------------  -----------------  -----------------

NET INCREASE (DECREASE) IN CASH                                      59,754           (113,537)            91,395

CASH, BEGINNING OF YEAR                                             153,977            267,514            176,119
                                                              -----------------  -----------------  -----------------

CASH, END OF YEAR                                             $     213,731      $     153,977      $     267,514
                                                              =================  =================  =================

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:
    Income taxes                                              $      59,895      $      78,510      $      76,150
    Interest                                                         17,529             21,060             14,125

Non-cash financing activity:
  Effect of capital - Parent stock options                          (12,098)            15,052


See notes to consolidated financial statements.                                                       (Concluded)


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
(Amounts in Thousands, except Share Amounts)
================================================================================

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       Organization - Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of GWL&A Financial Inc., a holding company formed in 1998 (GWL&A Financial). The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States.

       On December 31, 2000, the Company and certain affiliated companies completed a corporate reorganization. Prior to December 31, 2000, GWL&A Financial was an indirect wholly-owned subsidiary of The Great-West Life Assurance Company (GWL). Under the new structure, GWL&A Financial and GWL each continue to be indirectly and directly, respectively, owned by Great-West Lifeco Inc., a Canadian holding company (the Parent or LifeCo), but GWL no longer holds an equity interest in the Company or GWL&A Financial.

       Basis of Presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, deferred policy acquisition costs, and valuation of privately placed fixed maturities. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material inter-company transactions and balances have been eliminated in consolidation.

       Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

       Investments - Investments are reported as follows:

       1. Management has classified its fixed maturities as available for sale and carries them at fair value with the net unrealized gains and losses reported as accumulated other comprehensive income
              (loss) in stockholder's equity.

              Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains/(losses) on investments.

       2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any allowances for uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

              The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgement is based on past loss experience, current and projected economic conditions, and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

       3. Real estate is carried at cost. The carrying value of real estate is subject to periodic evaluation of recoverability.

       4.     Investments in common stock are carried at fair value.

       5.     Policy loans are carried at their unpaid balances.

       6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

       7. Gains and losses realized on disposal of investments are determined on a specific identification basis.

       Cash - Cash includes only amounts in demand deposit accounts.

       Internal Use Software - Capitalized internal use software development costs of $44,914 and $35,409 are included in other assets at December 31, 2001, and 2000, respectively. The Company capitalized, net of depreciation, $6,896, $17,309 and $18,099 of internal use software development costs for the years ended December 31, 2001, 2000 and 1999, respectively.

       Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's group sales representatives related to the production of new business, have been deferred to the extent recoverable. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $44,096, $36,834, and $43,512 in 2001, 2000, and 1999, respectively.

       Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, open-end management investment companies which are affiliates of the Company, shares of other non-affiliated mutual funds, and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees, and mortality and expense risk charges.

       Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $7,941,905 and $7,762,065 at December 31, 2001 and 2000, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $4,188,553 and $4,189,716 at December 31, 2001 and 2000, respectively, are established at the contractholder's account value.

       Reinsurance - Policy reserves ceded to other insurance companies are carried as a reinsurance receivable on the balance sheet. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (see Note 5).

       Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

       Participating Fund Account - Participating life and annuity policy reserves are $4,837,611 and $4,557,599 at December 31, 2001 and 2000,
       respectively. Participating business approximates 25.8%, 28.6%, and 31.0% of the Company's ordinary life insurance in force and 85.4%, 85.2%, and 94.0% of ordinary life insurance premium income for the years ended December 31, 2001, 2000, and 1999, respectively.

       The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Earnings allocable to participating policyholders are consistent with established Company practice.

       The Company has established a Participating Policyholder Experience Account (PPEA) for the benefit of all participating policyholders which is included in the accompanying consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

       The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from GWL under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

       Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker/dealers in which the Company sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee is amortized over the term of the related agreement and recognized as an adjustment to net investment income.

       The Company receives collateral for lending securities that are held as part of its investment portfolio. The company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company's securitized lending transactions are accounted for as collateralized borrowings.

       Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk associated with invested assets. Derivatives are not used for speculative purposes. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur. Derivative instruments typically used consist of interest rate swap agreements, interest rate floors and caps, foreign currency exchange contracts, options, and interest rate futures.

       Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa, to convert from a fixed rate to a floating rate. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter-party to the Company of an interest rate differential only if interest rates fall or rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Written call options are used in conjunction with interest rate swap agreements to effectively convert convertible, fixed rate bonds to non-convertible variable rate bonds as part of the Company's overall asset/liability matching program. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate fixed maturity investments.

       Effective January 1, 2001, the Company adopted Financial Account Standards Board (FASB) Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended by FASB Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." SFAS 138 requires all derivatives, whether designated in hedging relationships or not, to be recorded on the balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statement when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges are recognized in earnings. The adoption of SFAS No. 133 resulted in an approximate $1,000 after-tax increase to accumulated other comprehensive income, which has been included in the current year change in other comprehensive income in the Statement of Stockholder's Equity.

       Hedge ineffectiveness of $907, determined in accordance with SFAS No. 133, was recorded as a decrease to net investment income for the year ended December 31, 2001.

       Derivative gains and losses included in accumulated other comprehensive income (OCI) are reclassified into earnings at the time interest income is recognized or interest receipts are received on bonds. Derivative gains of $469 were reclassified to net investment income in 2001. The Company estimates that $563 of net derivative gains included in OCI will be reclassified into net investment income within the next twelve months.

       Revenue Recognition - In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements (SAB No. 101)," which provides guidance with respect to revenue recognition issues and disclosures. As amended by SAB No. 101B, "Second Amendment: Revenue Recognition in Financial Statements," the Company implemented the provisions of SAB No. 101 during the fourth quarter of 2000. The adoption of SAB No. 101 did not affect the Company's revenue recognition practices.

       Recognition of Premium and Fee Income and Benefits and Expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average crediting rate on annuity products was approximately 6.1%, 6.2%, and 6.2% in 2001, 2000, and 1999.

       Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) is considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

       Stock Options - The Company applies the intrinsic value measurement approach under APB Opinion No. 25, "Accounting for Stock Issued to Employees", to stock-based compensation awards to employees, as interpreted by AIN-APB 25 as it relates to accounting for stock options granted by the Parent to Company employees (see Note 14).

       Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - FASB has issued Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A replacement of FASB Statement No. 125" (SFAS No. 140), which revises the standards for accounting for securitizations and other transfers of financial assets and collateral, and requires certain disclosures. SFAS 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. Certain disclosure requirements under SFAS No. 140 were effective December 15, 2000, and these requirements have been incorporated in the Company's financial statements. The adoption of SFAS No. 140 did not have a significant effect on the financial position or results of operations of the Company.

       Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets - Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets" (EITF 99-20). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial position or results of operations.

       Business Combinations - On June 29, 2001 Statement of Financial Accounting Standards (SFAS) FAS No.141, "Business Combinations" (SFAS No.
       141) was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The Company implemented SFAS No. 141 on July 1, 2001. Adoption of the Statement did not have a material impact on the Company's financial position or results of operations.

       Goodwill and Other Intangible Assets - On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142) was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002 and, although it is still reviewing the provisions of this Statement, management's preliminary assessment is that the Statement will not have a material impact on the Company's financial position or results of operations.

       Long Lived Assets - In August 2001, the FASB issued SFAS No.144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.144). SFAS No.144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No.144 was adopted January 1, 2002 without a material impact on the Company's financial position or results of operations.

       Selected Loan Loss Allowance Methodology - In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance Methodology and Documentation Issues (SAB 102). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. Adoption of SAB 102 by the Company is not expected to have a material impact on the Company's financial position or results of operations.

2.     ACQUISITIONS AND SPECIAL CHARGES

       Effective January 1, 2000, the Company co-insured the majority of General American Life Insurance Company's (General American) group life and health insurance business which primarily consists of administrative services only and stop loss policies. The agreement converted to an assumption reinsurance agreement January 1, 2001. The Company assumed approximately $150,000 of policy reserves and miscellaneous liabilities in exchange for $150,000 of cash and miscellaneous assets from General American.

       Assuming the reinsurance agreement had been effective on January 1, 1999, pro forma 1999 revenues would have been $2,973,247 and pro forma 1999 net income would have been $199,782. The pro forma financial information is not necessarily indicative of either the results of operations that would have occurred had this agreement been effective on January 1, 1999, or of future operations.

       On October 6, 1999, the Company entered into a purchase and sale agreement with Allmerica Financial Corporation (Allmerica) to acquire via assumption reinsurance Allmerica's group life and health insurance business on March 1, 2000. This business primarily consists of administrative services only, and stop loss policies. The in-force business was immediately co-insured back to Allmerica and then underwritten and retained by the Company upon each policy renewal date. The effect of this transaction was not material to the Company's results of operations or financial position.

       Alta Health & Life Insurance Company (Alta) was acquired by the Company on July 8, 1998. During 1999 and 2000 the Alta business continued to be run as a free-standing unit but was converted to the Company's system and accounting processes. This conversion program resulted in significant issues related to pricing, underwriting, and administration of the business. The Company has decided to discontinue writing new Alta business and all Alta customers will be moved to the Company's contracts over time. All Alta sales and administration staff have become employees of the Company and the underwriting functions are being conducted by the underwriting staff of the Company. In the second quarter of 2001, the Company recorded a $127 million special charge ($80.9 million, net of tax), related to its decision to cease marketing the Alta products. The principal components of the charge include $46 million from premium deficiency reserves, $29 million from premium receivables, $28 million from uninsured accident and health plan claim receivables and $24 million from goodwill and other.

3.     RELATED-PARTY TRANSACTIONS

       The Company performs administrative services for the U.S. operations of GWL. The following represents revenue from GWL for services provided pursuant to these service agreements. The amounts recorded are based upon management's best estimate of actual costs incurred and resources expended based upon number of policies and/or certificates in force.


                                                                             Years Ended December 31,
                                                                ----------------------------------------------------
                                                                     2001              2000               1999
                                                                ---------------   ---------------    ---------------

       Investment management revenue                            $       186       $       120        $       130
       Administrative and underwriting revenue                        1,043               704                768


       At December 31, 2001 and 2000, due to GWL includes $16,536 and $17,743 due on demand and $25,338 and $25,338 of notes payable which bear interest and mature on October 1, 2006. These notes may be prepaid in whole or in part at any time without penalty; the issuer may not demand payment before the maturity date. The amounts due on demand to GWL bear interest at the public bond rate (6.0% and 7.0% at December 31, 2001 and 2000, respectively) while the note payable bears interest at 5.4%.

       At December 31, 2001 and 2000, due to GWL&A Financial includes $76,024 and $(3,688) due on demand and $175,035 and $175,035 of subordinated notes payable. The notes, which were issued in 1999 and used for general corporate purposes, bear interest and mature on June 30, 2048. Payments of principal and interest under this subordinated note shall be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Payments of principal and interest on this subordinated note are payable only out of surplus funds of the Company and only at such time as the financial condition of the Company is such that at the time of payment of principal or interest, its statutory surplus after the making of any such payment would exceed the greater of $1,500 or 1.25 times the company action level amount as required by the most recent risk based capital calculations. The amounts due on demand to GWL&A Financial bear interest at the public bond rate (6.0% and 7.0% at December 31, 2001 and 2000, respectively) while the note payable bears interest at 7.25%.

       Interest expense attributable to these related party obligations was $14,732, $14,637, and $11,053 for the years ended December 31, 2001,
       2000, and 1999, respectively.

4.     ALLOWANCES ON POLICYHOLDER RECEIVABLES

       The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgement is based on past loss experience and current and projected economic conditions.

       Allowances for amounts receivable related to uninsured accident and health plan claims:


                                                                       2001               2000               1999
                                                                  --------------    ---------------    ---------------

       Balance, beginning of year                                 $     34,700      $     31,200       $     31,200
       Provisions charged to operations                                 50,500             7,700              4,500
       Amounts written off - net                                       (31,769)           (4,200)            (4,500)
                                                                  --------------    ---------------    ---------------
       Balance, end of year                                       $     53,431      $     34,700       $     31,200
                                                                  ==============    ===============    ===============

       Allowances for premiums in course of collection:

                                                                      2001               2000               1999
                                                                  --------------    ---------------    ---------------

       Balance, beginning of year                                 $     18,700      $     13,900       $     13,900
       Provisions charged to operations                                 29,642            14,500              2,500
       Amounts written off - net                                       (26,125)           (9,700)            (2,500)
                                                                  --------------    ---------------    ---------------
       Balance, end of year                                       $     22,217      $     18,700       $     13,900
                                                                  ==============    ===============    ===============

5.     REINSURANCE

       In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum of $1.5 million of coverage per individual life.

       Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2001 and 2000, the reinsurance receivable had a carrying value of $282,352 and $233,968, respectively.

       The following schedule details life insurance in force and life and accident/health premiums:

                                                                        Assumed                          Percentage
                                                       Ceded           Primarily                         of Amount
                                    Gross          Primarily to       From Other           Net            Assumed
                                    Amount              GWL            Companies          Amount           to Net
                                ---------------   ----------------  ----------------  ---------------   -------------
       December 31, 2001:
        Life insurance in force:
          Individual            $  43,370,006     $   8,330,282     $   7,399,250        42,438,974        17.4%
          Group                    56,650,090                           9,888,796        66,538,886        14.9%
                                ---------------   ----------------  ----------------  ----------------
               Total            $ 100,020,096     $   8,330,282     $  17,288,046     $ 108,977,860
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance        $     384,688     $      32,820     $      37,442     $     389,310         9.6%
          Accident/health             830,970            49,001            42,750           824,719         5.2%
                                ---------------   ----------------  ----------------  ----------------
               Total            $   1,215,658     $      81,821     $      80,192     $   1,214,029
                                ===============   ================  ================  ================



                                                                        Assumed                          Percentage
                                                       Ceded           Primarily                         of Amount
                                    Gross          Primarily to       From Other           Net            Assumed
                                    Amount              GWL            Companies          Amount           to Net
                                ---------------   ----------------  ----------------  ---------------   -------------
       December 31, 2000:
        Life insurance in force:
          Individual            $  39,067,268     $   5,727,745     $   7,563,302     $  40,902,825        18.5%
          Group                    75,700,120                          20,610,896        96,311,016        21.4%
                                ---------------   ----------------  ----------------  ----------------
               Total            $ 114,767,388     $   5,727,745     $  28,174,198     $ 137,213,841
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance        $     349,097     $      35,448     $      88,994     $     402,643        22.1%
          Accident/health             827,044            79,705           175,294           922,633        19.0%
                                ---------------   ----------------  ----------------  ----------------
               Total            $   1,176,141     $     115,153     $     264,288     $   1,325,276
                                ===============   ================  ================  ================

       December 31, 1999:
        Life insurance in force:
          Individual            $  35,362,934     $   5,195,961     $   8,467,877     $  38,634,850        21.9%
          Group                    80,717,198                           2,212,741        82,929,939         2.7%
                                ---------------   ----------------  ----------------  ----------------
               Total            $ 116,080,132     $   5,195,961     $  10,680,618     $ 121,564,789
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance        $     306,101     $      27,399     $      46,715     $     325,417        14.4%
          Accident/health             801,755            58,247            79,753           823,261         9.7%
                                ---------------   ----------------  ----------------  ----------------
               Total            $   1,107,856     $      85,646     $     126,468     $   1,148,678
                                ===============   ================  ================  ================

6.     NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

       Net investment income is summarized as follows:

                                                                             Years Ended December 31,
                                                                ----------------------------------------------------
                                                                     2001              2000               1999
                                                                ---------------   ---------------    ---------------
       Investment income:
        Fixed maturities and short-term
          Investments                                           $    693,573      $    675,200       $    635,601
        Common stock                                                   4,882             1,584              1,345
        Mortgage loans on real estate                                 69,237            80,775             88,033
        Real estate                                                   22,335            22,068             19,618
        Policy loans                                                 204,198           191,320            167,109
        Other                                                            101               120                138
                                                                ---------------   ---------------    ---------------
                                                                     994,326           971,067            911,844
       Investment expenses, including interest on
        amounts charged by the related parties
        of $14,732, $14,637, and $11,053                              52,992            39,626             35,898
                                                                ---------------   ---------------    ---------------
       Net investment income                                    $    941,334      $    931,441       $    875,946
                                                                ===============   ===============    ===============


       Net realized gains (losses) on investments are as follows:

                                                                             Years Ended December 31,
                                                                ----------------------------------------------------
                                                                     2001              2000               1999
                                                                ---------------   ---------------    ---------------
       Realized gains (losses):
        Fixed maturities                                        $     32,116      $    (16,752)      $     (8,321)
        Common stock                                                  13,052            33,411                463
        Mortgage loans on real estate                                  1,657             2,207              1,429
        Real estate                                                                        490                513
        Provisions                                                                       8,927              7,000
                                                                ---------------   ---------------    ---------------
       Net realized gains on investments                        $     46,825      $     28,283       $      1,084
                                                                ===============   ===============    ===============

7.     SUMMARY OF INVESTMENTS

       Fixed maturities owned at December 31, 2001 are summarized as follows:

                                                          Gross           Gross         Estimated
                                        Amortized      Unrealized      Unrealized         Fair          Carrying
                                          Cost            Gains          Losses           Value           Value
                                       ------------    ------------    ------------    ------------    ------------
      Available-for-Sale:
        U.S. Government
          Agencies                     $  1,744,590    $   45,585      $    7,577      $ 1,782,598     $ 1,782,598
        Collateralized mortgage
          obligations                       435,074         9,900             125          444,849         444,849
        Public utilities                    647,754        22,823           5,997          664,580         664,580
        Corporate bonds                   2,943,635       114,871          71,504        2,987,002       2,987,002
        Foreign governments                  26,466         1,824                           28,290          28,290
        State and municipalities            935,758        35,462           3,955          967,265         967,265
        Direct mortgage pass-
          through certificates              345,979         2,537           2,840          345,676         345,676
        Mortgage-backed
          Securities - other                 97,136         7,020                          104,156         104,156
        Asset backed securities           2,728,061        76,187          12,489        2,791,759       2,791,759
                                       ------------    ------------    ------------    ------------    ------------
                                       $  9,904,453    $  316,209      $  104,487      $10,116,175     $10,116,175
                                       ============    ============    ============    ============    ============

       Fixed maturities owned at December 31, 2000 are summarized as follows:

                                                          Gross           Gross         Estimated
                                        Amortized      Unrealized      Unrealized         Fair          Carrying
                                          Cost            Gains          Losses           Value           Value
                                       ------------    ------------    ------------    ------------    ------------
      Available-for-Sale:
        U.S.Government
          Agencies                     $  1,115,926    $   14,528      $    3,483      $ 1,126,971     $ 1,126,971
        Collateralized mortgage
          obligations                       708,707         8,592           7,201          710,098         710,098
        Public utilities                    654,729        13,251           7,063          660,917         660,917
        Corporate bonds                   3,036,921        66,903          85,559        3,018,265       3,018,265
        Foreign governments                  49,505         1,019             376           50,148          50,148
        State and municipalities            815,246        20,424           6,502          829,168         829,168
        Direct mortgage pass-
          through certificates              356,975         2,719           1,091          358,603         358,603
        Mortgage-backed
          Securities - other                100,786         5,401             363          105,824         105,824
        Asset backed securities           2,533,214        46,602          19,945        2,559,871       2,559,871
                                       ------------    ------------    ------------    ------------    ------------
                                       $  9,372,009    $  179,439      $  131,583      $ 9,419,865     $ 9,419,865
                                       ============    ============    ============    ============    ============

       The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

       See Note 9 for additional information on policies regarding estimated fair value of fixed maturities.

       The amortized cost and estimated fair value of fixed maturity investments at December 31, 2001, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized           Estimated
                                                 Cost             Fair Value
                                            ----------------    ----------------
       Due in one year or less              $       614,336     $       627,259
       Due after one year
         through five years                       2,481,589           2,579,308
       Due after five years
         through ten years                        1,171,127           1,189,693
       Due after ten years                          848,427             838,494
       Mortgage-backed
         Securities                               2,060,913           2,089,662
       Asset-backed securities                    2,728,061           2,791,759
                                            ----------------    ----------------
                                            $     9,904,453     $    10,116,175
                                            ================    ================

       Proceeds from sales of securities available-for-sale were $5,201,737, $1,460,672, and $3,176,802 during 2001, 2000, and 1999, respectively. The realized gains on such sales totaled $42,343, $8,015, and $10,080 for 2001, 2000, and 1999, respectively. The realized losses totaled $10,186, $24,053, and $19,720 for 2001, 2000, and 1999, respectively. During the years 2001, 2000, and 1999, held-to-maturity securities with amortized cost of $0, $8,571, and $0 were sold due to credit deterioration with insignificant gains and losses.

       During the fourth quarter of 2000, the Company transferred all securities classified as held-to-maturity into the available-for-sale category. The Company recorded a $19,908 unrealized gain associated with this transfer in other comprehensive income, net of tax.

       At December 31, 2001 and 2000, pursuant to fully collateralized securities lending arrangements, the Company had loaned $278,471 and $208,702 of fixed maturities, respectively.

       The Company engages in hedging activities to manage interest rate, market and foreign exchange risk.

       The following table summarizes the 2001 financial hedge instruments:

                                             Notional                 Strike/Swap
       December 31, 2001                      Amount                     Rate                       Maturity
       -------------------------------    ---------------    ------------------------------    --------------------
       Interest Rate Caps                 $   1,402,000          6.75% - 11.65% (CMT)             01/02 - 01/05
       Interest Rate Swaps                      365,018              3.13% - 7.32%                01/02- 12/06
       Foreign Currency
         Exchange Contracts                      13,585                   N/A                     06/05 - 07/06
       Options     Calls                        191,300                 Various                   01/02 - 01/06
                   Puts                         131,000                 Various                   12/01 - 12/02

       The following table summarizes the 2000 financial hedge instruments:

                                             Notional                  Strike/Swap
       December 31, 2000                      Amount                      Rate                        Maturity
       -------------------------------    ---------------    --------------------------------    --------------------
       Interest Rate Futures              $     171,800               5.17% - 5.68%                     3/01
       Interest Rate Caps                     1,562,000           7.64% - 11.82% (CMT)              6/00 - 12/06
       Interest Rate Swaps                      300,041               5.00% - 8.62%                 1/01 - 12/06
       Foreign Currency
         Exchange Contracts                      18,371                    N/A                       6/05 - 7/06
       Options     Calls                        111,400                  Various                    5/01 - 11/05

       CMT - Constant Maturity Treasury Rate


       The Company has established specific investment guidelines designed to emphasize a diversified and geographically dispersed portfolio of mortgages collateralized by commercial and industrial properties located in the United States. The Company's policy is to obtain collateral sufficient to provide loan-to-value ratios of not greater than 75% at the inception of the mortgages. At December 31, 2001, approximately 29% of the Company's mortgage loans were collateralized by real estate located in California.

       The following is information with respect to impaired mortgage loans:

                                                                                    2001                2000
                                                                               ----------------    ----------------

       Loans, net of related allowance for credit losses of
         $13,018 and $12,777                                                   $         6,300     $         9,116
       Loans with no related allowance for credit losses                                 5,180              12,954
       Average balance of impaired loans during the year                                31,554              39,321
       Interest income recognized (while impaired)                                       1,617               1,648
       Interest income received and recorded (while impaired)
         Using the cash basis method of recognition                                      1,744               1,632


       As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $56,258 and $73,518 at December 31, 2001 and 2000, respectively.

       The following table presents changes in the allowance for credit losses:

                                                                     2001              2000               1999
                                                                ---------------   ---------------    ---------------

       Balance, beginning of year                               $      61,242     $      77,416      $      83,416
       Provision for loan losses                                                         (8,927)            (7,000)
       Charge-offs                                                     (3,588)           (7,247)
       Recoveries                                                                                            1,000
                                                                ---------------   ---------------    ---------------
       Balance, end of year                                     $      57,654     $      61,242      $      77,416
                                                                ===============   ===============    ===============

8.     COMMERCIAL PAPER

       The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit. At December 31, 2001, commercial paper outstanding of $97,046 had a maturity of 4 days and an interest rate of 2.55%. At December 31, 2000, commercial paper outstanding of $97,631 had maturities ranging from 11 to 46 days and interest rates ranging from 6.59% to 6.62%.

9.     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                                          December 31,
                                             -----------------------------------------------------------------------
                                                           2001                                  2000
                                             ----------------------------------    ---------------------------------
                                                Carrying          Estimated          Carrying          Estimated
                                                 Amount           Fair Value          Amount           Fair Value
                                             ---------------    ---------------    --------------    ---------------
       ASSETS:
         Fixed maturities and
           short-term investments            $  10,540,905      $  10,540,905      $   9,834,247     $   9,834,247
         Mortgage loans on real
           estate                                  613,453            624,102            843,371           856,848
         Policy loans                            3,000,441          3,000,441          2,809,973         2,809,973
         Common stock                               73,344             73,344             95,036            95,036

       LIABILITIES:
         Annuity contract reserves
           without life contingencies            4,188,553          4,210,759          4,189,716         4,204,907
         Policyholders' funds                      242,916            242,916            266,235           266,235
         Due to GWL                                 41,874             41,441             43,081            41,332
         Due to GWL&A Financial                    251,059            251,059            171,347           158,222
         Commercial paper                           97,046             97,046             97,631            97,631
         Repurchase agreements                     250,889            250,889


       The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       The estimated fair-value of fixed maturities and common stocks that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair values of derivatives of $20,617 and $7,188 at December 31, 2001 and 2000, respectively, consisting principally of interest rate swaps are included in fixed maturities.

       Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

       Policy loans accrue interest generally at variable rates with no fixed maturity dates and, therefore, estimated fair value approximates carrying value.

       The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts, utilizing current crediting rates for similar products.

       The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

       The estimated fair value of due to GWL is based on discounted cash flows at current market rates on high quality investments.

       The fair value of due to GWL&A Financial reflects the last trading price of the subordinated notes in the public market at December 31, 2001.

       The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

       The estimated fair value of derivatives, primarily consisting of interest rate swaps which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in the net asset position for interest rates swaps are $33 and $1,858 of liabilities in 2001 and 2000, respectively. Included in the net asset position for foreign currency exchange contracts are $127 and $0 of liabilities in 2001 and 2000, respectively.

10.    EMPLOYEE BENEFIT PLANS

       The following table summarizes changes for the years ended December 31, 2001, 2000, and 1999 in the benefit obligations and in plan assets for the Company's defined benefit pension plan and post-retirement medical plan. There is no additional minimum pension liability required to be recognized.

                                                                                          Post-Retirement
                                                    Pension Benefits                        Medical Plan
                                            ----------------------------------    ---------------------------------
                                              2001         2000        1999         2001        2000        1999
                                            ---------    ---------   ---------    ---------   ---------    --------
      Change in benefit obligation
      Benefit obligation at beginning     $ 140,563   $  126,130   $ 131,305   $  33,018    $ 29,228    $  19,944
      of year
      Service cost                            8,093        7,062       7,853       3,331       2,305        2,186
      Interest cost                           9,718        9,475       8,359       3,303       2,167        1,652
      Acquisition of new employees                                     4,155       7,823
      Actuarial (gain) loss                  (2,640)       2,510     (22,363)     11,401                    3,616
      Prior service for former Alta
        employees                                                                                           2,471
      Benefits paid                          (5,213)      (4,614)     (3,179)     (1,015)       (682)        (641)
                                            ---------    ---------   ---------    ---------   ---------    --------
      Benefit obligation at end of year   $ 150,521   $  140,563   $ 126,130   $  57,861    $ 33,018    $  29,228
                                            ---------    ---------   ---------    ---------   ---------    --------

      Change in plan assets
      Fair value of plan assets at
        beginning of year                 $ 193,511   $  192,093   $ 183,136   $            $           $
      Actual return on plan assets             (637)       6,032      12,055
      Addition of former Alta employees
        and other adjustments                                             81
      Benefits paid                          (5,213)      (4,614)     (3,179)
                                            ---------    ---------   ---------    ---------   ---------    --------
      Fair value of plan assets at end      187,661      193,511     192,093
      of year
                                            ---------    ---------   ---------    ---------   ---------    --------

      Funded (unfunded) status               37,140       52,948      65,963      (57,861)    (33,018)     (29,228)
      Unrecognized net actuarial (gain)      (1,499)     (15,239)    (30,161)     14,659       3,430        3,464
      loss
      Unrecognized prior service cost         2,533        3,073       3,614       9,326       2,148        2,310
      Unrecognized net obligation or
      (asset)
        at transition                       (15,142)     (16,655)    (18,170)     12,120      12,928       13,736
                                            ---------    ---------   ---------    ---------   ---------    --------
      Prepaid (accrued) benefit cost      $  23,032   $   24,127   $  21,246   $  (21,756)  $ (14,512)  $  (9,718)
                                            =========    =========   =========    =========   =========    ========

      Components of net periodic
      benefit cost
      Service cost                        $   8,093   $    7,062   $   7,853   $   3,331    $  2,305    $   2,186
      Interest cost                           9,718        9,475       8,360       3,303       2,167        1,652
      Expected return on plan assets        (15,276)     (17,567)    (15,664)
      Amortization of transition             (1,514)      (1,514)     (1,514)        808         808          808
      obligation
      Amortization of unrecognized prior
        service cost                            541          541         541         645         162          162
      Amortization of gain from earlier
        periods                                (467)        (879)        (80)        172          34           38
                                            ---------    ---------                ---------   ---------    --------
                                            ---------    ---------   ---------    ---------   ---------    --------
      Net periodic (benefit) cost         $   1,095   $   (2,882)  $    (504)  $   8,259    $  5,476    $   4,846
                                            =========    =========   =========    =========   =========    ========

      Weighted-average assumptions as
      of December 31
      Discount rate                           7.25%        7.50%       7.50%        7.25%       7.50%        7.50%
      Expected return on plan assets          8.00%        9.25%       8.50%        8.00%       9.25%        8.50%
      Rate of compensation increase           4.00%        5.00%       5.00%        4.00%       5.00%        5.00%


       The Company-sponsored post-retirement medical plan (medical plan) provides health benefits to retired employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Company made no contributions to this plan in 2001, 2000, or 1999.

       Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                          1-Percentage             1-Percentage
                                                                              Point                    Point
                                                                            Increase                 Decrease
                                                                       --------------------     --------------------
      Increase (decrease) on total of service and
        interest cost on components                                    $          2,246         $         (1,465)
      Increase (decrease) on post-retirement benefit                             12,877                   (9,914)
        obligation


       The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions. For employees hired after January 1, 1999, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2001, 2000, and 1999 totaled $7,773, $6,130, and $5,504, respectively.

       The Company has a deferred compensation plan providing key executives with the opportunity to participate in an unfunded, deferred compensation program. Under the program, participants may defer base compensation and bonuses, and earn interest on their deferred amounts. The program is not qualified under Section 401 of the Internal Revenue Code. Participant deferrals, which are reflected in other liabilities, are $20,033, $19,264, and $17,367 for years ending December 31, 2001, 2000, and 1999, respectively. The participant deferrals earn interest at 7.2% at December 31, 2001, based on the average ten-year composite government securities rate plus 1.5%. The interest expense related to the plan for the years ending December 31, 2001, 2000, and 1999 was $1,434, $1,358, and $1,231,
       respectively.

       The Company also provides a supplemental executive retirement plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The expense for this plan for 2001, 2000, and 1999 was $2,726, $3,023, and $3,002,
       respectively. The total liability of $20,881 and $18,794 as of December 31, 2001 and 2000 is included in other liabilities.

11.    FEDERAL INCOME TAXES

       The following is a reconciliation between the federal income tax rate and the Company's effective income tax rate:

                                                                     2001            2000             1999
                                                                  ------------    ------------     ------------
      Federal tax rate                                                  35.0   %        35.0   %         35.0   %
      Change in tax rate resulting from:
        Settlement of GWL tax exposures                                                                  (5.9)
         Investment income not subject
           to federal tax                                               (1.7)           (0.9)
        Other, net                                                      (0.3)                            (0.3)
                                                                  ------------    ------------     ------------
      Total                                                             33.0   %        34.1   %         28.8   %
                                                                  ============    ============     ============

       The Company's income tax provision was favorably impacted in 1999 by the release of contingent liabilities relating to taxes of the GWL's U.S. branch associated with blocks of business that were transferred from GWL's U.S. branch to the Company from 1989 to 1993; the Company had agreed to the transfer of these tax liabilities as part of the transfer of this business. The release recorded in 1999 reflected the resolution of certain tax issues with the Internal Revenue Service (IRS), and totaled $17,150; however, $8,900 of the release was attributable to participating policyholders and therefore had no effect on the net income of the Company since that amount was credited to the provision for policyholders' share of earnings on participating business in the accompanying 1999 statement of income.

       Excluding the effect of the 1999 tax item discussed above, the effective tax rate for 1999 was 35.2%.

       Temporary differences of which give rise to the deferred tax assets and liabilities as of December 31, 2001 and 2000 are as follows:

                                                               2001                              2000
                                                  -------------------------------    ------------------------------
                                                    Deferred         Deferred           Deferred        Deferred
                                                      Tax               Tax              Tax              Tax
                                                     Asset           Liability          Asset          Liability
                                                  -------------    --------------    -------------    -------------
      Policyholder reserves                    $      157,703   $                 $       114,074  $
      Deferred policy acquisition costs                                   47,101                           48,543
      Deferred acquisition cost
        proxy tax                                     113,505                             110,239
      Investment assets                                                   88,595                           35,714
      Allowance for uncollectibles                     10,570
      Net operating loss carryforwards                    444                                 444
      Other                                             2,614                                 103
                                                  -------------    --------------    -------------    -------------
               Subtotal                               284,836            135,696          224,860          84,257
      Valuation allowance                                                                  (1,761)
                                                  -------------    --------------    -------------    -------------
               Total Deferred Taxes            $      284,836   $        135,696  $       223,099  $       84,257
                                                  =============    ==============    =============    =============

       Amounts included in investment assets above include $40,122 and $21,228 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2001 and 2000, respectively.

       The Company will file a consolidated tax return for 2001. Losses incurred by subsidiaries in prior years cannot be offset against operating income of the Company. At December 31, 2001, the Company's subsidiaries had approximately $1,269 of net operating loss carryforwards, expiring through the year 2015. The tax benefit of subsidiaries' net operating loss carryforwards are included in the deferred tax assets at December 31, 2001 and 2000, respectively.

       The Company's valuation allowance was decreased in 2001, 2000, and 1999 by $1,761, $0, and $(17), respectively, as a result of the re-evaluation by management of future estimated taxable income in its subsidiaries.

       Under pre-1984 life insurance company income tax laws, a portion of life insurance company gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions, which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

12.    OTHER COMPREHENSIVE INCOME

       Other comprehensive income for the year ended December 31, 2001 is summarized as follows:

                                                             Before-Tax         Tax (Expense)         Net-of-Tax
                                                               Amount            or Benefit             Amount
                                                          -----------------    ---------------- -- -----------------
      Unrealized gains on available-for-sale securities:
         Net changes during the year related to cash
            flow hedges                                 $        12,637     $         (4,423)   $           8,214
         Unrealized holding gains (losses) arising
            during the period                                   112,544              (39,397)              73,147
         Less:  reclassification adjustment for
            (gains) losses realized in net income               (15,912)               5,569              (10,343)
                                                          -----------------    ----------------    -----------------
         Net unrealized gains                                   109,269              (38,251)              71,018
      Reserve and  DAC adjustment                               (43,358)              15,175              (28,183)
                                                          -----------------    ----------------    -----------------
      Other comprehensive income                        $        65,911     $        (23,076)   $          42,835
                                                          =================    ================    =================

       Other comprehensive income for the year ended December 31, 2000 is summarized as follows:

                                                             Before-Tax         Tax (Expense)         Net-of-Tax
                                                               Amount            or Benefit             Amount
                                                          -----------------    ----------------    -----------------
      Unrealized gains on available-for-sale
      securities:
         Unrealized holding gains (losses) arising
            during the period                           $       204,274     $        (71,495)   $         132,779
         Less:  reclassification adjustment for
            (gains) losses realized in net income                 9,436               (3,303)               6,133
                                                          -----------------    ----------------    -----------------
         Net unrealized gains                                   213,710              (74,798)             138,912
      Reserve and  DAC adjustment                               (31,352)              10,973              (20,379)
                                                          -----------------    ----------------    -----------------
      Other comprehensive income                        $       182,358     $        (63,825)   $         118,533
                                                          =================    ================    =================

       Other comprehensive loss for the year ended December 31, 1999 is summarized as follows:

                                                             Before-Tax         Tax (Expense)         Net-of-Tax
                                                               Amount            or Benefit             Amount
                                                          -----------------    ----------------    -----------------
      Unrealized gains on available-for-sale
      securities:
         Unrealized holding gains (losses) arising
            during the period                           $      (303,033)    $        106,061    $        (196,972)
         Less:  reclassification adjustment for
            (gains) losses realized in net income                (9,958)               3,485               (6,473)
                                                          -----------------    ----------------    -----------------
         Net unrealized gains (losses)                         (312,991)             109,546             (203,445)
      Reserve and  DAC adjustment                                87,729              (30,705)              57,024
                                                          -----------------    ----------------    -----------------
      Other comprehensive loss                          $      (225,262)    $         78,841    $        (146,421)
                                                          =================    ================    =================


13.    STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS, AND OTHER MATTERS

       At December 31, 2001 and 2000, the Company has 1,500 authorized shares each of Series A, Series B, Series C and Series D cumulative preferred stock; and 2,000,000 authorized shares of non-cumulative preferred stock.

       No dividends were paid on preferred stock in 2001, 2000, and 1999, respectively. In addition, dividends of $187,633, $134,149, and $92,053 were paid on common stock in 2001, 2000, and 1999, respectively. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.

       The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                                                 2001                2000                1999
                                                            ----------------    ----------------    ---------------
                                                              (Unaudited)
      Net income                                         $        266,398    $        293,521    $          253,123
      Capital and surplus                                       1,200,372           1,083,718             1,004,745


       In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize accounting and reporting to state insurance departments, was effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Colorado Division of Insurance required adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification as modified by the Colorado Division of Insurance increased statutory net worth as of January 1, 2001, by approximately $105,760 [Unaudited]. (The modifications adopted by the Colorado Division of Insurance had no effect on statutory net worth).

       The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado are subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net gains from operations at December 31, 2001 were $1,200,372 and $272,138 [Unaudited], respectively. The Company should be able to pay up to $272,138 [Unaudited] of dividends in 2002.

14.    STOCK OPTIONS

       The Parent has a stock option plan (the Lifeco plan) that provides for the granting of options on common shares of Lifeco to certain officers and employees of Lifeco and its subsidiaries, including the Company. Options may be awarded with exercise prices of no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options, unless otherwise determined by a committee that administers the Lifeco plan. As of December 31, 2001, 2000, and 1999, stock available for award to Company employees under the Lifeco plan aggregated 3,278,331, 4,808,047, and 885,150 shares.

       The plan provides for the granting of options with varying terms and vesting requirements. The majority of basic options under the plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Other basic options vest and become exercisable one-third per year commencing on various dates from December 31, 2000 to September 30, 2002 and expire ten years from the date of grant. Variable options granted to Company employees totaling 278,000 and 1,832,000 in 1998 and 1997, respectively, become exercisable, if certain cumulative financial targets are attained by the end of 2001. If exercisable, the exercise period runs from April 1, 2002 to June 26, 2007. During 2000, the Company determined that it was probable that certain of these options would become exercisable and, accordingly, accrued compensation expense of $15,052 with a corresponding credit to additional paid-in capital as prescribed by AIN-APB 25. During 2001, the Company released $12,098 of this accrual when certain financial targets were not attained.

       Additional variable options granted in 1998, 2000, and 2001 totaling 380,000, 120,000, and 80,000 respectively, become exercisable if certain sales or financial targets are attained. During 2001, 2000, and 1999, 7,750, 13,250, and 11,250 of these options vested and accordingly, the Company recognized compensation expense of $48, $151, and $23, respectively. If exercisable, the exercise period expires ten years from the date of grant.

       The following table summarizes the status of, and changes in, Lifeco options granted to Company employees, which are outstanding and the weighted-average exercise price (WAEP) for 2001, 2000, and 1999. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                          2001                          2000                         1999
                                --------------------------    -------------------------    -------------------------
                                  Options         WAEP          Options        WAEP         Options         WAEP
                                -------------   ----------    ------------   ----------    -----------    ----------
      Outstanding, Jan. 1          7,675,551  $    9.91         6,867,098  $    9.20        6,744,824  $     8.15
        Granted                      947,500      22.28         1,386,503      14.88          675,500       16.29
        Exercised                  1,463,588       5.89           451,300       7.74          234,476        5.69
        Expired or
          canceled                   690,334      11.24           126,750      12.17          318,750       13.81
                                -------------   ----------    ------------   ----------    -----------    ----------
      Outstanding,
        Dec. 31                    6,469,129  $   11.59         7,675,551  $    9.91        6,867,098  $     9.20
                                =============   ==========    ============   ==========    ===========    ==========

      Options
        exercisable
        at year-end                2,673,460  $    8.01         3,077,998  $    7.11        2,503,998  $     7.00
                                =============   ==========    ============   ==========    ===========    ==========

      Weighted average
        fair value of
        options granted
        during year          $     4.22                    $     4.38                   $     5.16
                                =============                 ============                 ===========

       The following table summarizes the range of exercise prices for outstanding Lifeco common stock options granted to Company employees at December 31, 2001:

                                                 Outstanding                                 Exercisable
                               -------------------------------------------------   ---------------------------------
                                                                     Average                             Average
            Exercise                                 Average         Exercise                            Exercise
          Price Range              Options            Life            Price            Options            Price
      ---------------------    ----------------    ------------    -------------   ----------------    -------------
      $ 5.32 - 7.07                1,823,560           4.68     $       5.42           1,803,560    $        5.40
      $10.19 - 16.90               3,775,569           6.73     $      12.22             867,400    $       13.40

      $21.52 - 22.23                 870,000           9.66     $      21.77               2,500    $       22.01


       Of the exercisable Lifeco options, 2,623,960 relate to fixed option grants and 49,500 relate to variable grants.

       Power Financial Corporation (PFC), which is the parent corporation of Lifeco, has a stock option plan (the PFC plan) that provides for the granting of options for common shares of PFC to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in 1996, certain officers of the Company participated in the PFC plan in Canada. Under the PFC plan, options may be awarded with exercise price no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options, unless otherwise determined by a committee that administers the PFC plan. As of December 31, 2001, 2000, and 1999, stock available for award under the PFC plan aggregated 2,710,800, 2,790,800, and 4,340,800 shares.

       Options granted to officers of the Company under the PFC plan become exercisable twenty percent per year commencing on the date of the grant and expire ten years from the date of grant.

       The following table summarizes the status of, and changes in, PFC options granted to Company officers, which remain outstanding and WAEP for 2001, 2000, and 1999. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                           2001                          2000                          1999
                                 --------------------------    --------------------------    --------------------------
                                   Options          WAEP         Options          WAEP         Options         WAEP
                                 -------------    ---------    -------------    ---------    -------------   ----------
      Outstanding,  Jan.1,             70,000  $     2.29           285,054  $     3.23           355,054  $    2.89
        Exercised                                                   215,054        3.30            70,000       2.28
                                 -------------    ---------    -------------    ---------    -------------   ----------
      Outstanding, Dec 31,             70,000  $     2.16            70,000  $     2.29           285,054  $    3.23
                                 =============    =========    =============    =========    =============   ==========
      Options exercisable
        at year-end                    70,000  $     2.16            70,000  $     2.29           285,054  $    3.23
                                 =============    =========    =============    =========    =============   ==========

       As of December 31, 2001, the PFC options outstanding have an exercise price of $2.16 and a weighted-average remaining contractual life of 1.36 years.

       The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB 25 under which compensation expenses for stock options are generally not recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock option plan been determined based upon fair value at the grant dates for awards under the plan in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net income would have been reduced by $1,801, $1,686, and $1,039, in 2001, 2000, and 1999,
       respectively. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for those options granted in 2001, 2000, and 1999, respectively: dividend yields of 3.84%, 3.95%, and 3.63%, expected volatility of 20.1%, 30.1%, and 32.4%, risk-free interest rates of 5.30%, 6.61%, and 6.65% and expected lives of 7.5 years.

15.    SEGMENT INFORMATION

       The Company has two reportable segments: Employee Benefits and Financial Services. The Employee Benefits segment markets group life and health and 401(k) products to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers and individuals and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

       The accounting policies of the segments are the same as those described in Note 1. The Company evaluates performance based on profit or loss from operations after income taxes.

       The Company's operations are not materially dependent on one or a few customers, brokers or agents.

       Summarized segment financial information for the year ended and as of December 31 was as follows:

       Year ended December 31, 2001

      Operations:                                             Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Revenue:
         Premium income                                $      1,033,983     $       169,656     $      1,203,639
         Fee income                                             809,574             137,681              947,255
         Net investment income                                   90,720             850,614              941,334
         Realized investment gains                               17,881              28,944               46,825
                                                          -----------------   -----------------   -----------------
      Total revenue                                           1,952,158           1,186,895            3,139,053
      Benefits and Expenses:
         Benefits                                               867,031             829,566            1,696,597
         Operating expenses                                     863,021             164,677            1,027,698
                                                          -----------------   -----------------   -----------------
      Total benefits and expenses                             1,730,052             994,243            2,724,295
      Income taxes                                               75,962              65,150              141,112
                                                          -----------------   -----------------   -----------------
      Net income before special charges                         146,144             127,502              273,646
      Special charges (net)                                      80,900                                   80,900
                                                          -----------------   -----------------   -----------------
      Net income                                       $         65,244     $       127,502     $        192,746
                                                          =================   =================   =================

      Assets:                                                 Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Investment assets                                $      1,497,077     $    12,843,747     $     14,340,824
      Other assets                                              912,653             973,033            1,885,686
      Separate account assets                                 5,854,652           6,730,009           12,584,661
                                                          -----------------   -----------------   -----------------
      Total assets                                     $      8,264,382     $    20,546,789     $     28,811,171
                                                          =================   =================   =================


       Year ended December 31, 2000

      Operations:                                             Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Revenue:
         Premium income                                $      1,142,136     $       190,430     $      1,332,566
         Fee income                                             752,309             119,318              871,627
         Net investment income                                   94,800             836,641              931,441
         Realized investment gains (losses)                      (3,572)             31,855               28,283
                                                          -----------------   -----------------   -----------------
      Total revenue                                           1,985,673           1,178,244            3,163,917
      Benefits and Expenses:
         Benefits                                               922,925             822,947            1,745,872
         Operating expenses                                     856,463             168,448            1,024,911
                                                          -----------------   -----------------   -----------------
      Total benefits and expenses                             1,779,388             991,395            2,770,783
                                                          -----------------   -----------------   -----------------

      Net operating income before income taxes                  206,285             186,849              393,134
      Income taxes                                               70,197              63,843              134,040
                                                          -----------------   -----------------   -----------------
      Net income                                       $        136,088     $       123,006     $        259,094
                                                          =================   =================   =================

      Assets:                                                 Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Investment assets                                $      1,438,650     $    12,250,667     $     13,689,317
      Other assets                                              980,245             846,687            1,826,932
      Separate account assets                                 6,537,095           5,844,042           12,381,137
                                                          -----------------   -----------------   -----------------
      Total assets                                     $      8,955,990     $    18,941,396     $     27,897,386
                                                          =================   =================   =================

       Year ended December 31, 1999

      Operations:                                             Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
      Revenue:
         Premium income                                $        990,449     $       172,734     $      1,163,183
         Fee income                                             548,580              86,567              635,147
         Net investment income                                   80,039             795,907              875,946
         Realized investment gains (losses)                      (1,224)              2,308                1,084
                                                          -----------------   -----------------   -----------------
      Total revenue                                           1,617,844           1,057,516            2,675,360
      Benefits and Expenses:
         Benefits                                               789,084             792,755            1,581,839
         Operating expenses                                     661,119             143,422              804,541
                                                          -----------------   -----------------   -----------------
      Total benefits and expenses                             1,450,203             936,177            2,386,380
                                                          -----------------   -----------------   -----------------

      Net operating income before income taxes                  167,641             121,339              288,980
      Income taxes                                               51,003              32,259               83,262
                                                          -----------------   -----------------   -----------------
      Net income                                       $        116,638     $        89,080     $        205,718
                                                          =================   =================   =================

       The following table, which summarizes premium and fee income by segment, represents supplemental information.

                                                              2001                2000                1999
                                                        -----------------    ----------------    ----------------
      Premium Income:
         Employee Benefits
             Group Life & Health                      $     1,033,983     $      1,142,136    $        990,449
                                                        -----------------    ----------------    ----------------
                  Total Employee Benefits                   1,033,983            1,142,136             990,449
                                                        -----------------    ----------------    ----------------
         Financial Services
             Savings                                            8,429                7,253              14,344
             Individual Insurance                             161,227              183,177             158,390
                                                        -----------------    ----------------    ----------------
                  Total Financial Services                    169,656              190,430             172,734
                                                        -----------------    ----------------    ----------------
      Total premium income                            $     1,203,639     $      1,332,566    $      1,163,183
                                                        =================    ================    ================

      Fee Income:
         Employee Benefits
             Group Life & Health                      $       713,296     $        648,328    $        454,071
               (uninsured plans)
             401(k)                                            96,278              103,981              94,509
                                                        -----------------    ----------------    ----------------
                  Total Employee Benefits                     809,574              752,309             548,580
                                                        -----------------    ----------------    ----------------
         Financial Services
             Savings                                          119,793              111,201              81,331
             Individual Insurance                              17,888                8,117               5,236
                                                        -----------------    ----------------    ----------------
                  Total Financial Services                    137,681              119,318              86,567
                                                        -----------------    ----------------    ----------------
      Total fee income                                $       947,255     $        871,627    $        635,147
                                                        =================    ================    ================

16.    COMMITMENTS AND CONTINGENCIES

       The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

Appendix A -- Glossary of Terms

Account Value -- The sum of the value of your interests in the Divisions and the Loan Account.

Attained Age -- The Insured's Issue Age plus the number of completed Policy
Years.

Business Day -- Any day that we are open for business. We are open for business every day that the New York Stock Exchange is open for trading.

Cash Surrender Value -- The Account Value minus any outstanding Policy Debt.

Divisions -- Divisions into which the assets of the Series Account are divided, each of which corresponds to an investment choice available to you.

Due Proof -- Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.

Fund -- An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

Initial Premium -- The initial premium amount specified in a Policy.

Insured -- The person whose life is insured under the Policy.

Issue Age -- The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date -- The date on which we issue a Policy.

Loan Account -- An account established for amounts transferred from the Divisions as security for outstanding Policy Debt.

Policy Anniversary -- The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date -- The date coverage commences under your Policy and the date from which Policy Months, Policy Years and Policy Anniversaries are measured.

Policy Debt -- The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month -- The one-month period commencing on the same day of the month as the Policy Date.

Policy Proceeds -- The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Policy Year -- The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Principal Office -- Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Request -- Any instruction in a form, written, telephoned or computerized, satisfactory to us and received at our Principal Office from you as required by any provision of your Policy or as required by us. The Request is subject to any action taken or payment made by us before it is processed.

SEC -- The United States Securities and Exchange Commission.

Series Account -- COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company.

Surrender Benefit - Account Value less any outstanding Policy Loans and less accrued loan interest.

Total Face Amount -- The amount of life insurance coverage you request as specified in your Policy.

Unit -- An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value -- The value of each Unit in a Division.

Valuation Date -- Any day that benefits vary and on which the New York Stock Exchange is open for regular business, except as may otherwise be required or permitted by the applicable rules and regulations of the SEC.

Valuation Period -- The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.



                Appendix B -- Table of Death Benefit Percentages

           Applicable Age          Percentage        Applicable Age        Percentage
                 20                   250%                 60                 130%
                 21                   250%                 61                 128%
                 22                   250%                 62                 126%
                 23                   250%                 63                 124%
                 24                   250%                 64                 122%
                 25                   250%                 65                 120%
                 26                   250%                 66                 119%
                 27                   250%                 67                 118%
                 28                   250%                 68                 117%
                 29                   250%                 69                 116%
                 30                   250%                 70                 115%
                 31                   250%                 71                 113%
                 32                   250%                 72                 111%
                 33                   250%                 73                 109%
                 34                   250%                 74                 107%
                 35                   250%                 75                 105%
                 36                   250%                 76                 105%
                 37                   250%                 77                 105%
                 38                   250%                 78                 105%
                 39                   250%                 79                 105%
                 40                   250%                 80                 105%
                 41                   243%                 81                 105%
                 42                   236%                 82                 105%
                 43                   229%                 83                 105%
                 44                   222%                 84                 105%
                 45                   215%                 85                 105%
                 46                   209%                 86                 105%
                 47                   203%                 87                 105%
                 48                   197%                 88                 105%
                 49                   191%                 89                 105%
                 50                   185%                 90                 105%
                 51                   178%                 91                 104%
                 52                   171%                 92                 103%
                 53                   164%                 93                 102%
                 54                   157%                 94                 101%
                 55                   150%                 95                 100%
                 56                   146%                 96                 100%
                 57                   142%                 97                 100%
                 58                   138%                 98                 100%
                 59                   134%                 99                 100%


Appendix C -- Sample Hypothetical Illustrations



Illustrations of Death Benefits, Surrender Values And Accumulated Premiums


The illustrations in this Prospectus have been prepared to help show how values under the Policy change with investment performance. The illustrations on the following pages illustrate the way in which a Policy Year's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Series Account for the entire period shown and are based on hypothetical gross annual investment returns for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.


The Account Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Divisions of the Series Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below such averages.

The amounts shown for the death benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the tables below. These include the Expense Charges Applied to Premium, the Daily Risk Percentage charged against the Series Account for mortality and expense risks, the Monthly Service Charge and the Monthly Cost of Insurance. The Expense Charges Applied to Premium is equal to a guaranteed maximum of 6.5% for sales load and a guaranteed maximum of 3.5% to cover our federal tax obligations and the applicable local and state premium tax. The current level of these charges is 5.5% (for Policy Years 1 through 10 only) and 3.5%, respectively.

The Daily Risk Percentage charged against the Series Account for mortality and expense risks is an annual effective rate of 0.40% for the first five Policy Years, 0.25% for Policy Years 6 through 20, and 0.10% thereafter and is guaranteed not to exceed an annual effective rate of 0.90%. The Monthly Service Charge is $10.00 per month for first three Policy Years and $7.50 per Policy Month for all Policy Years thereafter. This Charge is guaranteed not to exceed $15 per Policy Month.


The amounts shown in the tables also take into account the Funds' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.83% of the average daily net assets of each Fund. This is based upon a simple average of the advisory fees and expenses of all the Funds for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses that you will incur may be more or less than 083%, and will vary from year to year. See "Charges and Deductions -- Fund Expenses" in this prospectus and the prospectuses for the Funds for more information on Fund expenses. The gross annual rates of investment return of 0%, 6% and 12% correspond, on a current basis, to net annual rates of -1.24%, 4.68%, and 10.61%, respectively, during the first five Policy Years, -1.09%, 4.84%, and 10788%, respectively, for Policy Years 6 through 20, and -0.95%, 500% and 10.94%, respectively, thereafter.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Series Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits, Account Values and Cash Surrender Values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.


The second column of each table shows the amount that would accumulate if an amount equal to each premium were invested and earned interest, after taxes, at 5% per year, compounded annually.


We will furnish upon request a comparable table using any specific set of circumstances. In addition to a table assuming Policy charges at their maximum, we will furnish a table assuming current Policy charges.


                                     Table1
                   Great-West Life & Annuity Insurance Company
                            COLI VUL-2 Series Account
                                  Male, Age 45
                          $1,000,000 Total Face Amount
                            Annual Premium $12,524.03
                             Death Benefit Option 1
                             Current Policy Charges

                        0% Hypothetical-            6% Hypothetical-              12% Hypothetical-
                    Investment Return Net -      Investment Return Net -       Investment Return Net -
                             1.24%                        4.68%                        10.61%

--------

        Premiums
          Plus
Policy  interest  Contract Surrender   Death   ContractSurrender   Death   Contract  Surrender   Death
 Year     At 5%    Value     Value    Benefit   Value    Value    Benefit    Value     Value    Benefit
 ----     -----    -----     -----    -------   -----    -----    -------    -----     -----    -------
      1    13,150   10,433    11,059 1,000,000  11,082    11,747 1,000,000  11,732    12,436   1,000,000
      2    26,958   20,165    21,173 1,000,000  22,095    23,200 1,000,000  24,104    25,309   1,000,000
      3    41,456   29,214    30,382 1,000,000  33,048    34,370 1,000,000  37,199    38,687   1,000,000
      4    56,679   37,628    38,757 1,000,000  43,982    45,302 1,000,000  51,146    52,680   1,000,000

      5    72,663   44,033    44,913 1,000,000  53,487    54,557 1,000,000  64,599    65,891   1,000,000
      6    89,447   50,016    50,516 1,000,000  63,122    63,754 1,000,000  79,206    79,998   1,000,000
      7   107,069   55,403    55,403 1,000,000  72,708    72,708 1,000,000  94,897    94,897   1,000,000
      8   125,573   60,205    60,205 1,000,000  82,252    82,252 1,000,000  111,816   111,816  1,000,000
      9   145,002   64,541    64,541 1,000,000  91,876    91,876 1,000,000  130,235   130,235  1,000,000

     10   165,402   68,306    68,306 1,000,000 101,484   101,484 1,000,000  150,238   150,238  1,000,000
     11   186,823   74,175    74,175 1,000,000 113,779   113,779 1,000,000  174,706   174,706  1,000,000
     12   209,314   79,578    79,578 1,000,000 126,317   126,317 1,000,000  201,563   201,563  1,000,000
     13   232,930   84,521    84,521 1,000,000 139,122   139,122 1,000,000  231,111   231,111  1,000,000
     14   257,727   89,011    89,011 1,000,000 152,223   152,223 1,000,000  263,691   263,691  1,000,000

     15   283,763   92,947    92,947 1,000,000 165,546   165,546 1,000,000  299,597   299,597  1,000,000
     16   311,101   96,227    96,227 1,000,000 179,019   179,019 1,000,000  339,177   339,177  1,000,000
     17   339,807   98,752    98,752 1,000,000 192,571   192,571 1,000,000  382,843   382,843  1,000,000
     18   369,947  100,313   100,313 1,000,000 206,035   206,035 1,000,000  431,006   431,006  1,000,000
     19   401,595  100,806   100,806 1,000,000 219,339   219,339 1,000,000  484,246   484,246  1,000,000
     20   434,825  100,126   100,126 1,000,000 232,412   232,412 1,000,000  543,252   543,252  1,000,000

 Age 60   283,763   92,947    92,947 1,000,000 165,546   165,546 1,000,000  299,597   299,597  1,000,000
 Age 65   434,825  100,126   100,126 1,000,000 232,412   232,412 1,000,000  543,252   543,252  1,000,000
 Age 70   627,622   93,287    93,287 1,000,000 309,766   309,766 1,000,000  956,092   956,092  1,475,406
 Age 75   873,686   57,169    57,169 1,000,000 392,842   392,842 1,000,000 1,617,357 1,617,357 2,262,481


Notes:

(1) '0" values in the "Contract Value, "Surrender Value" and "Death Benefit columns indicate Policy lapse.
(2) Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are Paid with a different frequency or in different amounts.
(3) Assumes that no policy loans have been made/ Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one-year or sustained over any period of time.



                                     Table 2
                   Great-West Life & Annuity Insurance Company
                            COLI VUL-2 Series Account
                                  Male, Age 45
                          $1,000,000 Total Face Amount
                            Annual Premium $12,524.03
                             Death Benefit Option 1
                             Current Policy Charges

------------------ ---------------------------- ---------------------------- ---------------------------

                        0% Hypothetical-             6% Hypothetical-            12% Hypothetical-
                     Investment Return Net -      Investment Return Net -     Investment Return Net -
                              1.72%                        4.18%                       10.08%

------------------ ---------------------------- ---------------------------- ---------------------------

        Premiums
          plus
Policy  interest  Contract Surrender   Death   ContractSurrender   Death   Contract Surrender   Death
 Year     at 5%    Value     Value    Benefit   Value    Value    Benefit   Value     Value    Benefit
 ----     -----    -----     -----    -------   -----    -----    -------   -----     -----    -------
      1    13,150    6,556     6,949 1,000,000  7,076    7,501   1,000,000   7,600    8,056   1,000,000
      2    26,958   12,560    13,188 1,000,000  13,999  14,699   1,000,000   5,506   16,281   1,000,000
      3    41,456   18,142    18,867 1,000,000  20,888  21,724   1,000,000  23,883   24,838   1,000,000
      4    56,679   23,310    24,009 1,000,000  27,747  28,579   1,000,000  32,787   33,771   1,000,000

      5    72,663   27,958    28,517 1,000,000  34,460  35,149   1,000,000   42,161   43,004  1,000,000
      6    89,447   32,096    32,417 1,000,000  41,028  41,438   1,000,000   52,064   52,584  1,000,000
      7   107,069   35,620    35,620 1,000,000  47,334  47,334   1,000,000   62,444   62,444  1,000,000
      8   125,573   38,426    38,426 1,000,000  53,255  53,255   1,000,000   73,251   73,251  1,000,000
      9   145,002   40,524    40,524 1,000,000  58,783  58,783   1,000,000   84,547   84,547  1,000,000

     10   165,402   41,812    41,812 1,000,000  63,790  63,790   1,000,000   96,289    96,289 1,000,000
     11   186,823   42,183    42,183 1,000,000  68,145  68,145   1,000,000  108,435   108,435 1,000,000
     12   209,314   41,644    41,644 1,000,000  71,821  71,821   1,000,000  121,054   121,054 1,000,000
     13   232,930   40,088    40,088 1,000,000  74,677  74,677   1,000,000  134,116   134,116 1,000,000
     14   257,727   37,515    37,515 1,000,000  76,673  76,673   1,000,000  147,702   147,702 1,000,000

     15   283,763   33,809    33,809 1,000,000  77,652  77,652   1,000,000  161,797   161,797 1,000,000
     16   311,101   28,850    28,850 1,000,000  77,448  77,448   1,000,000  176,391   176,391 1,000,000
     17   339,807   22,511    22,511 1,000,000  75,876  75,876   1,000,000  191,482   191,482 1,000,000
     18   369,947   14,657    14,657 1,000,000  72,736  72,736   1,000,000  207,075   207,075 1,000,000
     19   401,595    4,907     4,907 1,000,000  67,579  67,579   1,000,000  222,985   222,985 1,000,000
     20   434,825        -         -         -  60,142  60,142   1,000,000  239,220   239,220 1,000,000

 Age 60   283,763   33,809    33,809 1,000,000  77,652  77,652   1,000,000  161,797   161,797 1,000,000
 Age 65   434,825        -         -         -  60,142  60,142   1,000,000  239,220   239,220 1,000,000
 Age 70   627,622        -         -         -       -         -         -  323,821   323,821 1,000,000
 Age 75   873,686        -         -         -       -         -         -  407,695   407,695 1,000,000


Notes:

(4) '0" values in the "Contract Value, "Surrender Value" and "Death Benefit columns indicate Policy lapse.

(5) Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are Paid with a different frequency or in different amounts.

(6) Assumes that no policy loans have been made/ Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one-year or sustained over any period of time.

                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, as amended, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                      REPRESENTATION AS TO FEES AND CHARGES

Great-West Life & Annuity Insurance Company hereby represents that the fees and charges deducted under the policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West Life & Annuity Insurance Company.


                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended.


                        UNDERTAKING AS TO INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                     CONTENTS OF THIS REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

        Facing Page
        Reconciliation and Tie

        Prospectus consisting of 87 pages (including appendices)
        Undertaking to File Reports
        Undertaking As To Indemnification
        Representation as to Fees and Charges
        Representation Pursuant to Rule 6e-3(T)


        Signature Pages
        Exhibits

                                  EXHIBIT LIST

1. Exhibits required by Paragraph A of the instructions as to Exhibits of Form N-8B-2

(1) Resolution of the Board of Directors of Great-West Life & Annuity Insurance Company Authorizing establishment of COLI VUL-2 Series Account(1)

(2)  Custodian Agreement (not applicable)

(3)  (a) Form of Distribution Agreement(1)

(b)     Form of Broker-Dealer and General Agent Sales Agreement(1)

(c)  Schedule of Sales Commissions(1)

(4)  Other  Agreements  between  the  depositor,   principal  underwriter,   and
     custodian with respect to Registrant or its securities (not applicable)

(5)  (a) Specimen Policy(1)

(b)  Specimen Term Life Insurance Rider(1)

(c)  Specimen Policy Free-Look Endorsement(5)


(d)     Specimen Policy Return of Expense Charge Endorsement(6)


(6) (a) Articles of Incorporation of Great-West Life & Annuity Insurance Company, as amended(2)

     (b) By-Laws of Great-West Life & Annuity Insurance Company(3)

(7)  Not applicable


(8) Form of Participation Agreement(1) The following Participation Agreements are filed herewith:

     Fund  Participation  Agreement among  Great-West  Life & Annuity  Insurance
     Company,   American   Century   Investment   Management,   Inc.,  and  Fund
     Distributors, Inc., dated September 14, 1999.

     Fund Participation Agreement between Great-West Life & Annuity Insurance Company and Dreyfus Life and Annuity Index Fund, Inc., dated December 31, 1998.

     Amendment to Fund Participation Agreement between Great-West Life & Annuity Insurance Company and Dreyfus Life and Annuity Index Fund, Inc., dated March 15, 1999.

     Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Insurance Series and Federated Securities Corp., dated October 6, 1999.

     Amendment to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Insurance Series and Federated Securities Corp., dated December 31, 1999.

     Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated February 1, 1994.

     First  Amendment  to  Participation   Agreement  among  Variable  Insurance
     Products Fund, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated November 1, 2000.

     Second Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated May 1, 2001.

     Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated February 1, 1994.

     First  Amendment  to  Participation   Agreement  among  Variable  Insurance
     Products Fund II, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated November 1, 2000.

     Participation Agreement among Great-West Life & Annuity Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc., dated June 18, 1999.

     Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated June 1, 1998.

     Letter  Agreement   Supplement  to  Fund   Participation   Agreement  among
     Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated April 27, 1998.

     Amendment to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated December 1, 1998.

     Amendment to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated October 4, 1999.

     Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999.


(9)  Other Material Contracts (not applicable)

(10) Specimen Application(4)

(11) Codes of Ethics adopted under Rule 17j-1 under the Investment Company Act of 1940 (not applicable)

2. Opinion and consent of counsel as to legality of securities being offered(4)

3.   Not applicable

4.   Not applicable

5.   Amended   and   Restated    Procedures    memorandum   pursuant   to   Rule
     6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 (5)

6.   Actuarial Opinion and Consent (filed herewith)


7.   Consent of Deloitte & Touche LLP Independent Accountants (filed herewith)


8.   Consent of Jorden Burt LLP (filed herewith)

9.   Consent of Beverly A. Bryne, Esq. (5)

10.  Powers of Attorney(1), (4)

------------------------

(1) Incorporated by reference to Registrant's Registration Statement filed on Form S-6 with the Securities and Exchange Commission on January 21, 1999 (File No. 333-70963).

(2) Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1 of Great-West Life & Annuity Insurance Company (File No. 333-1173, filed on October 29, 1996).

(3) Incorporated by reference to Amendment No. 1 to Form 10-K of Great-West Life & Annuity Insurance Company (File No. 333-1173, filed on March 30,
     1998).

(4) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed with the Securities and Exchange Commission on June 23, 1999 (File No. 333-70963).

(5) Incorporated by reference to Registrant's Post Effective Amendment No. 1 to Form S-6, filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-70963).

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Form S-6, filed with the Securities and Exchange Commission on April 25, 2001 (File No. 333-70963).

                                             SIGNATURES

As required by the Securities Act of 1933, the registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf in the City of Greenwood Village, State of Colorado, on the 23rd day of April, 2002.

                             COLI VUL-2 SERIES ACCOUNT
                                   (Registrant)

                             BY: GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                              (Depositor)

                              BY: /s/ W.T. McCallum
                                    W.T. McCallum
                                    President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ R. Gratton*
R. Gratton*                  Chairman of the Board                April 22, 2002


/s/ W.T. McCallum
W.T. McCallum                President, Chief Executive           April 22, 2002
                             Officer and Director

/s/ M.T.G. Graye
M.T.G. Graye                 Chief Financial Officer             April 22, 2002


/s/ J. Balog*
J. Balog*                    Director                            April 22, 2002


/s/ J.W. Burns*
J.W. Burns*                  Director                            April 22, 2002


/s/ O.T. Dackow*
O.T. Dackow*                 Director                            April 22, 2002


/s/ A. Desmarais*
A. Desmarais*                Director                            April 22, 2002


/s/ P. Desmarais, Jr.*
P. Desmarais, Jr.*           Director                            April 22, 2002



/s/ K.P. Kavanagh*
K.P. Kavanagh*               Director                            April 22, 2002


/s/ W. Mackness*
W. Mackness*                 Director                            April 22, 2002


/s/ J.E.A. Nickerson*
J.E.A. Nickerson*            Director                            April 22, 2002


/s/ P.M. Pitfield*
P.M. Pitfield*               Director                            April 22, 2002


/s/ M. Plessis-Belair*
M. Plessis-Belair*           Director                            April 22, 2002


/s/ B.E. Walsh*
B.E. Walsh*                  Director                            April 22, 2002


*By:  /s/ D.C. Lennox

D.C. Lennox, Attorney-in-Fact pursuant to Powers of Attorney filed under Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed with the Securities and Exchange Commission on June 23, 1999.




                                  EXHIBIT INDEX



1.(8) Fund Participation  Agreement among  Great-West  Life & Annuity  Insurance
      Company,  American   Century   Investment   Management,   Inc.,  and  Fund
      Distributors, Inc., dated September 14, 1999.

      Fund  Participation   Agreement  between  Great-West  Life  &  Annuity
      Insurance Company and Dreyfus Life and Annuity Index Fund, Inc., dated December 31, 1998.

      Amendment to Fund Participation Agreement between Great-West Life & Annuity Insurance Company and Dreyfus Life and Annuity Index Fund, Inc., dated March 15, 1999.

      Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Insurance Series and Federated Securities Corp., dated October 6, 1999.

      Amendment to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Insurance Series and Federated Securities Corp., dated December 31, 1999.

      Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated February 1, 1994.

      First Amendment to Participation Agreement among Variable
      Insurance Products Fund, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated November 1, 2000.

      Second Amendment to Participation Agreement among Variable
      Insurance Products Fund, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated May 1, 2001.

      Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated February 1, 1994.

      First Amendment to Participation Agreement among Variable
      Insurance Products Fund II, Fidelity Distributors Corporation, and Great-West Life & Annuity Insurance Company, dated November 1, 2000.

      Participation Agreement among Great-West Life & Annuity Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc., dated June 18, 1999.

      Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital
      Corporation, dated June 1, 1998.

      Letter Agreement Supplement to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated April 27, 1998.

      Amendment to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated December 1, 1998.

      Amendment to Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Janus Aspen Series, and Janus Capital Corporation, dated October 4, 1999.

      Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management
      Incorporated, dated January 1, 1999.



6.      Actuarial Opinion and Consent

7.      Consent of Deloitte & Touche LLP

8.      Consent of Jorden Burt LLP


Exhibit 1.(8)               Participation Agreements


                          FUND PARTICIPATION AGREEMENT


TABLE OF CONTENTS

ARTICLE I.           Sale of Fund Shares                                                     3
ARTICLE II.          Representations and Warranties                                          7
ARTICLE III.         Prospectuses and Proxy Statements; Voting                              10
ARTICLE IV.          Sales Material and Information                                         12
ARTICLE V.           Fees and Expenses                                                      15
ARTICLE VI.          Diversification and Qualification                                      16
ARTICLE VII.         Potential Conflicts and Compliance With
                     Mixed and Shared Funding Exemptive Order                               19
ARTICLE VIII.        Indemnification                                                        22
ARTICLE IX.          Applicable Law                                                         29
ARTICLE X.           Termination                                                            30
ARTICLE XI.          Notices                                                                34
ARTICLE XII.         Miscellaneous                                                          35
SCHEDULE A           Contracts                                                              38
SCHEDULE B           Designated Portfolios                                                  39
SCHEDULE C           Administrative Services                                                40
SCHEDULE D           Reports per Section 6.6                                                41
SCHEDULE E           Expenses                                                               43


                             PARTICIPATION AGREEMENT

                                      Among

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                                       and

                             FUNDS DISTRIBUTOR, INC.

           THIS AGREEMENT, made and entered into as of this 14th day of September, 1999 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Account COLI VUL Series Account 2 (the "Account"); American Century Investment Management, Inc., (hereinafter the "Adviser"), a Delaware Corporation-; and Funds Distributor, Inc, a Massachusetts corporation (hereinafter the "Distributor").

WHEREAS, the Advisor serves as investment advisor to certain open-end mutual funds that GWL&A wishes to offer under the Account (the "Fund"); and

WHEREAS, the Fund engages in business as an open-end management investment company and are available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and


WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated March 22, 1988 (File No. 812-6937), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and

WHEREAS, each Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

WHEREAS, GWL&A has registered or will register certain variable annuity contracts supported wholly or partially by the Account (the "Contracts") under the 1933 Act and said Contracts are listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement; and

WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and


WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule B attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual Written agreement (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Account to fund the Contracts;

NOW, THEREFORE, in consideration of their mutual promises, GWL&A, the Distributor and the Adviser agree as follows:

ARTICLE 1.  Sale of Fund Shares

1.1. The Distributor agrees to sell to GWL&A those shares of the Designated Portfolio(s) which the Account orders, executing such orders on each Business Day at the net asset value next computed after receipt by the Distributor or its designee of the order for the shares of the Portfolios. For purposes of this
Section 1.1, GWL&A shall be the designee of the Fund for receipt of such orders and receipt by such designee shall constitute receipt by the Fund, provided that the Distributor receives notice of any such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.


1.2. The Fund and the Distributor agree to make shares of the Designated Portfolio(s) available for purchase by GWL&A and the Account at the applicable net asset value per share on each business day. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Distributor represents that Fund shares will only be sold to insurance company separate accounts funding variable annuities and variable life insurance products unless and until it obtains an order for an amendment to the Mixed and Shared Funding Exemptive Order granting exemptions from the provisions 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) thereunder to the extent necessary to pen-nit shares of the Designated Portfolio(s) to be sold to and held by certain plans established under Sections 401 (a), 403(a) and (b), 408(a), (b) and (k), 414(d), 457(b) or 501(c)(18) of the Internal Revenue Code ("Qualified Plans") and the Distributor will not sell shares of the Designated Portfolio(s) to any other Participating Insurance Company, separate account or any Qualified Plan unless an agreement containing provisions in all material respects substantially the same as Sections 2.1, 3.5, 3.6, 3.7, and Article VII of this Agreement is in effect to govern such sales.

1.4. The Fund agrees to redeem for cash, on GWL&A's request, any full or fractional shares of the Fund held by GWL&A, executing such requests on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.4, GWL&A shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund, provided that the Distributor or its agent receives notice of any such request for redemption by 10:00 A.M. Eastern time on the next following Business Day. The Adviser will cause the Designated Portfolio(s) to pay and transmit the proceeds of redemptions of Fund shares as follows: (i) on the next Business Day after the redemption order is received by GWL&A if the Distributor or its agent receives notice of the redemption after 9:00 a.m. Eastern time but before 10:00 a.m. Eastern time; provided the Fund provides the net asset value per share to GWL&A as required in Section 1.9 of this Agreement. Notwithstanding the foregoing, the Advisor may elect in good faith to effect redemptions over a longer period of time to the extent permitted under the 1940 Act without liability hereunder on the part of the Fund, the Adviser or the Distributor. Payment shall be in federal funds transmitted by wire and/or a credit for any shares purchased the same day as the redemption.

1.5. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other Participating Insurance Companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.

1.6. GWL&A shall pay for Fund shares by 5:30 p.m. Eastern time on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. 1 hereof Payment shall be in federal funds transmitted by wire.

1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to GWL&A or the Account. Shares ordered from the Fund will be recorded in an appropriate title for the Account or the appropriate sub-account of the Account.

1.8. The Distributor or its agent shall cause the Fund to furnish same day notice (by wire or telephone, followed by written confirmation) to GWL&A of any income, dividends or capital gain distributions payable on the Designated Portfolio(s)' shares (rate and reinvest price).

GWL&A hereby elects to receive all such income dividends and capital gain distributions as are payable on the Designated Portfolio(s) shares in additional shares of that Designated Portfolio.

GWL&A reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Distributor or its agent shall cause the Fund to notify


GWL&A by the end of the next following Business Day of the number of shares so issued as payment of such dividends and distributions.

1.9. The Advisor shall make the ("NAV") per share for each Designated Portfolio available to GWL&A on each Business Day as soon as reasonably practical after the NAV per share is calculated and shall use its best efforts to make such NAV per share available by 7:00 p.m. Eastern time. In the event of a material error in the computation of a Designated Portfolio's NAV per share or any dividend or capital gain distribution (each, a "pricing error"), the Adviser shall immediately notify GWL&A as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article XI of this Agreement. For the purposes of this section 1.9, a "material error" shall mean a pricing error that gives rise to the need to take retroactive corrective action under the Fund's then current pricing error correction policy (the "Policy"). Adviser represents that the Board of Directors of the Fund has adopted a Policy which governs the actions to be taken by the Fund and the Adviser in the event of a pricing error. The terms of that Policy provide that a pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share (a "full penny," not as a result of a rounding error), then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, (again, a " full penny"), but less than 1/2 of I % of the Designated Portfolio's NAV at the time of the error, then the Adviser is required to make the Fund "whole",; however, no adjustments need be made to shareholder transactions (including Contractowners); and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share and greater than 1/2 of 1 % of the Designated Portfolio's NAV at the time of the error, then the Adviser is required to reimburse the Designated Portfolio for any loss and shareholder transactions may be reprocessed. If any such reprocessing causes GWL&A to correct Contractowners accounts, Advisor shall reimburse GWL&A for its reasonable out-of-pocket cost for adjustments made in connection with making corrections to Contractowner accounts in accordance with the provisions of Schedule E.

If Contractowners have received amounts of $500 or more in excess of the amounts to which they otherwise would have been entitled prior to an adjustment for an error, GWL&A, when requested by the Adviser, will make a good faith attempt to collect such excess amounts from the Contractowners. Any overpayments that have not yet been paid to Contractowners will be remitted by GWL&A upon notification by the Adviser of such overpayment. In no event shall GWL&A be liable to Contractowners for any such adjustments or underpayment amounts.

The Parties acknowledge that the standards set forth in this Section 1.9 are consistent with the Parties' understanding of the views expressed by the staff of the Securities and Exchange Commission (" SEC") as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, or if the Board of Directors determines in good faith that another practice is permissible, the Board of Directors may amend such Policy (or adopt another policy) without prior approval of any party to this Agreement. The Adviser agrees to respond to any due diligence inquiry by GWL&A regarding whether or not there have been any changes of the Fund's pricing error Policy.

ARTICLE II. Representations and Warranties

2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2. The Distributor and Advisor each represent and warrant that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Advisor may cause the Fund's registration statement to be amended for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

2.3. The Fund reserves the right to adopt a plan pursuant to Rule l2b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Adviser agrees to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

2.4. The Adviser represents and warrants that it will cooperate with GWL&A to make every reasonable effort to cause that the investment policies, fees and expenses of the Designated Portfolio(s) to be in compliance with the requirements under insurance and other applicable laws of the State of Colorado to the extent GWL&A notifies the Adviser of any such requirements. The Adviser shall register and qualify the shares of the Fund for sale in accordance with the laws of the various states if and to the extent required by applicable law.

2.5. The Adviser represents and warrants that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

2.6. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.


The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

2.8. The Adviser represents and warrants that all of its officers, employees, and other individuals or entities dealing with the money and/or ___ securities of the Designated Portfolio(s) are, and shall continue to be at all times, covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule l7g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.9 The Adviser will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Adviser agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule E attached hereto and incorporated herein by reference.

2.10 GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986 as amended ("the Code"), that the Contracts are currently treated as annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition, GWL&A represents and warrants that the




Account is a "segregated asset account" and that interests in the Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Adviser immediately upon having, a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future

2.11 GWL&A covenants and agrees that all orders transmitted by it hereunder on any Business Day will be based upon instructions that it received from Contractowners in proper form prior to the close of trading on the New York Stock Exchange on the previous Business Day.

GWL&A shall time stamp all orders or otherwise maintain records that will enable GWL&A to demonstrate compliance with this section.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

3.1. At least annually, the Adviser or Distributor shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contractowners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule E hereof. If requested by GWL&A in lieu thereof, the Distributor shall provide such documentation (including a camera-copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Distributor agrees that the prospectus (but not the Statement of Additional Information (hereinafter the " SAI"), semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated
Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.


3.2. If applicable state or federal laws or regulations require that the SAI for the Fund be distributed to all Contractowners, then the Fund, Distributor and/or the Adviser shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule E hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners. The Distributor shall also provide SAIs to any Contractowner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

3.3. The Distributor shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule E hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners.

3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s).
(All references hereinafter to "prospectus" whether in respect of Contracts or Fund shares, shall be deemed to include the related SAI, unless otherwise specifically noted.) It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor, the Adviser or the Designated Portfolio(s) provided in writing by the Fund, the Distributor or the Adviser, neither the Fund, the Distributor nor Adviser are responsible for the content of the prospectus or SAI for the Contracts.

3.5.  If and to the extent required by law GWL&A shall:

        (i)   solicit voting instructions from Contractowners;
        (ii) vote the Designated Portfolio(s) shares held in the Account in accordance with instructions received from Contractowners: and
        (iii) vote Designated Portfolio shares held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges in a manner consistent with all other separate accounts investing in the Designated Portfolio(s). The Adviser agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.

3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders.

ARTICLE IV. Sales Material and Information

4.1. GWL&A shall furnish, or shall cause to be furnished, to the Distributor or its designee, a copy of each piece of sales literature or other promotional material that GWL&A develops or proposes to use and in which the Fund (or a Portfolio thereof), its Adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. All such materials shall be directed to Kim Diaz, the Funds' advertising compliance manager (or such other person as Distributor may designate in writing) by mail at 4500 Main Street, Kansas City Missouri 64111, or by fax at (816) 340-4074. Such materials shall be accompanied by a request for approval or comments within a reasonable amount of time, which shall not be less than 10 business days from the dated delivered to the Distributor or its agents or designee or such shorter period as the parties may agree from time to time. GWL&A agrees to use reasonable efforts to notify Distributor's or the Fund's advertising compliance manager of the delivery of such materials (which includes leaving a voice mail message). If the reviewer fails to respond within the time period set forth in the request for review, GWL&A may use such material as submitted without further approval. If subsequent to approval by Distributor or its agent (or the expiration of the time period set forth in the request for approval), Distributor or its agent reasonably determines any such material is or has become inaccurate, misleading or otherwise inappropriate, it may request that the GWL&A modify such advertising and sales literature, which GWL&A will do at the next reprinting of any such materials. If Distributor or its agent determines that such material should be modified immediately, Distributor shall notify GWL&A of such fact and GWL&A shall accommodate Distributor's reasonable requests. In such instances, Distributor or its agent shall pay GWL&A reasonable out-of-pocket expenses in reprinting any such advertising and sales materials, Notwithstanding anything contained herein, GWL&A shall be responsible for the compliance of all advertising and sales literature prepared by GWL&A with all applicable federal, state and NASD requirements.

4.2. GWL&A shall not give any information or make any representations or statements on behalf of or concerning the Fund or the Designated Portfolio(s) in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus for the Fund shares, as such registrations statement and prospectus may be may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Distributor, except with the permission of the Distributor.

4.3. The Distributor shall furnish, or shall cause to be furnished, to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material.

4.4. Neither the Distributor nor the Adviser shall give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.


4.5. The Distributor or its agent will provide to GWL&A at least one complete copy of all registration statements, prospectuses, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s) and that are relevant to this Agreement, contemporaneously with or as promptly as practical after the filing of such document(s) with the SEC, NASD, or other regulatory authority.

4.6 GWL&A will provide to Adviser at least one complete copy of all registration statements, prospectuses, sales literature and other promotional materials, applications for exceptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with or as promptly as practical after the filing of such document(s) with the SEC, NASD or other regulatory authority.

4..7 For purposes of Articles IV and VIII, the phrase "sales literature and/or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., online networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and prospectuses, SAIs, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.8 At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.


ARTICLE V. Fees and Expenses

5.1. The Fund and the Adviser and the Distributor shall pay no fee or other compensation to GWL&A under this Agreement, and GWL&A shall pay no fee or other compensation to the Fund the Adviser or the Distributor under this Agreement, although the parties hereto will bear certain expenses in accordance with Schedule E, Articles 111, V, and other provisions of this Agreement.

5.2. All expenses incident to performance by the Fund, the Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule E. The Adviser shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.

5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A in accordance with Schedule E.

5.4. The Adviser acknowledges that a principal feature of the Contracts is the Contractowner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios .

5.5 GWL&A agrees to provide certain administrative services, specified in Schedule attached hereto and incorporated herein by reference, in connection with the arrangements contemplated by this Agreement. The parties acknowledge and agree that the services referred to in this Section 5.5 are record keeping, shareholder communication, and other transaction facilitation and processing, and related administrative services only and are not the services of an underwriter or a principal underwriter of the Fund and that GWL&A is not an underwriter for the shares of the Designated Portfolio(s), within the meaning of the 1933 Act or the 1940 Act.

5.6 As compensation for the services specified in the Schedule C hereto, the Adviser agrees to pay GWL&A a monthly Administrative Service Fee based on the percentage per annum on Schedule C hereto applied to the average daily value of the shares of the Designated Portfolio(s) held in the Account with respect to Contracts sold by GWL&A. This monthly Administrative Service Fee is due and payable within thirty (30) days following the last day of the month to which it relates.

ARTICLE VI. Diversification and Qualification

6.1. The Distributor and the Adviser represent and warrant that the Fund will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as annuity contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Adviser represents and warrants that the Fund and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Distributor agrees that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans (to the extent permitted under the Mixed and Shared Funding Exemptive Order).

6.2. No shares of any Designated Portfolio of the Fund will be sold to the general public.

6.3. The Adviser represents and warrants that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.


6.4. The Distributor or Adviser will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.

6.5. Without in any way limiting the effect of Sections 8.3 and 8.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser or Distributor will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Sections 6.1, 6.2, or 6.3 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts pursuant to the mutual agreement of the Adviser and GWL&A, and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

6.6. The Adviser at its expense shall provide GWL&A or its designee with reports demonstrating the Designated Portfolios compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule D1 and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any non-compliance.


6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A's knowledge, to any Contractowner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund, Distributor or Adviser as a result of such a failure or alleged failure:

(a) GWL&A shall promptly notify the Fund, the Distributor and the Adviser of such assertion or potential claim;

(b) GWL&A shall consult with the Fund, and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure;

(c) GWL&A shall use its best efforts to minimize any liability of the Fund, and the Adviser resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

(d) any written materials to be submitted by GWL&A to the IRS, any Contractowner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund and the Adviser (together with any supporting information or analysis) within at least two (2) business days prior to submission;

(e) GWL&A shall provide the Fund and the Adviser with such cooperation as the Fund and the Adviser shall reasonably request (including, without limitation, by permitting the Fund and the Adviser to review the relevant books and records of GWL&A in order to facilitate review by the Fund and the Adviser of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

(f) GWL&A shall not, with respect to any claim of the IRS or any Contractowner that would give rise to a claim against the Fund or the Adviser (i) compromise or settle any claim, (ii) accept any adjustment on audit, or (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Fund or the Adviser, which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Fund or the Adviser shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Fund, or the Adviser shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII. Potential Conflicts and Compliance With Mixed and Shared Funding Exemptive Order
--------------------------------------------------------------------------------

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof

7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and


Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contractowners. From time to time, the Adviser or its agent will identify in writing to GWL&A any information related to GWL&A's Contractowners it requires from GWL&A in order for the Boards to fulfill its responsibilities required by the Mixed and Shared Funding Order. GWL&A agrees to provide such information within a reasonable time, as set forth in the information request.

7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, the Adviser or any sub-adviser to any of the Designated Portfolios (the "Independent Directors"), that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group ( i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as deter-mined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Distributor and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period , or the completion of the termination and withdrawal of the Account's investment in the Designated Portfolio(s), whichever occurs first, the Distributor and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the Independent Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contractowners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.


7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, and 7.5 of
this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

8.1.    Indemnification By GWL&A.
        -------------------------

8. 1 (a). GWL&A agrees to indemnify and hold harmless the Fund, the Distributor and the Adviser and each of their respective officers, directors, employees and affiliates and each person if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect there of) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the forego ing), or arise out of or are based upon the omission or the alleged omission to state


Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8. 1 (c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2.    Indemnification by the Adviser

8.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and each of its respective directors, officers, employees and affiliates and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties"


for purposes of this Section 8.2) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statement of any material fact contained in the registration statement or prospectus or sales literature or other promotional material of the Fund prepared by the Distributor or the Adviser on behalf of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party:
(1) if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of GWL&A for use in the registration statement or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts of the Fund shares, or
(2) or to the extent such liability arises as a result of the conduct of any Indemnified Party; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund or the Adviser or persons under the control, with respect to the sale or distribution of Fund shares; or


(iii) arise out of any untrue statement of a material fact contained in a registration statement, prospectus, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Adviser of the Fund for the purpose of inclusion in such registration statement, prospectus, or sales literature or other promotional material; or


(iv) arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor or the Fund; or

(vi) arise out of or result from the incorrect calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof

8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof . The Adviser shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8. 2(d). GWL&A each agrees to promptly notify the Adviser of the commencement of any litigation or proceeding against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account

8.3.    Indemnification by the Distributor.
        -----------------------------------

        8.3 (a). The Distributor agrees to indemnify and hold har mless GWL&A and each of their respective directors, officers, employees and affiliates and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

        (i) arise out of or are based upon any untrue statement of any material fact contained in the registration statement or prospectus or sales literature or other promotional material of the Fund prepared by the Distributor or the Adviser on behalf of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provide that this Agreement to indemnify shall not apply as to any Indemnified Party: (1) if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of GWL&A for use in the registration statement or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts of the Fund shares, or (2) or to the extent such liability arises as a result o the conduct of any Indemnified Party; or


        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund or the Adviser or persons under the control, with respect to the sale or distribution of Fund shares; or

        (iii) arise out of any untrue statement of a material fact contained in a registration statement, prospectus, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Adviser of the Fund for the purpose of inclusion in such registration statement, prospectus, or sales literature or other promotional material; or

        (iv) arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor or the Fund; or

        (vi) arise out of or result from the incorrect calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;as limited by and in accordance with the provisions of Sections 8. 3(b) and 8.3c) hereof

8.3(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.


8.3(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving, information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE IX. Applicable Law

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared


Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10.1.  This Agreement shall terminate:

(a) automatically upon termination of Distributor's Distribution Agreement with the Funds; or

(b) at the option of any party, with or without cause, with respect to some or all Portfolios, upon six (6) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; or

(c) at the option of GWL&A by written notice to the other parties with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(d) at the option of GWL&A by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

(e) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

(f) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; or


(g) at the option of GWL&A by written notice to the Fund with respect to any Designated Portfolio if GWL&A reasonably believes that the Designated Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in Article VI hereof; or

(h) at the option of either the Fund, the Distributor or the Adviser, if (i) the Fund, Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on GWL&A's ability to perform its obligations under this Agreement, (ii) the Fund, Distributor or Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund, Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

(i) at the option of GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund's, Distributor's or Adviser's ability to perform its obligations under this Agreement, (ii) GWL&A notifies the Fund, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

0) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10.1(a)-(j); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party.


10.2. Notice Requirement - No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

(a) in the event any termination is based upon the provisions of Article VII, or the provisions of Section 10. 1 (a), 10. 1 (g) or 10. 1 (h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

(b) in the event any termination is based upon the provisions of Section 10.1(d),or 10.1(e), of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

(c) in the event any termination is based upon the provisions of Section 10.1(b), 10.1(c) or 10.1(f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

10.3. Effect of Termination. Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet Section 817(h) of the Code diversification requirements, the Fund, the Distributor shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.


10.4. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement, provided, however, that Adviser's obligation to make the administrative services fee payment under Section 5.6 hereof shall continue only if (i) GWL&A continues to provide the administrative services contemplated by Section 5.5 and; (ii) the Adviser or an affiliate of Adviser continues to serve as the investment adviser to a Designated Portfolio.


ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

American Century Investments
4500 Main Street
Kansas City, MO 64111
Attention: General Counsel

If to GWL&A:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, CO 80111
Attention: Vice President, Life Insurance Markets, Financial Services

If to the Adviser:

American Century Investment Management, Inc.
4500 Main Street
Kansas City, MO 64111
Attention: General Counsel

If to the Distributor:

Funds Distributor, Inc.
60 state Street, Suite 1300
Boston, Massachusetts 02109
Attention: General Counsel


ARTICLE XII. Miscellaneous

12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing no party hereto shall disclose any information that another party has designated as proprietary.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Annuity Regulations and any other applicable law or regulations.


12.6. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.7. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.8. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser and the Fund, and the Distributor and the Fund.


        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


                             GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                             By its authorized officer,

                             By:  /s/  Ron Laeyendecker
                             Title:
                             Date:



                             AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


                             By its authorized officer,

                             By:  /s/  John W. McGonigle
                             Title:  Executive Vice President
                             Date:  9/14/99


                             FUNDS DISTRIBUTOR, INC.


                             By its authorized officer,

                             By:  /s/  Elissa Kaye Grebber
                             Title:  Vice President
                             Date:   9/14/99

SCHEDULE A

Contracts                                   Form Numbers

Individual Flexible Premium                 J355
Variable Universal Life

SCHEDULE B

Designated Portfolios

American Century VP Capital Appreciation
American Century VP Balanced
American Century VP Advantage
American Century VP International
American Century VP Value
American Century VP Income & Growth

                                   SCHEDULE C

                             Administrative Services

To be performed by GWL&A.

A. GWL&A will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both fund and policy information and questions - including:

        respond to Contractowner inquiries delivery of prospectus - both fund and insurance; entry of initial and subsequent orders; transfer of cash to insurance company and/or funds explanations of fund objectives and characteristics; entry of transfers between funds; fund balance and allocation inquiries; mail fund prospectus.

B. For the services, GWL&A shall receive a fee of ____% per annum applied to the average daily value of the shares of the fund held by GWL&A's customers, payable by the Adviser directly to GWL&A, such payments being due and payable within 30 (thirty) days after the last day of the quarter to which such payment relates.

C. The Distributor will calculate and GWL&A will confirm on a daily basis for each designated Portfolio the number of shares and the asset balance on which the fee is to be paid pursuant to this agreement. Also provided will be a monthly summary of the reports, expressed in both shares and dollar amounts.

                                   SCHEDULE D
                             Reports per Section 6.6

With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code (the "Code") and the regulations thereunder, the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter a report to GWL&A in the Form D1 attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.

With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and (ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

(a) Less than ninety percent of gross income is derived from sources of income specified in Section 851(b)(2);

(b) Thirty percent or greater gross income is derived from the sale or disposition of assets specified in Section 85 1 (b)(3);

(c) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(4)(A); and

(d) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 85 1
(b)(4)(B).

                                    FORM C 1
                            CERTIFICATE OF COMPLIANCE

For the quarter ended:                         -

   I, __________________, a duly authorized officer, director or agent of __________________________________________ hereby swear and affirm that
_____________________Fund is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code (the " Code") and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, American Century Investment Management, Inc., and Funds Distributor, Inc. other than the exceptions discussed below:

Exceptions                                            Remedial Action






                      If no exception to report, please indicate "None."

                       Signed this _________day of ___________, ________.
                       American Century Investment Management, Inc.


                       --------------------------------------------
                       (Signature)


                      By: ___________________________________________
                          (Type or Print Name and
                          Title/Position)

                                   SCHEDULE E

                                    EXPENSES

The Distributor and/or Adviser, and GWL&A will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below. With respect to documents that contain materials related to the Designated Portfolio(s) and portfolios of other issuers and for which Adviser is indicated as the party responsible for the expense, costs shall be allocated to The Adviser according to the number of pages of the Fund's portion of such documents as compared to the total number of pages of the document.

---------------------------------------------------------------------------------------------
Item                      Function                Party Responsible for  Party Responsible
                                                  Coordination           for Expense
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Mutual Fund Prospectus    Printing of combined    GWL&A                  Adviser,
                          prospectuses
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Distributor shall       GWL&A                  Distributor
                          supply
                          GWL&A with such
                          numbers of the
                          Designated Portfolio(s)
                          'prospectus(es) as
                          GWL&A shall reasonably
                          request
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Distribution to New and GWL&A                  GWL&A
                          Inforce Clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Distribution to         GWL&A                  GWL&A
                          Prospective Clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Product Prospectus        Printing for Inforce    GWL&A                  GWL&A
                          Clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Printing for            GWL&A                  GWL&A
                          Prospective
                          Clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Distribution to New and GWL&A                  GWL&A
                          Inforce Clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Distribution to         GWL&A                  GWL&A
                          Prospective Clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Mutual Fund Prospectus    If Required by Fund,    Distributor and        Distributor or
                                                  Adviser
Update & Distribution     Distributor or Adviser  GWL&A                  Designee
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          If Required by GWL&A    GWL&A                  GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Product Prospectus        If Required by Fund, or GWL&A                  Distributor or
Update & Distribution     Distributor                                    If Required by
                                                                         GWL&A GWL&A
                                                                           GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Item                       Function              Party Responsible for   Party Responsible
                                                 Coordination            for Expense
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Mutual Fund SAI            Printing (one copy    Distributor and         Distributor or
                           to be                 Advisor                 designee
                           provided)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Distribution and      G WL & A                GWL&A
                           copying
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Product SAI                Printing              GWL&A                   GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Distribution          GWL&A                   GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Proxy Material for         Printing if proxy     Adviser                 Adviser
Mutual Fund:               required
                           by Law
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Distribution          GWL&A                   Adviser
                           (including
                           labor) if proxy
                           required
                           by Law
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Printing &            GWL&A                   GWL&A
                           distribution if
                           required by GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Mutual Fund Annual &       Printing of combined  GWL&A                   Distributor or
Semi-Annual Report         reports                                       designee
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Distribution          GWL&A                   GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Other communication to     If Required by the    GWL&A                   Distributor or
New and Prospective        Fund,                                         designee
clients                    Distributor
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           If Required by GWL&A  GWL&A                   GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Other communication to     Distribution          GWL&A                   Distributor
inforce                    (including
                           labor) if required
                           by the
                           Fund, Distributor or
                           Adviser
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           If required by GWL&A  GWL&A                   GWL&A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Item                       Function              Party Responsible for   Party Responsible
                                                 Coordination            for Expense
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Errors in Share Price      Cost of error to      GWL&A                   Adviser
calculation pursuant to    participants
Section 1. 10
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Cost of               GWL&A                   Adviser
                           administrative
                           work to correct error
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Operations of the Fund     All operations and    Fund, Distributor or    Fund or Adviser
                           related
                           expenses, including   designee
                           the
                           cost of registration
                           and qualification of shares, taxes on the issuance or
                           transfer of shares, cost of management of the
                           business affairs of the Fund, and expenses paid or
                           assumed by the fund pursuant to any Rule 12b- 1 plan
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Operations of the          Federal registration  GWL&A                   GWL&A
                           of
Account                    units of separate
                           account
                           (24f-2 fees)
---------------------------------------------------------------------------------------------



                          FUND PARTICIPATION AGREEMENT

                                                   TABLE OF CONTENTS
                ARTICLE I.         Sale of Fund Shares.................................................3

                ARTICLE II.        Representations and Warranties......................................7

                ARTICLE III.       Prospectuses and Proxy Statements; Voting..........................10

                ARTICLE IV.        Sales Material and Information.....................................12

                ARTICLE V.         Fees and Expenses..................................................14

                ARTICLE VI.        Diversification and Qualification..................................15

                ARTICLE VII.       Potential Conflicts and Compliance With
                                   Mixed and Shared Funding Exemptive Order...........................18

                ARTICLE VIII.      Indemnification....................................................21

                ARTICLE  IX.       Applicable Law.....................................................25

                ARTICLE X.         Termination........................................................26

                ARTICLE  XI.       Notices............................................................28

                ARTICLE XII.       Miscellaneous......................................................29

                SCHEDULE A         Contracts..........................................................32

                SCHEDULE B         Designated Portfolios..............................................33

                SCHEDULE C         Reports per Section 6.6............................................34

                SCHEDULE D         Expenses...........................................................36


                             PARTICIPATION AGREEMENT

                                     Between
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                       and
                    DREYFUS LIFE AND ANNUITY INDEX FUND, INC.

            THIS AGREEMENT, made and entered into as of this 31st day of December, 1998 by and between GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Account Maxim Series Account and COLI VUL Series Account 2 (collectively, the "Accounts"); and DREYFUS LIFE AND ANNUITY INDEX FUND, INC., d/b/a DREYFUS STOCK INDEX FUND, a corporation organized under the laws of Maryland (hereinafter the "Fund").
      WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies"); and
      WFIEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and
      WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated August 23, 1989 (File No. 812-7253), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15)

                                        I
thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and
      WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the " 1 93 3 Act"); and
      WHEREAS, GWL&A has registered certain variable annuity contracts supported wholly or partially by each of the Accounts (the "Contracts") under the 1933 Act and said Contracts are listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement; and
      WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and
      WHEREAS, GWL&A has registered the Accounts as unit investment trusts under the 1940 Act and has registered the securities deemed to be issued by the Accounts under the 1933 Act; and
      WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule B attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of each of the Accounts to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Accounts at nct asset value; and





                                        2
        WHEREAS, to the extent permitted by applicable insurance laws and regulations, each of the Accounts also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of each of the Accounts to fund the Contracts; and
        NOW, THEREFORE, in consideration of their mutual promises, GWL&A and the Fund agree as follows:

  ARTICLE 1.              Sale of Fund Shares

        1.1. The Fund agrees to sell to GWL&A those shares of the Designated Portfolio(s) which the Accounts orders, executing such orders, subject to
  Section 1.6 hereof, on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Portfolios. For purposes of this Section 1. 1, GWL&A shall be the designee of the Fund for receipt of such orders and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such order by 12:00 noon Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

        1.2. The Fund agrees to make shares of the Designated Portfolio(s) available for purchase at the applicable net asset value per share by GWL&A and each of the Accounts on those days on which the Fund calculates its Designated Portfolio(s)' net asset value pursuant to rules of the SEC, and the Fund shall calculate such net asset value on each day the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.


                                        3

         1.3. The Fund will not sell shares of the Designated Portfolio(s) to any other Participating Insurance Company separate account unless an agreement containing provisions substantially similar as Sections 2.1, 3.5, 3.6, 3.7, and Article VII of this Agreement is in effect to govern such sales.
        1.4. The Fund agrees to redeem for cash, on GWL&A's request, any full or fractional shares of the Fund held by GWL&A, executing such requests on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. Requests for redemption identified by GWL&A, or its agent, as being in connection with surrenders, annuitizations, or death benefits under the Contracts, upon prior written notice, may be executed within seven (7) calendar days after receipt by the Fund or its designee of the requests for redemption. This Section 1.4 may be amended, in writing, by the parties consistent with the requirements of the 1940 Act and interpretations thereof For purposes of this Section 1.4, GWL&A shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such request for redemption by 12:00 noon Eastern time on the next following Business Day.
        1.5. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other Participating Insurance Companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.
        1.6. GWL&A shall pay for Fund shares by 3:00 p.m. Eastern time on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. I hereof Payment shall be in federal funds transmitted by wire and/or by a credit for any shares redeemed the same day as the purchase. If the payment is not received by the Fund by 3:00 p.m. Eastern time, best efforts are made to effect payment by 5:30 p.m. Eastern time. If for some reason payment can not be effected by 5:30 p.m. Eastern time, trades will be settled on the Business Day such payment is received by the Fund at the net asset value computed on the Business Day

                                        4
immediately preceding such day and GWL&A will be responsible for any resulting gains/losses to contract holders.
      1.7. The Fund shall pay and transmit the proceeds of redemptions of Fund shares by 12:00 noon Eastern Time on the next Business Day after a redemption order is received in accordance with Section 1.4 hereof. Payment shall be in federal funds transmitted by wire and/or a credit for any shares purchased the same day as the redemption.
      1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to GWL&A or the Accounts. Shares ordered from the Fund will be recorded in an appropriate title for each of the Accounts or the appropriate sub-account of each of t1he Accounts.
      1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to GWL&A of any income, dividends or capital gain distributions payable on the Designated Portfolio(s)' shares. GWL&A hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. GWL&A reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify GVVL&A by the end of the next following Business Day of the number of shares so issued as payment of such dividends and distributions.
      1.10. The Fund shall make the net asset value per share for each Designated Portfolio available to GWL&A on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:00 p.m. Eastern time. In the event of an error in the computation of a Designated Portfolio's net asset value per share ("NAW) or any dividend or capital gain distribution (each, a "pricing error"), the Fund shall immediately notify GWL&A as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article XI of this Agreement. A pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per

                                        5
share, then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Fund shall reimburse the Designated Portfolio for any loss, after taking into consideration any positive effect of such error; however, no adjustments to Contractowner accounts need be made; and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1 % of the Designated Portfolio's NAV at the time of the error, then the Fund shall reimburse the Designated Portfolio for any loss (without taking into consideration any positive effect of such error) and shall reimburse GWL&A for the costs of adjustments made to correct Contractowner accounts in accordance with the provisions of Schedule D. If an adjustment is necessary to correct a material error which has caused Contractowners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contractowners will be adjusted and the amount of any underpayments shall be credited by the Fund to GWL&A for crediting of such amounts to the applicable Contractowners accounts. Upon notification by the Fund of any overpayment due to a material error, GWL&A shall promptly remit to the Fund any overpayment that has not been paid to Contractowners; however, the Fund acknowledges that GWL&A does not intend to seek additional payments from any Contractowner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall GWL&A be liable to Contractowners for any such adjustments or underpayment amounts, unless such adjustment or underpayment amount was the result of incorrect information furnished by GWL&A or information furnished untimely by GWL&A or otherwise as a result of or relating to a breach of this Agreement by GWL&A. A pricing error within categories (b) or (c) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.
      The standards set forth in this Section 1.10 are based on the Parties' understanding of the views expressed by the staff of the SEC as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, the parties shall amend the foregoing provisions of this Agreement to comport with the appropriate applicable standards, on terms mutually satisfactory to all Parties.



                                        6
ARTICLE 11.  Representations and Warranties
      2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by each of the Accounts under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each of the Accounts prior to any issuance or sale of units thereof as a segregated asset account under Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered each of the Accounts as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.
      2.2. GWL&A represents and warrants that the income, gains and losses, whether or not realized, from assets allocated to each of the Accounts are, in accordance with the Contracts, to be credited to or charged against such Accounts without regard to other income, gains or losses from assets allocated to any other accounts of GWL&A. GWL&A represents and warrants that the assets of each of the Accounts are and will be kept separate from GWL&A's General Accounts and any other separate accounts GWL&A may have, and will not be charged with liabilities from any business that GWL&A may conduct or the liabilities of any companies affiliated with GWL&A.
      2.3 The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.




                                        8
        2.4. The Fund reserves the right to adopt a plan pursuant to Rule l2b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund agrees to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Fund's investment adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule l2b-I under the 1940 Act to finance distribution expenses.
        2.5. The Fund represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement. The Fund further represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with the insurance laws of the State of Colorado and all applicable state insurance and securities laws. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. GWL&A and the Fund will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party. In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised GVY'L&A that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders with an explanation regarding why such action is lawful, any action required by a Law Change will be taken.
        2.6. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

                                        9
      2.7. The Fund represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.
      2.8. GWL&A represents and warrants that all of its employees and agents who deal with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company in an amount not less than $5 million.
      2.9. The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change to the investment objective or management policies of the Designated Portfolio(s) and of any proxy solicitation affecting the Designated Portfolio(s), and will consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in reasonable expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule D attached hereto and incorporated herein by reference.
      2.10. GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986, as amended ("the Code"), that the Contracts are currently and at the time of issuance will be treated as annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be

                                       10
so treated or that they might not be so treated in the future. In addition, GWL&A represents and warrants that each of the Accounts is a "segregated asset account" and that interests in each of the Accounts are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Fund immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. GWL&A represents and warrants that it will not purchase Fund shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.
ARTICLE 111.       Prospectuses and Proxy Statements: Voting

      3.1. At least annually, the Fund shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contractowners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule D hereof If requested by GWL&A in lieu thereof, the Fund shall provide such documentation (including a camera-ready copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund agrees that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

     3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAI") for the Fund be distributed to all Contractowners, then the Fund shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners. The

Fund shall also provide SAIs to any Contractowner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

     3.3. The Fund shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners.

      3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund or the Designated Portfolio(s) provided in writing by the Fund, the Fund is not responsible for the content of the prospectus or SAI for the Contracts.
        3.5. If, and to the extent, required by law, GWL&A shall:

          (i)  solicit voting instructions from Contractowners;

          (ii) vote  the  Designated  Portfolio(s)  shares  held  in each of the
               Accounts  in   accordance   with   instructions   received   from
               Contractowners: and

          (iii)vote Designated Portfolio shares held in each of the Accounts for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940
               Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

      3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by GWL&A and the Fund. The Fund agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.

     3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, comply with
Section 16(c) of the 1940 Act with respect to shareholder meetings to consider the removal of a Board member (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information

      4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A, respectively, develops or proposes to use and in which the Fund (or a Portfolio thereof), its investment adviser or one of its sub-advisers or its distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. No such material shall be used if the Fund objects to such use within five (5) Business Days after receipt of such material.

     4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund, except with the permission of the Fund.

        4.3.  The Fund shall furnish, or shall cause to be furnished, to
  GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material.
        4.4. The Fund shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Accounts, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.
        4.5.  The Fund will provide to GWL&A at least one complete copy of all registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC, NASD or other regulatory authorities.
        4.6. GWL&A will provide to the Fund at least one complete copy of all registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or any of the respective Accounts, contemporaneously with the filing of such document(s) with the SEC, NASD or other regulatory authority.
        4.7. For purposes of Articles IV and VIH, the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; on-
  line networks such as the Internet or other electronic media), sales literature (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published
  article),   educational  or  training  materials  or  other  communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

     4.8. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.


ARTICLE V.  Fees and Expenses
            -----------------

      5.1. The Fund shall pay no fee or other compensation to GWL&A under this Agreement, and GWL&A shall pay no fee or other compensation to the Fund under this Agreement, although the parties hereto will bear certain expenses in accordance with Schedule D, Articles 111, and V, and other provisions of this Agreement.

      5.2. All expenses incident to the performance by the Fund under this Agreement shall be paid by the appropriate party, as further provided in Schedule D. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.

      5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A, in accordance with Schedule D.
      5.4. The Fund acknowledges that a principal feature of the Contracts is the Contractowner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund agrees to cooperate with GWL&A in facilitating the operation of each of the Accounts and the Contracts as described in the prospectus for the Contracts, including, but not limited to, cooperation in facilitating transfers between the Designated Portfolio(s) and the Unaffiliated Funds.

ARTICLE VI.  Diversification and Qualification

     6.1. The Fund represents and warrants that the Fund will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as annuity contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund represents and warrants that the Fund and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss. 1. 817-5, as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Fund agrees that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans.

     6.2. No shares of any Designated Portfolio of the Fund will be sold to the general public.

     6.3. The Fund represents and warrants that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.
      6.4. The Fund will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.
      6.5. Without in any way limiting the effect of Sections 8.2, 8.3 and
8.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Fund will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Sections 6.1, 6.2 or 6.3 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including, but not limited to, an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.
      6.6. The Fund at the Fund's expense shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule C and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any noncompliance.



                                       17
      6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A 's knowledge, of any Contractowner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund as a result of such a failure or alleged failure:
        (a) GWL&A shall promptly notify the Fund of such assertion or potential claim;

        (b) GWL&A shall consult with the Fund as to how to minimize any liability that may arise as a result of such failure or alleged failure;

        (c) GWL&A shall use its best efforts to minimize any liability of the Fund resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

        (d) any written materials to be submitted by GWL&A to the IRS, any Contractowner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund (together with any supporting information or analysis) within at least two (2) business days prior to submission;

        (e) GWL&A shall provide the Fund with such cooperation as the Fund shall reasonably request (including, without limitation, by permitting the Fund to review the relevant books and records of GWL&A) in order to facilitate review by the Fund of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;




                                       18

        (f) GWL&A shall not with respect to any claim of the IRS or any Contractowner that would give rise to a claim against the Fund (i) compromise or settle any claim, (ii) accept any adjustment on audit, or
        (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Fund which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Fund shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Fund shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII. Potential Conflicts and Compliance With Mixed and Shared Funding-Exemptive Order

      7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof
      7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GVVL&A to inform the Board whenever contract owner voting instructions are to be

                                       19

disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contractowners.

                                       20
      7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, its investment adviser or any sub-adviser to any of the Designated Portfolios (the "Independent Directors"), that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (Le., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.
      7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required, at the Fund's election, to withdraw each of the Accounts' investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by GVVL&A for the purchase (and redemption) of shares of the Fund.
     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw each of the Accounts' investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined


                                       21

  that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of Independent Directors. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.
        7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the Independent Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contractowners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then GWL&A will withdraw each of the Accounts' investment in the Fund and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.
        7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


                                       22
ARTICLE VIII.    Indemnification

        8.1. Indemnification By GWL&A
        8.1 (a). GWL&A agrees to indemnify and hold harmless the Fund and each of its officers and directors or trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8. 1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:
        (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provide that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not supplied by GWL&A or persons under its control) or wrongful conduct of GVVL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

        (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a



                                       23

             statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWL&A; or

          (iv) arise as a result of any failure by GWL&A to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A, including, without limitation, Section 2. 1 0 and Section 6.7 hereof, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof.

          8.1 (b). GWL&A shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject to the extent that any such loss, claim, expense, damage, liability or litigation arises out of or results from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.
           8.1(c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A 's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained


                                       24
by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
      8.1(d). The Indemnified Parties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

        8.2.    Indemnification By the Fund

      8.2(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

               arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of GWL&A for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Fund



                                       25

             or persons under its control) or wrongful conduct of the Fund or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

        (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Fund; or

        (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; or

        (vi) arise out of or result from the incorrect or untimely calculation or reporting by the Fund of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Fund specified in Article VI hereof.

      8.2(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject to the extent that any such loss, claim, expense, damage, liability or litigation arises out of or results from such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Patties.
      8.2(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after

                                       26
  such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to aive notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
        8.2(d). GWL&A agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of any of the respective Accounts, or the sale or acquisition of shares of the Fund.

ARTICLE IX Applicable Law

     9.1.This Agreement shall be construed and the provisions hereof interpreted under and in accordancewith the laws of the State of Colorado, without regard to the principles of conflict of laws.

     9.2.This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rulesand regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.       Termination


        10.1.  This Agreement shall terminate:

               (a) at the option of either party, with or without cause, with respect to some or all Portfolios, upon six (6) months advance written notice delivered to the other party; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; or

               (b) at the option of GWL&A, by written notice to the other party with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) at the option of GWL&A, by written notice to the other party with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

               (d) at the option of the Fund, in the event that formal administrative proceedings are instituted against GWL&A. by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A 's duties under this Agreement or related to the sale of the Contracts, the operation of any Accounts, or the purchase of the Fund shares, if, in each case, the Fund reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A. to perform its obligations under this Agreement; or

               (e) at the option of GWL&A, in the event that formal administrative proceedings are instituted against the Fund by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund to perform its obligations under this Agreement; or

               (f) at the option of GWL&A, by written notice to the Fund with respect to any Portfolio if GWL&A. reasonably believes that the Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in Article VI hereof; or

               (g) at the option of the Fund if (i) the Fund determines, in its sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on GWL&A 's ability to perform its obligations under this Agreement, (ii) the Fund notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund continues to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

             (h) at the option of GWL&A, if (i) GWL&A determines, in its sole judgment reasonably exercised in good faith, that the Fund has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund's ability to perform its obligations under this Agreement, (ii) GWL&A notifies the Fund of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

             (i) at the option of any non-defaulting party hereto, in the event of a material breach of this Agreement by the other party hereto (the "defaulting party") other than as described in Section 10.1(a)-(h); provided, that the non-defaulting party gives written notice thereof to the defaulting party, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the nondefaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party.

     10.2. Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to the other party of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

          (a) in the event  any  termination  is based  upon the  provisions  of
          Article VH, or the  provisions  of Section I 0. I (a), 1 0. 1 (g) or I
          0. I (h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

          (b) in the event  any  termination  is based  upon the  provisions  of
          Section I 0. I (d), 1 0. 1 (e), or 10.1(i) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

          (c) in the event  any  termination  is based  upon the  provisions  of
          Section I 0. I (b), I 0. I (c) or 10.1(0, the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

      10.3. Effect of Termination. Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet the diversification requirements of Section 817(h) of the Code, the Fund shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VH of this Agreement.
      10.3. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any ten-nination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI.  Notices

      Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.


If to the Fund:

        Dreyfus Life and Annuity Index Fund, Inc.
        200 Park Avenue, 8hFloor
        New York, NY 10166
        Attention: Steven Newman

If to GWL&A:

        Great-West Life & Annuity Insurance Company
        8515 East Orchard Road
        Englewood, CO 801 11
        Attention: Vice President, Institutional Insurance

ARTICLE X11.  Miscellaneous
      12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.
      12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
     12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in


                                       3 1
connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Annuity Regulations and any other applicable law or regulations.
      12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.
      12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.
      12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.
      12.9. This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets of the Fund and shall not be binding upon any director, officer or shareholder of the Fund individually.
     12.10. The Fund agrees that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its assets and the Fund shall not seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers,



                                       32

employees or agents of GWL&A, or any of them, except to the extent permitted under this Agreement.
     12.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Fund and its investment adviser or the Fund and its distributor.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.
                      GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                      By its authorized officer
                               By: /s/ David S. McDonald
                               Title: Vice President, Institutional Insurance
                               Date: 12/30/98

                      Dreyfus Life and Annuity Index Fund, Inc.
                      By its authorized officer,
                      By: /s/ Michael S. Petrucelli
                      Title: Vice President
                      Date: 1/07/99

                                                 33
                                SCHEDULE A

  Contracts                                            Form Numbers

  AICPA Variable Annuity                               J438
  Individual Flexible Premium
  Variable Universal Life Insurance                    J355

                                    SCHEDULE B


Designated Portfolios

Dreyfus Stock Index Fund








                                       35

                                    SCHEDULE C
                            Reports per Section 6.6

      With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter a report to GWL&A in the Form C1 attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.
      With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and
(ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.
      A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

          (a) Less than ninety percent of gross income is derived from sources of income specified in Section 85 1 (b)(2);

          (b) Thirty percent or greater gross income is derived from the sale or disposition of assets specified in Section 85 1 (b)(3);

          (c) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(4)(A); and

          (d) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 8 5 1 (b)(4)(B).





                                       36

                                    FORM C1
                            CERTIFICATE OF COMPLIANCE
For the quarter ended:

     I,____________________, a duly authorized officer, director or agent of ___________ Fund hereby swear and affirm that _______________________ Fund is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, as required in the Fund Participation Agreement between Great-West Life & Annuity Insurance Company and . other than the exceptions discussed below:

Exceptions                                      Remedial Action








If no exception to report, please indicate "None."


                          Signed this - day of


                          -----------------------------------------
                          (Signature)

                          By: ______________________________________
                             (Type or Print Name and Title/Position)

                                                SCHEDULE D
                                                 EXPENSES
  The Fund and GWL&A will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund's share of the total cost of a particular item deten-nined based on the ratio of the number of pages of the Fund's portion of the applicable document(s) to the total number of pages of the applicable document(s).

                      Item                  Function             Party Responsible  Party Responsible
                                                                 for Coordination     for Expense

               Mutual Fund Prospectus     Printing of combined        GWL&A              Fund
                                             prospectuses

                                          Fund shall supply          GWL&A               Fund
                                          GWL&A with such
                                          numbers of the
                                          Designated    Portfolio(s)
                                          prospectus(es) as
                                          GWL&A shall reasonably
                                          request

                                          Distribution to New and    GWL&A              GWL&A
                                          Inforce Clients

                                          Distribution to            GWL&A              GWL&A
                                          Prospective Clients

                   Product Prospectus     Printing for Inforce       GWL&A              GWL&A
                                          Clients

                                          Printing for Prospective   GWL&A              GWL&A
                                          Clients

                                          Distribution to New and    GWL&A              GWL&A
                                          Inforce Clients

                                          Distribution to           GWL&A               GWL&A
                                          Prospective Clients

                   Mutual Fund Prospectus If Required by Fund       Fund                Fund
                   Update & Distribution

                   If   Required   by      GWL&A                    GWL&A               GWL&A

                   Product Prospectus     If Required by Fund       GWL&A               Fund
                   Update & Distribution








                                                    38


                   Errors in Share Price    Cost of error to       GWL&A                Fund
                   calculation pursuant to  participants
                   Section 1. IO
                   Cost of administrative                          GWL&A                Fund
                    work to correct error
                   Operations of the Fund   All operations and related   Fund           Fund
                                            expenses,  including  the
                                            cost of registration  and
                                            qualification of  shares,
                                            taxes on the issuance  or
                                            transfer of shares, cost of
                                            management of the
                                            business affairs of  the
                                            Fund, and expenses paid
                                            or assumed  by  the  fund
                                            pursuant to any Rule 12b-
                                            1 plan
                 Operations of each of the  Federal registration  of    GWL&A          GWL&A
                 Accounts                   units of separate account
                                            (24f-2 fees)

                                    AMENDMENT
                                       TO
                          FUND PARTICIPATION AGREEMENT

      Great-West Life & Annuity Insurance Company ("Great-West"), on its behalf and on behalf of its separate accounts ("Accounts"), and Dreyfus Life and Annuity Index Fund, Inc. ("Dreyfus Life and Annuity") hereby agree to amend the Fund Participation Agreement ("Agreement") entered into as of the 31st day of December 1998.

      WHEREAS, Great-West and Dreyfus Life and Annuity entered into the Agreement to allow Great-West to purchase shares of Dreyfus Life and Annuity on behalf of the Accounts to fund certain registered variable life and annuity contracts;

           WHEREAS, Great-West and Dreyfus Life and Annuity wish to amend the Agreement to allow additional affiliated Dreyfus insurance product funds to be available to the Accounts.

NOW THEREFORE, the Agreement is hereby amended as follows:

1. If the Agreement conflicts with any provision of this Amendment, this Amendment shall control.

2. All provisions of the Agreement not addressed by this Amendment shall remain in full force and effect.

3. The recital paragraph is hereby modified by adding Dreyfus Variable Investment Fund, Inc. as a party to the Agreement.

4. Dreyfus Life and Annuity and Dreyfus Variable Investment Fund, Inc. will collectively be referred to as the "Fund' throughout the Agreement.

5. The third WHEREAS clause of the Agreement is hereby amended to make reference to the order from the SEC obtained by Dreyfus Variable Investment Fund, Inc. dated December 31, 1997 (File No. 812-10606 ), which will be collectively referred to with the similar order referred to in that clause obtained by Dreyfus Life and Annuity as the "Mixed and Shared Funding Exemptive Order."

6. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the amended Schedule B attached hereto and incorporated herein.

7. After the effective date of this Amendment, Great-West, Dreyfus Life and Annuity and Dreyfus Variable Investment Fund, Inc. assume all rights and liabilities under the Agreement, may enforce the Agreement in accordance with its terms and may take all proper legal measures for the complete enjoyment of all rights pursuant to the Agreement, as applicable to each respective party.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and effective as of March 15, 1999. Each party hereby warrants and represents that its signatory whose signature appears below has been and is as of the date of this Amendment, duly authorized by all necessary and appropriate corporate action to execute this Amendment.

Dreyfus Life and Annuity                  Dreyfus Variable Investment Fund, Inc.
Index Fund, Inc.

By: /s/ Stephanie Pierce                  By: /s/ Stephanie Pierce
Name: Stephanie Pierce                    Name: Stephanie Pierce
Title: Vice President                     Title: Vice President

Great-West Life & Annuity Insurance Company

By:  /s/ David S. McDonald
Name: David S. McDonald
Title:  Vice President Institutional Insurance

                                   SCHEDULE B


Designated Portfolios

Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)

Dreyfus Variable Investment Fund, Inc,
o Special Value Portfolio
o Small Cap Portfolio
o Small Company Stock Portfolio
o Quality Bond Portfolio
o Money Market Portfolio
o Limited Term High Income Portfolio
o International Value Portfolio
o International Equity Portfolio
o Growth and Income Portfolio
o Disciplined Stock Portfolio
o Capital Appreciation Portfolio
o Balanced
Portfolio

                          FUND PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS

 ARTICLE 1.         Sale of Fund Shares                               3

 ARTICLE II.        Representations and Warranties                    7

 ARTICLE Ill.       Prospectuses and Proxy Statements; Voting        10

 ARTICLE IV.        Sales Material and Information                   12

 ARTICLE V.         Fees and Expenses                                14

 ARTICLE VI.        Diversification and Qualification                15

 ARTICLE VII.       Potential Conflicts and Compliance With
                    Mixed and Shared Funding Exemptive Order         21

 ARTICLE VIII.      Indemnification                                  24

 ARTICLE IX.        Applicable Law                                   31

 ARTICLE X.         Termination                                      31

 ARTICLE XI.        Notices                                          35

 ARTICLE XII.       Miscellaneous                                    36

 SCHEDULE  A        Contracts                                        40

 SCHEDULE B         Designated Portfolios                            41

 SCHEDULE C         Reports per Section 6.6                          42

 SCHEDULE D         Expenses                                         44

 SCHEDULE E         Administrative Services                          47

                             PARTICIPATION AGREEMENT

                                      Among
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                              INSURANCE SERIES, and
                           FEDERATED SECURITIES CORP.

             THIS AGREEMENT, made and entered into as of this 6th day of October 1999 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Accounts COLI VUL Series Account 2 (the "Account") and FutureFunds Series Account (hereinafter "Futurefunds"); INSURANCE SERIES, a business trust organized under the laws of Massachusetts (hereinafter the "Fund"); and FEDERATED SECURITIES CORP., a corporation organized under the laws of Pennsylvania (hereinafter the "Distributor").
        WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies"); and
        WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and
        WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated December 29, 1993 (File No. 812-8620), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of

                                        1
1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and
      WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the " 1 93 3 Act"); and
      WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and
      WHEREAS, GWL&A has registered certain variable annuity and variable life contracts supported wholly or partially by the Account (the "Contracts") under the 1933 Act and said Contracts are listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement; and
      WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A on November 25, 1997, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and
      WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act; and
      WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule B attached hereto and incorporated


                                        2
herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and
      WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Account to fund the Contracts; and
      NOW, THEREFORE, in consideration of their mutual promises, GWL&A, the Fund and the Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

      1.1. The Fund agrees to sell to GWL&A those shares of the Designated Portfolio(s) which the Account orders, executing such orders on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Portfolios. For purposes of this
Section 1.1, GWL&A shall be the designee of the Fund for receipt of such orders and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such order by 12:00 noon Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

      1.2. The Fund agrees to make shares of the Designated Portfolio(s) available for purchase at the applicable net asset value per share by GWL&A and the Account on those days on which the Fund calculates its Designated Portfolio(s)' net asset value pursuant to rules of the SEC, and the Fund shall calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter


                                        3

the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3. The Fund will not sell shares of the Designated Portfolio(s) to any other Participating Insurance Company separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.5, 3.6, 3.7, and
Article VII of this Agreement is in effect to govern such sales.

     1.4. The Fund agrees to redeem for cash, on GWL&A's request, any full or fractional shares of the Fund held by GWL&A, executing such requests on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. Requests for redemption identified by GWL&A, or its agent, as being in connection with surrenders, annuitizations, or death benefits under the Contracts, upon prior written notice, may be executed within seven (7) calendar days after receipt by the Fund or its designee of the requests for redemption. This Section 1.4 may be amended, in writing, by the parties consistent with the requirements of the 1940 Act and interpretations thereof. For purposes of this Section 1.4, GWL&A shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such request for redemption by 12:00 noon Eastern time on the next following Business Day, although GWL&A will use its best efforts to provide such notice by 9:30 a.m. Eastern time.

     1.5. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other Participating Insurance Companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.
                                        4

     1.6. GWL&A shall pay for Fund shares by 5:30 p.m. Eastern time on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. I hereof. Payment shall be in federal funds transmitted by wire.

     1.7. The Fund shall pay and transmit the proceeds of redemptions of Fund shares by 5:30 noon Eastern Time on the next Business Day after a redemption order is received in accordance with Section 1.4 hereof. Payment shall be in federal funds transmitted by wire.

     1.8. Issuance and transfer of the Fund's shares will be by book entry only, unless otherwise agreed by the parties. Stock certificates will not be issued to GWL&A or the Account. Shares ordered from the Fund will be recorded in an appropriate title for the Account or the appropriate sub-account of the Account.

     1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to GWL&A of any income, dividends or capital gain distributions payable on the Designated Portfolio(s)' shares. GWL&A hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. GWL&A reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify GWL&A by the end of the next following Business Day of the number of shares so issued as payment of such dividends and distributions.

     1.10. The Fund shall make the net asset value per share for each Designated Portfolio available to GWL&A on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. In the event of an error in the computation of a Designated Portfolio's net asset value per share ("NAV) or any dividend or capital gain distribution (each, a "pricing error"), the Fund shall immediately notify GWL&A as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article XI of this Agreement. A pricing error shall be corrected as follows: (a) if the pricing error


                                        5
results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share, then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Distributor shall reimburse the Designated Portfolio for any reasonably calculated loss, after taking into consideration any positive effect of such error; however, no adjustments to Contractowner accounts need be made; and (c) if the pricing erTor results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Distributor shall reimburse the Designated Portfolio for any loss (without taking into consideration any positive effect of such error), provided, however, that Distributor receives such supporting documentation as may be reasonably requested by Distributor, and shall reimburse GWL&A for the costs of adjustments made to correct Contractowner accounts in accordance with the provisions of Schedule D. If an adjustment is necessary to correct a material error which has caused Contractowners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contractowners will be adjusted and the amount of any underpayments shall be credited by the Distributor to GWL&A for crediting of such amounts to the applicable Contractowners accounts. Upon notification by the Distributor of any overpayment due to a material error, GWL&A shall promptly remit to Distributor any overpayment that has not been paid to Contractowners; however, Distributor acknowledges that GWL&A does not intend to seek additional payments from any Contractowner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. hi no event shall GWL&A be liable to Contractowners for any such adjustments or underpayment amounts. A pricing error within categories (b) or (c) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.
      The standards set forth in this Section 1.10 are based on the Parties' understanding of the views expressed by the staff of the SEC as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, the parties shall



                                        6
amend the foregoing provisions of this Agreement to comport with the appropriate applicable standards, on terms mutually satisfactory to all Parties.

ARTICLE 11.  Representations and Warranties

     2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it is taxed as an insurance company under Subchapter L of the Internal
Revenue Code of 1986, as amended (the "Code") and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.

     2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

     2.3. The Fund reserves the right to adopt a plan pursuant to Rule l2b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund and Distributor agree to comply with


                                        7

  applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Distributor by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule l2b-I under the 1940 Act to finance distribution expenses.

     2.4. The Fund represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement. The Fund further represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with the insurance laws of the State of Colorado and all applicable state insurance and securities laws. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. GWL&A and the Fund will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party. In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised GWL&A that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders with an explanation regarding why such action is lawful, any action required by a Law Change will be taken.

     2.5. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.




     8 2.6. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the Commonwealth of Pennsylvania and any applicable state and federal securities laws.

     2.7. The Fund represents and warrants that all of its respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g- I under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.8. The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule D attached hereto and incorporated herein by reference.

     2.9. GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Code, that the Contracts are currently and at the time of issuance will be treated as life insurance contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that


                                        9
they might not be so treated in the future. In addition, GWL&A represents and warrants that the Account is a "segregated asset account" and that interests in the Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. GWL&A represents and warrants that it will not purchase Fund shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

ARTICLE III.         Prospectuses and Proxy Statements; Votin

     3.1. At least annually, the Distributor shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contractowners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule D hereof. If requested by GWL&A in lieu thereof, the Distributor or Fund shall provide such documentation (including a camera-ready copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund agrees that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

     3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAI") for the Fund be distributed to all Contractowners, then the Fund and/or Distributor shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to


                                       1 0

Contractowners. The Distributor and/or the Fund shall also provide SAls to any Contractowner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

     3.3. The Fund and/or Distributor shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners,

     3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor or the Designated Portfolio(s) provided in writing by the Fund or the Distributor, neither the Fund nor the Distributor are responsible for the content of the prospectus or SAI for the Contracts.

        3.5. If and to the extent required by law GWL&A shall:

               (i)  solicit voting instructions from Contractowners;

               (ii) vote the Designated  Portfolio(s) shares held in the Account
                    in    accordance    with    instructions    received    from
                    Contractowners: and

               (iii)vote  Designated  Portfolio  shares  held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

     3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by GWL&A and the Fund. The Fund agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.

     3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, comply with
Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information

     4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A, respectively, develops or proposes to use and in which the Fund (or a Portfolio thereof) or the Distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. No such material shall be used if the Fund objects to such use within five (5) Business Days after receipt of such material.

     4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the infon-nation or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund or Distributor, except with the permission of the Fund or Distributor.



                                       1 2

     4.3. The Fund, the Distributor or the designee of either shall furnish to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material.

      4.4. The Fund and the Distributor shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.

      4.5. The Fund will provide to GWL&A at least one complete copy of all registration statements, prospectuses, SAls, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities.

      4.7. GWL&A will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum if the Contracts issued by GWL&A or interests therein are not registered under the 1933 Act), SAls, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC, NASD, or other regulatory authority.

     4.8. For purposes of Articles IV and VIII, the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape


                                       13
recording, videotape display, signs or billboards, motion pictures, or other public media; eg., online networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

     4.9. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

ARTICLE V.  Fees and Expenses
                 ------------

      5.1. The Fund shall pay no fee or other compensation to GWL&A under this Agreement, and GWL&A shall pay no fee or other compensation to the Fund under this Agreement, although the parties hereto will bear certain expenses in accordance with Schedule D, Articles III, V, and other provisions of this Agreement.

      5.2. All expenses incident to performance by the Fund and the Distributor under this Agreement shall be paid by the appropriate party, as further provided in Schedule D. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.





                                       14

     5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A, in accordance with Schedule D.

      5.4. The Fund and the Distributor acknowledge that a principal feature of the Contracts is the Contractowner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund and the Distributor agree to cooperate with GWL&A in facilitating the operation of the Account and the Contracts as described in the prospectus for the Contracts, including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

     5.5 GWL&A agrees to provide certain administrative services, specified in Schedule E attached hereto and incorporated herein by reference, in connection with the arrangements contemplated by this Agreement. The parties acknowledge and agree that the services referred to in this Section 5.5 are record keeping, shareholder communication, and other transaction facilitation and processing, and related administrative services only and are not the services of an underwriter or a principal underwriter of the Fund and that GWL&A is not an underwriter for the shares of the Designated Portfolio(s), within the meaning of the 1933 Act or the 1940 Act.

     5.6 As compensation for the services specified in the Schedule E hereto, the Adviser agrees to pay GWL&A a monthly Administrative Service Fee based on the percentage per annum on Schedule E hereto applied to the average daily value of the shares of the Designated Portfolio(s) held in the Account with respect to Contracts sold by GWL&A. This monthly Administrative Service Fee is due and payable within thirty (30) days following the last day of the month to which it relates.

ARTICLE VI.  Diversification and Qualification




     15 6.1. The Fund shall take all such actions as are necessary to permit the sale of the shares of each Portfolio to the Separate Accounts, including maintaining its registration as an investment company under the 1940 Act, and registering the shares of the Portfolios sold to the Separate Accounts under the 1933 Act for so long as required by applicable law. The Fund shall amend its Registration Statement filed with the SEC under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of the shares of the Portfolios. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states to the extent deemed necessary by the Fund or the Distributor.

     6.2. The Fund shall make every effort to maintain qualification of each Portfolio as a Regulated Investment Company under Subchapter M of the Code (or any successor or similar provision) and shall notify GWL&A immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

     6.3. The Fund shall make every effort to enable each Portfolio to comply with the diversification provisions of Section 817(h) of the Code and the regulations issued thereunder relating to the diversification requirements for variable life insurance policies and variable annuity contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder, and shall notify GWL&A immediately upon having a reasonable basis for believing that any Portfolio has ceased to comply.

     6.4. GWL&A shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Contracts issued by GWL&A, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and registering the Contracts or interests in the Separate Accounts under the Contracts to the extent required under the

                                       16
1933 Act, and obtaining all necessary approvals to offer the Contracts from state insurance commissioners.

      6.5. GWL&A shall make every effort to maintain the treatment of the Contracts issued by GWL&A as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code, and shall notify the Fund and the Distributor immediately upon having a reasonable basis for believing that such Contracts have ceased to be so treated or that they might not be so treated in the future.

      6.6. The Fund at the Fund's expense shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule C and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any noncompliance.

      6.7. GWL&A shall offer and sell the Contracts issued by GWL&A in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Conduct, and state law respecting the offering of variable life insurance policies and variable annuity contracts.

      6.8. The Distributor shall sell and distribute the shares of the Portfolios of the Fund in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Conduct, and state law.

     6.9. During such time as the Fund engages in Mixed Funding or Shared Funding, a


                                       17
majority of the Board of Trustees of the Fund shall consist of persons who are not "interested persons" of the Fund ("disinterested Trustees"), as defined by
Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC, except that if this provision of this Section
6.8 is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Fund's Board; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

      6.10. GWL&A and its agents will not in any way recommend any proposal or oppose or interfere with any proposal submitted by the Fund at a meeting of owners of Contracts (the "Contract Owners") or shareholders of the Fund, and will in no way recommend, oppose, or interfere with the solicitation of proxies for Fund shares held by Contract Owners, without the prior written consent of the Fund, which consent may be withheld in the Fund's sole discretion.

     6.11. Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     6.12. The Fund and the Distributor agree that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans, and that no shares of any Designated Portfolio of the Fund will be sold to the general public.



                                       18
      6.13. Without in any way limiting the effect of Sections 8.2 and 8.3 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser or Distributor will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Sections 6.2,
6.3 or 6. 1 1 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

      6.14. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A's knowledge, or any Contractowner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund or Distributor as a result of such a failure or alleged failure:

     (a) GWL&A shall promptly notify the Fund and the Distributor of such assertion or potential claim;

     (b) GWL&A shall consult with the Fund and the Distributor as to how to minimize any liability that may arise as a result of such failure or alleged failure;


                                       19

     (c) GWL&A shall use its best efforts to minimize any liability of the Fund and the Distributor resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent; (d) any written materials to be submitted by GWL&A to the IRS, any Contractowner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund and the Distributor (together with any supporting information or analysis) within at least two (2) business days prior to submission;
          (e) GWL&A shall provide the Fund and the Distributor with such cooperation as the Fund and the Distributor shall reasonably request (including, without limitation, by permitting the Fund and the Distributor to review the relevant books and records of GWL&A) in order to facilitate review by the Fund and the Distributor of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

          (f) GWL&A shall not with respect to any claim of the IRS or any Contractowner that would give rise to a claim against the Fund and the Distributor (i) compromise or settle any claim, (ii) accept any adjustment on audit, or (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Fund and the Distributor, which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Fund shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Fund and the Distributor shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).


                                       20

ARTICLE VII.Potential Conflicts and Compliance With Mixed and Shared Funding Exemptive Order
 ------------------------------------------------------------------------------

      7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof.
      7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contractowners.
      7.3. GWL&A agrees that, if it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund or the Distributor to any of the Designated Portfolios (the "Independent Directors"), that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are


                                       2 1
necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group ( Le., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.
      7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A shall be required, at the Fund's election, to withdraw the Accounts investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period Distributor and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.
      7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the



                                       22
foregoing six month period, the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.
      7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contractowners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then GWL&A will withdraw the Account's investment in the Fund and ten-ninate this Agreement within six (6) months after the Board infonns GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.
      7.7 GWL&A agrees that it shall report any potential or existing conflicts of which it is aware to the Fund's Board of Trustees. GWL&A will be responsible for assisting the Board of Trustees of the Fund in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, or, if the Fund is engaged in Mixed Funding or Shared Funding in reliance on Rule 6e-2, 6e-3(T), or any other regulation under the 1940 Act, GWL&A will be responsible for assisting the Board of Trustees of the Fund in carrying out its responsibilities under such regulation, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever Contract Owner voting instructions are disregarded. GWL&A shall carry out its responsibility under this Section 7.7 with a view only to the interests of the Contract Owners.




                                       23
ARTICLE VIII.   Indemnification


8.1. Indemnification By GWL&A

      8.1 (a). GWL&A agrees to indemnify and hold harmless the Fund and the Distributor and each of their respective officers and directors or trustees and each person, if any, who controls the Fund or Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:
        (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provide that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Distributor or Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not supplied by GWL&A. or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

        (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be



                                       24

             stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWL&A; or

        (iv) arise as a result of any failure by GWL&A to provide the services and furnish the materials under the terms of this Agreement; or

        (v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A, including without limitation Section 2.1 1 and
             Section 6.7 hereof,

as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof.

     8.1(b). GWL&A shall not be liable under this indenmification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.
      8.1 (c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indenmified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense


                                       25
thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
      8.1(d). The Indemnified Parties will promptly notify GV&&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2.    Indemnification by the Fund.
         --------------------------

      8.2(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

        (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund, the Distributor or the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provide that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Fund or the Distributor by or on behalf of GWL&A for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or




                                       26

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Fund or persons under its control) or wrongful conduct of the Fund or the Distributor or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

        (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Fund or the Distributor; or

        (iv) arise as a result of any failure by the Fund or the Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund or the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund or the Distributor; or

        (vi) arise out of or result from the incorrect or untimely calculation or reporting by the Fund or the Distributor of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Fund specified in Article VI hereof.
      8.2(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified



                                       27
Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.
      8.2(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnificd Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
      8.2(d). GWL&A agrees to promptly notify the Fund of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.


        8.3.   Indemnification by the Distributor.
               ----------------------------------

      8.3(a). The Distributor agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any


                                       28

and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:
        (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Distributor or Fund by or on behalf of GWL&A for use in the registration statement or SAI or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

        (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Fund, the Distributor or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

        (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Distributor or Fund; or

        (iv) arise as a result of any failure by the Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether





                                       29

             unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in
             Article VI of this Agreement); or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund or Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund or Distributor; or

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.
      8.3(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.
      8.3(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party


                                       30
under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
      8.3(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE IX    Applicable Law

      9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

      9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  Termination

        10.1.  This Agreement shall terminate:

               (a) at the option of any party upon 180 days advance written notice to the other parties; or

               (b) at the option of GWL&A by written notice to the other parties with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) at the option of GWL&A by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or



                                       31

               (d) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

               (e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; or

               (0 at the option of GWL&A by written notice to the Fund with respect to any Portfolio if GWL&A reasonably believes that the Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in Article VI hereof; or

               (g) at the option any party to the Agreement upon a determination by a majority of the Trustees of the Fund, or a majority of its disinterested Trustees, that an irreconcilable conflict, as described in Article IV hereof, exists.

     10.2. Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Sections 10.1(d) and (e) hereof.

     10.3. Except as necessary to implement Contract Owner initiated transactions, or as required by state insurance laws or regulations, GWL&A shall not redeem Fund shares attributable to the Contracts issued by GWL&A, and GWL&A shall not prevent Contract Owners from allocating payments to a Portfolio, until 60 days after GWL&A shall have notified the Fund or Distributor of its intention to do so.



                                       32
        10.4.   Notice Requirement

No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

          (a) in the event  any  termination  is based  upon the  provisions  of
          Article VII, or the provisions of Section 10.1(a) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

          (b) in the event  any  termination  is based  upon the  provisions  of
          Section 10.1(d) or 10.1(e) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

          (c) in the event  any  termination  is based  upon the  provisions  of
          Section 10.1(b), 10.1 (c) or 10.1(f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice. 10.5. Effect of Termination.. ---------------

Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet Section 817(h) of the Code diversification requirements, the Fund, the Distributor and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.5 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.




                                       33

     10.6. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.








                                       34
ARTICLE XI.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. If to the Fund:
        Insurance Series
        Federated Investors Tower
        1001 Liberty Avenue
        Pittsburgh, Pennsylvania 15222-3779
        Attn.:     John W. McGonigle



If  to  GWL&A:

        Great-West Life & Annuity Insurance Company
        8515 East Orchard Road
        Englewood, CO 80111
        Attention: Vice President, Institutional Insurance

If to the Distributor:
        Federated Securities Corp.
        Federated Investors Tower
        1001 Liberty Avenue
        Pittsburgh, Pennsylvania 15222-3779
        Attn.:     John W. McGonigle








                                       35
ARTICLE XII.  Miscellaneous
      12.1. The Fund and GWL&A agree that if and to the extent Rule 6e-2 or Rule 6e-3(T) under the 1940 Act is amended or if Rule 6e-3 is adopted in final form, to the extent applicable, the Fund and GWL&A shall each take such steps as may be necessary to comply with the Rule as amended or adopted in final form.
      12.2. A copy of the Fund's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that any agreements that are executed on behalf of the Fund by any Trustee or officer of the Fund are executed in his or her capacity as Trustee or officer and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.
      12.3. Nothing in this Agreement shall impede the Fund's Trustees or shareholders of the shares of the Fund's Portfolios from exercising any of the rights provided to such Trustees or shareholders in the Fund's Agreement and Declaration of Trust, as amended, a copy of which will be provided to GWL&A upon request.
      12.4 It is understood that the name "Federated" or any derivative thereof or logo associated with that name is the valuable property of the Distributor and its affiliates, and that GWL&A has the right to use such name (or derivative or logo) only so long as this Agreement is in effect. Upon termination of this Agreement GWL&A shall forthwith cease to use such name (or derivative or logo).
     12.5. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all


                                       36
information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.
      12.6. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
      12.7. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
      12.8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
      12.9. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity and/or variable life operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Annuity Regulations and any other applicable law or regulations.

     12.10. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the

                                       37
Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof
      12.11. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.
      12.12. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.
      12.13. GWL&A is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Fund and agree that the obligations assumed by the Fund and Distributor pursuant to this Agreement shall be limited in any case to the Fund and Distributor and their respective assets and GWL&A shall not seek satisfaction of any such obligation from the shareholders of the Fund or the Distributor, the Trustees, officers, employees or agents of the Fund or Distributor, or any of them.
      12.14. The Fund and the Distributor agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its assets and neither the Fund nor Distributor shall seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers, employees or agents of GWL&A, or any of them, except to the extent permitted under this Agreement.
      12.15. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Distributor and the Fund.







                                       38
      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.
                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                     By its authorized officer,

                              By: /s/ Ron Laeyendecker
                              Title: Vice President
                              Date: 10/06/99

                     INSURANCE SERIES
                     By its authorized officer,

                              By: /s/ John W. McGonigle
                              Title: Executive Vice President
                              Date: 10/06/99

                     FEDERATED SECURITIES CORP.
                     By its authorized officer,

                              By: /s/ John B. Fisher
                              Title: President
                              Date: 10/06/99








                                       39

                                   SCHEDULE A

        Contracts                                             Form Numbers

Individual Flexible Premium
Variable Universal Life                                     J355
FutureFunds Series

                                       40
                                    SCHEDULE B


Designated Portfolios

International Equity Fund II
Growth Strategies Fund II
American Leaders Fund II
High Income Bond Fund II
Equity Income Fund II
Fund for US Government Securities II
Utility Fund II
Quality Bond Fund II
Prime Money Fund II
Small Cap Strategies II
Strategic Income Fund II

Additional funds may be offered in the future, and may be included in this Fund Participation Agreement, under identical terms, after written amendment or substitution of this Schedule B

                                   SCHEDULE C
                             Reports per Section 6.6
   With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code (the "Code") and the regulations thereunder, the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter a report to GWL&A in the Form C I attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.
      With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and
(ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.
      A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

          (a) Less than ninety percent of gross income is derived from sources of income specified in Section 85 1 (b)(2);

          (b) Thirty percent or greater gross income is derived from the sale or disposition of assets specified in Section 851(b)(3);

          (c) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(4)(A); and

          (d) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 85 1 (b)(4)(B).

                                    FORM C 1
                            CERTIFICATE OF COMPLIANCE



For the quarter ended:__________________


          I, ____________a duly authorized officer, director or agent of _________ Fund hereby swear and affirm that ______________ Fund is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code (the " Code") and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, and Federated Securities Corp. other than the exceptions discussed below:

Exceptions                                        Remedial
Action








               If no exception to report, please indicate "None."

                            Signed this ______ day of

                                       _________________________
                                       (Signature)
                                       By:______________________

                                       _________________________
                                       (Type or Print Name and Title/Position)

                                   SCHEDULE D
                                    EXPENSES

The Fund and/or the Distributor and GWL&A will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund's share of the total costs determined according to the numb of pages of the Fund's respective portions of the documents.

                     Item                 Function               Party Responsible for Party Responsible
                                                                 Coordination          for Expense

             Mutual Fund Prospectus       Printing of combined          GWL&A          Fund or Distributor
                                          prospectuses                                 will bear the
                                                                                       expense of printing
                                                                                       fund prospectuses in
                                                                                       such amounts as
                                                                                       GWL&A may
                                                                                       reasonably require
                                                                                       for its marketing
                                                                                       efforts
                                          Fund or Distributor shall      GWL&A         Fund or Distributor
                                          supply GWL&A with                            will bear the
                                          such numbers of the                          expense of printing
                                          Designated   Portfolio(s)                    fund prospectuses in
                                          prospectus(es) as                            such amounts as
                                          GWL&A shall reasonably                       GWL&A may
                                          request                                      reasonably require
                                                                                       for its marketing
                                                                                       efforts
                                          Distribution to  New  and      GWL&A         GWL&A
                                          Inforce  Clients
                                          Distribution  to               GWL&A         GWL&A
                                          Prospective Clients
                     Product Prospectus   Printing for Inforce           GWL&A         GWL&A
                                          Clients
                                          Printing for  Prospective      GWL&A         GWL&A
                                          Clients
                                          Distribution to  New  and      GWL&A         GWL&A
                                          Inforce  Clients
                                          Distribution  to               GWL&A         GWL&A
                                          Prospective Clients
                 Mutual Fund Prospectus   If Required by Fund     Fund or Distributor  Fund or Distributor
                Update & Distribution     orDistributor           (provided that GWL&A
                                                                  will mail to Contract
                                                                  Owners)
                     Item                 Function               Party Responsible for Party Responsible
                                                                 Coordination          for Expense




                                                         44

Item

Proxy Material for
Mutual Fund:







Mutual Fund Annual
& Semi-Annual Report


Other communication to
New and Prospective
clients


Other communication to
inforce








Errors in Share Price
calculation pursuant
to Section 1.10


Function

If Required by GWL&A

If Required by Fund or Distributor

If Required by GWL&A

Printing

Distribution

Printing

Distribution

Function

Printing if proxy required by Law

Distribution (including
labor) if proxy required
by Law

Printing & distribution if required by GWL&A

Printing of combined
reports
Distribution

If Required by the Fund or Distributor

If Required by GWL&A

Distribution (including labor and printing) if required by the Fund or Distributor

Distribution (including
labor and printing)if required by GWL&A

Cost of error to participants

Cost of administrative work to correct error









                                       45
Party Responsible for
Coordination

Fund or Distributor

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

Party Responsible for
Coordination
Fund or Distributor

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A

GWL&A



Party Responsible for Expense

GWL&A

Fund  or  Distributor

GWL&A

Fund  or  Distributor

GWL&A

GWL&A

GWL&A


Party Responsible for Expense

Fund  or  Distributor

Fund  or  Distributor

GWL&A

Fund  or  Distributor

GWL&A

Fund  or  Distributor

GWL&A

Fund  or  Distributor

GWL&A

Fund

Fund

                     Item                    Function               Party Responsible for     Party Responsible
                                                                    Coordination        for Expense
                     Operations of the Fund  All operations  and  related               Fund or Distributor Fund
                                             expenses,  including   the
                                             cost of  registration  and
                                             qualification  of  shares,
                                             taxes on the  issuance  or
                                             transfer of shares, cost  of
                                             management of the
                                             business affairs of the
                                             Fund, and expenses paid
                                             or  assumed  by  the  fund
                                             pursuant to  any  Rule  12b-
                                             I plan
                     Operations of the       Federal registration ofGWL&A               GWL&A
                     Account                 units of separate account
                                             (24-2 fees)


                                    SCHEDULE E
                             Administrative Services
To be performed by GWL&A.
------------------------
A. GWL&A will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both fund and policy information and questions - including:


             respond to Contractowner inquiries delivery of prospectus - both fund and insurance; entry of initial and subsequent orders; transfer of cash to insurance company and/or funds explanations of fund objectives and characteristics; entry of transfers between funds; fund balance and allocation inquiries; mail fund prospectus.

B. For the services, GWL&A shall receive a fee of 0.25% per annum applied to the average daily value of the shares of the fund held by GWL&A's customers, payable by the Adviser directly to GWL&A, such payments being due and payable within 30 (thirty) days after the last day of the quarter to which such payment relates.

C. The Distributor will calculate and GWL&A will confirm on a daily basis for each designated Portfolio the number of shares and the asset balance on which the fee is to be paid pursuant to this agreement. Also provided will be a monthly summary of the reports, expressed in both shares and dollar amounts.

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT



     THIS AMENDMENT TO FUND PARTICIPATION AGREEMENT is made as of this 31st day of December 1999, by and among, GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWL&A"), INSURANCE SERIES (the "Fund") and FEDERATED SECURITIES CORP. (the "Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, GWL&A, the Fund and the Distributor are parties to a certain Participation Agreement, dated October 6th, 1999 (the "Original Agreement"), pursuant to which shares of Portfolios of the Fund, an open-end management investment company registered under the Investment Company Act of 1940, are made available to act as an investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts to be offered by insurance companies, including GWL&A; and

WHEREAS, purchase, redemption and exchange orders are transmitted on behalf of GWL&A, its Accounts and its Contractowners by its affiliate broker-dealer, BenefitsCorp Equities, Inc. ("BCE"); and

WHEREAS, BCE and Federated Securities Corp. have entered into the NSCC Networking and Trading Agreement, dated April 10, 1999 (the "Trading Agreement); and

WHEREAS, GWL&A, the Fund and the Distributor desire to incorporate the terms of the Trading Agreement into the Original Agreement; and

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows, effective as of the date first written above:

          1. The Trading Agreement, attached hereto and incorporated by reference herein, is hereby incorporated by reference into and made a part of the Original Agreement as Schedule F thereto.

          2. Purchase, redemption and exchange orders will be transmitted on behalf of GWL&A, its Accounts and its Contractowners by its affiliate broker-dealer, BCE, in accordance with the terms of the Trading Agreement.

          3. Should one of the parties to the Trading Agreement not currently be a member of the National Securities Clearing Corporation ("NSCC") and/or not trading through NSCC, the terms of the Trading Agreement will apply but the



                                        1

               procedures for communicating all transactions may be modified to accommodate the non-NSCC member/user as agreed to by the Parties.

          4. In the event of a conflict between the provisions of the Trading Agreement and the Original Agreement, the terms of the Trading Agreement shall control.

IN WITNESS WHEREOF, the undersigned duly authorized officers have executed this Amendment in their capacities as such as of the date first written above.


                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                     By: /s/ Ron Laeyendecker
                     Name: Ron Laeyendecker
                     Title:  Vice President


                     INSURANCE SERIES

                     By:  /s/ John W. McGonigle
                     Name:  John W. McGonigle
                     Title: Executive Vice President



                     FEDERATED SECURITIES  CORP.

                     By:  /s/ Richard B. Fisher
                     Name:  Richard B. Fisher
                     Title:  Chairman








                                        2

                 NSCC FUND/SERV NETWORKING AND TRADING AGREEMENT


     THIS AGREEMENT is made and entered into this 14th day of April,1999 by and between BenefitsCorp Equities, Inc, ("BCE"), a Delaware corporation having its principal office and place of business at 8515 East Orchard Road, Englewood, Colorado, 80111, and Federated Securities Corp. ("FSC"), a Pennsylvania corporation having its principal office at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

      WHEREAS, the FSC, a broker/dealer as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934 ("Exchange Act"); has an agreement to provide services to certain bank collective or common trust funds and open-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act") (collectively the "Fund"), and each separate series of a Fund (the "Portfolios"); and

      WHEREAS, FSC has the authority to enter into contracts with third parties that relate to the services it is required to provide to the Fund and its Portfolios; and

      WHEREAS, it is contemplated that qualified employee benefit or retirement plans, nonqualified employee benefit plans and other account holders ("Account Holders") will invest their assets in the Fund or its Portfolios; and

      WHEREAS, BCE, a registered broker/dealer as defined in Section 3(a)(4) or 3(a)(5) of the Exchange Act and member of the National Association of Securities Dealers, ("NASD"), transmits trades to mutual fund companies on behalf of Account Holders; and

      WHEREAS, it is understood that when both BCE and FSC, or other Fund agent, are members of the National Securities Clearing Corporation ("NSCC") the terms and conditions of NSCC membership shall be incorporated herein and the parties hereto shall act accordingly to their duties as NSCC members including but not limited to the duties, procedures and obligations of Matrix Level III Networking as defined by the NSCC on June 1, 1998;

      NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1.    Procedures for Order and Settlement

          (a) FSC, or its agent, shall furnish BCE, for each Fund or Portfolio, by 7:00 PM Eastern Time (ET) the following:(1) the final net asset value information on each business day that the New York Stock Exchange is open for business (each a "Business Day"); and
               (2) in the mm of fixed income or money market funds, the daily accrual or the interest rate factor. All such notifications will be communicated via the NSCC's Networking or Mutual Fund Profile services. Should such services be unavailable for any reason the communication will be made via electronic media acceptable to BCE or facsimile.

          (b) Upon receipt of purchase and redemption instructions from the Account Holders for acceptance as of the close of trading on the New York Stock Exchange ("Close of Trading") on each Business Day ("Instructions"), BCE shall calculate the net purchase or redemption order for each Fund for each omnibus account it maintains (collectively "Account"). Orders for net purchases and/or net redemptions received by BCE, or its agent, prior to the Close of Trading (currently 4:00 p.m. ET) on any given Business Day shall be transmitted to the NSCC by 10:00 a.m. ET on the next Business Day. Subject to BCE's compliance with the foregoing, the Business Day on which instructions are received by BCE, or its agent, in proper form prior to the Close of Trading shall be the date as of which shares of the Funds are deemed purchased or redeemed pursuant to such Instructions. Instructions received in proper form by BCE after the Close of Trading on any given Business Day shall be treated as if received on the next following Business Day. Dividends and capital gains distributions shall be automatically reinvested at net asset value in accordance with the Funds' then current prospectuses.

          (c) BCE shall settle net purchase transactions with FSC pursuant to NSCC rules and procedures and in accordance with the times discussed above.

          (d) FSC shall settle net redemption transactions, as soon as possible but not later than the close of the Fed Wire system on the next Business Day after such redemption orders are communicated to FSC, except as provided in the Fund's Prospectus and Statement of Additional Information. Such settlements will be completed in accordance with the NSCC rules and procedures.

          (e) Federal Reserve Wire Transfer. On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of purchases, or redemptions. Such transactions will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open. These delayed transactions will be processed at the Share Prices for the applicable Fund or Portfolios determined as of the Close of Trading on the Business Day to which the transactions originally related.

               FSC or its agent shall send (via mail, fax, or electronic media) daily confirmations of all trades to BCE no later than the day following the communication of the purchase or redemption order.

2.    Position Files     Daily, FSC shall furnish, or cause to be furnished to,
      BCE information setting forth the position of each Account Holder as of a date determined by BCE. All such notifications will be communicated via the NSCC's Networking service. Should such services be unavailable for any reason the communication will be made via electronic media, facsimile or first class mail.

3. Dividends and Distributions Upon the declaration of each dividend and each capital gain distribution by the Directors of the Fund with respect to shares of the Portfolios, FSC shall furnish, or cause to be furnished to, BCE information setting forth the date of the declaration of such dividend or distribution, the ex-dividend date, the date of payment thereof, the record date as of which shareholders are entitled to payment, the amount payable per share to the shareholders of record as of that date, and the total amount payable on the payment date. This information should be provided to BCE no later than 7:00pm ET on the ex-dividend date. On or before the payment date specified in such resolution of the Directors, FSC, or its agent, will pay to the Accounts sufficient cash to make payment for Portfolio shares as of such payment date. With respect to the reinvestment of dividends and capital gains, the number of shares reinvested shall be furnished to BCE by the following Business Day. AU such notifications will be communicated via the NSCC's Networking or Mutual Fund Profile Services. Should such services be unavailable for any reason the communication will be made via electronic media or facsimile.

4. Verification Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability of, any such transmission as promptly as possible.

5. Trade Corrections In the event of an error in the process of a trade request on behalf of an Account Holder by BCE, FSC shall honor the correction of such trade for a period of no less than 30 days after settlement date of the erroneous trade. AU such corrective transactions will be communicated by BCE via the NSCC's FundServ. Should such services be unavailable for any reason the communication will be made via electronic media, facsimile or overnight mail.

6. Pricing Errors In the event of an error in the computation of a Portfolio(s)'net asset value per share ("NAV") or any dividend or capital gain distribution (each, a 'pricing error'), FSC or the Fund shall immediately notify BCE as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing. A pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share, then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the Portfolio's NAV at the time of the error, then the FSC shall reimburse the Portfolio(s) for any loss, after taking into consideration any positive effect of such error; however, no adjustments to shareholder accounts need be made; and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1% of the Portfolio!s NAV at the time of the error, then FSC or its agent shall reimburse the Portfolio(s) for any reasonably calculated loss, (without taking into consideration any positive effect of such error) and provided, however, that prior to such reimbursement, FSC receives such supporting documentation as may be reasonably requested by FSC, and shall make appropriate adjustments to shareholder's accounts.



                                        2

      The standards set forth in this Section are based on the Parties' understanding of the views expressed by the staff of the Securities and Exchange Commission ("SEC") as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, the parties shall amend the foregoing provisions of this Agreement to comport with the appropriate applicable standards, on terms mutually satisfactory to the parties.

7. Enhanced Trading Capabilitie FSC agrees that should at any time its capabilities are improved or enhanced in any manner to facilitate trading of Funds or Portfolios subject to this Agreement, that BCE shall be advised within 30 days of the initiation of this enhanced trading capability. At no time shall FSC limit BCE from access to enhanced trading capabilities.

8. Blue Sky Matters To the extent feasible, BCE will cooperate with FSC with respect to any requests pertaining to the state of residence as well as the state of domicile of the Account Holders.

9.   Governing Law and Dispute Resolution

      (a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to conflicts of law principles thereof which might refer such interpretations to the laws of a different state or jurisdiction.

      (b) Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Regardless of the outcome of the proceeding, the parties to any arbitration proceeding under this Agreement shall bear their own costs and attorney fees. Fees and costs not attributable to one party shall be shared equally by the parties to the arbitration proceeding. Any decision rendered by an arbitrator or arbitrators, pursuant to this section shall be final and binding upon all parties to the claim or controversy. The decision may be reduced to judgment and enforced in any court of competent jurisdiction. The provisions of this section shall survive the termination of the Agreement.

10. Indemnification FSC and BCE (each an "Indemnitor") shall indemnify and hold harmless the other and its respective officers, directors, partners, employees, trustees, shareholders and agents ("Indemnitees"), against any claims or liabilities suffered by all or any of such Indemnitees to the extent arising out of any, or in connection with any representation, warranty, or obligation under this Agreement, act or commission or omission or the negligence or willful misconduct of the Indemnitor relating to this Agreement or the services rendered hereunder, including reasonable legal fees and other out-pocket costs of investigating and/or defending against any such claim or liability.

FSC agrees to indemnify and bold harmless BCE for any loss incurred by BCE due to errors or delays in the calculation of a Fund's daily net asset value or made by FSC or its agents when transmitting such information to BCE. FSC also agrees to compensate BCE for any reasonable cost of any adjustments made to Account Holders and/or Plan participant accounts arising from such information errors; provided, however, that prior to such compensation, FSC! receives such supporting documentation as may be reasonably requested by FSC.

In providing services pursuant to this Agreement, BCE and FSC, the Fund and its agents shall comply with all applicable Federal and state securities laws and regulations and each party hereto shall fully indemnify the other for any claims or liabilities suffered by such other party, or its officers, directors, partners, employees trustees, shareholders or agents (including reasonable legal fees and other out-of-pocket costs of investigating and/or defending against any such claim or liability), arising from non-compliance by such party with any such laws or regulations.

Promptly after receipt by an indemnitee under this paragraph 10 of notice of the commencement of a claim or action that may be covered hereunder ("Claim"), the indemnitee shall notify the indemnitor of the commencement thereof, provided, however, that the failure to provide such prompt notice to the indemnitor shall not relieve the indemnitor of any liability it may have to an indemnitee unless such failure has prejudiced the defense of such claim. As a condition to indemnification hereunder, the indemnitee shall provide the indemnitor with complete details, documents and pleadings concerning any Claim. The indeninitor will be entitled to participate. in any Claim and may assume the defense thereof with counsel reasonably satisfactory to the indemnitee. However, if the

                                        3

        indeninitee reasonably determines that defenses may be availble to it which are not available to the indemnitor, and which may be inconsistent with the interests of the indemnitor, then the indernnitee shall have the right to assume its own defense, with counsel reasonably satisfactory to the indemnitor. Should this situation arise, the indemnitee will promptly notify the indemnitor in writing of its decision and the reasons therefor. The indemnitor shall remain responsible for the cost of reasonable legal or other expenses incurred as they pertain to the additional or inconsistent defenses of indemnitee. After notice from the indemnitor to the indemnitee of the indemnitor's election to assume the defense of any Claim, the indemnitor will not be liable to any indemnitee under this paragraph 10 for any legal or other expenses subsequently incurred by the indemnitee in connection with the defense of such Claim, except as stated herein. No party shall unilaterally agree to a compromise or settlement of any such claim without the written consent of the other party. Such consent shall not be unreasonably withheld.

      In providing the indemnifications set forth in the immediately preceding paragraphs, each party hereto agrees to maintain such insurance coverage as shall be reasonably necessary under the circumstances.

II. Termination of Agreement This Agreement may be terminated at any time by either party upon ninety (90) prior days written notice to the other party. Notwithstanding the foregoing, this Agreement shall be terminated immediately upon either (i) a material breach by either party not cured within thirty (30) days after notice from the other party, or (ii) upon termination of services from either party to the Account Holder. The provisions of paragraph 10 shall survive any termination of this Agreement.

12. Notice Unless otherwise specified, all notices and other communications hereunder shall be in writing and shall be hand delivered, sent by express delivery, mailed by certified mail or sent via facsimile to the other party at the following address or such other address as each party may give notice to the other:

      If to BCE                             If to FSC:

      8515 East Orchard Road                1001 Liberty Avenue
      Englewood, Colorado 80111
      ATTN: Charles P. Nelson, President    Pittsburgh, Pennsylvania 15222-3779
      CC: Beverly A. Byrne, Secretary       ATTN: Deanne Prezioso
          and Compliance Officer            FAX: (412) 358-6290
       FAX:(303) 689-6544

13.  Amendment, Assisinment and Other Matter

     This Agreement may not be amended except by a writing signed by each of the parties hereto including the deletions of Funds or Portfolios on Schedule A, provided however, a Fund may add additional Funds or Portfolios to Schedule A without written consent. This Agreement shall not be assigned by either party without the reasonable written consent of the other party. This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. The headings in this Agreement are for reference only and shall not affect the interpretation or construction of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of law thereof.








                                                    4

IN WUNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duty authorized officers and such agreement shall become effective as of the date first listed above.



                BenefitsCorp Equities, Inc.                            Date


                By:  /s/ Charles P. Nelson                            3/17/99
                Title: President




                Federated Securities Corp.


                By: /s/________________________                       4/13/99
                Title:







                                        5

                                                          Schedule A

                 Fund Number    Fund Name                                         Cusip    NASDAQ       Share Class
                          31    Arizona Municipal Cash Trust                  314229626                     IS
                          75    Automated Cash Management                     60934N864      ACMXX
                          44    Automated Govt Money Tr                       052831104      AGMXX
                           4   Capital Preservation Fund                      140411109       NA            IS
                          23   Connecticut  Municipal   Cash   Trust          314229105      FCTXX
                         318   Federated Adjustable U.S. Government Fund, Inc.314072109      FADJX          F
                         831   Federated  Aggressive   Growth   Fund          314172875      AGFAX          A
                         832   Federated  Aggressive   Growth   Fund          314172867      AGFBX          B
                         833   Federated  Aggressive   Growth   Fund          314172859      AGFCX          C
                         307   Federated American  Leaders  Fund,  Inc.       313914103      FALDX          A
                         600   Federated American  Leaders  Fund,  Inc.       313914202      FALBX          B
                         235   Federated American  Leaders  Fund,  Inc.       313914301      FALCX          C
                         274   Federated American  Leaders  Fund,  Inc.       313914400      FAUX           F
                          96   Federated  Arms   Fund                         314082108      FEUGX          IS
                          99   Federated  Arms   Fund                         314082207      FASSX          ISS
                         686   Federated Asia  Pacific  Growth  Fund          981487507      APCAX
                         687   Federated Asia  Pacific  Growth  Fund          981487606      APCBX          B
                         688   Federated Asia  Pacific  Growth  Fund          981487705      APCCX          C
                         641   Federated  Bond   Fund                         461444507      FDBAX          A
                         642   Federated  Bond   Fund                         461444606      FDBBX          B
                         643   Federated  Bond   Fund                         461444705      FDBCX          C
                         198   Federated  Bond   Fund                         461444309      ISFHX          F
                         208   Federated California Municipal Income Fund     625922109      FCMIX          F
                         870   Federated California Municipal Securities      625922828      CAMIF          B
                         674   Federated Capital  Appreciation  Fund          314172701      FEDEX          A
                         675   Federated Capital  Appreciation  Fund          314172800      CPABX          B
                         676   Federated Capital  Appreciation  Fund          314172883      CPACX          C
                         692   Federated   Emerging   Markets   Fund          981487804      EMMAX          A
                         693   Federated   Emerging   Markets   Fund          981487887      EMMBX          B
                         694   Federated   Emerging   Markets   Fund          981487879      EMMCX          C
                         326   Federated Equity  Income  Fund,  Inc.          313915100      LEIFX          A
                         629   Federated Equity  Income  Fund,  Inc.          313915209      LEIBX          B
                         241   Federated Equity  Income  Fund,  Inc.          313915308      LEICX          C

                        304-   Federated  Equity  Income  Fund,   Inc.       313915407      LFEIX         F
                      683       Federated European Growth Fund                981487861      EURAX         A
                      694       Federated European Growth Fund                981487853      EURBX         B
                      685       Federated European Growth Fund                981487W      EURCX           C
                      309       Federated Fund for U.S. Government Securities, Inc314182106                FUSGX    A
                      601       Federated Fund for U.S. Government Securities, Inc314182205                FUSBX    B
                      238       Federated Fund for U.S. Government Securities, Inc314182304                FUSCX    C
                       22       Federated Global Equity  Income  Fund       981487697                      A
                       26       Federated Global Equity  Income  Fund       981487689                      B
                       27       Federated Global Equity  Income  Fund       981487671                      C
                      103       Federated Global  Financial  Services       981487663                     A
                      104       Federated Global  Financial  Services       981487655                      B
                      105       Federated Global  Financial  Services       981487648                     C
                       16       Federated GNMA Trust                        314184102      FGMAX          IS
                      101       Federated GNMA Trust                        314184201      FGSSX          ISS
                      166       Federated Government  Income  Securities    313912206      FGOAX          A

                                                              6

                      168       Federated  Government  Income   Securities    313912305      FGOBX         B
                      171       Federated  Government  Income   Securities    313912404      FGOCX         C
                       21       Federated  Government  Income   Securities    313912107      FGOLX         F
                      677       Federated  Growth  Strategies  Fund          314172107        FGSAX        A
                      649       Federated  Growth  Strategies  Fund          314172206       FGSBX         B
                      650       Federated  Growth  Strategies  Fund          314172305       FGSCX         C
                      317       Federated  High  Income  Bond  Fund,  Inc.   314195108       FIUIX         A
                      630       Federated  High  Income  Bond  Fund,  Inc.   314195207        FHBBX        B
                      242       Federated  High  Income  Bond  Fund,  Inc.   314195306       FI9CX         C
                       38       Federated High Yield                         314197104        FHYTX        IS
                       36       Federated Income Trust                       314199100       FICMX         IS
                      102       Federated Income Trust                       314199209       FITSX        ISS
                      626       Federated Institutional Short Duration       3142OblO2       FISDX         IS
                      345       Federated International Equity Fund          4603IP308       FTITX         A
                      627       Federated International Equity Fund          46031P605       FIEBX         B
                      239       Federated International Equity Fund          4603IP407       FIECX         C
                      863       Federated  International  Growth  Fund       981487739                     A
                      864       Federated  International  Growth  Fund       981487721                     B
                      865       Federated  International  Growth  Fund       981487713                     C
                      609       Federated International High  Income  Fund   981487762                     A
                      610       Federated International High  Income  Fund   981487754                     B
                      611       Federated International High  Income  Fund   981487747                     C
                      316       Federated  International  Income  Fund       46031PI00       FTIIX         A
                      628       Federated  International  Income  Fund       46031P506        FTBBX        B
                      240       Federated  International  Income  Fund       4603MO9         FTIBX         C
                      695       Federated International Small Company Fund   981487838       ISCAX         A
                      696       Federated International Small Company Fund   981487820       ISCBX         B
                      697       Federated International Small Company Fund   981487812       ISCCX         C
                      322       Federated  Large  Cap  Growth  Fund          314172842                     A
                      323       Federated  Large  Cap  Growth  Fund          314172834                     B
                      324       Federated  Large  Cap  Growth  Fund          314172826                     C
                      689       Federated  Latin  American   Growth   Fund   981487796     LAMAX           A
                      690       Federated  Latin  American   Growth   Fund   981487788     LAMBX           B
                      691       Federated  Latin  American   Growth   Fund   981487770     LAMCX           C
                      836       Federated  Limited  Duration  Gov't          31428q7O                      is
                      153       Federated Limited Term  Fund,  Inc.          338319106     LTDFX           A
                      273       Federated Limited Term  Fund,  Inc.          338319304     LTFSX           F
                      275       Federated  Limited  Term  Municipal   Fund   338319403     LMINX           A
                      276       Federated  Limited  Term  Municipal   Fund   338319502     LMSFX           F
                      376       Federated Managed Aggressive Growth          56166K701     FMGGX           IS
                      377       Federated Managed Aggressive Growth          56166K800     FMASX          SEL
                      357       Federated  Managed   Growth   and   Income   56166K305     FMRIX           IS
                      359       Federated  Managed   Growth   and   Income   56166K404     MGIFX          SEL
                      360       Federated   Managed   Growth   Fund          56166K503     FMGFX           IS
                      362       Federated   Managed   Growth   Fund          56166K602     MGFUX          SEL
                      355       Federated   Managed   Income   Fund          56166KI07     FMIFX           IS
                      356       Federated   Managed   Income   Fund          56166K206     MINFX          SEL
                      867       Federated  Max  Cap   Fund                   3142OE502                     C
                      39        Federated   Max-Cap   Fund                   31420EI06     FISPX           IS
                      281-      Federated   Max-Cap   Fund                   3142OE403     FMXSX           IS
                      145       Federated Michigan Intermediate              625922703     MMIFX           A
                      151       Federated   Mid-Cap    Fund                  3142OE205     FMDCX           IS
                      868       Federated  Mini  Cap  Fund                   3142OE601                     C

                                                             7


                      149      Federated Mini-Cap Fund                       31420E304     FMCPX           IS
                      835      Federated Mortgage Fund                       31428Q887     FGFIX           IS
                      837      Federated Mortgage Fund                       31328Q804     FGFSX           SS
                      167      Federated Municipal Opportunities Fund, Inc.  313910200                     A
                      170      Federated Municipal Opportunities Fund, Inc.  313910309     FMOBX           B
                      214      Federated Municipal Opportunities Fund, Inc.  313910408     FMNCX           C
                      310      Federated Municipal Opportunities Fund, Inc.  313910101     FHTFX           F
                      384      Federated Municipal Securities Fund, Inc.     313913105     LMSFX           A
                      602      Federated Municipal Securities Fund, Inc.     313913204     LMSBX           B
                      243      Federated Municipal Securities Fund, Inc.     313913303     LMSCX           C
                      209      Federated New York Municipal Income Fund      625922208     NYIFX           A
                      313      Federated Ohio Municipal Income Fund          625922307     OMIFX           F
                      311      Federated Pennsylvania Municipal Income Fund  625922205     PAMFX           A
                      842      Federated Pennsylvania Municipal Income Fund  625922836     PAMIF           B
                       65      Federated Short-Term Income Fund              31420C209     FSTIX           IS
                      161      Federated Short-Term Income Fund              31420C308     FSISX           ISS
                       24      Federated Short-Term Municipal Fund           313907107     FSHIX           IS
                      289      Federated Short-Term Municipal Fund           313907206     FSHSX           ISS
                      655      Federated Small Cap Strategies Fund           314172404                     A
                      656      Federated Small Cap Strategies Fund           314172503                     B
                      657      Federated Small Cap Strategies Fund           314172602     SMCCX           C
                       11      Federated Stock and Bond Fund, Inc.           313911109     FSTBX           A
                      373      Federated Stock and  Bond  Fund,  Inc.        313911208     FSBBX           B
                      608      Federated Stock and  Bond  Fund,  Inc.        313911307     FSBCX           C
                       19      Federated Stock Trust                         313900102     FSTKX           IS
                      381      Federated Strategic Income Fund               338319700     STIAX           A
                      652      Federated Strategic Income Fund               338319866     SINBX           B
                      382      Federated Strategic Income Fund               338319809     SINCX           C
                      383      Federated Strategic Income Fund               338319882     STFSX           F
                      328      Federated Total Return Bond Fund              31428Q101                     IS
                      288      Federated Total Return Bond Fund              31428Q507                     ISS
                      830      Federated Total Return Limited Duration Fund  31428Q408                     IS
                      314      Federated Total Retum Limited Duration Fund   31428Q309                     ISS
                       86      Federated U.S. Government Bond                314284100     FEDBX           IS
                        9      Federated U.S. Government Securities 1-3 Years31428M100     FSGVX           IS
                      100      Federated U.S. Government Securities 1-3 Years31428M209     FSGIX           ISS
                       47      Federated US.  Government Securities 2-5 Years31428P103     FIGTX           IS
                      192      Federated U.S. Government Securities 2-5 Years31428P202     FIGIX           ISS
                      647      Federated U.S. Government Securities 5-10 Years31428S107    FGVIX           IS
                      648      Federated U.S. Government Securities 5-10 Years31428S206    FGVUX           ISS
                      838      Federated Ultra Short Bond Fund               31428q606                     ISS
                      312      Federated Utility Fund, Inc.                  314286105     LBUTX           A
                      631      Federated Utility Fund, Inc.                  314286204     LBUBX           B
                      244      Federated Utility Fund, Inc.                  314286303     LBUCX           C
                      374      Federated Utility Fund, Inc.                  314286402     FEUTX           F
                      379      Federated World Utility Fund                  981487101     WUFAX           A
                      645      Federated World Utility Fund                  981487309     WUFBX           B
                      646      Federated World Utility Fund                  981487408     WUFCX           C
                      380      Federated World Utility Fund                  981487200     WUFFX           F
                      698      Florida Municipal Cash Trust                  314229683                     CII
                      625      Florida Municipal Cash Trust                  314229758     FLMXX           IS
                      651      Georgia Municipal Cash Trust                  314229691     GAMMX
                      395      Government Obligations Fund                   60934N807     GOSXX           ISS


                                       8




                     637       Government Obligations Tax Managed Fund      60934N849     GTSXX          ISS
                     303       Intermediate  Income  Fund                   3142OC407     FIIFX          IS
                     348       Intermediate  Income  Fund                   3142OC506     INISX          ISS
                      78       Intermediate Municipal Trust                 458810108     FIMTX          IS
                     331       Liberty U.S. Government Money Market         531485100     LUGXX            A
                     634       Liberty U.S, Government Money Market         531485209                      B
                     378       Maryland Municipal  Cash  Trust              314229774      MDMXX
                      87       Massachusetts Municipal Cash Trust           314229303      MMCXX
                      71       Minnesota  Muni   Cash                       314229873      MNMXX           CS
                      81       Minnesota  Muni   Cash                       314229402      FEMXX           IS
                     349       Money Market Management                      609346200      MMMXX
                      92       Money Market Trust                           609900105      MMTXX
                     369       Municipal Cash  Series                       147551303      CMSXX          CTS
                     128       New Jersey Municipal Cash Trust              314229709      NJSXX          ISS
                      12       New York Municipal  Cash  Trust              314229741      FNTXX          ISS
                     321       North Carolina Muni Cash  Trust              314229782      NCMXX           SS
                     194     Ohio Muni Cash Trust                           314229840      FOHXX          CH
                     300     Pennsylvania Intermediate Municipal Trust      458810306      PIMTX
                     150     Pennsylvania Municipal Cash Trust              314229881      PACXX          CTS
                       8     Pennsylvania Municipal Cash Trust              314229204      FPAXX          ISS
                     372     Prime Cash Series                              147551105      CTPXX          CTS
                     396     Prime Obligations Fund                         60934N708      PRSXX          ISS
                     856     Prime Value Obligation                         608912507
                     365     Tax Free Instruments Trust                     876924101      TFLXX
                     295     Tax Free Instruments Trust                     876924200                      SS
                      15     Tax-Free Obligations  Fund                     60934N401      TBLXX
                     397     Tax-Free Obligations  Fund                     60934N880      TBSXX          ISS
                     849     Tennessee Municipal Cash  Trust                314229642      TNMXX           IS
                     850     Tennessee Municipal Cash  Trust                314229634      TNSXX          ISS
                     839     Tower Cash Reserves                            891836801                      B
                     398     Treasury Obligations  Fund                     60934N872      TOSXX          ISS
                     632     U.S. Treasury Cash Reserves                    314186503      TISXX          ISS
                     287     Virginia Muni Cash                             314229824      VACXX          SS


                             PARTICIPATION AGREEMENT

                                      Among

                       VARIABLE INSURANCE PRODUCTS FUND II

                        FIDELITY DISTRIBUTORS CORPORATION

                                       and

                   GREAT-WEST LIFE & ANNUITYINSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 1st day of February, 1994 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, (hereinafter the "Company"), a Colorado corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND II, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the " 1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 193 3, as amended (hereinafter the " 193 3 Act"); and

WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

                         ARTICLE 1. Sale of Fund Shares

1. 1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1. 1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission. The Fund shall make its net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time, the same day) and shall use its best efforts to make such net aset value per share available by 7 p.m. Eastern time. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles 1, 111, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement; or (d) the Fund or Underwriter consents to the use of such other investment company; and Underwriter shall be under a duty of good faith and shall not unreasonably withhold its consent concerning the addition of a particular additional investment company or companies.

1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1. 1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2. 10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

                   ARTICLE II. Representations and Warranties

2. 1. The Company represents and wan-ants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 10-7-401 et. seq. of the Colorado Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.


2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Colorado and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4. The Company represents that the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule l2b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b- I to finance distribution expenses.

(b) With respect to Service Class shares, the Fund has adopted a Rule l2b-1 Plan under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has aboard of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved the Fund's Rule 12b-1 Plan to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b- I Plan will be approved by a similarly constituted board of trustees.

2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Colorado and the Fund and the


Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Colorado to the extent required to perform this Agreement.

2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Colorado and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

2. 10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III. Prospectuses and Proxy Statements; Voting

3. 1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of


Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available without charge from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in
Section 3.1 and 3.2) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4. If and to the extent required by law the Company shall:

(i)  solicit voting instructions from Contract owners;

(ii) vote the Fund shares in accordance with instructions received from Contract owners; and

(iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to


Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (Le., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses

5. 1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                           ARTICLE VI. Diversification

6. 1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817

                        ARTICLE VII. Potential Conflicts

7. 1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. Indemnification

8. 1. Indemnification By The Comp

8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8. 1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2. Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified


Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Indemnified Parties agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3. Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

9. 1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination


10.1. This Agreement shall continue in full force and effect until the first to occur of

(a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

(b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof, or

(f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or


(h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10. 1 (h) shall be effective forty five (45) days after the notice specified in Section 1.6(b) was given.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do SO.

                               ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:
        82 Devonshire Street
        Boston, Massachusetts 02109
        Attention: Treasurer




If to the Company:

Great-West Life &Insurance Company
8515 East Orchard Road Englewood, Colorado 80111
Attention: Asst. Vice President, Savings Products

If to the Underwriter:
        82 Devonshire Street
        Boston, Massachusetts 02109
        Attention: Treasurer

                           ARTICLE XII. Miscellaneous

12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.


12.7 The Fund and Underwriter agree that to the extent any advisory or other fees received by the Fund, the underwriter or the Adviser are determined to be unlawful in legal or administrative proceedings under the 1973 NAIC model variable life insurance regulation in the states of California, Colorado, Maryland or Michigan, the Underwriter shall indemnify and reimburse the Company for any out of pocket expenses and actual damages the Company has incurred as a result of any such proceeding; provided however that the provisions of Section 8.2(b) of this and 8.2(c) shall apply to such indemnification and reimbursement obligation. Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund and/or the Underwriter under this Agreement.

12.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.9. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.

12.10. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a)the Company's annual statement (prepared under statutory

accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b)the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

(c) any financial statement, proxy statement, notice or report of the

Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof,

(e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

12. 11. No party shall be liable for damages for its failure to provide any service required by this Agreement due to an act of God, fire, explosion, power failure or strike not caused by its negligence . However, in the event of any such occurrence, each party will use its best efforts to restore the service provided under this Agreement.


             IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date first specified above.



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

        By:  /s/ Debra Esker Cunningham
        Title:    Assistant Vice President, Savings Products
        Date:    2/3/94

VARIABLE INSURANCE PRODUCTS FUND

        By:  /s/ J. Larry Burkhead
        Title:    Senior Vice President
        Date:    2/16/94

FIDELITY DISTRIBUTORS CORPORATION

        By:  /s/ Kurt A. Lange
        Title:    President
        Date:    2/8/94

                                   Schedule A
                                    Accounts


Date of Resolution(s) of Company's
Name(s) of Account(s)                   Board which Established the Accounts(s)

FutureFunds Series Account                                    11/15/83
Maxim Series Account                                          06/24/81
Pinnacle Series Account                                       01/31/85

                                   Schedule B
                                    Contracts

1.  Contract Form(s)
                                     GTDAMF 92 Vol
                                     GTDAMF 92 ER
                                     GTSMF 184-1
                                     GTSAMF 191
                                     J401



                                   SCHEDULE C
                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to, the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

a.  name (legal name as found on account registration)
b.  address
C.  Fund or account number
d.  coding to state number of units
e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)
(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)


5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

a. Voting Instruction Card(s)

b. One proxy notice and statement (one document)

c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

d. "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7. Package mailed by the Company. The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8. The Company represent that its procedure for tabulating proxy votes is in accordance with SEC rules and regulation, and that its procedures will not deviate so substantially from the procedures used by other companies investing in the Funs as to cause the Fund to fail to comply with the terms and conditions of the Shared Funding Exemptive Order.

9. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

10. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

11. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

12. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

13. All approvals and "signing-off 'maybe done orally, but must always be followed up in writing.

                             PARTICIPATION AGREEMENT

                                      Among

                        VARIABLE INSURANCE PRODUCTS FUND,

                        FIDELITY DISTRIBUTORS CORPORATION

                                       and

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

THIS AGREEMENT, made and entered into this 1st day of February, 1994 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, (hereinafter the "Company"), a Colorado corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and


WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

WHEREAS, the Company has registered or will register certain variable life and variable annuity contracts under the 1933 Act; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to one or more variable life and annuity contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE 1. Sale of Fund Shares

1. 1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1. 1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 4:00 p.m. Boston time on the same Business Day. Company shall wire federal funds to pay for the shares by 2:00 p.m. on the following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission

1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission. The Fund shall make its net asset value per share available to the Company on those days on which the Fund calculates its net asset value as soon as reasonably practicable after the net asset value per shares is calculated (normally by 6:30 p.m. Eastern Time on the same day). Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles 1, 111, V, VII and Section 2.5 of Article 11 of this Agreement is in effect to govern such sales.

1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed in accordance with the then current prospectus for the Fund after receipt by the Fund of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

1.6. The Company agrees to purchase and redeem the shares of each Portfolio offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts and variable life policies with the form number(s) which are listed on Schedule B attached hereto and incorporated herein by this reference, as such Schedule B may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 30 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement; or (d) the Fund or Underwriter consents to the use of such other investment company; and Underwriter shall be under a duty of good faith and shall not unreasonably withhold its consent concerning the addition of a particular additional investment company or companies in connection with a specific case if the addition of such company or companies is specifically requested by the plan sponsor.

1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.8. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

ARTICLE 11. Representations and Warranties

2. 1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 10-7-401, et se . of the Insurance Code of the State of Colorado, and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Colorado and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.


2.4. The Company represents that the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b- I Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b- I to finance distribution expenses.

2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Colorado and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Colorado to the extent required to perform this Agreement.

2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Colorado and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

2. 10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(I) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individual s/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less than the minimal coverage as required currently by entities subject to the requirements of Rule 17g- I of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

ARTICLE Ill. Prospectuses and Proxy Statements: Voting

3. 1. The Underwriter shall provide the Company (at the Company's expense) with as many copies of the Fund's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense).

3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the
Fund), and the Underwriter (or the Fund), at its expense, shall print and provide such Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.

3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4. If and to the extent required by law the Company shall:

     (i) solicit voting instructions from Contract owners;

    (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

   (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received:

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

4. 1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee object to such use within fifteen Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee object to such use within fifteen Business Days after receipt of such material.

4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

ARTICLE V. Fees and Expenses

5. 1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b- I to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Fund's shares.

5.3. The Company shall bear the expenses of printing and distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

ARTICLE VI. Diversification

6. 1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations.

ARTICLE VII. Potential Conflicts

7. 1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e- is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and
(b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

8. 1. Indemnification By The Company

8. 1 (a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof

8.1 (b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified


Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1 (c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8. 1 (d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2. Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares: or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3. Indemnification By the Fund

8.3 (a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the "Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX. Applicable Law

9. 1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination
           ------------

of:

10.1. This Agreement shall continue in full force and effect until the first to occur

(a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

(b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or


(d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof, or

(f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any , termination under this Section 10. 1 (h) shall be effective forty five (45) days after the notice specified in Section 1.6(b) was given.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all "Existing Contracts" in effect on the effective date of termination of this Agreement. "Existing Contracts shall be
(a) all Contracts in effect on the effective date of termination of this Agreement, and (b) each Contract funding a Section 457 plan issued by the Company after termination, provided (i) the Company has a bid to fund such
Section 457 plan outstanding on the date notice of termination is given, and
(ii) issuance of such Contract results directly from such bid. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated transactions, or
(ii) as required by state and/or federal laws or


regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause
(ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:
     82 Devonshire Street
     Boston, Massachusetts 02109
     Attention: Treasurer

 If to the Company:
        Great-West Life & Annuity Insurance Company
        8515 E. Orchard Road
        Englewood, CO    80111
        Attention: Asst. Vice President, Saving Products


If to the Underwriter:
     82 Devonshire Street
     Boston, Massachusetts 02109
     Attention: Treasurer

ARTICLE XII. Miscellaneous

12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.



12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.7 The Fund and Underwriter agree that to the extent any advisory or other fees received by the Fund, the Underwriter or the Adviser are determined to be unlawful in legal or administrative proceedings under the 1973 NAIC model variable life insurance regulation in the states of California, Colorado, Maryland or Michigan, the Underwriter shall indemnify and reimburse the Company for any out of pocket expenses and actual damages the Company has incurred as a result of any such proceeding; provided however that the provisions of Section 8.2(b) of this and 8.2(c) shall apply to such indemnification and reimbursement obligation. Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund and/or the Underwriter under this Agreement.

12.8. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12 9. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perforrn the obligations of the Underwriter under this Agreement.

12.10. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a) the Company's annual statement prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP")), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b) the Company's quarterly statements (statutory and GAAP), as soon as practical and in any event within 45 days after the end of each quarterly period:

(c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/ or policyholders, as soon as practical after the delivery thereof to stockholders;


(d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof,

(e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

12.11. No party shall be liable for damages for its failure to provide any service required by this Agreement due to an act of God, fire, explosion, power failure, strike or electronic data processing equipment failure not caused by its negligence or any other occurrence not within its reasonable control. However, in the event of any such occurrence, each party will use its best efforts to restore the service provided under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



GREAT-WEST LIFE & ANNUITY INAURANCE COMPANY

By:  /s/  Debra Esker Cunningham
Title:  Asst. Vice President, Savings Products
Date: 2/3/94

VAIRABLE INSURANCE PRODUCTS FUND

By:  /s/ J. Larry Burkhead
Title:   Senior V. P.
Date:  2/16/94

FIDELITY DISTRIBUTORS CORPORATION

By:  /s/ Kurt A. Lange
Title: President
Date 2/8/94



                                   Schedule A
                                    Accounts

Name(s) of Account(s)

Date of Resolution(s) of Company's
Board which Established the Account(s)

         FutureFunds Series Account                    11/15/83
         Maxim Series Account                           6/24/81
         Pinnacle Series Account                        1/31/85


                                   Schedule B
                                    Contracts


1.      Contract Forms(s)

                        GTD AMF 92 Vol
                        GTD AMF 92 ER
                        GTS MF 184-1
                           J 401


                                   SCHEDULE C
                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape ran", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/ policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide at least one copy of the last Annual Report to the Company.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Votmg Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:
     a. name (legal name as found on account registration)
     b. address
     c. Fund or account number
     d. coding to state number of units
     e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

 (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

a. Voting Instruction Card(s)
b. One proxy notice and statement (one document)
c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
d. "urge buckslip" -optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.   Package mailed by the Company.
* The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8. The Company represents that its procedure for tabulating proxy votes is in accordance with SEC rules and regulations, and that its procedures will not deviate so substantially from the procedures used by other companies investing in the Fund as to cause the Fund to fail to comply with the terms and conditions of the Shared Funding Exemptive Order.

9. The actual tabulation of votes is done in units, which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.)

10. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

11. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

12. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

13. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                   First Amendment to Participation Agreement

Great-West Life & Annuity Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation, in consideration of their mutual promises made herein, hereby amend their Participation Agreement ("Agreement"), dated February 1, 1994 by doing all of the following:

I.   Revising the recitals to indicate, wherever appropriate, that

   WHEREAS, the variable life insurance and/or variable annuity products identified on Schedule A hereto ("Contract's") have been or will be registered by the Company under the Securities Act of 1933, unless such Contracts are exempt from registration thereunder; and

   WHEREAS, the Company has registered or will register the Separate Accounts identified on Schedule A as unit investment trusts under the 1940 Act, unless such Accounts are exempt from registration thereunder.


II.  Replacing section 2.1 in its entirety with the following:

   The Company represents and warrants that the Contracts are or will be registered under the 1933 Act or are exempt from registration thereunder; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under the Insurance Code of the State of Colorado and, unless exempt from registration thereunder, has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.




III.  Replacing section 2.5 in its entirety with the following:

   2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are ot interested persons of the Fund, formulate and approve any plan under Rul 12b-1 to finance distribution expenses. any issuance or sale thereof as a segregated asset account under the Insurance Code of the State of Colorado and, unless exempt from registration thereunder, has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

   (b) With respect to Service Class shares and Service Class 2 shares, the Fund has adopted Rule 12b-1 Plans under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

IV. Replacing section 3.1 in its entirety with the following:

     3.1 The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and /or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contract and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.




IN WITNESS WHEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of November 1, 2000.

Great-West Life & Annuity Insurance       Variable Insurance Products Fund
                                          Company


        By: /s/ Ron Laeyendecker          By:  /s/ Robert C. Pozen
        Name:  Ron Laeyendecker           Name: Robert C. Pozen
        Title:   Vice President           Title:  Senior Vice President



                                          Fidelity Distributors Corporation


                                          By:  /s/ Kevin J. Kelly
                                          Name: Kevin J. Kelly
                                          Title:  Vice President


                                   SCHEDULE A
                                    Accounts

Name(s) of Account(s)                              Date of Resolution(s) of
                                                   Company's Board which
                                                   Established the Account(s)



FutureFunds Series Account _________________________ November 15, 1983 Maxim Series Account _______________________________ June 24, 2981
COLI VUL - 1 Series Account ________________________ July 23, 1997
COLI VUL - 2 Series Account ________________________ November 25, 1997



                                   SCHEDULE B
                                    Contracts

Contract Form(s)
GTD AMF 92 Vol
GTD AMF 92ER
GTS MF 184-1
GTS AMF 191
J401
J355
J350


                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

Great-West Life & Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated February 1, 1994, as amended, by doing the following:

1 . Deleting Schedules A and B entirely and replacing them with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures,

intending that this Amendment be effective as of the 1st day of May, 2001.



   GREAT-WEST LIFE & ANNUITY COMPANY

   By:  /s/ Ron Laeyendecker
          Ron Laeyendecker
          Vice President

   VARIALBLE INSURANCE PRODUCTS FUND

    By:  /s/ Robert C. Pozen
           Robert C. Pozen
           Senior Vice President

   FIDELITY DISTRIBUTORS CORPORATION

   By:  /s/  Mike Kellogg
           Mike Kellogg
           Executive Vice President


                                   Schedule A
                                Separate Accounts

Name(s) of Separate Account(s)                  Policy Form Numbers of
and Date Established                  Contracts Funded by Separate Account(s)

FutureFunds Series Account                         GTD AMF 92Vol
November 15, 1983                                  GTD AMF 92ER
                                                   GTS MF 184-1
                                                   GTS AMF 191

Maxim Series Account                               J401
June 24, 1981                                      J410

Pinnacle Series Account                            J320
January 31, 1985

COLI VUL - 1 Series Account                        J350
November 25, 1997


COLI VUL - 2 Series Account                        J355
November 25, 1997

Key Business COLI VUL - 7 Series Account           J350
November 23, 1999


                   First Amendment to Participation Agreement

Great-West Life & Annuity Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation, in consideration of their mutual promises made herein, hereby amend their Participation Agreement ("Agreement"), dated May 1, 1999 by doing all of the following:

I.   Revising the recitals to indicate, wherever appropriate, that

   WHEREAS, the variable life insurance and/or variable annuity products identified on Schedule A hereto ("Contract's") have been or will be registered by the Company under the Securities Act of 1933, unless such Contracts are exempt from registration thereunder; and

   WHEREAS, the Company has registered or will register the Separate Accounts identified on Schedule A as unit investment trusts under the 1940 Act, unless such Accounts are exempt from registration thereunder.


II.     Replacing section 1.6 in its entirety with the following:

        The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity and life insurance contact with the form number(s) which are listed on Schedule A attached hereto and incorporate herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objective and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 30 days written notice of its attention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement; or (d) the Fund or Underwriter prior to their signing this Agreement; or (d) the Fund or Underwriter consents to the use of such other investment company; and Underwriter consents to the use of such other investment company; and Underwriter shall be under a duty of good faith and shall not unreasonably withhold its consent concerning the addition of a particular additional investment company or companies.




III.  Replacing section 2.1 in its entirety with the following:

   The Company represents and warrants that the Contracts are or will be registered under the 1933 Act or are exempt from registration thereunder; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under the Insurance Code of the State of Colorado and, unless exempt from registration thereunder, has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

IV. Replacing section 2.5(b) in its entirety with the following:

(b) With respect to Service Class shares and Service Class 2 shares, the Fund has adopted Rule 12b-1 Plans under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

V. Adding the following to section 3.1:

Wherever the term "prospectus" is used in this Agreement in relation to the Contracts or the Accounts, the term shall be deemed to include each prospectus, registration statement, private offering memorandum or other disclosure document for the Contract or the Account.



VI. Replacing section 4.6 in its entirety with the following:

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, Disclosure Documents, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities or, if a Contract and its associated Account are exempt from registration, at the time such documents are first published.

VII. Replacing section 5.3 in its entirety with the following:

5.3. The Company shall bear the expenses of distributing the Fund's prospectus and reports to owners of Contracts issued by the Company. The Fund shall bear the costs of soliciting Fund proxies from Contract owners, including the costs of mailing proxy materials and tabulating proxy voting instructions, not to exceed the costs charged by any service provider engaged by the Fund for this purpose. The Fund and the Underwriter shall not be responsible for the costs of any proxy solicitations other than proxies sponsored by the Fund.

VII.  Replacing Schedule A with the Revised Schedule A, attached.



IN WITNESS WHEREOF, each party has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of November 1, 2000.

Great-West Life & Annuity Insurance    Variable Insurance Products Fund
                                       Company


        By: /s/ Ron Laeyendecker       By:  /s/ Robert C. Pozen
        Name:  Ron Laeyendecker        Name: Robert C. Pozen
        Title:   Vice President        Title:  Senior Vice President



                                        Fidelity Distributors Corporation


                                         By:  /s/ Kevin J. Kelly
                                         Name: Kevin J. Kelly
                                         Title:  Vice President


                                   SCHEDULE A
                    Separate Accounts and Associate Contracts

Name of Separate Account                    Policy Form Numbers of Contracts
And Date Established                        by Separate Account



FutureFunds Series Account                         November 15, 1983
                                                   GTDAMF92 VOL

                                                   GTDAMF92 ER


                                                   GTSMF184-1

                                                   GTSAMF191


Maxim Series Account                               June 24, 2981
                                                   J401

                                                   J410

COLI VUL - I Series Account COLI VUL - 1 Series Account   July 23, 1997
                                                          J350

COLI VUL - I Series Account COLI VUL - 2 Series Account   November 25, 1997
                                                          J355



                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT

Great-West Life & Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated February 1, 1994, as amended, by doing the following:

1 . Deleting Schedules A and B entirely and replacing them with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures,

intending that this Amendment be effective as of the 1st day of May, 2001.



   GREAT-WEST LIFE & ANNUITY COMPANY

   By:  /s/ Ron Laeyendecker
          Ron Laeyendecker
          Vice President

   VARIALBLE INSURANCE PRODUCTS FUND

    By:  /s/ Robert C. Pozen
           Robert C. Pozen
           Senior Vice President

   FIDELITY DISTRIBUTORS CORPORATION

   By:  /s/  Mike Kellogg
           Mike Kellogg
           Executive Vice President


                                   Schedule A
                                Separate Accounts

Name(s) of Separate Account(s)               Policy Form Numbers of
and Date Established                   Contracts Funded by Separate Account(s)

FutureFunds Series Account                         GTD AMF 92Vol
November 15, 1983                                  GTD AMF 92ER
                                                   GTS MF 184-1
                                                   GTS AMF 191

Maxim Series Account                               J401
June 24, 1981                                      J410

COLI VUL - I Series Account                        J350
November 25, 1997


COLI VUL - 2 Series Account                        J355
November 25, 1997

Key Business COLI VUL - 7 Series Account           J350
November 23, 1999

                          FUND PARTICIPATION AGREEMENT


TABLE OF CONTENTS

ARTICLE I.           Sale of Fund Shares .............................3

ARTICLE II. Representations and Warranties ...........................7

ARTICLE III. Prospectuses and Proxy Statements; Voting ..............11

ARTICLE IV. Sales Material and Information ..........................13

ARTICLE V. Fees and Expenses ........................................15

ARTICLE VI. Diversification and Qualification  ..................... 16

ARTICLE VII. Potential Conflicts and Compliance With
                  Mixed and Shared Funding Exemptive Order ..19

ARTICLE VIII Indemnification .......................................22

ARTICLE IX Applicable Law ..........................................32

ARTICLE X. Termination .............................................32

ARTICLE XI. Notices ................................................35

ARTICLE XII. Miscellaneous .........................................36

SCHEDULE A  Contracts ..............................................39

SCHEDULE B Designated Portfolios ...................................40

SCHEDULE C Report per Section 6.6 ..................................41

SCHEDULE D Expenses ................................................43








                             PARTICIPATION AGREEMENT

                                      Among

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                    INVESCO Variable Investment Funds, Inc.,

                           INVESCO Funds Group, Inc.,

                                       and

                           INVESCO Distributors, Inc.


THIS AGREEMENT, made and entered into as of this 18 day of June, 1999 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate
Accounts: the COLI VUL Series Account 2 and the FutureFunds Series Account (collectively the "Account"); INVESCO Variable Investment Funds, Inc., a corporation organized under the laws of Maryland (hereinafter the "Fund"); INVESCO Funds Group, Inc. (hereinafter the "Adviser"), a corporation organized under the laws of Delaware; and INVESCO Distributors, Inc. , a corporation organized under the laws of Delaware (hereinafter the "Distributor").

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies"); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and


WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated December 29, 1993 (File No. File No. 812-8590), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

WHEREAS, GWL&A has registered certain variable annuity contracts supported wholly or partially by the Account (the "Contracts") under the 1933 Act and said Contracts are listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement; and


WHEREAS, the Account(s) are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and

WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule B attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Account to fund the Contracts; and

NOW, THEREFORE, in consideration of their mutual promises, GWL&A, the Fund, the Distributor and the Adviser agree as follows:

ARTICLE 1.           Sale of Fund Shares

1.1. The Fund agrees to sell to GWL&A those shares of the Designated Portfolio(s) which the Account orders, executing such orders on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Portfolios. For purposes of this
Section 1. 1, GWL&A shall be the designee of the Fund for receipt of such orders and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such order by 12:00 noon Eastern time on the next following Business Day.

"Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

1.2. The Fund agrees to make shares of the Designated Portfolio(s) available for purchase at the applicable net asset value per share by GWL&A and the Account on those days on which the Fund calculates its Designated Portfolio(s)' net asset value pursuant to rules of the SEC, and the Fund shall calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. The Fund will not sell shares of the Designated Portfolio(s) to any other Participating Insurance Company separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.5, 3.6, 3.7, and Article VII of this Agreement is in effect to govern such sales.

1.4. The Fund agrees to redeem for cash, on GWL&A!s request, any full or fractional shares of the Fund held by GWL&A, executing such requests on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the request for redemption.

Requests for redemption identified by GWL&A, or its agent, as being in connection with surrenders, annuitizations, or death benefits under the Contracts, upon prior written notice, may be executed within seven (7) calendar days after receipt by the Fund or its designee of the requests for redemption. This Section 1.4 may be amended, in writing, by the parties consistent with the requirements of the 1940 Act and interpretations thereof For purposes of this
Section 1.4, GWL&A shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such request for redemption by 12:00 noon Eastern time on the next following Business Day.

The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares 'may be sold to other Participating Insurance Companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.

1.6. GWL&A shall pay for Fund shares by or prior to the close of the Fed funds wire system on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire and/or by a credit for any shares redeemed the same day as the purchase.

1.7. The Fund shall pay and transmit the proceeds of redemptions of Fund shares by or prior to the close of the Fed funds wire system on the next Business Day after a redemption order is received in accordance with Section 1.4 hereof Payment shall be in federal funds transmitted by wire and/or a credit for any shares purchased the same day as the redemption.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to GWL&A or the Account. Shares ordered from the Fund will be recorded in an appropriate title for the Account or the appropriate sub-account of the Account.

1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to GWL&A of any income, dividends or capital gain distributions payable on the Designated Portfolio(s)' shares. GWL&A hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio.


GWL&A reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify GWL&A by the end of the next following Business Day of the number of shares so issued as payment of such dividends and distributions.

1.10. The Fund shall make the net asset value per share for each Designated Portfolio available to GWL&A on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:00 p.m. Eastern time. In the event of an error in the computation of a Designated Portfolio's net asset value per share ("NAV") or any dividend or capital gain distribution (each, a "pricing error"), the Adviser or the Fund shall immediately notify GWL&A as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article XI of this Agreement. A pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share, then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Adviser shall reimburse the Designated Portfolio for any loss, after taking into consideration any positive effect of such error, however, no adjustments to Contractowner accounts need be made; and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Adviser shall reimburse the Designated Portfolio for any loss (without taking into consideration any positive effect of such error) and shall reimburse GWL&A for the costs of adjustments made to correct Contractowner accounts in accordance with the provisions of Schedule D. If an adjustment is necessary to correct a material error which has caused Contractowners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contractowners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A for crediting of such amounts to the applicable Contractowners accounts.

Upon notification by the Adviser of any overpayment due to a material error, GWL&A shall promptly remit to Adviser any overpayment that has not been paid to Contractowners; however, Adviser acknowledges that GWL&A does not intend to seek additional payments from any Contractowner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall GWL&A be liable to Contractowners for any such adjustments or underpayment amounts. A pricing error within categories (b) or (c) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.

The standards set forth in this Section 1.10 are based on the Parties' understanding of the views expressed by the staff of the SEC as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, the parties shall amend the foregoing provisions of this Agreement to comport with the appropriate applicable standards, on terms mutually satisfactory to all Parties.

ARTICLE H. Representations and Warranties

2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and wan-ants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.


2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act.

The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

2.3. The Fund reserves the right to adopt a plan pursuant to Rule l2b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund and Adviser agree to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

2.4. The Fund represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement. The Fund further represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with the insurance laws of the State of Colorado and all applicable state insurance and securities laws. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. GWL&A and the Fund will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any


Law Change that becomes known to either party. In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised GWL&A that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders with an explanation regarding why such action is lawful, any action required by a Law Change will be taken.

2.5. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

2.6. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

2.7. The Distributor represents and wan-ants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.



2.8. The Fund and the Adviser represent and warrant that all of their respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.


2.9. The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule D attached hereto and incorporated herein by reference.

2.10. GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986 as amended ("the Code"), that the Contracts are currently and at the time of issuance will be treated as annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition, GWL&A represents and warrants that the Account is a "segregated asset account" and that interests in the Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. GWL&A represents and wan-ants that it will not purchase Fund shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.


ARTICLE III. Prospectuses and Proxy Statements; Voting

3.1. At least annually, the Adviser or Distributor shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contractowners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule D hereof. If requested by GWL&A in lieu thereof, the Adviser, Distributor or Fund shall provide such documentation (including a camera-ready copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund and Adviser agree that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAP) for the Fund be distributed to all Contractowners, then the Fund, Distributor and/or the Adviser shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners. The Adviser, Distributor and/or the Fund shall also provide SAIs to any Contractowner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

3.3. The Fund, Distributor and/or Adviser shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners.

3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor, the Adviser or the Designated Portfolio(s) provided in writing by the Fund, the Distributor or the Adviser, neither the Fund, the Distributor nor Adviser are responsible for the content of the prospectus or SAI for the Contracts.

3.5. If and to the extent required by law GWL&A shall:

(i)    solicit voting instructions from Contractowners;

(ii) vote the Designated Portfolio(s) shares held in the Account in accordance with instructions received from Contractowners: and

(iii) vote Designated Portfolio shares held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by GWL&A and the Fund. The Fund agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.


3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A, respectively, develops or proposes to use and in which the Fund (or a Portfolio thereof), its Adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. No such material shall be used if the Fund objects to such use within five (5) Business Days after receipt of such material.

4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund, Distributor or Adviser, except with the permission of the Fund, Distributor or Adviser.

4.3. The Fund or the Adviser shall furnish, or shall cause to be furnished, to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material.

4.4. The Fund, the Distributor and the Adviser shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.

4.5. The Fund will provide to GWL&A at least one complete copy of all registration statements, prospectuses, _ SAls, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities.

4.7. GWL&A will provide to the Fund at least one complete copy of all registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC, NASD, or other regulatory authority.

4.8. For purposes of Articles IV and VIII the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on line networks such as the Internet or other electronic media), sales literature ( i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.9. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

ARTICLE V. Fees and Expenses

5.1. The Fund and the Adviser shall pay no fee or other compensation to GWL&A under this Agreement, and GWL&A shall pay no fee or other compensation to the Fund or Adviser under this Agreement, although the parties hereto will bear certain expenses in accordance with Schedule D, Articles III, V, and other provisions of this Agreement.

5.2. All expenses incident to performance by the Fund, the Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule D.

The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.


5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A, in accordance with Schedule D.

5.4. The Fund, the Distributor and the Adviser acknowledge that a principal feature of the Contracts is the Contractowner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund, the Distributor and the Adviser agree to cooperate with GWL&A in facilitating the operation of the Account and the Contracts as described in the prospectus for the Contracts, including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VI. Diversification and Qualification

6.1. The Fund, the Distributor and the Adviser represent and warrant that the Fund will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as annuity contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund, Distributor and Adviser represent and wan-ant that the Fund and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Fund, the Distributor and the Adviser agree that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans.

6.2. No shares of any Designated Portfolio of the Fund will be sold to the general public.


6.3. The Fund, the Distributor and the Adviser represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

6.4. The Fund, Distributor or Adviser will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.

6.5. Without in any way limiting the effect of Sections 8.2, 8.3 and 8.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser or Distributor will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Sections 6.1, 6.2, or 6.3 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

6.6. The Fund at the Fund's expense shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as


Schedule C and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any noncompliance.

6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A's knowledge, or any Contractowner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund, Distributor or Adviser as a result of such a failure or alleged failure:

(a) GWL&A shall promptly notify the Fund, the Distributor and the Adviser of such assertion or potential claim;

(b) GWL&A shall consult with the Fund, the Distributor and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure;

(c) GWL&A shall use its best efforts to minimize any liability of the Fund, the Distributor and the Adviser resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

(d) any written materials to be submitted by GWL&A to the IRS, any Contractowner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund, the Distributor and the Adviser (together with any supporting information or analysis) within at least two (2) business days prior to submission;


(e) GWL&A shall provide the Fund, the Distributor and the Adviser with such cooperation as the Fund, the Distributor and the Adviser shall reasonably request (including, without limitation, by permitting the Fund, the Distributor and the Adviser to review the relevant books and records of GWL&A) in order to facilitate review by the Fund, the Distributor and the Adviser of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

(f) GWL&A shall not with respect to any claim of the IRS or any Contractowner that would give rise to a claim against the Fund, the Distributor and the Adviser (i) compromise or settle any claim, (ii) accept any adjustment on audit, or (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Fund, the Distributor and the Adviser, which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Fund and the Adviser shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Fund, the Distributor and the Adviser shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII. Potential Conflicts and Compliance With Mixed and Shared Funding Exemptive Order

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund.

An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contractowners.

7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, the Distributor, the Adviser or any sub-adviser to any of the Designated Portfolios (the "Independent Directors"), that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (~e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.


7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Adviser, the Distributor and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contractowners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any it-reconcilable material conflict, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, and 7.5 of
this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

8.1.  Indemnification By GWL&A

8. 1 (a). GWL&A agrees to indemnify and hold harmless the Fund, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provide that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Adviser, Distributor or Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connec tion with the sale of the Contracts or Fund shares; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not supplied by GWL&A or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWL&A; or

               (iv) arise as a result of any failure by GWL&A to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A including without limitation Section 2.11 and
               Section 6.7 hereof,

as limited by and in accordance  with the provisions of Sections 8.1(b) and 8. 1
(c) hereof


8. 1 (b). GWL&A shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8. 1 (c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.


8.2.    Indemnification by the Adviser

8.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of
Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund, the Distributor or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provid. that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with informa tion furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of GWL&A for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund, the Distributor or the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser, the Distributor or the Fund; or

               (iv) arise as a result of any failure by the Fund, the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor or the Fund; or

               (vi) arise out of or result from the incorrect or untimely calculation or reporting by the Fund, the Distributor or the Adviser of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VI hereof

8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Partys willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the


Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). GWL&A agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3.  Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of
Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:


               (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

               (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

83(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Patty (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof The Fund shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). GWL&A each agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

8.4.  Indemnification by the Distributor

8.4(a). The Distributor agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund,
               Adviser or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state there in a material fact required to be stated therein or necessary to make the statements therein not misleading, provid that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or Fund by or on behalf of GWL&A for use in the registration statement or SAI or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Fund, the Distributor or Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser, the Distributor or Fund; or

               (iv) arise as a result of any failure by the Fund, Adviser or Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, Adviser or Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund, Adviser or Distributor; or

               (vi) arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.

8.4(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.4(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.4(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.


ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10. 1. This Agreement shall terminate:

               (a) at the option of any party, with or without cause, with respect to some or all Portfolios, upon six (6) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; or

               (b) at the option of GWL&A by written notice to the other parties with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) at the option of GWL&A by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

               (d) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

               (e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; or

               (f) at the option of GWL&A by written notice to the Fund with respect to any Portfolio if GWL&A reasonably believes that the Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in Article VI hereof; or

               (g) at the option of either the Fund, the Distributor or the Adviser, if (i) the Fund, Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on GWL&A's ability to perform its obligations under this Agreement, (ii) the Fund, Distributor or Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund, Distributor or Adviser shall continue to apply on the sixtieth
               (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

               (h) at the option of GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund's, Distributors or Adviser's ability to perform its obligations under this Agreement, (ii) GWL&A notifies the Fund, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth
               (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or


               (i) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10. 1 (a)-& provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party.

10.2. Notice Requirement No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

               (a) in the event any  termination is based upon the provisions of
               Article VII, or the provisions of Section 10. 1 (a), 10. 1 (g) or
               10. 1 (h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

               (b) in the event any  termination is based upon the provisions of
               Section  10.  1 (d),  10.  1 (e),  10.  1 (i) or 10.  10) of this
               Agreement, the prior written notice shall be given at least sixty
               (60) days before the effective date of termination; and

               (c) in the event any  termination is based upon the provisions of
               Section 10. 1 (b), 10. 1 (c) or 10. 1 (f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

10.3. Effect of Termination Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet Section 817(h) of the Code diversification requirements, the Fund, the Distributor and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE M. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

INVESCO Variable Investment Funds, Inc.
7800 E. Union Ave., MS 201
Denver CO 80237 Attention: General Counsel


If to GWL&A:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, CO 80111
Attention: Vice President, Institutional Insurance

If to the Adviser:

INVESCO Funds Group, Inc.
7800 E. Union Ave., MS 801
Denver CO 80237
Attention: Chief Financial Officer


If to the Distributor:

INVESCO Distributors, Inc.
7800 E. Union Ave., MS 801
Denver CO 80237
Attention: Chief Financial Officer

ARTICLE XII. Miscellaneous

12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Annuity Regulations and any other applicable law or regulations.

12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof

12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.9. The Fund, the Distributor and the Adviser agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its assets and neither the Fund, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers, employees or agents of GWL&A, or any of them, except to the extent permitted under this Agreement.

12.10. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser and the Fund, and the Distributor and the Fund.


       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.
[GRAPHIC OMITTED][GRAPHIC OMITTED]

SCHEDULE A

Contracts                                                 Form Numbers

FutureFunds Series                          COLI VUL             J355.






SCHEDULE B

Designated Portfolios

INVESCO Variable Blue Chip Growth INVESCO Variable Dynamics INVESCO Variable Equity Income INVESCO Variable Health Sciences INVESCO Variable High Yield INVESCO Variable Realty INVESCO Variable Small Company Growth INVESCO Variable Technology INVESCO Variable Total Return INVESCO Variable Utilities Funds Additional Funds may be offered in the future., and may be included in this Fund Participation Agreement, under identical terms, after written amendment or substitution of this Schedule B.


                                   SCHEDULE C
                             Reports per Section 6.6

With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code (the "Code") and the regulations thereunder, the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter a report to GWL&A in the Form D 1 attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.

With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and (ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

(a) Less than ninety percent of gross income is derived from sources of income specified in Section 85 1 (b)(2);

(b) Thirty percent or greater gross income is derived from the sale or disposition of assets specified in Section 85 1 (b)(3);

(c) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(4)(A); and

(d) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 85 1
(b)(4)(B).


                                    FORM C I
                            CERTIFICATE OF COMPLIANCE

For the quarter ended:

I, ______________________________ a duly authorized officer, director or agent of ________________________Fund hereby swear and affirm that __________________________Fund is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code (the "Code") and the regulations thereunder as required in the Fund Participation Agreement among GreatWest Life & Annuity Insurance Company, and _______________________ other than the exceptions discussed below:

Exceptions                                  Remedial Action



                      If no exception to report, please indicate "None."

                               Signed this _____ day of __________

                                    ------------------------------
                                             (Signature)

                                By:______________________________
                               (Type or Print Name and Title/Position)


                                   SCHEDULE D

                                    EXPENSES

The Fund and/or the Distributor and/or Adviser, and GWL&A will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund's share of the total costs determined according to the number of pages of the Fund's respective portions of the documents
Item                    Function            Party Responsible  Party Responsible
                                            for Coordination         for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mutual Fund Prospectus Printing of combined  GWL&A               Fund,
                                                                 Distributor or
                       prospectuses                              Adviser, as
                                                                 applicable
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Fund, Distributor or  GWL&A               Fund,
                                                                 Distributor or
                       Adviser shall supply                      Adviser, as
                       GWL&A with such                           applicable
                       numbers of the
                       Designated
                       Portfolio(s)
                       prospectus(es) as
                       GWL&A shall
                       reasonably
                       request
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution to New   GWL&A                 GWL&A
                       and
                       Inforce Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution to       GWL&A                 GWL&A
                       Prospective Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Product Prospectus     Printing for Inforce  GWL&A                 GWL&A
                       Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Printing for          GWL&A                 GWL&A
                       Prospective
                       Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution to New   GWL&A                 GWL&A
                       and
                       Inforce Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution to       GWL&A                 GWL&A
                       Prospective Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Item                   Function         Party Responsible     Party Responsible
                                        for Coordination          for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mutual Fund Prospectus If Required by Fund,  Fund, Distributor or  Fund,
                                                                  Distributor or
Update & Distribution  Distributor or        Adviser               Adviser
                       Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       If Required by GWL&A  GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Product Prospectus     If Required by Fund,  GWL&A                 Fund,
                                                                  Distributor or
Update & Distribution  Distributor or                              Adviser
                       Adviser
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Item                   Function          Party Responsible    Party Responsible
                                         for Coordination          for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       If Required by GWL&A  GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mutual Fund SAI        Printing              Fund, Distributor or  Fund,
                                                                   Distributor
                                             Adviser               or Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution          GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Product SAI            Printing              GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution          GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Item                   Function         Party Responsible     Party Responsible
                                        for Coordination          for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Proxy Material for     Printing if proxy     Fund, Distributor or  Fund,
                       required                                    Distributor
Mutual Fund:           by Law                Adviser               or Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution          GWL&A                 Fund,
                       (including                                  Distributor
                       labor) if proxy                             or Adviser
                       required
                       by Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Printing &            GWL&A                 GWL&A
                       distribution if
                       required by GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Item                   Function          Party Responsible for Party Responsible
                                         Coordination          for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mutual Fund Annual &   Printing of combined  GWL&A                 Fund,
                                                                   Distributor
Semi-Annual Report     reports                                     or Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution          GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other communication to If Required by the    GWL&A                 Fund,
                       Fund,                                       Distributor
New and Prospective    Distributor or                               or Adviser
                       Adviser
clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       If Required by GWL&A  GWL&A                 GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Item                   Function          Party Responsible for Party Responsible
                                         Coordination          for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other communication to Distribution          GWL&A                 Fund,
                       (including                                  Distributor
inforce                labor and printing)                         or Adviser
                       if
                       required by the Fund,
                       Distributor or
                       Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Distribution          GWL&A                 GWL&A
                       (including
                       labor and printing)if
                       required by GWL&A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Item                   Function          Party Responsible    Party Responsible
                                             for
                                          Coordination         for Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Errors in Share Price  Cost of error to       GWL&A              Fund or Adviser
calculation pursuant   participants
to
Section 1.10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Cost of administrative GWL&A              Fund or Adviser
                       work to correct error
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operations of the Fund All operations and     Fund, Distributor  Fund or Adviser
                       related                or
                       expenses, including    Adviser
                       the
                       cost of registration
                       and
                       qualification of
                       shares,
                       taxes on the issuance
                       or
                       transfer of shares,
                       cost of
                       management of the
                       business affairs of
                       the
                       Fund, and expenses
                       paid
                       or assumed by the fund
                       pursuant to any Rule
                       12b-
                       I plan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operations of the      Federal registration   GWL&A                GWL&A
                       of
Account                units of separate
                       account
                       (24f-2 fees)
--------------------------------------------------------------------------------


                          FUND PARTICIPATION AGREEMENT

                               Janus Aspen Series


TABLE OF CONTENTS

   ARTICLE I.        Sale of Fund Shares                                      3
  ARTICLE II.       Representations and Warranties ...........................6
  ARTICLE III.      Prospectuses and Proxy Statements: Voting ................8
  ARTICLE IV.       Sales Material and Information ..........................10
  ARTICLE V.        Fees and Expenses .......................................12
  ARTICLE VI.       Diversification and Qualification .......................13
  ARTICLE VII.      Potential Conflicts and Compliance With
                    Mixed and Shared Funding Exemptive Order ................16
  ARTICLE VIII.     Indemnification .........................................19
  ARTICLE IX        Applicable Law ..........................................24
  ARTICLE X.        Termination .............................................24
  ARTICLE XI.       Notices .................................................27
  ARTICLE XII.      Miscellaneous ...........................................27
  SCHEDULE A        Contracts ...............................................31
  SCHEDULE B        Designated Portfolios ...................................32
  SCHEDULE C        Reports per Section 6.6  ................................34
 SCHEDULE D  Expenses .......................................................36


                             PARTICIPATION AGREEMENT

                                      Among

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                     JANUS ASPEN SERIES.

                                       and

                            JANUS CAPITAL CORPORATION

THIS AGREEMENT, made and entered into as of this 1st day of June, 1998 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Accounts Maxim Series Account (hereinafter "MSA"), FutureFunds Series Account (hereinafter "FutureFunds") and COLI VUL Series Account 1(hereinafter "CV-1") (collectively, the "Accounts"); JANUS ASPEN SERIES. a business trust organized under the laws of Delaware (hereinafter the "Fund"); and, JANUS CAPITAL CORPORATION (hereinafter the "Adviser"), a Colorado corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies") and certain qualified pension and retirement plans-, and

 WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

WHEREAS. the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated March 12, 1994 (File No. 812-8408). granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), a 15(a), and 15(b) of the Investment Company Act of


1940. as amended. (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3)(T)(b)(15) thereunder. to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and certain qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the " 193' ) Act"); and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

WHEREAS, CV-1 is a duly organized. validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A on July 23, 1997, to set aside and invest assets attributable to variable life insurance contracts; and

WHEREAS CV- I is exempt from registration under the 1940 Act and the 1933 Act and the variable life insurance contracts supported wholly or partially CV-1 are exempt from registration under the 1933 Act; and

WHEREAS, FutureFunds is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A on November 15, 1983, to set aside and invest assets attributable to group variable annuity contracts; and

WHEREAS, GWL&A has registered FutureFunds as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by FutureFunds and the variable annuity contracts supported wholly or partially by FutureFunds under the 1933 Act; and

WHEREAS, MSA is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A on June 24, 1981, to set aside and invest assets attributable to individual variable annuity contracts; and


WHEREAS. GWL&A has registered MSA as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by MSA and the variable annuity contracts supported wholly or partially by MSA under the 1933 Act; and

WHEREAS, GWL&A desires to utilize shares of the Portfolio(s) listed in Schedule B attached hereto and incorporated herein by reference. as it may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of the Accounts to fund the variable life insurance contracts through CV-1 and the group variable annuity contracts sold through the Futurefunds (collectively, the "Contracts"), and the Fund is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Accounts also intend to purchase shares in other open-end investment companies or series thereof and, for CV-1. units of unregistered managed insurance company separate accounts, all of which are not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Accounts to fund the Contracts;

NOW, THEREFORE. in consideration of their mutual promises. GWL&A, the Fund and the Adviser agree as follows:

ARTICLE 1.            Sale of Fund Shares

1. 1. The Fund agrees to sell to GWL&A those shares of the Designated Portfolio(s) which the Accounts order, executing such orders on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Portfolios. For purposes of this
Section 1.1, GWL&A shall be the designee of the Fund for receipt of such orders and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

1.2. The Fund agrees to make shares of the Designated Portfolio(s) available for purchase at the applicable net asset value per share by GWL&A and the Accounts on those days on which the Fund calculates its Designated Portfolio(s)' net asset value pursuant to rules of the SEC. and the Fund shall calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person.or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3. 3 The Fund will not sell shares of the Designated Portfolio(s) to any other

Participating Insurance Company, separate account or any Qualified Plan unless an agreement containing provisions substantially the same as Sections 2.1, 3.6
3. 7, 3.8 and Article VII of this Agreement is in effect to govern such sales.

1.4. The Fund agrees to redeem for cash, on GWL&A's request, any full or fractional shares of the Fund held by GWL&A, executing such requests on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. To the extent permitted by the 1940 Act, requests for redemption identified by GWL&A, or its agent, as being in connection with surrenders, annuitizations, transfers or death benefits under the Contracts, upon prior written notice, may be executed within seven (7) calendar days after receipt by the Fund or its designee of the requests for redemption. This Section 1.4 may be amended, in writing, by the parties consistent with the requirements of the 1940 Act and interpretations thereof. For purposes of this Section 1.4, GWL&A shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such request for redemption by 10:00 A.M. Eastern time on the next following Business Day.

1.5. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive, the Fund's shares may be sold to other Participating Insurance Companies and Qualified Plans (subject to Section 1.3 3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.

1.6. GWL&A shall pay for Fund shares by 11:00 a.m. Eastern time on the same Business Day that the Fund receives notice of the order in accordance with the provisions of Section 1. 1 hereof Payment shall be in federal funds transmitted by wire and/or by a credit for any shares redeemed the same day as the purchase.

1.7. The Fund shall pay and transmit the proceeds of redemptions of Fund shares by 2:00 p.m. Eastern Time on the same Business Day a redemption order is received in accordance with Section 1.4 hereof Payment shall be in federal funds transmitted by wire and/or a credit for any shares purchased the same day as the redemption.

1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to GWL&A or the Accounts. Shares ordered from the Fund will be recorded in an appropriate title for the Accounts or the appropriate sub-account of the Accounts.

1.9. The Fund shall furnish same day notice (by wire or telephone. followed by written confirmation) to GWL&A of any income. dividends or capital gain distributions payable on the Designated Portfolio(s)' shares. GWL&A hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. GWL&A reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify GWL&A by the end of the next following Business Day of the number of shares so issued as payment of such dividends and distributions.

1. 10. The Fund shall make the net asset value per share for each Designated Portfolio available to GWL&A on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:00 p.m. Eastern time. In the event of an error in the computation of a Designated Portfolio's net asset value per share ("NAV") or any dividend or capital gain distribution (each, a "pricing error"), the Adviser or the Fund shall immediately notify GWL&A as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article XI of this Agreement. A pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share. then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Adviser shall reimburse the Designated Portfolio for any loss, after taking into consideration any positive effect of such error-, however, no adjustments to Contractowner accounts need be made;


and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Adviser shall reimburse the Designated Portfolio for any loss without taking into consideration any positive effect of such error) and shall reimburse GWL&A for the costs of adjustments made to correct Contractowner accounts in accordance with the provisions of Schedule D. If an adjustment is necessary to correct a material error which has caused Contractowners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contractowners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A for crediting of such amounts to the applicable Contractowners accounts.

Upon notification by the Adviser of any overpayment due to a material error, GWL&A shall promptly remit to Adviser any overpayment that has not been paid to Contractowners; however, Adviser acknowledges that GWL&A does not intend to seek additional payments from any Contractowner who. because of a pricing error. may have underpaid for units of interest credited to his/her account. In no event shall GWL&A be liable to Contractowners for any such adjustments or underpayment amounts. A pricing error within categories (b) or (c) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.

The standards set forth in this Section 1. 10 are based on the Parties' understanding of the views expressed by the staff of the Securities and Exchange Commission ("SEC") as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, the* parties shall amend the foregoing provisions of this Agreement to comport with the appropriate applicable standards. on terms mutually satisfactory to all Parties.

ARTICLE II. Representations and Warranties

2.1. GWL&A represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Accounts prior to any issuance or sale of units thereof as a segregated asset account under Section 10-7-401, et. seq. of the Colorado Insurance Law.


2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 193 3 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act.

The Fund shall amend the registration statement for its shares under the 193' 3 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

2.3. The Fund reserves the right to adopt a plan pursuant to Rule l2b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund and Adviser agree to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1. the Fund undertakes to have its Board. a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule l2b-1 under the 1940 Act to finance distribution expenses.

2.4. The Fund represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement, to the extent GWL&A notifies the Fund of such laws. The Fund further represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with the insurance laws of the State of Colorado and all applicable state insurance and securities laws. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. GWL&A and the Fund will endeavor to mutually ___ cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party. In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised GWL&A that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders with an explanation regarding why such action is lawful. any action required by a Law Change will be taken.


2.5. The Fund represents and wan-ants that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

2.6. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

2.7. The Fund and the Adviser represent and warrant that all of their respective officers, employees. investment advisers. and other individuals or entities dealing with the money and/or securities of the Fund are. and shall continue to be at all times, covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g- I under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.8 The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule D attached hereto and incorporated herein by reference.

2.9 GWL&A represents and warrants, for purposes other than diversification under
Section 817 of the Internal Revenue Code of 1986 as amended ("the Code"), that the MSA and FutureFunds Contracts are currently treated as annuity contracts and the CV-1 Contracts are currently treated as life insurance contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition. GWL&A represents and warrants that the Accounts are "segregated asset accounts" and that interest in the Accounts are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

ARTICLE III.          Prospectuses and Proxy Statements: Voting

3.1. At least annually, the Adviser shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contractowners with respect to new sales of a Contract). If requested by GWL&A in lieu thereof. the Adviser or Fund shall provide such documentation (including a camera-ready copy and disk copy in a format the Company cannot revise (i.e., read-only or PDF) of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for any Unaffiliated ___ Funds and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund and Adviser agree that the prospectuses (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAI") for the Fund be distributed to all Contractowners, then the Fund and/or the Adviser shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners.

3.3. The Fund and/or the Adviser shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Desig-


nated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule D hereof, as GWL&A mav reasonably require to permit timely distribution thereof to Contractowners.

3.4. GWL&A assumes sole responsibility for ensuring that the materials provided by the Fund in accordance with Sections 3.1 through 3.3 are delivered to Contractowners and prospective Contractowners in accordance with applicable federal and state securities laws and applicable insurance law.

3.5. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing, GWL&A shall not be responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund. the Adviser or the Designated Portfolio(s) provided in writing by the Fund or the Adviser, neither the Fund nor Adviser are responsible for the content of the disclosure documents for the Contracts.

3.6. If and to the extent required by law GWL&A shall:

          (i) solicit voting instructions from Contractowners;

          (ii) vote the Designated Portfolio(s) shares in accordance with instructions received from Contractowners: and

          (iii) vote Designated Portfolio shares for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require passthrough voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

3.7. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by the Fund and GWL&A. The Fund agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.


3.8. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or. as the Fund currently intends, comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and. if and when applicable. 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

3.9. GWL&A shall in no way recommend or oppose or interfere with the solicitation of proxies for Fund shares held by Contractowners without the prior written consent of the Fund, which consent may be withheld in the Fund's sole discretion. GWL&A will not initiate or solicit Contractowners to initiate any proxy solicitation except to the extent that the failure by GWL&A to so initiate or solicit would under the circumstances. be in contravention with applicable federal or state law.

ARTICLE IV. Sales Material and Information

4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A develops or proposes to use and in which the Fund (or a Portfolio thereof), its Adviser or one of its sub-advisers is named in connection with the Contracts. at least ten (10) Business Days prior to its use. No such material shall be used if the Fund objects to such use within five (5) Business Days after receipt of such material.

4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund or Adviser in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or by the Adviser, except with the permission of the Fund or the Adviser.


4.3. The Fund shall furnish. or shall cause to be furnished. to GWL&A a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material.

4.4. The Fund and the Adviser shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A the Accounts, or the Contracts other than the information or representations contained in disclosure documents for the Contracts, as such disclosure documents may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A

4.5. The Fund will provide to GWL&A at least one complete copy of all registration statements, prospectuses. SAIs, reports, proxy statements, sales literature and other promotional materials designed for use in connection with the Contracts, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities. The Fund will provide to GWL&A at least one copy of any exemptive application and requests for no-action letters at such time as the SEC staff may grant such application or request.

4.6. GWL&A will provide to the Fund at least one complete copy of all registration statements, prospectuses. SAIs, reports. solicitations for voting instructions, sales literature and other promotional materials. applications for exemptions. requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Accounts, contemporaneously with the filing of such document(s) with the SEC, NASD. or other regulatory authority.

4.7. For purposes of Articles IV and VIII. the phrase "sales literature and other promotional material" includes. but is not limited to, advertisements (such as material published, or designed for use in. a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., online networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public. including brochures, circulars. research reports, market letters, form letters. seminar texts, reprints or excerpts of any other advertisement. sales literature. or published article) educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements. prospectuses. SAls. shareholder reports. and proxy materials and any other material constituting sales literature or advertising under the NASD rules. the 1933 Act or the 1940 Act.

4.8. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

4.9. GWL&A acknowledge and agree that the Adviser is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or in part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of the Adviser. Except as provided in Sections 4.1 and 4.2. GWL&A shall not use any Janus Mark on its own behalf or on behalf of the Contracts or the Accounts in any registration statement, advertisement, sales literature or other materials relating to the Contracts or the Accounts without the prior written consent of the Adviser. Upon termination of this Agreement for any reason and except to the extent necessary to administer or service existing Contracts. GWL&A shall cease all use of any Janus Marks as soon as reasonably practical.

ARTICLE V. Fees and Expenses

5.1. The Fund shall pay no fee or other compensation to GWL&A under this Agreement, and GWL&A shall pay no fee or other compensation to the Fund or Adviser under this Agreement, although the parties hereto will bear certain expenses in accordance with Schedule D, Articles III, V, and other provisions of this Agreement.

5.2. All expenses incident to performance by the Fund and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule D. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and. if and to the extent required. in accordance with applicable state laws prior to their sale.

5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A. in accordance with Schedule D.

5.4. The Fund and the Adviser acknowledge that a principal feature of the Contracts is the Contractowner's ability to choose from a number of Unaffiliated Funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund and the Adviser agree to cooperate with GWL&A in facilitating the operation of the Accounts and the Contracts as described in the prospectus for the Contracts. including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VI. Diversification and Qualification

6.1. The Fund and the Adviser represent and wan-ant that the Fund will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as variable life insurance and/or variable annuity contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund and Adviser represent and warrant that the Fund and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5. as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Fund and the Adviser agree that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and certain Qualified Plans.

6.2. No shares of any Designated Portfolio of the Fund will be sold to the general public.

6.3. The Fund and the Adviser represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the


Code. and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.


6.4. The Fund or the Adviser will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.

6.5. Without in any way limiting the effect of Sections 8.2 and 8.3 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure. of the Fund or any Designated Portfolio to comply with Sections 6.1. 6.2. or 6.3 hereof. including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include. but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure. For purposes of this section 6.5 and Sections 8.2 and 8.3. a failure to comply with Section 817(h) diversification or Subchapter M qualification requirements shall not include any non-compliance with such sections that is corrected within any grace periods allowed under the Code.

6.6. The Fund at the Fund's expense shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule C and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any noncompliance.


6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GVVL&A or. to GWL&A's knowledge, or any Contractowner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund or the Adviser as a result of such a failure or alleged failure:

(a) GWL&A shall promptly notify the Fund and the Adviser of such assertion or potential claim;

(b) GWL&A shall consult with the Fund and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure;

(c) GWL&A shall use its best efforts to minimize any liability of the Fund and the Adviser resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

(d) any written materials to be submitted by GWL&A to the IRS, any Contractowner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation. any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund and the Adviser (together with any supporting information or analysis) within at least two (2) business days prior to submission,*

(e) GWL&A shall provide the Fund and the Adviser with such cooperation as the Fund and the Adviser shall reasonably request (including, without limitation, by permitting the Fund and the Adviser to review the relevant books and records of GWL&A) in order to facilitate review by the Fund and the Adviser of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

(f) GWL&A shall not with respect to any claim of the IRS or any Contractowner that would give rise to a claim against the Fund and the Adviser (i) compromise or settle any claim, (ii)


accept any adjustment on audit. or (111) forego any allowable administrative or judicial appeals. without the express written consent of the Fund and the Adviser. which shall not be unreasonably withheld: provided that. GWL&A shall not be required to appeal any adverse judicial decision unless the Fund and the Adviser shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal.- and further provided that the Fund and the Adviser shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII.   Potential Conflicts and Compliance With
               Mixed and Shared Funding Exemptive Order

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by' any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners. or by contract owners of different Participating Insurance Companies; or (f) a. decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof

7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contractowners.

7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, the Adviser or any sub-adviser to any of the Designated


Portfolios (the "Independent Directors"). that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall. at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict. up to and including:
(1) withdrawiniz the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund. or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate. segregating the assets of any appropriate group (i.e.. annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
(2) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required. at the Fund's election, to withdraw the Accounts' investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented. and until the end of that six month period the Adviser and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Accounts' investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however. that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period. the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.


7.6. For purposes of Sections 7.3 through 7.6 of this Agreement. a majority of the Independent Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contractowners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then GWL&A will withdraw the Accounts' investment in the Fund and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.6. 3.7, 3.8, 7.1, 7.2, 7.3, 7.4, 7.5 and 7.6
of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification
        8.1. Indemnification Bv GWL&A

               8.1(a). GWL&A agrees to indemnify and hold harmless the Fund and the Adviser and each of their officers and directors or trustees and each person, if any, who controls the Fund or the Adviser within the meaning of
Section 15 of the 1933 Act (collectively, the "Indemnified Par ties" for purposes of this Section 8. 1) against any and all losses, claims, expenses, damages, liabili ties (including a mounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation. at common law or otherwise. insofar as such losses. claims. expenses. damages liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Adviser or Fund for use in the registra tion statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares. or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by GWL&A or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWL&A. or

(iv) arise as a result of any failure by GWL&A to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A, including without limitation
Section 2. 10 and Section 6.7 hereof,

as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof.

8.1(b). GWL&A shall not be liable under this indemnification provision with respect to any losses, claims, expenses. damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such


Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.1(c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have noti fied GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties. GWL&A shall be entitled to participate. at its own expense. in the defense of such action. GWL&A also shall be entitled to assume the defense thereof. with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Par-ties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund for which the Indemnified Parties intend to seek indemnification from GWL&A.

8.2. Indemnification by the Adviser

8.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation. at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser or the Fund by or on behalf of GWL&A for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or the Fund shares: or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus. SAI or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund or the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser or the Fund; or

     (iv) arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise. to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

     (v)arise out of or result from any material breach of any representation and/or warranty made by the Fund or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser or the Fund; or

     (vi) to the extent set forth in Section 1.10, arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate:

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VI hereof.


8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses. claims. expenses. damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance. bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). GWL&A agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Accounts for which GWL&A intend to seek indemnification from the Adviser.

8.3. Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of
Section 15 of the


1933 Act (collectively. the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses. claims. expenses. damages. liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation. at common law or otherwise, insofar as such losses. claims. expenses. damages. liabilities or expenses (or actions in respect thereof) or settlements. are related to the operations of the Fund and:

     (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

     (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund: or

     (iii) arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate, as limited by and in accordance with the provisions of Sections 8.3 3 (b) and 8.3(c) hereof.

83(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate. at its own expense. in the defense thereof. The Fund shall also be entitled to assume the defense thereof. with counsel satisfactory to the party named in the action, After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). GWL&A agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts. the operation of the Accounts, or the sale or acquisition of shares of the Fund for which GWL&A intend to seek indemnification from the Fund.

ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

ARTICLE X. Termination

10.1. This Agreement shall terminate:

(a) at the option of any party, with or without cause. with respect to some or all Portfolios. upon six (6) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; or

(b) at the option of GWL&A by written notice to the other parties with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c) at the option of GWL&A by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A. or

(d) at the option of the Fund or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of the Accounts. or the purchase of the Fund shares. if. in each case, the


Fund reasonably determines in its sole Judgment exercised in good faith. that any j such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perforrn its obligations under this Agreement, or

(e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund or the Adviser by the NASD, the SEC. or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or the Adviser to perform their obligations under this Agreement. or

(f) at the option of GWL&A by written notice to the Fund with respect to any Portfolio if GWL&A reasonably ___ believes that the Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in Article VI hereof, or

(g) at the option of either the Fund or the Adviser, if (i) the Fund or Adviser, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in their business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on GWL&A's ability to perform its obligations under this Agreement. (ii) the Fund or the Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund or the Adviser shall continue to apply on the sixtieth
(60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

(h) at the option of GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund's or the Adviser's ability to perform its obligations under this Agreement, (ii) GWL&A notifies the Fund or the Adviser, as appropriate. of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund or the Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

(i) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10. 1 (a)-(h); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties. and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (3 30) days written notice of termination to the defaulting party,


10.2. Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to-terminate. which notice shall set forth the basis for the termination. Furthermore,

(a) in the event any termination is based upon the provisions of Article VII, or the provisions of Section 10. 1 (a), 10. 1 (g), 10. 1 (h) or 10. 1 (1) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

(b) in the event any  termination  is based upon the provisions of Section 10. 1
(d) or 10. 1 (e) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

(c) in the event any  termination  is based upon the provisions of Section 10. 1
(b), 10. 1 (c) or 10.1(f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

10.3. Effect of Termination. Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet Section 817(h) of the Code diversification requirements, the Fund and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolios pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts").
Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolios, redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.4. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition. with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices


Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such parry set forth below or at such other address as such party may from time to time specify in writmig to the other party.

If to the Fund:

Janus Aspen Series
100  Fillmore  Street
Denver.  CO 80206
Attention:  General Counsel ----

If to GWL&A:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, CO 80111
Attention: Assistant Vice President, Law Department

If to the Adviser:

Janus Capital Corporation
100 Fillmore Street
Denver, CO 80206
Attention: General Counsel

ARTICLE XII. Miscellaneous

12.1- Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Conti-acts and all information reasonably identified as confidential in writing by any other party hereto and. except as permitted by this Agreement. shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

12 -7. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.


12.4. If any provision of this Agreement shall be held or made invalid by a court decision. statute. rule or otherwise. the remainder of the Agreement shall not be affected thereby.

12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall pen-nit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity and/or variable life operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Life Insurance Regulations, Colorado Variable Annuity Regulations. as applicable. and any other applicable law or regulations.

12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, may, upon the agreement of all parties, be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by th e arbitrators may be entered in any court having jurisdiction thereof.

12.7. The rights. remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.9. GWL&A is hereby expressly put on notice of the limitation of liability as set forth in the Trust Instrument of the Fund and agree that the obligations assumed by the Fund pursuant to this Agreement shall be limited in any case to the Fund and its assets and GWL&A shall seek satisfaction of any such obligation from the shareholders of the Fund or the Adviser, the Trustees, officers. employees or agents of the Fund. or any of them. except to the extent permitted under this Agreement.

12.10. GWL&A agrees that the obligations assumed by the Adviser pursuant to this Agreement shall be limited in any case to the Adviser and its assets and GWL&A shall not seek satisfaction of any such obligation from the shareholders of the Adviser, the directors, officers, employees or agents of the Adviser. or any of them, except to the extent permitted under this Agreement.

12.11. The Fund and the Adviser agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its respective assets and neither the Fund nor the Adviser shall seek satisfaction of any such obligation from the shareholders of the GWL&A or its directors, officers, employees or agents or any of them. except to the extent permitted under this Agreement.

12.12. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser and the Fund.

12.13. Neither this Agreement nor any rights or obligations hereunder may be "assigned," as such term is defined in the Investment Company Act of 1940, by either party without the prior written approval of the other party.

12.14. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.


IN WITNESS WHEREOF. each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By its authoirzed officer,

By:  /s/ Debra Esker Cunningham
Title:  AVP Marketing and Product Developement
Date: 5/20/98

JANUS ASPEN SERIES

By its authorized officer,

By: /s/ Bonnie Howe
Title:  Assistant Vice President
Date:

JANUS CAPITAL CORPORATION

By it authorized officer,

By:  /s/
Title: Vice President
Date:

SCHEDULE A

Contracts
COLI Variable Universal Life
FutureFunds Series Account
Maxim Series Account

Form Numbers


SCHEDULE B

Designated Portfolios

Janus Aspen Worldwide Growth Portfolio


                                   SCHEDULE C
                             Reports per Section 6.6

With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code (the "Code") and the regulations thereunder. the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter (45 days for the last quarter) a report to GWL&A in the Form D I attached hereto and incorporated herein by reference. regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary. identification of any remedial action to be taken to remedy non-compliance.

With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide a year-end report within 45 days after the end of the calendar year. However. if a problem with regard to RIC status, as defined below. is identified in any of the quarterly reports, on a weekly basis thereafter, additional interim reports will be provided specifically addressing the problems identified in such report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

(a) If, at the Fund's fiscal year end, less than ninety percent of gross income is derived from sources of income specified in Section 85 1 (b)(2); (b) If, at the end of the Fund's fiscal year end, thirty percent or greater gross income is derived from the sale or disposition of assets specified in Section 851 (b)(3);
(c) If, at the end of each fiscal quarter end, less than fifty percent of the value of the Fund's total assets consists of assets specified in Section 85 1
(b)(4)(A); and (d) If, at the end of each fiscal quarter end. no more than twenty-five percent of the value of total assets of the Fund is invested in the securities of one issuer, as that requirement is set forth in Section 8 5 1
(b)(4)(B).


                                    FORM C I
                            CERTIFICATE OF COMPLIANCE

        I, ______________, a duly authorized officer, director or agent of____________Fund hereby certify that _____________
_________________________________________________ Fund is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code (the "Code") and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, and ________________ other than the exceptions discussed below:

Exceptions                                          Remedial Action














                      If no exception to report, please indicate "None."

                              Signed this - day of

                                   (Signature)

                                    By:_______________________________
                     (Type or Print Name and Title/Position)






                                   SCHEDULE D
                                    EXPENSES

The Fund and/or Adviser. and GWL&A will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund's share of the total costs determined according to the number of pages of the Fund's respective portions of the documents.

-------------------------------------------------------------------------------------------
Item                     Function          Party Responsible          Party Responsible
                                                   for                       for
                                                Coordination               Expense
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Mutual Fund Prospectus   Printing of combined      GWL&A                  Fund or Adviser,
                                                                              as
                         prospectuses                                  applicable
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Fund or Adviser shall     GWL&A                  Fund or Adviser,
                                                                              as
                         supply GWL&A film/disk                        applicable
                         or such number of
                         Designated
                         Portfolio(s)
                         prospecrus(es) as
                         GWL&A
                         requires for printing
                         combined prospectus
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Distribution to New       GWL&A                  GWL&A
                         and
                         Inforce Clients
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Distribution to           GWL&A                  GWL&A
                         Prospective
                         Clients
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Mutual Fund Prospectus   If Required by Fund    Fund or Adviser        Fund or Adviser
Update & Distribution    or Adviser
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         If Required by GWL&A   GWL&A                  GWL&A
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Item                     Function               Party Responsible for  Party Responsible
                                                                       for
                                                Coordination           Expense
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Mutual Fund SAI          Printing               Fund or Adviser        Fund or Adviser
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Distribution           GWL&A                  GWL&A
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Product Disclosure       Printing               GWL&A                  GWL&A
Documents
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Distribution           GWL&A                  GWL&A
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Item                     Function               Party Responsible for  Party Responsible
                                                                             for
                                                Coordination           Expense
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Proxy Material for       Printing if proxy      Fund or Adviser        Fund or Adviser
Mutual                   required
Fund:                    by Law
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Distribution           GWL&A                  Fund or Adviser
                         (including
                         labor) if proxy
                         required by
                         Law
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                         Printing &             GWL&A                  GWL&A
                         distribution if
                         required by GWL&A
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Item                      Function               Party Responsible for  Party Responsible
                                                                             for
                                                 Coordination           Expense
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Mutual Fund Annual &      Printing of combined   GWL&A                  Fund or Adviser
Semi-Annual Report        reports
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Distribution           GWL&A                  GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Other communication to    If Required by the     GWL&A                  Fund or Adviser
                          Fund or
New and Prospective       Adviser
clients
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          If Required by GWL&A   GWL&A                  GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Item                      Function               Party Responsible for  Party Responsible
                                                                             for
                                                 Coordination           Expense
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Other communication to    Distribution           GWL&A                  Fund or Adviser
                          (including
inforce                   labor) if required by
                          the
                          Fund or Adviser
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          If Required by GWL&A   GWL&A                  GWL&A
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Item                      Function               Party Responsible for  Party Responsible
                                                                             for
                                                 Coordination           Expense
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Errors in Share Price     Cost of error to       GWL&A                  Fund or Adviser
                          participants
calculation pursuant to
Section 1.10
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                          Cost of administrative GWL&A                  Fund or Adviser
                          work to correct error
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Operations of the Fund    All operations and     Fund or Adviser        Fund or Adviser
                          related
                          expenses, including
                          the
                          cost of registration
                          and
                          qualification of
                          shares,
                          taxes on the issuance
                          or
                          transfer of shares.
                          cost of management of the business affairs of the
                          Fund, and expenses paid or assumed by the fund
                          pursuant to any Rule 12b- I plan
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Operations of the         All operations and     GWL&A                  GWL&A
Accounts                  related
                          expenses
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------



                    AMENDMENT TO FUND PARTICIPATION AGREEMENT


      This Amendment to the Fund Participation Agreement ("Agreement") dated June 1, 1998, among Janus Aspen Series, an open-end management investment company organized as a Delaware business trust (the "Trust"), Janus Capital Corporation, a Colorado corporation, and Great-West Life & Annuity Insurance Company, a Colorado life insurance company (the "Company") is effective as of December 1, 1998


                                    AMENDMENT


      For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

          1. The first paragraph of the recital shall be deleted and replaced with the following:

        THIS AGREEMENT, made and entered into as of this I" day of June, 1998 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Accounts Maxim Series Account (hereinafter "MSA"), FutureFunds Series Account (hereinafter "FutureFunds"), COLI VUL Series Account 1 (hereinafter "CV- I") and COLI VUL Series Account 2 (hereinafter "CV-2") (collectively, the "Accounts"); JANUS ASPEN SERIES, a business trust organized under the laws of Delaware (hereinafter the "Fund"); and, JANUS CAPITAL CORPORATION (hereinafter the "Adviser"), a Colorado Corporation.

          2. Schedule A of this Agreement shall be deleted and replaced with the attached Schedule A.

          3. Schedule B )f this Agreement shall be deleted and replaced with the attached Schedule B.

All other terms of the Agreement shall remain in full force and effect.

      IN WITHNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first written above.

GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY


        By: /s/ David C. McDonald
        Name: David C. McDonald
        Title:  Vice President


JANUS ASPFN SERIES


        By: /s/ Deborah Bielicke Eades
        Name: Deborah Bielicke Eades
        Title  Assistant Vice President

JANUS CAPITAL CORPORATION

        By: /s/ Deborah Bielicke Eades
        Name: Deborah Bielicke Eades
        Title  Assistant Vice President

                                  SCHEDULE A

        Contracts
        Form Numbers

COLI Variable Universal Life

COLI VUL Series Account 2

FutureFunds Series Account

Maxim Series Account









                                   SCHEDULE B


Designated Portfolios

                     Janus Aspen Series Balanced Portfolio
                     Janus Aspen Series Flexible Income Portfolio
                     Janus Aspen Series High Yield Portfolio
                     Janus Aspen Series Worldwide Portfolio

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT



THIS AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 4th day of October 1999, by and among, GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWL&A"), JANUS ASPEN SERIES (the "Fund'), and JANUS CAPITAL CORPORATION (the "Adviser"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).


                                    RECITALS


WHEREAS, GWL&A, the Fund, and the Adviser are parties to a certain Participation Agreement, dated June 1, 1998, (the "Original Agreement"), pursuant to which shares of Portfolios of the Fund, an open-end management investment company registered under the Investment Company Act of 1940, are made available to act as an investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts to be offered by insurance companies, including GWL&A; and

WHEREAS, GWL&A entered into the Original Agreement on its own behalf and on behalf of its Accounts; Maxim Series Account, FutureFunds Series Account and COLI VUL Series Account 1, and

WHEREAS, GWL&A, the Fund, and the Adviser desire to add COLI VLJL Series Account 2 ("CV-2") to the Accounts covered under the Original Agreement; and

WHEREAS, CV-2 is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, to set aside and invest assets attributable to variable life insurance contracts; and

WHEREAS, GWL&A has registered CV-2 as a unit investment trust under the Investment Company Act of 1940 and has registered the securities deemed to be issued by CV-2 and the variable life insurance contracts supported wholly or partially by CV-2 under the 1933 Act; and

WHEREAS, GWL&A desires to utilize shares of the Designated Portfolios on behalf of the Accounts to fund the variable life insurance contracts through CV-1 and CV-2 as well as the group annuity contracts sold through FutureFunds; and

WHEREAS, GWL&A, the Fund, and the Adviser desire to amend the Original Agreement in order to allow additional affiliated Portfolios of the Fund to be available to the Accounts; and

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows, effective as of the date first written above:

          1.   CV-2  is  added  as  an  Account  of  GWL&A  under  the  Original
               Agreement.

          2. The first sentence of Section 2.9 of the Original Agreement is deleted in its entirety and replaced with the following:

             "GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986, as amended ("the Code"), that the MSA and FutureFunds Contracts are currently treated as annuity contracts and the CV-1 and CV-2 Contracts are currently treated as life insurance contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future."

          3. Schedule A of the Original Agreement, and as applicable throughout such Agreement, is hereby deleted and replaced in its entirety with the Schedule A attached hereto and incorporated by reference herein.

          4. Schedule B of the Original Agreement, and as applicable throughout such Agreement, is hereby deleted and replaced in its entirety with the Schedule B attached hereto and incorporated by reference herein.

          5.   Section 1.6 of the Agreement is amended to read as follows:

        GWL&A shall pay for Fund shares by 3:00 p.m. Eastern time on the next Business Day after an order to purchase fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire and/or by a credit for any shares redeemed the same day as the purchase.

IN WITNESS WHEREOF, the undersigned duly authorized officers have executed this Amendment in their capacities as such as of the date first written above.



GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY

By:  /s/ Ron Laeyendecker
Name: Ron Laeyendecker
Title:   Vice President


JANUS ASPEN SERIES
By:       /s/ Bonnie M. Howe
Name:    Bonnie M. Howe
Title:   Assistant Vice President


JANUS CAPITAL CORPORATION
By:    /s/ Bonnie M. Howe
Name:    Bonnie M. Howe
Title:    Assistant Vice President








                                        2




                                       SCHEDULE A

  Contracts                                                   Form Numbers
  COLI Variable Universal Life series account I                       J350
  COLI Variable Universal Life series account 2                       J355
  FutureFunds Series Account
  Maxim Series Account








                                                   3

                                   SCHEDULE B


Designated Portfolios Janus Aspen Series - Institutional Shares Growth Portfolio Aggressive Growth Portfolio Capital Appreciation Portfolio Worldwide Growth Portfolio International Growth Portfolio Growth and Income Portfolio Balanced Portfolio Equity Income Portfolio Flexible Income Portfolio High-Yield Portfolio

Additional Funds may be offered in the future, and may be included in this Fund Participation Agreement, under identical terms, after written amendment or substitution of this Schedule B.








                                        4


  Great-West
  LIFE & ANNUITY INSURANCE COMPANY
    8515 East Orchard Road
   Englewood, CO 80111
   Tel. (303) 689- 3000
    Address mail to- PO Box 1700, Denver, CO 80201

April 27, 1998


Mr. Dave Agostine
Vice President - Institutional Marketing
Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4923





RE:     Great West Participation Agreement

Dear  Mr. Agostine:

This letter agreement supplements, and is subject to the terms and conditions of that certain Participation Agreement dated June 1, 1998, by and among Janus Capital Corporation (the "Adviser"), Janus Aspen Series (the 'Trust") and Great-West Life & Annuity Insurance Company ("Great-West"), pursuant to which the Janus Aspen Worldwide Growth Portfolio, (the "Designated Portfolio") will serve as an investment vehicle for Maxim Series Account, FutureFunds Series Account and COLI VUL-1 Series Account established by Great-West (the 'Separate Accounts"). It is agreed and understood that pursuant to the terms of the Participation Agreement, additional portfolios may be designated to serve as investment vehicles for the Separate Accounts and will be subject to the terms of this letter Agreement. All defined terms in this letter agreement shall have the same meanings as set forth in the Participation Agreement, unless otherwise defined herein.

Administrative Services
Great-West agrees to provide certain administrative services as specified in Exhibit A hereto, which may be amended from time to time, in connection with the arrangements contemplated by the Participation Agreement. The parties hereto acknowledge and agree that the services provided by Great-West are recordkeeping, shareholder communication, transaction facilitation and processing, and related administrative services only and are not the services of an underwriter or a principal underwriter of the Fund. The parties hereto further acknowledge and agree that Great-West is not an underwriter for the shares of any Designated Portfolio within the meaning of the Securities Act of 1993 or the Investment Company Act of 1940.

Administrative Service Fee
As compensation for the administrative services specified in Exhibit A, the Adviser agrees to pay GreatWest a monthly Administrative Service Fee of _____% per annum of the average daily net asset value of the Designated Portfolio(s) held by GWL&A's customers on the first $500 million and _____% per annum of the average daily net asset value of the Designated Portfolio(s) on all assets in excess of $500 million, payable by the Adviser to GWL&A, held by Great-West customers, such payments being due and payable to Great-West within 15(fifteen) days after the last day of the month to which such payment relates.

Representations and Warranties
Great-West represents and warrants that (i) it and its employees and agents meet the requirements of applicable law, including but not limited to federal and state securities law and state insurance law, for the performance of services contemplated herein; and (ii) no portion of the Administrative Service Fee will be rebated by Great-West to any Contract owner.



Mr. Dave Agostine
April 27, 1998
Page 2


Assignment
This letter agreement may not be assigned by either party without the prior written approval of the other party, which approval may not be unreasonably withheld, except that the Adviser may assign its obligations under this letter agreement, including the payment of all or any portion of the Service Fee, to the Fund, on behalf of one or more designated Portfolios, as the case may be, upon thirty (30) days written notice to Great-West.

Confidentiality
The parties agree that the terms of this letter agreement will be treated as confidential and will not be disclosed to the public or any outside party except with the prior written consent of each party, or as Great-West may, in its sole discretion, deem such disclosure necessary to facilitate its normal business operations, including but not limited to the business contemplated by the Participation Agreement.

Indemnification
The parties agree to indemnify the other party with respect to the subject matter of this agreement in accordance with the indemnification provisions of the Participation Agreement.

Amendment
This letter agreement may be amended only upon mutual written agreement of the parties hereto. The parties agree to modify this letter agreement as necessary to conform the terms hereof to a change in applicable law or interpretation thereof by an appropriate regulatory body.

Termination
This letter agreement shall terminate only upon, and in accordance with, the termination of the Participation Agreement, except to the extent the parties hereto may otherwise mutually agree in writing. The payment of the Administrative Service Fee will terminate with respect to all assets of the Separate Accounts invested in the Designated Portfolio, including assets attributable to existing contract owners, upon termination of this letter agreement.

                                   Sincerely,


                                      Great-West Life Annuity Insurance Company
                                      By:  /s/ Debra Esker Cunningham

Accepted and Agreed to by
Janus Capital Corporation

By:  /s/ David W. Agostine
Name:  David W. Agostine
Title:    Vice President
Date: May 7, 1998


                                    EXHIBIT A


Great-West will provide the properly registered and licensed personnel and systems necessary for all customer servicing and support for both Designated Portfolio(s) and Contract information and questions including:

        respond to Contractowner inquiries
        delivery of prospectus - both Designated Portfolio(s) and Contract preparation and delivery of quarterly statements maintenance of all Contractowner records provision of tax reporting, as applicable entry of initial and subsequent orders transfer of cash to Designated Portfolio(s) explanations of objectives and characteristics of Designated Portfolio(s) facilitation of transfers between Designated Portfolio(s) and/or Unaffiliated Funds

The Adviser will calculate the asset balance for each day on which the fee is to be paid pursuant to this Agreement with respect to each Designated Portfolio.

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT made as of the 1st day of January, 1999, by and between NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("TRUST"), a Delaware business trust, ADVISERS MANAGERS TRUST ("MANAGERS TRUST"), a New York common law trust, NEUBERGER BERMAN MANAGEMENT INCORPORATED ("NBMI"), a New York corporation, and GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("LIFE COMPANY"), a life insurance company organized under the laws of the State of Colorado.

      WHEREAS, TRUST and MANAGERS TRUST are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("40 Act") as open-end, diversified management investment companies; and

      WHEREAS, TRUST is organized as a series fund comprised of several portfolios ("Portfolios") the shares of which are registered under the Securities Act of 1933, as amended (the "33 Act"), the currently available of which are listed on Appendix A hereto; and

      WHEREAS, MANAGERS TRUST is organized as a series fund, comprised of several portfolios ("Series"), the currently operational of which are listed on Appendix A hereto; and

      WHEREAS, each Portfolio of TRUST will invest all of its net investable assets in a corresponding Series of MANAGERS TRUST; and

      WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts of such life insurance companies ("Participating Insurance Companies") and also offers its shares to certain qualified pension and retirement plans; and

      WHEREAS, TRUST has received an order from the SEC, dated May 5,1995 (File No. 812-9164), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the'40 Act, and Rules 6e-2(b)(I 5) and 6e-3 ff)(b)(l 5) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Order"); and

      WHEREAS, LIFE COMPANY has established or will establish one or more separate accounts ("Separate Accounts"), as listed in Appendix B, as may be amended from time to time, to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

      WHEREAS, NBMI is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of


1934, as amended, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

      WHEREAS, NBMI is the administrator and distributor of the shares of each Portfolio of TRUST and investment manager of the corresponding Series of MANAGERS TRUST; and

      WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of TRUST to fund the aforementioned Variable Contracts and TRUST is authorized to sell such shares to LIFE COMPANY at net asset value; and

      WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Separate Accounts also intend to purchase shares in other open-end investment companies or series thereof not affiliated with the TRUST ("unaffiliated funds") on behalf of the Separate Accounts to fund the Variable Contracts;

      NOW, THEREFORE, in consideration of their mutual promises, LIFE COMPANY, TRUST, MANAGERS TRUST and NBMI agree as follows:

                               Article 1. SALE OF TRUST SHARES
                                               ---------------

      1.1 TRUST agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed in Appendix B for investment of proceeds from Variable Contracts allocated to the designated Separate Accounts, such shares to be offered as provided in TRUST's Prospectus.

      1.2 TRUST agrees to sell to LIFE COMPANY those shares of the selected Portfolios of TRUST which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of TRUST for receipt of such orders from LIFE COMPANY and receipt by such designee shall constitute receipt by TRUST; provided that TRUST receives notice of such order by 10:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

      1.3 TRUST agrees to redeem for cash, on LIFE COMPANY's request, any full or fractional shares of TRUST held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption. For purposes of this Section 1.3, LIFE COMPANY shall be the designee of TRUST for receipt of requests for redemption from LIFE COMPANY and receipt by such designee shall constitute receipt by TRUST; provided that TRUST receives notice of such request for redemption by 10: 00 a.m. New York time on the next following Business Day.

        1.4 TRUST shall furnish, on or before the ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. TRUST shall notify LIFE COMPANY of the number of shares so issued as payment of such dividends and distributions.

        1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated, but shall use its best efforts to make such net asset value available by 6:00 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, the number of shares of the applicable sub-account of such Variable Contract owners will be adjusted and the amount of any underpayments shall be credited by the TRUST, MANAGERS TRUST or NBMI to LIFE COMPANY for crediting of such amounts to the applicable Variable Contract owners' accounts. Upon notification by the TRUST, MANAGERS TRUST or NBMI of any overpayment due to a material error, LIFE COMPANY shall promptly remit to the TRUST, MANAGERS TRUST or NBMI any overpayment that has not been paid to Variable Contract owners; however, the TRUST, MANAGERS TRUST and NBMI acknowledge that LIFE COMPANY does not intend to seek additional payments from any Variable Contract owner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article IX of this Agreement. NBMI agrees to pay LIFE COMPANY a flat reimbursement of the lesser of $2,000 or the actual expenses of LIFE COMPANY of correcting a material pricing error for each material pricing error (i.e., each day an incorrect net asset value or offering price is communicated to LIFE COMPANY or is the basis on which TRUST shares are purchased or redeemed by LIFE COMPANY). LIFE COMPANY shall use its best efforts to use the least costly method to correct pricing effors. In defining materiality for purposes of this Section, TRUST and LIFE COMPANY shall apply the standard set forth in Appendix E hereto, which is consistent with applicable guidance of the staff of the Securities and Exchange Commission. The Trustees of TRUST may amend such materiality standard in good faith execution of their fiduciary duties, such amendment to be effective upon written notice to LIFE COMPANY.

        1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by LIFE COMPANY by 10:00 a.m. New York Time on the Business Day next following LIFE

COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof

      1.7 If LIFE COMPANY's order requests the purchase of TRUST shares, LIFE COMPANY shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account by 5:30 p.m. New York time on the next Business Day after the order is transmitted by LIFE COMPANY. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, TRUST shall wire the redemption proceeds to LIFE COMPANY by 5:30 p.m. New York time on the next Business Day, unless doing so would require TRUST to dispose of portfolio securities or otherwise incur additional costs, but in such event, proceeds shall be wired to LIFE COMPANY within seven days and TRUST shall notify the person designated in writing by LIFE COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York time the same Business Day that LIFE COMPANY transmits the redemption order to TRUST. If LIFE COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another fund administered or distributed by NBMI, TRUST shall so apply such proceeds the same Business Day that LIFE COMPANY transmits such order to TRUST.

         1.8 Notwithstanding Section 1.7, TRUST reserves the right to suspend the right of redemption or postpone the date of payment or satisfaction upon redemption consistent with Section 22(e) of the '40 Act and any rules thereunder.

         1.9 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to certain qualified pension and other retirement plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5 and Articles V and VI of this Agreement. Shares of the Portfolios of TRUST will not be sold directly to the general public.

      1.10 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Trustees of TRUST, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, deemed necessary and in the best interests of the shareholders of such Portfolios.

      1.11 Issuance and transfer of the TRUST's shares to LIFE COMPANY will be by book entry only. Stock certificates will not be issued to LIFE COMPANY or the Separate Accounts. Shares ordered from the TRUST will be recorded in an appropriate title for the Separate Accounts or the appropriate sub-account of the Separate Accounts.

      1.12 The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the TRUST's shares may be sold to other participating Insurance Companies (under agreements which contain language substantially similar to this Agreement) and the cash value of the Variable Contracts may be invested in other investment companies.

                   Article 11.  REPRESENTATIONS AND WARRANTIES
                                ------------------------------

     2.1 LIFE COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Colorado and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that BenefitsCorp Equities, Inc., the principal writer for the Variable Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934.

     2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the '40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

     2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the '33 Act unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

     2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5 LIFE COMPANY represents and warrants that it shall deliver such prospectuses, statements of additional information, proxy statements and periodic reports of the TRUST as required to be delivered under applicable federal or state law and interpretations of federal and state securities regulators thereunder in connection with the offer, sale or acquisition of the Variable Contracts.

     2.6 TRUST represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal and state laws, and TRUST shall be registered under the '40 Act prior to and at the time of any issuance or sale of such shares. TRUST shall amend its registration statement under the '33 Act and the '40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by TRUST.


     2.7 TRUST represents and warrants that the TRUST will at all times sell its shares and invest its assets in such a manner as to ensure that the Variable Contracts will be treated as annuity contracts under the Code, and the regulations issued thereunder. Without limiting the foregoing. TRUST represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

        2.8 TRUST represents and warrants that each Portfolio invested in by the Separate Account is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

     2.9 TRUST, at its expense, will provide LIFE COMPANY or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Appendix C; provided, however, that providing such reports does not relieve TRUST of its responsibility for such compliance or its liability for any non-compliance.

     2.10. TRUST, represents and warrants that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

      2.11 MANAGERS TRUST represents and warrants that it is lawfully organized and validly existing under the laws of the State of New York and that it does and will comply in all material respects with the 1940 Act.

      2.12 NBMI represents and warrants that it is and shall remain duly registered under the Investment Advisers Act of 1940 and that it shall perform its obligations to TRUST and MANAGERS TRUST in compliance in all material respects with applicable federal and state law.

      2.13 The TRUST represents and warrants that all of its respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of TRUST are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of TRUST in an amount not less than the minimal coverage required by Rule I 7g- 1 under the '40 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

      2.14 MANAGERS TRUST represents and that all of its respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of MANAGERS TRUST are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of MANAGERS TRUST in an amount not less than the minimal coverage required by Rule 17g- I under the '40 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

      2.15 The TRUST will provide LIFE COMPANY with as much advance notice as is reasonably practicable of any material change affecting the Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Portfolio(s) and any proxy solicitation affecting the Portfolio(s)) and consult with LIFE COMPANY in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Variable Contracts. The TRUST agrees to share in expenses incurred by LIFE COMPANY as a result of actions taken by the TRUST, consistent with the allocation of expenses contained in Schedule D attached hereto and incorporated herein by reference.

        2.16 The TRUST shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. LIFE COMPANY and the TRUST will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing actually known to them that affect the Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party. In the event of a Law Change, the TRUST agrees that, except in those circumstances where the TRUST has advised LIFE COMPANY that its Board of Trustees has determined that implementation of a particular Law Change is not in the best interests of all of the TRUST's shareholders, any action required by a Law Change will be taken.

                  Article 111. PROSPECTUS AND PROXY STATEMENTS

      3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

     3.2 TRUST, MANAGERS TRUST, NBMI AND LIFE COMPANY shall allocate costs and expenses under this Agreement in accordance with the Expense Schedule set forth in Appendix D. LIFE COMPANY will submit any bills for printing, duplicating and/or mailing costs, relating to TRUST documents with respect to which TRUST, MANAGERS TRUST or NBMI is responsible for under Appendix D to TRUST for reimbursement. LIFE COMPANY shall monitor such costs and shall use its best efforts to control these costs. LIFE COMPANY will provide TRUST on a semi-annual basis, or more frequently as reasonably requested by TRUST, with a current tabulation of the number of existing Variable Contract owners of LIFE COMPANY whose

Variable Contract values are invested in TRUST. This tabulation will be sent to TRUST in the form of a letter signed by a duly authorized officer of LIFE COMPANY attesting to the accuracy of the information contained in the letter. If requested by LIFE COMPANY, the TRUST shall provide such documentation (including a final copy of the TRUST's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for LIFE COMPANY to print together in one document the current prospectus for the Variable Contracts issued by LIFE COMPANY and the current prospectus for the TRUST. Should LIFE COMPANY wish to print any of these documents in a format different from that provided by TRUST, LIFE COMPANY shall provide TRUST with sixty (60) days' prior written notice and LIFE COMPANY shall bear the cost associated with any format change.

      3.3 TRUST will provide, at its expense, LIFE COMPANY with the following TRUST (or individual Portfolio) documents, and any supplements thereto, with respect to prospective Variable Contract owners of LIFE COMPANY:

               (i) camera-ready copy of the current prospectus for printing by the LIFE COMPANY;

               (ii) camera-ready copy of the individual  Portfolio  prospectuses filed as part of TRUST's registration statement;

               (iii)a copy of the statement of additional  information  suitable for duplication;

               (iv) camera-ready  copy of proxy material  suitable for printing;
                    and

               (v) camera-ready copy of the annual and semi-annual reports for printing by the LIFE COMPANY.

      3.4 TRUST will provide LIFE COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. LIFE COMPANY will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

      3.5 It is understood and agreed that, except with respect to information regarding LIFE COMPANY provided in writing by that party, LIFE COMPANY is not responsible for the content of the prospectus or SAI for the Portfolio(s). It is also understood and agreed that, except with respect to information regarding the TRUST or the Portfolio(s) provided in writing by the TRUST,

MANAGERS TRUST or NBMI, neither the TRUST, MANAGERS TRUST nor NBM1 are responsible for the content of the prospectus or SAI for the Variable Contracts.

      3.6 The TRUST will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the TRUST will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the TRUST currently intends, comply with Section 16(c) of the 1940 Act with respect to shareholder meetings to consider the removal of a trustee (although the TRUST is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the TRUST will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                           Article IV. SALES MATERIALS

      4.1 LIFE COMPANY will furnish, or will cause to be famished, to TRUST and NBMI, each piece of sales literature or other promotional material in which TRUST, MANAGERS TRUST or NBMI is named, at least ten (10) Business Days prior to its intended use. No such material will be used if TRUST, MANAGERS TRUST or NBM1 objects to its use in writing within five (5) Business Days after receipt of such material.

      4.2 TRUST and NBMI will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least ten (10) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within five (5) Business Days after receipt of such material.

      4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

      4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST.

      4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the '40 Actor the '33 Act.

                         Article V. POTENTIAL CONFLICTS

      5.1  The Board of Trustees of TRUST and MANAGERS TRUST (the
"Boards") will monitor TRUST and MANAGERS TRUST, respectively, (collectively the "Funds"), for the existence of any material irreconcilable conflict between the interests of the Variable Contract owners of Participating Insurance Company Separate Accounts investing in the Funds. A material irreconcilable conflict may arise for a variety of reasons, including: (a) state insurance regulatory authority action; (b) a change in applicable federal or state insurance, tax or securities laws or regulations or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard voting instructions of Variable Contract owners.

      5.2 LIFE COMPANY will report any potential or existing conflicts to the Boards. LIFE COMPANY will be responsible for assisting each appropriate Board in carrying out its responsibilities under the Conditions set forth under the Order and in the notice issued by the SEC for the Funds on April 12, 1995 (the "Notice") (Investment Company Act Release No. 21003), which LIFE COMPANY has reviewed, by providing each appropriate Board with all information reasonably necessary for it to consider any issues raised. This responsibility includes, but is not limited to, an obligation by LIFE COMPANY to inforrn each appropriate Board whenever Variable Contract owner voting instructions are disregarded by LIFE COMPANY. These responsibilities will be carried out by the LIFE COMPANY with a view only to the interests of the Variable Contract owners.

      5.3 If a majority of the Board of TRUST or MANAGERS TRUST or a majority of its disinterested trustees or directors, determines that a material irreconcilable conflict exists, affecting the LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of disinterested trustees or directors), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including: (a) withdrawing the assets allocable to some or all of the Separate Accounts from the TRUST or any series thereof and reinvesting those assets in a different investment medium, which may include another series of TRUST or MANAGERS TRUST or another investment company or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., Variable Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation or offering to the affected Variable Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of TRUST or MANAGERS TRUST, to withdraw its Separate Account's investment in TRUST or MANAGERS TRUST and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

      For the purposes of this Section 5.3, a majority of the disinterested members of the applicable Board shall determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will TRUST, MANAGERS TRUST or NBMI (or any other investment adviser of TRUST or MANAGERS TRUST) be required to establish a new ftmding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section 5.3 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially affected by the material irreconcilable conflict.

      5.4 Any Board's determination of the existence of an material irreconcilable conflict and its implications shall be made known promptly and in writing to LIFE COMPANY.

      5.5 No less than annually, LIFE COMPANY shall submit to the Boards such reports, materials or data as such Boards may reasonably request so that the Boards may fully carry out the obligations imposed upon them by these Conditions. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the applicable Boards.

                               Article VI. VOTING

      6.1 LIFE COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the '40 Act as requiring pass-through voting privileges for Variable Contract owners. This condition will apply to registered UIT Separate Accounts investing in TRUST and to registered managed separate accounts investing in MANAGERS TRUST to the extent a vote is required with respect to matters relating to MANAGERS TRUST. Accordingly, LIFE COMPANY, where applicable, will vote shares of a Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for assuring that each of its Separate Accounts that participates in any Fund calculates voting privileges in a manner consistent with other participants as defined in the Conditions set forth in the Notice ("Participants"). The obligation to calculate voting privileges in a manner consistent with all other Separate Accounts investing in a Fund will be a contractual obligation of all Participants under the agreements governing participation in the Funds. Each Participant will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as it votes those shares for which it has received voting instructions. LIFE COMPANY reserves the right to vote TRUST shares held in any segregated asset account in its own right, to the extent permitted by law.

      6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the '40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Order, then TRUST, MANAGERS TRUST and/or the Participants, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable, and Sections of this Agreement regarding voting, potential conflicts and compliance with the Order shall continue in effect only to the extent that terms and conditions substantially identical to those Sections are contained in such Rule(s) as so amended or adopted.

                             Article VII.  INDEMNIFICATION

      7.1 Indemnification by LIFE COMPANY. LIFE COMPANY agrees to indemnify and hold harmless TRUST, MANAGERS TRUST, NBMI and each of their Trustees, directors, officers, employees and agents and each person, if any, who controls TRUST or MANAGERS TRUST or NBMI within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for purposes of Sections 7.1,
7.2 and 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the offer, sale or acquisition of TRUST's shares or the Variable Contracts and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, statement of additional information, sales literature or other promotional material for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by LIFE COMPANY, or persons under its control) or wrongful conduct of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to TRUST by or on behalf of LIFE COMPANY; or

          (d) arise as a result of any failure by LIFE COMPANY to substantially provide the services and furnish the materials under the terms of this Agreement; or

          (e)  arise  out  of  or  result  from  any  material   breach  of  any
               representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.

        As limited by and in accordance with the provisions of Sections 7.2 and
7.3 hereof.

      7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the perforinance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to TRUST, whichever is applicable.

     7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information. of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indernnification provision except to the extent that LIFE COMPANY has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

      7.4 Indemnification by NBMI. NBMI agrees to indemnify and hold harmless LIFE COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for the purposes of Sections 7.4, 7.5, and 7.6), against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of NBMI which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the offer, sale or acquisition of TRUST's shares or the Variable Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information, sales literature or other promotional material of TRUST (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to NBMI or TRUST by or on behalf of LIFE COMPANY for use in the registration statement, prospectus, or statement of additional information for TRUST or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature for the Variable Contracts not supplied by NBMI or persons under its control) or wrongful conduct of TRUST or NBMI or persons under their control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional infon-nation, sales literature or other promotional material covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY for inclusion therein by or on behalf of TRUST; or

          (d) arise as a result of (i) a failure by NBMI, TRUST, or MANAGERS TRUST to substantially provide the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by NBMI in this Agreement or arise out of or result from any other material breach of this Agreement by NBMI.

          (f) arise out of or result from the incorrect or untimely calculation or reporting by the TRUST, MANAGER TRUST or NBMI of the daily net asset value per share or dividend or capital gain distribution rate due to negligent conduct of TRUST, MANAGERS TRUST, or NBMI.

      Without limiting the effect of the foregoing, NBMI will pay all costs associated with or arising out of any failure or any anticipated or reasonably foreseeable failure of the TRUST or any Portfolio to comply with Sections 1.9,
2.7 and 2.8 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act). Such costs are to include but are not limited to, reasonable fees and expenses of legal counsel and other advisors to LIFE COMPANY and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by LIFE COMPANY with respect to itself or owners of its Variable Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

      7.5 NBMI shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to LIFE COMPANY.

     7.6 NBMI shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified NBMI in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify NBMI of any such claim shall not relieve NBMI from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision except to the extent that NBMI has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, NBMI shall be entitled to participate at its own expense in the defense thereof. NBMI also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from NBMI to such party of NBMI's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and NBMI will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                         Article VIII. TERM; TERMINATION
      8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

8.2 This Agreement shall terminate in accordance with the following provisions:

               (a) At the option of LIFE COMPANY, TRUST, MANAGERS TRUST, or NBMI at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

               (b) At the option of LIFE COMPANY, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless TRUST or makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

               (c) At the option of LIFE COMPANY, upon the institution of formal proceedings against TRUST, MANAGERS TRUST or NBMI by the SEC


                                       1 6

                    or the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, materially impair TRUST's ability to meet and perform TRUST's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

               (d) At the option of TRUST or NBMI, upon the institution of formal proceedings against LIFE COMPANY by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's reasonable judgment, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

               (e) At the option of LIFE COMPANY in the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

               (f) At the option of TRUST or NBMI if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

               (g) At the option of LIFE COMPANY, upon TRUST's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to TRUST;

               (h) At the option of TRUST or NBMI, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST or NBMI, as appropriate, within thirty days after written notice of such breach is delivered to LIFE COMPANY;

               (i) At the option of TRUST or NBMI, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;







                                       17

               (j) In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, TRUST, MANAGERS TRUST and NBMI, termination shall be effective immediately upon such occurrence without notice;

               (k)  At the  option  of LIFE  COMPANY  if a  Portfolio  fails  to
                    satisfy  the  diversification   requirements  set  forth  in
                    Section 2.7 hereof and such failure is not cured within the grace period afforded by Regulation 1.817-5, or if a Portfolio fails to qualify as a "regulated investment company" pursuant to the requirements set forth in Section
                    2.8. Termination shall be effective immediately upon notice;

               (1) At the option of LIFE COMPANY if (i) LIFE COMPANY shall determine, in its sole judgment reasonably exercised in good faith, that NBMI, TRUST or MANAGERS TRUST has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change'or publicity will have a material adverse impact on NBMI's, TRUST's or MANAGERS TRUST's ability to perform its obligations under this Agreement, (ii) LIFE COMPANY notifies NBMI, TRUST or MANAGERS TRUST, as appropriate, of that determination and its intent to tenninate this Agreement, and (iii) after considering the circumstances since the giving of such7a-notice, the determination of LIFE COMPANY shall continue to apply on the sixtieth (601h ) day following the giving of that notice, which sixtieth day shall be the effective date of termination;

               (in) At the option of TRUST or NBMI if (i) TRUST or NBMI shall determine, in its sole judgment reasonably exercised in good faith, that LIFE COMPANY has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on LIFE COMPANY's ability to perform its obligations under this Agreement, (ii) TRUST or NBMI, as appropriate, notifies LIFE COMPANY of that determination and its intent to terminate this Agreement, and (iii) after considering the circumstances since the giving of such a notice, the determination of TRUST or NBMI, as appropriate, shall continue to apply on the sixtieth (60') day following the giving of that notice, which sixtieth day shall be the effective date of termination.

      8.3  Notwithstanding any termination of this Agreement pursuant to
Section 8.2 hereof, TRUST will continue to make available additional TRUST shares (limited to shares of the Portfolios designated in Appendix B), as provided below, at the option of LIFE COMPANY for so long as LIFE COMPANY desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if LIFE COMPANY so elects


                                       18

for TRUST to make additional TRUST shares available, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST, redeem investments in TRUST and/or invest in TRUST upon the payment of additional premiums under the Existing Contracts. In the event of a termination of this Agreement pursuant to
Section 8.2 hereof, LIFE COMPANY, as promptly as is practicable under the circumstances, shall notify TRUST and NBMI whether LIFE COMPANY elects for TRUST to continue to make TRUST shares available after such termination. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect. The parties agree that this Section 8.3 shall not apply to any terminations of this Agreement by the TRUST, MANAGERS TRUST or NBMI pursuant to Sections 8.2(f),(h),(i), 0) or (m) hereof.

      8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts, until thirty (30) days after the LIFE COMPANY shall have notified TRUST of its intention to do so.

      8.5 Notwithstanding any termination of this Agreement, each party's obligations under Article VII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to existing Variable Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

                               Article IX. NOTICES

      Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                             If to TRUST, MANAGERS TRUST or NBMI:

                    Neuberger&Berman Management Incorporated
                                605 Third Avenue
                             New York, NY 10158-0006
                    Attention: Ellen Metzger, General Counsel
                                     If to LIFE COMPANY:
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                               Englewood, CO 80111
               Attention: Vice President, Institutional Insurance
               with a copy to  the  Legal  Department,  attention:  Jeffrey
               Engelsman



                                       19

      Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                            Article X. MISCELLANEOUS

      10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

      10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

      10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

      10.5 The parties agree that the assets and liabilities of each Series are separate and distinct from the assets and liabilities of each other Series. No Series shall be liable or shall be charged for any debt, obligation or liability of any other Series. No Trustee, officer or agent shall be personally liable for such debt, obligation or liability of any Series or Portfolio and no Portfolio or other investor, other than the Portfolio or other investors investing in the Series which incurs a debt, obligation or liability, shall be liable therefor.

      10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books, records and operating procedures in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

      10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

      10.8 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by TRUST, MANAGERS TRUST, NBMI and the LIFE COMPANY.

     10.9 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the Owners of the Variable Contracts

                                       20

and all information reasonably identified as confidential in writing by an other party hereto and, accept as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another part has designated as proprietary.









                                       21

      IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

                                         NEUBERGER BERMAN
                                         ADVISERS MANAGEMENT TRUST


                                         By:  /s/ Michael J. Weiner
                                         Name: Michael J. Weiner
                                         Title:  Vice President


                                         ADVISERS MANAGERS TRUST


                                         By:  /s/ Michael J. Weiner
                                         Name: Michael J. Weiner
                                         Title:  Vice President



                                         NEUBERGER BERMAN
                                         MANAGEMENT INCORPORATED


                                         By:  /s/ Daniel J. Sullivan
                                         Name: Daniel J. Sullivan
                                         Title:   Senior Vice President


                                         GREAT-WEST LIFE & ANNUITY INSURANCE
                                         COMPANY

                                         By: /s/ David G. McDonald
                                         Name: David G. McDonald
                                         Title:   Vice President Institutional
                                                  Insurance










                                       22

                                   Appendix A

Neuberger Berman Advisers                               Corresponding Series of
Management Trust and its Series (Portfolios)    Advisers Managers Trust (Series)
--------------------------------------------   --------------------------------

Balanced Portfolio                                    AMT Balanced Investments
Growth Portfolio                                      AMT Growth Investments
Guardian Portfolio                                  AMT Guardian Investments
Limited Maturity Bond Portfolio           AMT Limited Maturity Bond Investments
Liquid Asset Portfolio                           AMT Liquid Asset Investments
Mid-Cap Growth Portfolio                        AMT Mid-Cap Growth Investments
Partners Portfolio                                 AMT Partners Investments
International Portfolio                          AMT International Investments
Socially Responsive Portfolio               AMT Socially Responsive Investments










                                          A-1

                                   Appendix B



Separate Accounts                               Selected Portfolios

Maxim Series Account                            Partners
COLI VUL Series Account 2 Portfolio             Partners, Guardian, Mid-Cap
                                                Growth and Socially Responsive










                                          B-1

                                   Appendix C

                         Report Pursuant to Section 2.9
      With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, TRUST shall provide within twenty (20) Business Days of the close of the calendar quarter a report to LIFE COMPANY on Form C attached hereto, regarding the status under such sections of the Code of the Portfolios identified in Appendix B (provided that no such reports need be supplied with respect to a Portfolio that had not commenced investment operations during the relevant quarter), and if necessary, identification of any remedial action to be taken to remedy non-compliance.
      With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," TRUST will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and
(ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.
      A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:



     (a) Less than ninety percent of gross income is derived from sources of income specified in Section 85 1 (b)(2);

     (b) At least fifty percent of the value of total assets consists of assets specified in Section 8 5 1 (b)(3)(A); and

     (c) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in
Section 85 1 (b)(3)(B).









                                          C-2

                            CERTIFICATE OF COMPLIANCE

For the quarter ended:

        I, ______________ a duly authorized officer, director or agent of Neuberger Berman Advisers Management Trust hereby swear and affirm that the ___________ Portfolio is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Inc. other than the exceptions discussed below:

Exceptions                                      Remedial Action








                      If no exception to report, please indicate "None."

                               Signed this _ day of


                              -----------------------------------
                               (Signature)

                               By: ________________________________
                               Name:
                               Title:







                                          C-3

                                   Appendix D


                                               EXPENSE SCHEDULE

The TRUST and LIFE COMPANY will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the TRUST's share of the total costs determined according to the number of pages of the TRUST's respective portions of the documents.

                Item                   Function               Party Responsible for   Party Responsible
                                                                 Coordination          for Expense

                  Trust Prospectus     Printing of combined   Life Company         Trust, Managers
                                       prospectuses                                Trust or NBMI, as
                                                                                   applicable

                                       Trust shall supply LifeLife Company         Trust, Managers
                                       Company   with    such                      Trust or NBMI, as
                                       numbers  of  the                            applicable
                                       prospectuses  of   the
                                       Portfolios  designated  in
                                       Appendix  B  as   Life
                                       Company    shall
                                       reasonably request for
                                       distribution to Inforce
                                       Clients provided such
                                       prospectuses are included
                                       in the Trust's currently
                                       effective registration
                                       statement

                                       Distribution to New and   Life Company      Life Company
                                       Inforce Clients

                                       Distribution  to          Life Company      Life Company
                                       Prospective    Clients

                  Product Prospectus   Printing  for  Inforce    Life Company      Life Company
                                       Clients

                                       Printing for Prospective  Life Company      Life Company
                                       Clients

                                       Distribution to New       Life Company      Life Company
                                       and Inforce Clients

                                       Distribution to           Life Company      Life Company
                                       Prospective Clients


                                          D-1

                      Item               Function                Party Responsible for    Party Responsible
                                                                 Coordination             for Expense


             Trust Prospectus Update If Required by Trust   Trust, Managers Trust or      Trust, Managers
                & Distribution                                NBMI, as applicable         Trust or NBMI, as
                                                                                          applicable

                                       If Required by Life     Life Company               Life Company
                                       Company
                Product Prospectus     If Required by Trust    Life Company               Trust, Managers
                Update & Distribution                                                     Trust or NBMI, as
                                                                                          applicable

                                       If Required by Life    Life Company                Life Company
                                       Company
                Trust SAI              Printing               Trust, Managers Trust       Trust, Managers
                                                              or NBMI, as applicable      Trust or NBMI, as
                                                                                          applicable

                                       Distribution           Life Company                Life Company
                Product SAI            Printing               Life Company                Life Company
                                       Distribution           Life Company                Life Company
          Proxy Material for Trust:    Printing if proxy     Trust, Managers Trust or     Trust, Managers
                                       required by Law       NBMI, as applicable          Trust or NBMI, as
                                                                                          applicable
                                       Distribution (including   Life Company             Trust, Managers
                                       labor) if proxy required                           Trust or NBMI, as
                                       by Law                                             applicable
                                Printing & distribution if       Life Company            Life Company
                                required by Life Company
                Trust Annual & Semi-   Printing of combined      Life Company          Trust, Managers
                Annual Report          reports                                         Trust  or  NBMI,   as
                                                                                       applicable
                                       Distribution              Life Company        Life      Company
            Other communication to     If Required by the Trust  Life Company        Trust,     Managers
                New and Prospective                                                  Trust  or  NBMI,   as
                clients                                                              applicable








                                          D-2


                      Item               Function                Party Responsible for    Party Responsible
                                                                 Coordination             for Expense
                                        If required by Life      Life Company             Life Company
                                        Company

               Other communication to   Distribution (including   Life Company            Trust Managers
               Inforce                  labor and printing) if    Life Company            Trust or NBMI,
                                        required by the Trust                             as appicable
                                        Distribution (including    Life Company            Life Company
                                        labor and printing) if
                                        required by Life
                                        Company

               Errors in Share Price    Cost of error to           Life Company            Trust, Managers
               calculation pursuant to  particiapants                                      Trust or NBMI, as
               Section 1.5                                                                 applicable

                                        Cost of administrative     Life Company            Trust, Managers
                                        work to correct error,                             Trust or NBMI, as
                                        Subject to the limitations                         applicable
                                        set forth in Section 1.5
               Operations of the Trust  All operations and related   Trust                 Trust, Managers
                                        expenses, including the                            Trust or NBMI, as
                                        cost of registration and                           applicable
                                        qualifications of shares,
                                        taxes on the issuance or
                                        transfer of shares, cost of
                                        management of the
                                        business affairs of the
                                        Trust, and expenses paid
                                        or assumed by the Trust
                                        pursuant to any Rule 12b-
                                        1 plan


               Operations of the        Federal registration of         Life Company       Life Company
               Account                  units of separate account
                                        (24f-2 fees)

                                          D-3

                                   Appendix E


                      PRICING PROCEDURES--ERROR CORRECTIONS

When a Portfolio's net asset value per share ("NAV") is determined to be incorrect, the following analysis must be done separately for each day the error existed to determine whether such error is material.

1) Review the error to determine if such error represents the amount that would be necessary to change the NAV per share by more than a full penny or not.

      A) If no then no further action is necessary.

      B) If yes then go on to step 2.

2) THE CAPITAL TEST: For each day the error per share exceeded a full penny, calculate the dollar amount of impact on that day's net capital share activity. Accumulate such amount with amounts calculated for all other days impacted by this error (this process nets out amounts which increase and decrease capital). Situations causing a decrease to the Portfolio's capital would be: (a) if the Portfolio had net redemptions for the day and the errant NAV was too high or (b) if the Portfolio has net sales when the errant NAV was to high.

3) THE SHAREHOLDER TEST: Test to see if the error per share on any day was greater than 1/2 of 1% of that day's NAV (for example, for a Portfolio with a $10.00 NAV this would equal 5 cents). If so, all shareholders whose transactions were negatively impacted by more than $ 1 0. 00 must be adjusted by reprocessing or reimbursing such shareholders. If not, no adjustments for the shareholder test will be required and no shareholder transactions are adjusted.

4) The amounts accumulated in steps 2 and 3 (step 3 may be zero) need to be combined to determine the cumulative effect of the error. The amounts calculated in step 3 are all reductions to the Portfolio's capital while step 2's results can net out to be a decrease or increase to the Portfolio's capital. The final net impact to the Portfolio's capital will be calculated as follows: (a) take any net decrease to capital in step 2 and add the decrease in capital from step 3 to it. This amount must be paid to the Portfolio; or (b) take any net increase to capital in step 2 and decrease it by the amount in step 3. If the result is a net increase to capital, then no reimbursement is required, but, if the result is a net decrease to capital, then the Portfolio must be reimbursed for this amount.

Exhibit 6.  Actuarial Opinion and Consent


April 22, 2002

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

Re:     COLI VUL-2 Series Account of
        Great-West Life & Annuity Insurance Company
        Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 File No. 333-70963

Ladies and Gentlemen:

This opinion is furnished in connection with the filing of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (file No. 333-70963) (the "Registration Statement") which covers premiums expected to be received under flexible premium variable universal life insurance policies (the "Policies") to be offered by Great-West Life & Annuity Insurance Company (the "Company"). The prospectus included in the Registration Statement describes the Policy, which will be offered by the Company in each State where it has been approved by appropriate State insurance authorities. I am familiar with the Policy form and the Registration Statement and Exhibits thereto.

In my capacity as Vice President of the Company, I have provided actuarial advice concerning:

The preparation of the Registration Statement to be filed by the Company and its COLI VUL-2 Series Account with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policies: and

The preparation of the Policy forms for the Policy described in the Registration Statement.

It is my professional opinion that:

1. The hypothetical illustrations of death benefits, account value, cash surrender value and total premiums paid plus interest at 5 percent shown in the prospectus, based on the assumptions stated in the illustration are consistent with the provisions of the Policy. The rate structure of the Policy has not been designed so as to make the relationship between premium and benefits, as shown in the illustrations included, appear to be correspondingly more favorable to prospective buyers than other illustrations which could have been provided at other combinations of ages, sex of the insured, death benefit option and amount, definition of life insurance test, premium class, and premium amounts. Insured of other premium classes may have higher costs of insurance charges.

2. All other numerical examples shown in the prospectus are consistent with the Policy and our practices, and have not been designed to appear more favorable to prospective buyers than other examples which could have been provided.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and the use of my name under the heading "Experts" in the prospectus.

Sincerely,

/s/ Ron Laeyendecker

Ron Laeyendecker, F.S.A., M.A.A.A.
Vice President
Life Insurance Markets




Exhibit 7. Consent of Deloitte & Touche LLP











INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 333-70963 of COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company on Form S-6 of our report dated February 22, 2002 on the financial statements of COLI VUL-2 Series Account and our report dated January 28, 2002 on the consolidated financial statements of Great-West Life & Annuity Insurance Company and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Denver, Colorado
April 19, 2002













Exhibit 8.  Consent of Jorden Burt LLP



Exhibit 8


Jorden Burt
1025 Thomas Jefferson Street, N.W.         777 Brickell Avenue, Suite 500
Suite 400 East                             Miami, Florida 33131-2803
Washington, D.C. 20007-5208                (305) 371-2600
(202) 965-8100                             Telecopier: (305) 372-9928
Telecopier: (202) 965-8104
HTTP://www.jordenusa.com



April 23, 2002

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado   80111

Re:  COLI VUL-2 Series Account
     Post- Effective Amendment No. 5 to the Registration Statement on Form S-6 File No. 333-70963

Ladies and Gentlemen:

        We have acted as counsel to Great-West Life & Annuity Insurance Company, a Colorado corporation, regarding the federal securities laws applicable to the issuance and sale of the policies described in the above-referenced registration statement. We hereby consent to the reference to us under the caption "Legal Matters" in the prospectus filed on the date hereof by Great-West Life and Annuity Insurance Company and COLI VUL-2 Series Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                               Very truly yours,

                                               /s/Jorden Burt LLP
                                               Jorden Burt LLP



wdc:    92874